UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Report to Shareholders

Allianz Funds

Multi-Strategy Trust

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

September 30, 2020

AllianzGI Best Styles Global Equity Fund

AllianzGI Convertible Fund

AllianzGI Core Plus Bond Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Emerging Markets Value Fund (formerly AllianzGI NFJ Emerging Markets Value Fund)

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Sustainability Fund

AllianzGI Green Bond Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Multi Asset Income Fund

AllianzGI PerformanceFee Managed Futures Strategy Fund

AllianzGI PerformanceFee Structured US Equity Fund

AllianzGI Preferred Securities and Income Fund

AllianzGI Short Duration High Income Fund

AllianzGI Short Term Bond Fund

AllianzGI Structured Return Fund

AllianzGI Water Fund (formerly AllianzGI Global Water Fund)

This material is authorized for use only when preceded or accompanied by the current Allianz Funds Multi-Strategy Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President

4–62	Fund Summaries

63–64	Important Information

65–67	Benchmark Descriptions

68–125	Schedules of Investments

126–133	Statements of Assets and Liabilities

134–141	Statements of Operations

142–149	Statements of Changes in Net Assets

150–181	Financial Highlights

182–233	Notes to Financial Statements

234	Report of Independent Registered Public Accounting Firm

235–236	Tax Information

237	Changes to the Board of Trustees/Liquidity Risk Management Program

238–245	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

246–247	Privacy Policy

248–250	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to each Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The novel coronavirus (“COVID-19”) pandemic severely impacted the global economy during the 12-month fiscal reporting period ended September 30, 2020. Economic growth in the US and overseas contracted as countries instituted lockdown orders in an attempt to contain COVID-19. Over this period, global equities generated mixed results. Elsewhere, the overall US bond market posted positive returns.

12 Months in Review

For the 12-month period ended September 30, 2020, US stocks, as measured by the Standard & Poor’s 500 Index, returned 15.15%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index (net) and the MSCI World Index (net), returned 0.49% and 10.41%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index (net) returned 10.54%. With respect to bonds, the Bloomberg Barclays US Credit Index returned 7.50%, whereas the Bloomberg Barclays Global High Yield Constrained Index returned 2.85%. The Bloomberg Barclays US Government Bond Index returned 10.56%, while the broader bond market index, as measured by the Bloomberg Barclays US Aggregate Bond Index, gained 6.98%. The Bloomberg Barclays Global Aggregate Index returned 6.24%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.4% annual pace during the fourth quarter of 2019. The COVID-19 pandemic then started to take its toll on the economy, as GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department then reported that second quarter annualized GDP growth was -31.4%, the steepest decline on record. Finally, the initial estimate for third quarter annualized GDP growth was 33.1%.

The US Federal Reserve (“Fed”) took a number of aggressive actions in an attempt to support the economy and keep the market functioning properly in the wake of the COVID-19 pandemic. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%, and on March 15, the federal funds rate was further reduced to a range between 0.00% and 0.25%. Then, on March 23, the Fed said it was “…committed to use its full range of tools to support the U.S. economy in this challenging time and thereby promote its maximum employment and price stability goals.” Among its actions, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities. On June 15, 2020, the Fed announced it would purchase existing corporate bonds on the open market. In August 2020, the Fed updated its

2	September 30, 2020 |	Annual Report

“Statement on Longer-Run Goals and Monetary Policy Strategy.” In summary, it is anticipated that the Fed’s new approach to setting U.S. monetary policy will include letting inflation and employment run higher, which could mean interest rates remain low for longer than previously anticipated. Finally, in September 2020, most members of the Federal Open Market Committee projected that the federal funds rate may stay anchored near zero through 2023.

Outlook

Since the market low on March 23, 2020, risk assets have rebounded impressively. While this year’s US equity rally was mostly dominated by the sectors well-positioned to capitalize on or be bolstered by certain of the circumstances caused by the COVID-19 pandemic (e.g., technology and healthcare), we have seen a broadening of leadership since mid-May: cyclical sectors such as industrials, financials and energy have performed well. In our view, investors should expect natural periods of consolidation in the coming months and be mindful of looming risks — from what is a second wave of rapidly increasing COVID-19 infections to the current state of controversy over the outcome of the US presidential election. Finally, as we continue to navigate the COVID-19 crisis, we believe it remains critical to make active bets and reposition for a post-COVID-19 world.

As announced on July 7, 2020, Allianz Global Investors plans to enter into a strategic alliance with Virtus Investment Partners (“Virtus”). If approved by shareholders of the Funds, wholly-owned subsidiaries of Virtus will become the investment adviser and administrator for the Funds and Virtus or an affiliate of Virtus will become the distributor for the Funds. With respect to all Funds other than the suite of value equity Funds, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) portfolio management teams will continue to be responsible for the day-to-day management of the Funds, through AllianzGI U.S. serving as sub-adviser to such Funds. With respect to the suite of value equity Funds managed by AllianzGI U.S.’s Dallas-based Value Equity US team, members of the Value Equity US team are expected to become employees of an affiliate of Virtus, NFJ Investment Group, LLC, and continue their day-to-day management of those Funds. On behalf of Allianz Global Investors, it was our honor to have served your Funds and look forward to continuing to do so in a sub-advisory capacity for applicable Funds.

On behalf of AllianzGI U.S., the Funds’ investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

Trustee, President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Annual Report	| September 30, 2020	3

Unaudited

AllianzGI Best Styles Global Equity Fund*

For the period of October 1, 2019 through September 30, 2020, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 7.50%, underperforming the MSCI ACWI (the “benchmark”), which returned 10.44%.

Market Overview

Global equities rallied over the third quarter of 2020, buoyed by positive trial results for potential COVID-19 vaccines, further stimulus measures and hopes that the global economy may be over the worst of its pandemic-induced recession. However, after recording their strongest August returns since 1986, stock markets weakened throughout September, undermined by political wrangling in the US over the size of further fiscal stimulus and concerns over a potentially destabilizing US presidential election. A surge in new COVID-19 infections in Europe further weighed on sentiment. In general, emerging markets outperformed developed markets, helped by a weaker tone to the US dollar.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of the five long-term successful investment styles value, momentum, earnings revisions, growth and quality. Over the trailing twelve months, the style Value underperformed globally. It was one of the worst periods for Value versus the broad market and other investment styles in history. The trend-following styles of Momentum and Revisions did outperform, along with Growth, which had the strongest performance of the trend-following styles. Quality also performed well. From a capitalization perspective, small cap stocks underperformed mega cap and large cap stocks, which was an overall head wind to the strategy

The Fund has only moderate leeway for sector and regional allocation with a maximum deviation of 3% versus. the benchmark for active weightings. The overall contribution from active country/sector allocation was benign, as would be expected with our tight active collars.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. It was an unusually difficult period in terms of stock selection, for which the strategy posted a negative result in 9 of 11 sectors.

Outlook

COVID-19 has caused a global demand and supply shock. The recession started in the first quarter of 2020 and gross domestic product collapsed in the second quarter of 2020. In response to this crisis, governments and central banks all over the world have enacted fiscal and monetary stimulus measures to counteract the disruption caused by COVID-19. We anticipate that the third quarter of 2020 will probably see a V-shaped recovery. Due to the continued spread of COVID-19, however, the outlook for the fourth quarter of 2020 and 2021 is getting cloudier. The back-to-normal process will take some time.

* Effective on or about December 14, 2020, the AllianzGI Best Styles Global Equity Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of December 7, 2020, shares of the Fund will no longer be available for purchase or exchange.

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	7.50%	7.74%	5.96%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	1.59%	6.52%	5.09%
AllianzGI Best Styles Global Equity Fund Class C	6.71%	7.01%	5.23%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	5.80%	7.01%	5.23%
AllianzGI Best Styles Global Equity Fund Class P	7.73%	7.98%	6.19%
AllianzGI Best Styles Global Equity Fund Institutional Class	7.84%	8.09%	6.29%
AllianzGI Best Styles Global Equity Fund Class R6	7.85%	8.12%	6.34%
MSCI ACWI	10.44%	10.30%	7.27%
Lipper Global Multi-Cap Core Funds Average	8.18%	8.82%	6.52%

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 0.77% for Class A shares, 1.47% for Class C shares, 0.53% for Class P shares, 0.52% for Institutional Class shares and 0.40% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Funds expense ratios net of this reduction are 0.70% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

4	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Cumulative Returns Through September 30, 2020

Country/Location Allocation (as of September 30, 2020)

United States	52.6%

Japan	6.3%

China	5.4%

France	3.6%

Canada	3.0%

United Kingdom	2.9%

Taiwan	2.8%

Korea (Republic of)	2.6%

Other	19.5%

Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,272.00	$1,266.50	$1,272.70	$1,273.60	$1,274.50

Expenses Paid During Period	$3.98	$7.93	$2.84	$2.27	$2.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,021.50	$1,018.00	$1,022.50	$1,023.00	$1,023.00

Expenses Paid During Period	$3.54	$7.06	$2.53	$2.02	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2020	5

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2019 through September 30, 2020, as provided by Douglas C. Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Convertible Fund (the “Fund”) returned 38.44%, outperforming the ICE BofA US Convertibles Index (the “benchmark”), which returned 31.20%.

Market Overview

Despite historic equity and credit volatility, convertible securities produced a materially positive twelve-month return. Strong underlying equity performance and credit spread tightening over the latter half of the reporting period benefited the asset class.

Convertible securities gained over the fourth quarter of 2019 and into early 2020 before selling off aggressively in late February and much of March as the COVID-19 outbreak intensified. In connection with unprecedented monetary and fiscal policy responses, the convertible market rebounded from the March low and advanced over the remainder of period. Stabilizing investor confidence, accommodative US Federal Reserve (the “Fed”) commentary, positive economic surprise momentum, better-than-feared corporate earnings, US COVID-19 case trends and vaccine/treatment progress were all market supportive.

The Fed’s response was designed to ensure the normal functioning and stabilization of US credit markets and was also extraordinary in terms of its swiftness, scope, and willingness to take action. The Fed remained highly accommodative throughout the reporting period, pledging to keep interest rates near zero until at least the end of 2023. In addition, the Fed officially set a new inflation target of moderately above 2.0%, noting it would maintain an accommodative stance until inflation hits this level.

The fiscal response was also immediate with President Trump signing into law several bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act.

As anticipated, the economy decelerated, and the unemployment rate surged. Although, economic data released later in the period improved and, in many cases, surprised to the upside as lockdowns, travel restrictions and social-distancing measures eased.

The first-quarter earnings season was weak, but second-quarter financial results exceeded estimates amid better-than-feared earnings. Management outlooks were also constructive, but fewer companies provided guidance.

Non-investment grade issuers outperformed investment grade issuers. Equity-sensitive structures outperformed total return (balanced) and yield alternative (busted).

Primary market activity was robust through September with $88.2 billion in proceeds year-to date—the highest annual level since 2007.

Portfolio Review

Sector allocations that helped relative performance in the period included technology, financials and utilities. Positive credit selection was the primary driver of relative performance in the technology sector whereas portfolio underweights were the main sources of strength in financials and utilities.

Consumer discretionary was the only sector that notably detracted from performance during the period. Security selection and a portfolio underweight adversely impacted the relative return.

Outlook

While uncertainty remains elevated, visibility around the macro outlook and corporate profitability path has improved.

Extraordinary monetary and fiscal policy measures have stabilized financial markets and the US economy. Furthermore, Fed Chair Jerome Powell and US Treasury Secretary Mnuchin have pledged additional support if needed to accelerate the recovery.

With economic progress, we believe that corporate profits should begin to trough and then start recovering over the second half of the year and into 2021. US companies are not only positioned to directly benefit from Fed programs and US government fiscal support but also from a potentially significant boost in operating leverage as strengthening demand is met with lower input costs and productivity gains.

Against this backdrop, several risks could surface triggering market volatility including geopolitical tensions, fiscal stimulus uncertainty, US elections and localized shutdowns due to increasing COVID-19 cases.

We expect continued growth of the US convertible bond market as scheduled maturities slow and the new issuance calendar remains strong. This environment could provide balanced convertible opportunities and help to broaden sectors and diversify the overall market. Going forward, we believe that the convertible market remains well positioned to participate in the upside and provide downside protection.

6	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	38.44%	15.44%	12.31%	10.94%
AllianzGI Convertible Fund Class A (adjusted)	30.83%	14.15%	11.68%	10.71%
AllianzGI Convertible Fund Class C	37.40%	14.60%	11.49%	10.12%
AllianzGI Convertible Fund Class C (adjusted)	36.40%	14.60%	11.49%	10.12%
AllianzGI Convertible Fund Class R	38.17%	15.14%	11.97%	10.64%
AllianzGI Convertible Fund Class P	38.78%	15.74%	12.58%	11.18%
AllianzGI Convertible Fund Institutional Class	38.80%	15.79%	12.65%	11.28%
AllianzGI Convertible Fund Administrative Class	38.53%	15.52%	12.38%	10.96%
ICE BofA US Convertibles Index	31.20%	13.80%	11.38%	9.06%
Lipper Convertible Securities Funds Average	30.13%	12.97%	10.11%	6.44%

† The Fund began operations on April 19, 1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 1.02% for Class A shares, 1.75% for Class C shares, 1.17% for Class R shares, 0.75% for Class P shares, 0.72% for Institutional Class shares and 0.97% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.73% for Class C shares, 1.17% for Class R shares, 0.74% for Class P shares, 0.71% for Institutional Class shares and 0.93% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Industry Allocation (as of
September 30, 2020)

Software	18.2%

Internet	12.7%

Healthcare-Products	9.8%

Semiconductors	8.1%

Auto Manufacturers	4.9%

Banks	3.9%

Diversified Financial Services	3.3%

Commercial Services	3.2%

Other	34.5%

Cash & Equivalents — Net	1.4%

Credit Ratings* (as of September 30, 2020)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2020	7

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,454.30	$1,448.70	$1,453.30	$1,456.20	$1,456.20	$1,454.50

Expenses Paid During Period	$5.89	$10.65	$6.69	$4.42	$4.42	$5.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,020.20	$1,016.30	$1,019.55	$1,021.40	$1,021.40	$1,020.30

Expenses Paid During Period	$4.85	$8.77	$5.50	$3.64	$3.64	$4.75

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.74% for Class C, 1.09% for Class R, 0.72% for Class P, 0.72% for Institutional Class and 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

8	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Core Plus Bond Fund

For the period of October 1, 2019 through September 30, 2020, as provided by Carl W. Pappo, Jr., CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Plus Bond Fund (the “Fund”) returned 9.25%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 6.98%.

Market Overview

Despite a strong performance during the first half of the twelve-month period, the economy beginning in March 2020 was dominated by the COVID-19 pandemic. As businesses closed and the US economy shut down in response to COVID-19, fixed income market liquidity dried up and forced-selling quickly drove valuations on risk assets to levels not seen since the global financial crisis in 2007-2008. Price dislocations, however, did present investment opportunities for the Fund. The US Federal Reserve (the “Fed”) participation in the fixed income markets through various purchase and lending programs, especially in the investment grade (“IG”) and high yield (“HY”) credit markets, as well as the massive fiscal response by the US Government helped drive spreads and valuations tighter. Uncertainty remains regarding further economic recovery, but robust monetary stimulus remains in place. Demand technicals for risk assets driven by Fed purchases should therefore continue to exert pressure on asset prices, overwhelm economic factors, and drive spreads tighter.

Portfolio Review

Fund performance for the twelve-month period was primarily driven by an underweight to treasuries and over-exposure to risk assets including IG and HY corporates, asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), and preferred bonds. The Fund came into March 2020 overweight 0.20 years corporate credit and added substantially to the sector as spreads widened versus reducing exposure to mortgage-backed securities. The Fund’s initial overweight to agency mortgage-backed securities (“MBS”) before the pandemic was very supportive as the government announced their intention early on to purchase MBS to lower market volatility and provide liquidity for customer outflows. The Fund reduced Agency MBS exposure to 10% underweight to move into higher beta sectors such as corporate credit when spreads widened following the market disruption as government buying to bolster market liquidity was heavily concentrated in that sector. Ultimately, IG corporate bond spreads widened over 200 basis points due to the pandemic reaching levels not seen since the global financial crisis in 2007-2008, over three standard deviations cheap relative to historical measures. Moreover, the Fund which was underweight high-yield exposure entering the period increased high-yield positioning as high as 14% when spreads widened, ending the period at 11% overweight.

The Fund also began the period with significant overweights to high quality ABS including consumer auto loans and credit cards, mezzanine tranches of ABS backed by consumer loans, equipment leases and timeshares, and small business administration loans. Despite high fundamental credit quality—and in the case of small business administration loans, a full government guarantee—these assets were not sheltered from the extreme liquidity-driven selloff as secondary supply for the period grew 50% year-over-year, most notably in March 2020, as investment managers were forced to sell what they could to fund redemptions while dealer support dissipated. As technical forces began to normalize at the end of March 2020, fundamental considerations re-emerged, and the highest quality asset classes enjoyed an outsized share of the improvement. At the end of the period, ABS exposure was increased versus taking gains in corporates purchased throughout the pandemic, including the addition of collateralized loan obligations.

Outlook

Overweight exposure to corporate bonds was maintained, reflecting what we believe remains a strong risk/reward profile offered by credit spreads. The belief is supported by a second straight quarter of positive economic surprises across several readings, continued support for the asset class from the Fed, and a strong yield relative to the global opportunity set. The Fund remains focused in quality companies with great assets that will see limited impacts from COVID-19 shutdowns, including regulated utilities, telecommunications & cable, defense, food & beverage retailers, and diversified media. While we continue to mostly avoid companies who are generating significantly less revenue in this environment, the Fund has participated in some opportunities in the travel and leisure sector that offer high relative yields with strong downside protection, typically in the form of structural seniority. Now that imminent fear of liquidity shock has been calmed and the global recovery enters its next phases, we remain focused on what each business is likely to look like in 2021 and beyond—while many look to regain 2019 run-rate revenue in the near future, others can only hope 2022 brings normalcy. We believe strongly that bottom up research is more important than ever as the coming months and years will impact industries in very diverse ways and owning the right companies will be a big differentiator for total returns. Similarly, the 18% overweight ABS at the short end of the maturity spectrum continues to emphasize ABS structures which provide significant support even in the current uncertain economic environment. The overweight in collateralized CLO bonds features superior structural profiles where call risk is low, and payments get accelerated at par if economic conditions deteriorate. CLOs offer attractive spreads for assets with substantial credit enhancement. We intend to remain underweight MBS as mortgage originations driven by explosive sales in the housing market have caused considerable supply dislocations despite Fed purchases.

Annual Report	| September 30, 2020	9

Unaudited

AllianzGI Core Plus Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	Since Inception†
AllianzGI Core Plus Bond Fund Class P	9.18%	8.40%
AllianzGI Core Plus Bond Fund Institutional Class	9.25%	8.47%
AllianzGI Core Plus Bond Fund Class R6	9.35%	8.53%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	7.33%
Lipper Core Plus Bond Funds Average	7.32%	7.23%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 0.83% for Class P shares, 20.93% for Institutional Class shares and 0.84% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.35% for Class P shares, 0.30% for Institutional Class shares and 0.25% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Asset Allocation (as of September 30, 2020)

Corporate Bonds & Notes	52.1%

Asset-Backed Securities	21.8%

U.S. Government Agency Securities	16.4%

U.S. Treasury Obligations	10.5%

Preferred Stock	1.8%

Cash & Equivalents — Net	–2.6%

Credit Ratings* (as of September 30, 2020)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

10	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Core Plus Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,080.50	$1,080.90	$1,081.70

Expenses Paid During Period	$1.82	$1.56	$1.30

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,023.25	$1,023.50	$1,023.75

Expenses Paid During Period	$1.77	$1.52	$1.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class P, 0.30% for Institutional Class and 0.25% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	| September 30, 2020	11

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2019 through September 30, 2020, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned 18.34%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 10.54%.

Market Overview

Emerging market equities were influenced by rapidly shifting macroeconomic conditions during the twelve-month period in light of moderating global growth expectations and impact from the COVID-19 pandemic.

Emerging markets equities initially advanced in October 2019 amid signs of easing trade tensions between the US and China as well as via interest rate cuts from central banks in both developed and developing economies. After a flat performance in November 2019, the positive asset class performance accelerated in December 2019 thanks in part to the agreement of a “phase one” trade deal between the US and China coupled with a rebound in global growth expectations. The economic outlook then shifted suddenly as emerging market equities declined meaningfully in the January to March 2020 period, crippled by the spread of the COVID-19 and global economic growth ground to a standstill. The market decline reversed in April 2020 as the prior draconian measures which were employed to curtail COVID-19 were gradually lifted. The resilient performance continued with positive gains in each month from the May to August 2020 period as equities were lifted amid optimism that the COVID-19 concerns which plagued the asset class were subsiding thanks to unprecedented government and central bank support buoyed stocks, helping investors overcome fears of a second wave of infections. The asset class declined modestly in September 2020 as COVID-19 cases spiked, particularly in Europe, and uncertainty over the US Presidential election began to weigh on sentiment.

Asian equities were the top performers with a 21.5% advance. Taiwan was the standout country in the region with a 35.0% gain thanks primarily to strength in the technology sector, led by semiconductor demand. Chinese equities were higher by 33.6% as the country was the first to be hit by the COVID-19 slowdown and subsequently the first to rebound once concerns were lessened. Meanwhile, Thailand and Indonesia were each down more than 25%. Emerging European stocks were collectively down 19.2% as all stocks in the region declined. Regional heavyweight Russia was lower by 16.0% due in part to lackluster energy demand. Latin American shares broadly declined, posting a 29.4% loss. Brazil, which is by far the largest benchmark weight in the region, declined 32.5% as falling commodity prices, slower global trade and the impact from COVID-19 depressed the country’s economic outlook.

Sector performance for the benchmark was divergent, with 5 out of 11 sectors advancing. Consumer discretionary gained 48.4% thanks to improving work from home demand trends while health care advanced 47.1% due to increased attention related to the search for tests, treatments and vaccines to tackle COVID-19. Information technology was up 42.5% due to resilient demand, followed by a 25.6% gain in communication services. Alternatively, cyclically-oriented sectors were the hardest hit, including financials, energy and utilities which were each down more than 18% during the annual reporting period.

Portfolio Review

The Fund seeks to capitalize on the long-term growth of the local emerging markets consumer, while limiting other risks including country and market capitalization. The Fund significantly outperformed the benchmark thanks to positive stock selection and allocation decisions.

During the reporting period, a focus on health care-related investments aided performance as the sector was the second-best benchmark performer. The avoidance of energy companies also positively impacted results given headwinds in the sector, as did bottom-up stock selection in communication services. Meanwhile, the inability to own key non-consumer-related segments of information technology, primarily semiconductors, offset results as did more conservative stock selection in consumer discretionary. From a country perspective, bottom-up stock selection in China and Malaysia led results to the upside and emerging markets consumer-related companies traded in the United States also contributed to the investment performance. Meanwhile, stock selection in Taiwan detracted from results, due primarily to the inability to own key non-consumer-related segments in the country. Short-term stockpicking in India offset results more modestly during the annual reporting period.

Outlook

Emerging market equities may continue to benefit from encouraging investor sentiment coupled against the backdrop of favorable fiscal and monetary policies. COVID-19 impacts remain a key determinant for market direction. While the number of COVID-19 cases continue to rise globally, investors appear to look past these near-term uncertainties and instead focus on earnings growth potential over the coming years. Market volatility may persist and be data-driven based on COVID-19 and US presidential election news. Over the last six months since the pandemic-led decline bottomed, emerging markets equities have outperformed their developed market counterparts, thanks in part to a more attractive growth vs. valuation mix. It is interesting to note that emerging and developed markets have alternated performance results over each of the prior four decades. Emerging markets outpaced developed markets in the 1980s and 2000s, while the opposite was true in the 1990s and 2010s. If history is any guide, it is our belief that this leadership position could again change hands and point to outperformance potential for emerging markets equities. The consumer-related focus may help to further capture opportunities thanks to a greater focus on drivers related to favorable demographic and consumption trends.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 5-10% and lower forecast risk than the benchmark, which may help protect capital during inevitable down-market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth in consumer-related stocks and that our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

12	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	18.34%	7.01%	2.35%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	11.83%	5.81%	1.36%
AllianzGI Emerging Markets Consumer Fund Institutional Class	18.84%	7.40%	2.72%
MSCI Emerging Markets Index	10.54%	8.97%	4.09%
Lipper Emerging Markets Funds Average	10.80%	8.39%	3.41%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.39% for Class A shares and 1.05% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Country/Location Allocation (as of September 30, 2020)

China	49.7%

Korea (Republic of)	12.9%

United States	8.8%

Taiwan	8.6%

India	4.8%

Switzerland	2.4%

Malaysia	1.9%

Hong Kong	1.6%

Other	7.9%

Cash & Equivalents — Net	1.4%

Annual Report	| September 30, 2020	13

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,364.30	$1,366.30

Expenses Paid During Period	$8.22	$6.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,018.05	$1,019.75

Expenses Paid During Period	$7.01	$5.30

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.39% for Class A and 1.05% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

14	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund*

For the period of October 1, 2019 through September 30, 2020, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 7.64%, outperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark”), which returned 6.89%.

Market Overview

Emerging markets small cap equities were influenced by rapidly shifting macroeconomic conditions during the twelve-month period in light of moderating global growth expectations and impact from the COVID-19 pandemic.

Emerging markets small cap equities initially advanced in October 2019 amid signs of easing trade tensions between the US and China as well as via interest rate cuts from central banks in both developed and developing economies. After a flat performance in November 2019, the positive asset class performance accelerated in December 2019 thanks in part to the agreement of a “phase one” trade deal between the US and China coupled with a rebound in global growth expectations. The economic outlook then shifted suddenly as emerging market equities declined meaningfully in the January to March 2020 period, crippled by the spread COVID-19 and global economic growth ground to a standstill. The market decline reversed in April 2020 as the prior draconian measures which were employed to curtail COVID-19 were gradually lifted. The resilient performance continued with positive gains in each month from the May to August 2020 period as equities were lifted amid optimism that the COVID-19 concerns which plagued the asset class were subsiding thanks to unprecedented government and central bank support buoyed stocks, helping investors overcome fears of a second wave of infections. The asset class declined modestly in September 2020 as COVID-19 cases spiked, particularly in Europe, and uncertainty over the US Presidential election began to weigh on sentiment.

Asian small cap equities were the top performers with a 14.6% advance. South Korea was the best performer with a 36.6% gain thanks to strong performance in health care-oriented companies, followed by a 23.0% gain in Taiwan due to higher technology-related demand. Alternatively, Indonesian small cap equities were down 45.8% followed by a 31.5% loss in the Philippines. Emerging European stocks were collectively down 6.2% as returns were mixed with three out of six countries posting gains. Poland was higher by 6.8%, Russia gained 5.9% while the Czech Republic was notched a mere 0.8% advance. Hungary led results to the downside with a 20.7% decline. Latin American shares were broadly lower, posting a 25.2% loss. Brazil, which is by far the largest benchmark weight in the region, declined 24.5% as falling commodity prices, slower global trade and the impact from COVID-19 depressed the country’s economic outlook.

Sector performance for the benchmark was divergent, with 5 out of 11 sectors advancing. Health care gained 67.7% thanks to increased attention related to the search for tests, treatments and vaccines to tackle COVID-19, while information technology was higher by 32.7% due to resilient demand. Materials and communication services sectors were each up low double-digits for the period. Meanwhile, cyclically-oriented sectors were the hardest hit, including financials, energy and real estate which were each down more than 17% during the annual reporting period.

Portfolio Review

Our goal is to provide clients with a portfolio capitalizing on conviction at the stock level, while limiting other risks including country, industry and market capitalization. The Fund modestly topped the benchmark during the reporting period due to a combination of stock selection and allocation decisions.

During the twelve-month period, strong bottom-up stock selection in the materials sector led results to the upside. Allocation decisions, including an underweight to real estate and consumer discretionary, contributed to results as did stock selection in consumer staples. Conversely, more conservative stock selection in the health care sector, by far the benchmark’s top performer, and communication services offset results. From a country standpoint, bottom-up stockpicking in India, South Africa and Malaysia was a driver of investment performance. This was counterbalanced via stockpicking in South Korea, China and Mexico which trailed the benchmark during the twelve-month period.

Outlook

Emerging markets small cap equities may continue to benefit from encouraging investor sentiment coupled against the backdrop of favorable fiscal and monetary policies. COVID-19 impacts remain a key determinant for market direction. While the number of COVID-19 cases continue to rise globally, investors appear to look past these near-term uncertainties and instead focus on earnings growth potential over the coming years. Market volatility may persist and be data-driven based on COVID-19 and US presidential election news. Over the last six months since the pandemic-led decline bottomed, emerging markets equities have outperformed their developed market counterparts, thanks in part to a more attractive growth vs. valuation mix. It is interesting to note that emerging and developed markets have alternated performance results over each of the prior four decades. Emerging markets outpaced developed markets in the 1980s and 2000s, while the opposite was true in the 1990s and 2010s. If history is any guide, it is our belief that this leadership position could again change hands and point to outperformance potential for emerging markets equities. Additionally, the potential for higher outperformance due to greater inefficiencies in emerging markets small cap equities may further benefit investors.

We continue to construct the Strategy on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-6% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

* On November 18, 2020, the AllianzGI Emerging Markets Small-Cap Fund liquidated. Please see the supplement to the Fund’s statutory prospectus for more information.

Annual Report	| September 30, 2020	15

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	7.64%	7.26%	5.00%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	1.72%	6.05%	3.99%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	7.97%	7.62%	5.36%
MSCI Emerging Markets Small-Cap Index	6.89%	4.60%	1.86%
Lipper Emerging Markets Funds Average	10.80%	8.39%	3.41%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 3.00% for Class A shares and 2.84% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.80% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Country/Location Allocation
(as of September 30, 2020)

Taiwan	28.3%

Korea (Republic of)	19.3%

India	17.4%

China	12.0%

South Africa	5.2%

Brazil	3.3%

Turkey	2.7%

Russian Federation	2.5%

Other	8.7%

Cash & Equivalents — Net	0.6%

16	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,395.00	$1,397.30

Expenses Paid During Period	$10.78	$8.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,016.00	$1,017.50

Expenses Paid During Period	$9.07	$7.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.80% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	| September 30, 2020	17

Unaudited

AllianzGI Emerging Markets Value Fund (formerly AllianzGI NFJ Emerging Markets Value Fund)*

For the period of October 1, 2019 through September 30, 2020, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended September 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Value Fund (the “Fund”) returned 17.63%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 10.54%.

Market overview

Emerging market equities largely outpaced their developed market counterparts, closing out a volatile twelve-month period with double-digit gains. In the face of a global pandemic, emerging market shares were buoyed by a weaker tone to the US dollar, signs of ongoing economic recovery in China and expectations that monetary policy would remain loose for an extended period. Several countries across the Aisa/Pacific region posted robust gains over the reporting period, led by China, which was the first major economy to report positive economic growth after being hit by COVID-19. Taiwan and South Korea also delivered particularly strong results, aided by better-than-expected returns from key technology firms. In contrast, Brazil was one of the worst affected countries by COVID-19; that, in conjuncture with a generally weak oil pricing environment precipitated a selloff in Brazilian equity prices. Similarly, Russian equities were also negatively impacted in part by lower oil prices. At the sector level, returns were led by strength across consumer discretionary, health care and technology companies. Conversely, financials, energy and utilities names were down more than 18% in the benchmark over the reporting period.

Portfolio review

Positive relative performance results over the trailing twelve months were due to robust stock selection and country allocations, while sector allocations detracted only modestly from performance. Strong selection across the consumer staples, real estate investment trusts, communication services and financials sectors boosted returns, and selection was negative across just two economic sectors during the reporting period—consumer discretionary and health care. The Fund’s underweight in communication services detracted from results while an overweight in technology contributed to relative returns. Selection by country was positive due to strength from the Fund’s China, Taiwan and Brazil-based holdings. These gains were only somewhat offset by South Korea and Russia-based stocks that failed to keep pace with benchmark shares. Country allocations were positive and driven by an overweight in Hong Kong and underweight in Thailand. This was only partially offset by an underweight in China and overweight in the UK, which detracted from relative results.

Outlook

Emerging markets have performed well over the period, boosted in part by strength from China, where notably, growth has rebounded sharply following the first-quarter downturn prompted by the COVID-19 pandemic. We believe the successful containment of the outbreak in China, in addition to the Chinese government’s swift and targeted stimulus measures, are significant contributing factors in sustaining a functioning economy. Importantly, China’s ongoing recovery should bode well for several other emerging economies—primarily those that are most closely linked to China and have had similar success in containing COVID-19. Furthermore, technological advances have become critical as the world increasingly relies on technology during the global pandemic. Economies with a focus on technology exports—such as South Korea and Taiwan—have experienced faster-than-anticipated export growth as the work/learn from home dynamic continues to drive demand for their technological products.

In contrast, more domestically oriented economies, countries where the pandemic hasn’t yet abated or that rely heavily on tourism may continue to face headwinds. Undoubtedly, there is volatility attached to trading in today’s markets. However, we believe a focus on quality and valuations can uncover buying opportunities. To this end, our team is focused on companies with strong fundamentals and industry leaders with clean balance sheets that are effectively “on sale,” trading at discounts to where we could have bought them before the COVID-19 pandemic. Furthermore, with interest rates likely to remain low for an extended period, dividend payers and companies that can grow their dividends could offer additional strength.

* Effective April 30, 2020, the Fund changed its name from “AllianzGI NFJ Emerging Markets Value Fund” to “AllianzGI Emerging Markets Value Fund”.

18	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Emerging Markets Value Fund (formerly AllianzGI NFJ Emerging Markets Value Fund) (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	Since Inception†
AllianzGI Emerging Markets Value Fund Class A	17.63%	10.23%	5.18%
AllianzGI Emerging Markets Value Fund Class A (adjusted)	11.16%	8.99%	4.42%
AllianzGI Emerging Markets Value Fund Class C	16.83%	9.42%	4.40%
AllianzGI Emerging Markets Value Fund Class C (adjusted)	15.83%	9.42%	4.40%
AllianzGI Emerging Markets Value Fund Class P	17.85%	10.40%	5.35%
AllianzGI Emerging Markets Value Fund Institutional Class	17.95%	10.52%	5.45%
MSCI Emerging Markets Index	10.54%	8.97%	2.89%
Lipper Emerging Markets Funds Average	10.80%	8.39%	2.89%

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 1.65% for Class A shares, 2.40% for Class C shares, 1.32% for Class P shares and 1.37% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.14% for Class A shares, 1.89% for Class C shares, 0.98% for Class P shares and 0.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Country/Location Allocation
(as of September 30, 2020)

China	40.9%

Korea (Republic of)	8.6%

Taiwan	8.6%

India	8.4%

United States	6.4%

Hong Kong	4.8%

Brazil	3.3%

South Africa	2.6%

Other	10.6%

Cash & Equivalents — Net	5.8%

Annual Report	| September 30, 2020	19

Unaudited

AllianzGI Emerging Markets Value Fund (formerly AllianzGI NFJ Emerging Markets Value Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,350.10	$1,345.20	$1,351.40	$1,352.00

Expenses Paid During Period	$6.76	$11.08	$5.76	$5.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,019.25	$1,015.55	$1,020.10	$1,020.55

Expenses Paid During Period	$5.81	$9.52	$4.95	$4.50

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.15% for Class A, 1.89% for Class C, 0.98% for Class P and 0.89% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

20	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2019 through September 30, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Global Allocation Fund (the “Fund”) returned 10.21%, outperforming the 60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 9.69%.

Market Overview

It was a volatile twelve-month period for global equities. After a steady start to 2020, global stocks changed direction in mid-February 2020 as the COVID-19 outbreak started to spread beyond China. The sell-off gathered pace in March 2020 as the draconian measures employed to curtail COVID-19 caused the global economy to grind to a standstill, triggering fears of a severe global recession. After suffering their worst quarter since the 2008 financial crisis, global stocks rebounded in the second and third quarters, supported by unprecedented government stimulus and positive trial results for potential COVID-19 vaccines. By the end of the third quarter of 2020 global equities recovered the loses suffered from the first quarter of 2020 and posted a positive return for the twelve-month period.

Global government bond yields trended higher in the fourth quarter of 2019 amid growing optimism over the outlook for global growth but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, falling abruptly in the first quarter and remaining relatively stable thereafter. The US yield curve steepened in the aftermath, as yields on bonds with maturities of less than 10 years moved slightly lower, while longer dated yields rose modestly. Corporate bonds fell sharply over the first quarter of 2020, with credit spreads increasing to levels last seen following the 2008 financial crisis, before rallying in the second and third quarters of 2020 and ultimately closing with a positive return over the complete twelve-month period.

The COVID-19 pandemic looked almost certain to push the global economy into a severe recession. As the epicenter of the pandemic spread from China to the Pacific Basin, and then on to Europe and North America, purchasing managers’ indices of economic activity dropped to even lower levels than those seen during the 2008 financial crisis. In response, central banks slashed interest rates, provided liquidity and reinstated quantitative easing programs, while budget deficits ballooned as governments committed unprecedented amounts to support companies and individuals affected by COVID-19. While China’s recovery appeared to be picking up speed in the third quarter, elsewhere hopes of a robust rebound in second half of the year were jeopardized by surging COVID-19 infections, particularly in Europe where many countries saw the start of a second wave.

In the currency markets, the US dollar strengthened in the first quarter, before weakening in the COVID-19 aftermath. As the US Federal Reserve raised its inflation target and signaled it needed to maintain near-zero interest rates for an extended period, the euro, British pound and Japanese yen all strengthened relative to the US dollar.

Portfolio Review

In terms of relative performance, selection effects contributed to overall performance while allocation detracted. The Fund benefitted from positive selection across equity categories, with the most pronounced effect in US equities. In particular, the Fund benefited from the relative outperformance of the AllianzGI Global Sustainability Fund, which was added during the period as part of the broader transition of the Fund to a sustainable focus. Also, within equities, the Fund benefitted from growth-oriented exposures and clean energy positions, which were added in the third quarter. In fixed income the US Credit ESG strategy, which was launched in the fourth quarter of 2019 as part of the sustainable transition, was the primary driver of outperformance. Also, within fixed income, an underweight to long-dated treasuries in the second and third quarter benefited relative results as rates ended higher. During the equity market sell-off in the first quarter of 2020, a modest underweight to global equities combined with an overweight to US duration and a long exposure to the Japanese yen versus the US dollar helped offset losses related to corporate credit and emerging market debt exposure.

The largest detractors during the period were opportunistic exposures, such as managed futures, emerging market debt and emerging market equities. Within opportunistic, the primary driver of underperformance was the AllianzGI PerformanceFee Managed Futures Strategy Fund, which suffered in the first quarter of 2020 due to pro-cyclical positions, such as long global equities and credit exposure within fixed income. An additional detractor within equities was exposure to minimum volatility global equities, which lagged the broader equity market during the recovery in the second and third quarters.

Outlook

On one hand, monetary policy of major central banks continues to support equities, and the ratio between positive and negative corporate earnings revisions has also recently improved. On the other hand, fears of second pandemic wave, the US presidential election outcome and EU/UK trade negotiations pose significant uncertainties to markets. In view of the downside risks we expect key rates to remain low for longer and real interest rates to stay negative. Government bond yields look set to remain very low or even negative for some time to come. We believe that corporate bonds should continue to benefit from central bank support. However, companies’ high debt levels suggest that default rates may rise if the crisis returns. Overall, we believe that we are likely to see elevated volatility, posing opportunities for active managers to navigate across and within asset classes.

Annual Report	| September 30, 2020	21

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	10.21%	6.80%	5.80%	5.70%
AllianzGI Global Allocation Fund Class A (adjusted)	4.15%	5.60%	5.20%	5.43%
AllianzGI Global Allocation Fund Class C	9.28%	5.99%	5.02%	4.92%
AllianzGI Global Allocation Fund Class C (adjusted)	8.28%	5.99%	5.02%	4.92%
AllianzGI Global Allocation Fund Class R	9.96%	6.58%	5.60%	5.47%
AllianzGI Global Allocation Fund Class P	10.39%	7.09%	6.06%	5.94%
AllianzGI Global Allocation Fund Institutional Class	10.40%	7.03%	6.05%	6.11%
AllianzGI Global Allocation Fund Class R6	10.57%	7.15%	6.16%	6.21%
AllianzGI Global Allocation Fund Administrative Class	10.24%	6.88%	5.85%	5.76%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Bond Index	9.69%	8.10%	6.82%	6.00%
MSCI ACWI	10.44%	10.30%	8.55%	6.21%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.64%	4.85%
Lipper Alternative Global Macro Funds Average	2.57%	3.87%	3.32%	5.01%

† The Fund began operations on September 30, 1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 1998.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.54% for Class A shares, 2.31% for Class C shares, 1.86% for Class R shares, 1.31% for Class P shares, 1.29% for Institutional Class shares, 1.22% for Class R6 shares and 1.47% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.01% for Class A shares, 1.76% for Class C shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.74% for Institutional Class shares, 0.71% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Fund Allocation (as of September 30, 2020)

AllianzGI Global Sustainability	40.9%

AllianzGI Best Styles Global Managed Volatility	10.1%

AllianzGI PerformanceFee Managed Futures Strategy	9.6%

AllianzGI Green Bond	9.5%

Other	21.0%

Cash & Equivalents — Net	8.9%

22	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,196.90	$1,192.30	$1,196.60	$1,198.30	$1,198.80	$1,199.50	$1,197.30

Expenses Paid During Period	$2.97	$7.12	$4.06	$1.92	$1.43	$1.32	$2.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,022.30	$1,018.50	$1,021.30	$1,023.25	$1,023.70	$1,023.80	$1,022.55

Expenses Paid During Period	$2.73	$6.56	$3.74	$1.77	$1.32	$1.21	$2.48

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.54% for Class A, 1.30% for Class C, 0.74% for Class R, 0.35% for Class P, 0.26% for Institutional Class, 0.24% for Class R6 and 0.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2020	23

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2019 through September 30, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned 8.20%, underperforming the MSCI ACWI (the “benchmark”), which returned 10.44%.

Market Overview

It was a volatile twelve-month period for global equities. After a steady start to 2020, global stocks changed direction in mid-February 2020 as the COVID-19 outbreak started to spread beyond China. The sell-off gathered pace in March 2020 as the draconian measures employed to curtail COVID-19 caused the global economy to grind to a standstill, triggering fears of a severe global recession. After suffering their worst quarter since the 2008 financial crisis, global stocks rebounded in the second and third quarters, supported by unprecedented government stimulus and positive trial results for potential COVID-19 vaccines. By the end of the third quarter of 2020 global equities recovered the loses suffered from the first quarter of 2020 and posted a positive return for the twelve-month period.

Global government bond yields trended higher in the fourth quarter of 2019 amid growing optimism over the outlook for global growth but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, falling abruptly in the first quarter and remaining relatively stable thereafter. The US yield curve steepened in the aftermath, as yields on bonds with maturities of less than 10 years moved slightly lower, while longer dated yields rose modestly. Corporate bonds fell sharply over the first quarter of 2020, with credit spreads increasing to levels last seen following the 2008 financial crisis, before rallying in the second and third quarters of 2020 and ultimately closing with a positive return over the complete twelve-month period.

The COVID-19 pandemic looked almost certain to push the global economy into a severe recession. As the epicenter of the pandemic spread from China to the Pacific Basin, and then on to Europe and North America, purchasing managers’ indices of economic activity dropped to even lower levels than those seen during the 2008 financial crisis. In response, central banks slashed interest rates, provided liquidity and reinstated quantitative easing programs, while budget deficits ballooned as governments committed unprecedented amounts to support companies and individuals affected by COVID-19. While China’s recovery appeared to be picking up speed in the third quarter, elsewhere hopes of a robust rebound in second half of the year were jeopardized by surging COVID-19 infections, particularly in Europe where many countries saw the start of a second wave.

In the currency markets, the US dollar strengthened in the first quarter, before weakening in the COVID-19 aftermath. As the US Federal Reserve raised its inflation target and signaled it needed to maintain near-zero interest rates for an extended period, the euro, British pound and Japanese yen all strengthened relative to the US dollar.

Portfolio Review

At the start of the period, the Fund had an overweight to global equities and US corporate bonds through which it benefitted against the backdrop of easing trade tensions which supported risk assets into 2020. As the financial markets abruptly switched direction in late February 2020 due to the COVID-19 pandemic, overweights to global equities and US corporate bonds caused the Fund to underperform its benchmark. As the COVID-19 pandemic pushed global economies into recession, the Fund de-risked in equities and went overweight duration to take on a more defensive posture. As equity markets rebounded, the Fund has gradually rebuilt equity exposures and ended the period overweight to equities. Since de-risking in the first quarter of 2020, the Fund has remained overweight for the duration, while favoring investment grade corporate debt.

During the period, the primary driver of underperformance was an overweight to global equities during the COVID-19 sell-off in the first quarter of 2020 and an underweight to global equities as markets rebounded on hopes of an economic recovery and unprecedented fiscal and monetary stimulus in the second and third quarters. An additional driver of underperformance was the Fund’s strategy, which trailed the broader market, partly attributed to its tilt toward the Value investment style that underperformed Growth. The main contributors during the period were growth-oriented strategies, such as AllianzGI International Growth and AllianzGI Focused Growth, which both outperformed. In the fixed income portion of the portfolio, the Fund benefited from an overweight to credits during the rebound. Lastly, positions in precious metals, short duration high yield and currencies also contributed positively to performance.

Outlook

On one hand, monetary policy of major central banks continues to support equities, and the ratio between positive and negative corporate earnings revisions has also recently improved. On the other hand, fears of second pandemic wave, the US presidential election outcome and EU/UK trade negotiations pose significant uncertainties to markets. In view of the downside risks we expect key rates to remain low for longer and real interest rates to stay negative. Government bond yields look set to remain very low or even negative for some time to come. We believe that corporate bonds should continue to benefit from central bank support. However, companies’ high debt levels suggest that default rates may rise if the crisis returns. Overall, we believe that we are likely to see elevated volatility, posing opportunities for active managers to navigate across and within asset classes.

24	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	8.20%	5.43%	5.50%	8.30%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	2.25%	4.24%	4.91%	7.77%
AllianzGI Global Dynamic Allocation Fund Class C	7.37%	4.62%	4.70%	7.49%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	6.40%	4.62%	4.70%	7.49%
AllianzGI Global Dynamic Allocation Fund Class R	7.86%	5.08%	5.20%	8.01%
AllianzGI Global Dynamic Allocation Fund Class P	9.73%	5.87%	5.81%	8.62%
AllianzGI Global Dynamic Allocation Fund Institutional Class	8.52%	5.71%	5.78%	8.61%
AllianzGI Global Dynamic Allocation Fund Class R6	8.54%	5.75%	5.85%	8.69%
AllianzGI Global Dynamic Allocation Fund Administrative Class	8.24%	5.44%	5.52%	8.33%
MSCI ACWI	10.44%	10.30%	8.55%	10.85%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.64%	4.32%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Bond Index	9.69%	8.10%	6.82%	8.49%
Lipper Alternative Global Macro Funds Average	2.57%	3.87%	3.32%	4.81%

† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.35% for Class A shares, 2.11% for Class C shares, 1.68% for Class R shares, 1.13% for Class P shares, 1.04% for Institutional Class shares, 1.01% for Class R6 shares and 1.27% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.01% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.84% for Class P shares, 0.74% for Institutional Class shares, 0.74% for Class R6 shares and 0.99% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Country/Location Allocation
(as of September 30, 2020)

United States	53.9%

Japan	2.8%

Taiwan	1.5%

China	1.4%

Switzerland	1.3%

United Kingdom	1.0%

Australia	1.0%

Canada	0.9%

Other	14.2%

Cash & Equivalents — Net	22.0%

Annual Report	| September 30, 2020	25

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,191.40	$1,186.50	$1,189.70	$1,189.90	$1,192.90	$1,193.50	$1,191.40

Expenses Paid During Period	$4.49	$8.64	$6.51	$5.58	$2.96	$3.02	$4.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,020.90	$1,017.10	$1,019.05	$1,019.90	$1,022.30	$1,022.25	$1,021.05

Expenses Paid During Period	$4.14	$7.97	$6.01	$5.15	$2.73	$2.78	$3.99

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.82% for Class A, 1.58% for Class C, 1.19% for Class R, 1.02% for Class P, 0.54% for Institutional Class, 0.55% for Class R6 and 0.79% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

26	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Global Sustainability Fund

For the period of October 1, 2019 through September 30, 2020, as provided by the Global Equity Team.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Global Sustainability Fund (the “Fund”) returned 17.35%, outperforming the MSCI ACWI (the “benchmark”), which returned 10.44%.

Market Review

COVID-19 has made this year unlike any other in living memory. International lockdowns have halted large sections of the global economy, resulting in year-on-year hits to gross domestic product of 7% in China, 9.1% in the United States and 15% in the eurozone. At the same time, fiscal stimulus from governments and accommodative monetary policy from central banks, has kept most large listed companies afloat. As a result, global equity markets are up over 10% from this time last year. Entering autumn with a second COVID-19 wave and further lockdowns on the horizon, this uneven state of affairs feels increasingly precarious.

At a sector level, energy stocks have fared the worst. Reduced economic activity and travel has stifled oil prices, with West Texas Intermediate oil prices entering negative territory for the first time this year. Financials and real estate names have also lagged, with interest rates and demand for commercial property both slashed. By contrast, information technology stocks—largely uninterrupted by the pandemic, and in many cases, beneficiaries—have soared.

Portfolio Review

Performance has been consistently strong. In the market downturn, the Fund proved more resilient than its benchmark. Similarly, the stock market recovery has seen the Fund capture greater upside. In terms of stock selection, picks in financials, industrials and health care have made some of the largest positive contributions. This has been slightly offset by selection in the consumer discretionary sector.

As we have discussed in previous reports, sector allocation in the portfolio is largely dictated by stock selection. This is because we are led by our search for quality companies delivering sustainable growth, at reasonable valuations, rather than benchmark allocations. However, the Fund’s overweight position in information technology stocks, combined with its underweights in real estate and energy, have also made strong positive contributions to performance.

Apple made one of the largest positive contributions to performance. Like the other large US technology stocks making up the FAANG group (FAANG is an acronym that refers to the stocks of five prominent American technology companies: Facebook, Amazon, Apple, Netflix; and Alphabet (formerly known as Google)), it has found COVID-19 accelerating the rate at which consumers have adopted its products. Revenues for Apple’s June quarter rose 11%, defying expectations that store closures would hamper growth. Higher iPhone sales were matched by growth in the company’s wearable and services divisions, the latter of which includes TV, gaming and music. Since then, the shares have appreciated considerably, with its market capitalisation reaching over $2 trillion. Apple’s ability to maintain this success will rely on shifting consumers from cyclical product launches to subscription-based service consumption. However, with the iPhone 12 set to launch in the fourth quarter this year, and appetite seemingly undimmed, the transition feels manageable and we are comfortable with our position.

In the same vein, Microsoft has also boosted returns. The IT giant has demonstrated its resilience to macroeconomic headwinds, with consistently strong results. Microsoft’s Productivity and Business Processes and Intelligent Cloud segments, have both seen cloud usage and demand increase as customers work and learn from home. Likewise, the company’s More Personal Computing segment, including gaming, has also benefited from the pandemic. Microsoft is not entirely immune, with transactional license purchasing slowing, particularly in small and medium businesses. LinkedIn has also been negatively impacted by the weak job market and reductions in advertising spend. Despite this, the overall trends and our investment case remain intact. Overall, the company continues to be one of the best positioned companies poised to benefit from the adoption of cloud architectures.

Shell made the largest negative impact on performance. The integrated energy company continues to suffer as a result of an oil price which, despite some economic resurgence, remains stagnant: Brent crude has hovered around the $45 a barrel mark for six months. As a business, Shell is cash-flow breakeven at $30 and as such, the shares are cheaply valued. However, COVID-19 and Shell’s management decision to cut the dividend appears to have shifted investor focus on to the short-term. To counter this, Shell’s management has announced a strategy day for February, with the expectation that renewables will be a focus given recent announcements about a ‘North Sea Transition Deal’. Until then, the company has announced a redundancy package which is expected to save between $2-2.5 billion. Given that our position in the Fund is relatively small, we are comfortable holding at these levels.

Amadeus has also detracted from returns. The provider of global distribution software for the travel and hospitality industries has been a long-term contributor to the portfolio, harnessing both the growth in leisure travel and the digitalisation of its operations. Operating as an effective duopoly in most markets alongside US peer Sabre, Amadeus has grown through the technological expansion of its services and gradual price rises. However, COVID-19 is an unprecedented blow to the operations of its key clients. With data already indicating slower growth rates before the pandemic, and no clear timeline as to when “normal” travel volumes may resume, there is almost no visibility with regard to Amadeus’ medium-term operations. Thus, we took advantage of the share price recovery from its lowest point in May 2020 to exit the position.

We have also sold our holding in Covestro, a manufacturer of specialty plastics. Like its counterpart in software, current valuations are attractive, and the longer-term nature of the business remains intact. However, other names are at similar levels and offer clearer immediate visibility on growth.

We exited our position in EOG Resources. The shale exploration and production company continues to be one of the best capitalised firms within the sector, generating strong free cash flow. Likewise, following regular engagement, EOG has one of the industry’s most advanced approaches to ESG, with clear policies on disclosure and resource use. However, the quality of EOG’s business appears consistently under-appreciated by the market and subject to excessive volatility from external factors. As a result, we have taken advantage of the recent share price strength to exit our position.

Annual Report	| September 30, 2020	27

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

We received and immediately sold our shares in M&G PLC following its spin out from Prudential. Although the investment manager has an estimated yield of over 6 per cent, there is no clear path to growth. New business flows are heavily dependent on one product, whilst more profitable legacy funds are seeing outflows, suggesting M&G is vulnerable to the same back-book versus front-book margin pressure that peers have faced.

Outlook

During the first phase of the pandemic, stock markets were grappling with the effects of containment policies that caused a major economic contraction, offset to some degree by a huge monetary and fiscal stimulus. This period saw a major outperformance of the “stay at home” stocks, in sectors such as technology, healthcare and other non-cyclical industries. As we head into the autumn and winter months, the big question is will this trend continue or could there be a major reversal.

One significant change is that most economies are no longer contracting. For sure, gross domestic product is still way down on 2019, but in most countries the recovery has begun, as economies have opened up again. At the same time, a second wave of infections has taken hold across Europe and parts of the US, although hospitalisations and deaths remain below the peak levels earlier in the year. Debate rages as to the reasons behind this.

Most Governments appear to be treading cautiously for now, bringing back restrictions where they think it is necessary to do so. In the short term, this is likely to put the brakes on the nascent recovery in business and economic activity. That said, we now know a lot more about COVID-19 and how it spreads. Treatments have improved and there are several vaccines in advanced trials. There are also signs that consumers and businesses are learning to adapt and live with COVID-19.

Just as this downturn was unlike any other, the recovery is also likely to be unusual. Certain cyclical industries, such as those related to housing, are already recovering quite rapidly, driven by pent up demand, shifts in consumer preferences and switching of spending from other areas like travel and leisure.

Several management meetings in recent weeks have confirmed to us that this is happening. On the other hand, other industries such as travel and leisure remain deeply depressed and we expect that they will continue to struggle as long as COVID-19 restrictions remain in place. Permanent behavioural change may also supress the recovery in some areas, such as business travel and certain parts of leisure.

We plan to remain true to style and approach, and await third quarter earnings results for further clarity on the strength of our holdings and broader market. We remain focussed on high quality companies, exposed to structural growth across a broadly diversified range of industries. In the face of more potential volatility, our diversified portfolios of resilient companies should ensure that stock picking remains the primary driver of returns.

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	17.35%	11.98%	9.06%
AllianzGI Global Sustainability Fund Class A (adjusted)	10.90%	10.72%	8.01%
AllianzGI Global Sustainability Fund Class P	17.52%	12.14%	9.22%
AllianzGI Global Sustainability Fund Institutional Class	17.59%	12.23%	9.31%
MSCI ACWI	10.44%	10.30%	7.32%
Dow Jones Sustainability World Total Return Composite Net Index	12.24%	11.17%	7.53%
Lipper Global Large-Cap Growth Funds Average	23.60%	13.49%	10.08%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 1.84% for Class A shares, 1.65% for Class P shares and 1.66% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.94% for Class A shares, 0.79% for Class P shares and 0.69% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

28	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Cumulative Returns Through September 30, 2020

Country/Location Allocation (as of September 30, 2020)

United States	53.9%

United Kingdom	8.3%

Germany	6.6%

Japan	5.4%

Sweden	3.8%

Switzerland	3.3%

France	2.8%

Australia	1.5%

Other	6.2%

Cash & Equivalents — Net	8.2%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,300.80	$1,301.80	$1,302.00

Expenses Paid During Period	$5.41	$4.55	$3.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,020.30	$1,021.05	$1,021.55

Expenses Paid During Period	$4.75	$3.99	$3.49

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.94% for Class A, 0.79% for Class P and 0.69% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	| September 30, 2020	29

Unaudited

AllianzGI Green Bond Fund*

For the period of October 1, 2019 through September 30, 2020, as provided by Julien Bras, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Green Bond Fund (the “Fund”) returned 3.55%, underperforming the ICE BofA Green Bond Index (the “benchmark”), which returned 3.80%.

Market Overview

Global green bonds delivered a positive performance over the last twelve months, in a context marked by the COVID-19 pandemic which impacted the global economy and financial markets, especially in March 2020. While corporate bonds led the advance for much of the third quarter of 2020, they underperformed in September 2020 as equity markets retreated. Government bonds were mixed. Euro-zone bonds performed the best as yields fell following the agreement of €750bn Recovery Fund for countries worst hit by COVID-19. Meanwhile, the US yield curve steepened as yields on bonds with maturities of less than 10 years moved slightly lower, while longer dated yields rose modestly.

Second-quarter gross domestic product data confirmed that the COVID pandemic had plunged the global economy into a sharp contraction. The US economy shrank by an annualized 31.7%, while economic activity fell 11.8% and 7.9% in the euro zone and Japan respectively, on a quarterly basis. China stood out as a rare bright spot, with its economy expanding 3.2% between April and June 2020. While China’s recovery appeared to be picking up speed in the third quarter of 2020, elsewhere hopes of a robust rebound in second half of 2020 were jeopardized by surging COVID-19 infections, particularly in Europe where many countries saw the start of a second wave.

In this somehow difficult context, $32.2bn of new green bonds were issued in September 2020, the highest monthly volume since market inception, bringing the total for 2020 to $165bn according to the Climate Bonds Initiative database. After the month-end rebalancing, the benchmark is now composed of 654 securities from 280 issuers for a market value of €465bn equivalent.

Portfolio Review

The Fund slightly underperformed its benchmark over the twelve-month period. Most of this underperformance was due to March 2020 extreme conditions in which the Fund was penalized by its structural overweight on corporate issuers in a context of massive spreads widening. Over this month, spreads on the benchmark nearly doubled from 75 basis points to 143 basis points, negatively impacting performance. Over the reporting period and by sector, the positive contributors to the relative performance were mainly the overweight on electric companies, the selection on capital goods and the overweight on other financials. The main detractors were the respective underweights on treasuries and supranationals, those underweights being structural and based on the Fund’s investment philosophy to favor corporates. By country, the overweights in US and UK names were beneficial to the relative performance while the underweights in France and Supranationals cost in relative terms.

Outlook

We are maintaining our selective strategy on sectors strongly affected by the health crisis, while remaining attentive to the evolution of restrictions, the American elections and Brexit. However, we continue to benefit from a market supported by powerful technical factors, thanks to the increase in asset purchases by the European Central Bank. We expect the trend seen in September 2020 to continue, with a positive momentum of new issues notably from corporates non-financials and sovereigns. On the former, the auto sector played an important part with Volkswagen and Daimler both issuing sizeable green bonds with respective volumes of €2bn and €1bn. The Swedish carmaker Volvo is also expected to issue a green bond in October 2020, witnessing an increasing appetite for green bonds financing from those issuers, and more generally for corporate non-financials. On the latter, after Germany and Sweden, it is Egypt who became the first sovereign green bond in the Middle East and North Africa with a $750 million, 5 year maturity and 5.25% coupon green bond to finance projects that reflect Egypt’s commitment to the United Nations’ Sustainable Development Goals.

* Effective on or about December 14, 2020, the AllianzGI Green Bond Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of December 7, 2020, shares of the Fund will no longer be available for purchase or exchange.

30	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Green Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	Since Inception†
AllianzGI Green Bond Fund Class A	3.55%	8.00%
AllianzGI Green Bond Fund Class A (adjusted)	–0.33%	5.80%
AllianzGI Green Bond Fund Class P	3.74%	8.18%
AllianzGI Green Bond Fund Institutional Class	3.78%	8.25%
ICE BofA Green Bond Index	3.80%	8.88%
Lipper Core Bond Funds Average	6.90%	9.30%

† The Fund began operations on November 19, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 4.16% for Class A shares, 4.24% for Class P shares and 3.54% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.75% for Class A shares, 0.55% for Class P shares and 0.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Country/Location Allocation (as of September 30, 2020)

United States	27.3%

Netherlands	10.7%

France	7.9%

Korea (Republic of)	6.0%

Spain	5.8%

Hong Kong	5.6%

Supranational	5.0%

Denmark	4.2%

Other	29.1%

Cash & Equivalents — Net	–1.6%

Credit Ratings* (as of September 30, 2020)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Annual Report	| September 30, 2020	31

Unaudited

AllianzGI Green Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,092.80	$1,093.30	$1,094.00

Expenses Paid During Period	$3.98	$2.93	$2.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,021.20	$1,022.20	$1,022.45

Expenses Paid During Period	$3.84	$2.83	$2.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.76% for Class A, 0.56% for Class P and 0.51% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

32	September 30, 2020 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund

For the period of October 1, 2019 through September 30, 2020, as provided by Douglas C. Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI High Yield Bond Fund (the “Fund”) returned -0.82%, underperforming the ICE BofA High Yield Master II Index (the “benchmark”), which returned 2.30%.

Market Overview

Despite historic equity and credit volatility, high yield produced a positive twelve-month return. A favorable technical backdrop benefited the asset class over the back half of the reporting period.

High-yield bonds gained over the fourth quarter of 2019 and into early 2020 before selling off aggressively in late February 2020 and much of March 2020 as COVID-19 outbreak intensified. In connection with unprecedented monetary and fiscal policy responses, the high-yield bond market rebounded from the March 2020 low and advanced over the remainder of period. Stabilizing investor confidence, accommodative US Federal Reserve (the “Fed”) commentary, positive economic surprise momentum, better-than-feared corporate earnings, US COVID-19 case trends and vaccine/treatment progress were all market supportive.

The Fed’s response was designed to ensure the normal functioning and stabilization of US credit markets and was also extraordinary in terms of its swiftness, scope, and willingness to take action. The Fed remained highly accommodative throughout the reporting period, pledging to keep interest rates near zero until at least the end of 2023. In addition, the Fed officially set a new inflation target of moderately above 2.0%, noting it would maintain an accommodative stance until inflation hits this level.

The fiscal response was also immediate with President Trump signing into law several bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act.

As anticipated, the economy decelerated, and the unemployment rate surged. Although, economic data released later in the period improved and, in many cases, surprised to the upside as lockdowns, travel restrictions and social-distancing measures eased.

The first-quarter earnings season was weak, but second-quarter financial results exceeded estimates amid better-than-feared earnings. Management outlooks were also constructive, but fewer companies provided guidance.

Performance dispersion among credit ratings was notable as the highest-quality issues held up far better than the lowest-quality issues during the market selloff. The performance gap narrowed into period-end, however.

Despite a dormant March, high-yield new issuance has been heavy, supported by robust fund flows. Default rates increased before steadying late in the reporting period.

Portfolio Review

Most industries and issues in the portfolio finished higher. The portfolio’s underweight allocation to CCC rated bonds, which underperformed higher-quality credits, had a positive impact on relative performance.

Industry allocations that helped relative performance during the period included recreation & travel, technology & electronics and telecommunications. In recreation & travel, positive security selection and a portfolio underweight were beneficial. Security selection was the primary driver of relative outperformance in technology & electronics and telecommunications.

Industry allocations that hurt relative performance during the period included theaters & entertainment, financial services and support-services. In theaters & entertainment, a portfolio overweight was the primary detractor. Security selection weighed on relative performance in financial services and support-services.

Outlook

While uncertainty remains elevated, visibility around the macro outlook and corporate profitability path has improved.

Extraordinary monetary and fiscal policy measures have stabilized financial markets and the US economy. Furthermore, Fed Chair Jerome Powell and US Treasury Secretary Mnuchin have pledged additional support if needed to accelerate the recovery.

With economic progress, we believe corporate profits should begin to trough and then start recovering over the second half of the year and into 2021. US companies are not only positioned to directly benefit from Fed programs and US government fiscal support but also from a potentially significant boost in operating leverage as strengthening demand is met with lower input costs and productivity gains.

Against this backdrop, several risks could surface triggering market volatility including geopolitical tensions, fiscal stimulus uncertainty, US elections and localized shutdowns due to increasing COVID-19 cases.

Many data points indicate that the high-yield market has normalized and is functioning properly. Our constructive outlook for high yield and the opportunity to generate high income from the asset class remains unchanged. In our opinion, it is difficult to identify a better risk/reward option in fixed income. We believe that US high-yield bonds should contribute from both a diversification and a relative-performance perspective, offering a very compelling yield opportunity compared to negative and depressed yields globally with lower interest-rate sensitivity.

Annual Report	| September 30, 2020	33

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	–0.82%	4.24%	4.72%	6.59%
AllianzGI High Yield Bond Fund Class A (adjusted)	–4.53%	3.44%	4.32%	6.42%
AllianzGI High Yield Bond Fund Class C	–1.41%	3.56%	4.00%	5.82%
AllianzGI High Yield Bond Fund Class C (adjusted)	–2.35%	3.56%	4.00%	5.82%
AllianzGI High Yield Bond Fund Class R	–1.28%	3.82%	4.32%	6.27%
AllianzGI High Yield Bond Fund Class P	–0.46%	4.61%	5.04%	6.82%
AllianzGI High Yield Bond Fund Institutional Class	–0.50%	4.60%	5.07%	7.03%
AllianzGI High Yield Bond Fund Administrative Class	–0.63%	4.43%	4.76%	6.61%
ICE BofA High Yield Master II Index	2.30%	6.61%	6.28%	6.85%
Lipper High Yield Funds Average	1.70%	5.42%	5.37%	5.26%

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s expense ratios are 1.07% for Class A shares, 1.76% for Class C shares, 1.48% for Class R shares, 0.73% for Class P shares, 0.79% for Institutional Class shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Industry Allocation (as of September 30, 2020)

Media	13.1%

Entertainment	6.9%

Telecommunications	6.6%

Diversified Financial Services	5.8%

Oil, Gas & Consumable Fuels	5.5%

Auto Manufactures	4.2%

Healthcare-Services	4.1%

Pipelines	4.1%

Other	46.5%

Cash & Equivalents — Net	3.2%

34	September 30, 2020 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Credit Ratings* (as of September 30, 2020)

* As a percentage of total investments. Securities ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,097.50	$1,094.10	$1,093.70	$1,098.80	$1,099.60	$1,097.70

Expenses Paid During Period	$5.61	$9.32	$7.90	$4.09	$4.15	$5.24

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,019.65	$1,016.10	$1,017.45	$1,021.10	$1,021.05	$1,020.00

Expenses Paid During Period	$5.40	$8.97	$7.62	$3.94	$3.99	$5.05

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.07% for Class A, 1.78% for Class C, 1.51% for Class R, 0.78% for Class P, 0.79% for Institutional Class and 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	| September 30, 2020	35

Unaudited

AllianzGI International Small-Cap Fund

For the period of October 1, 2019 through September 30, 2020, as provided by Andrew Neville, Portfolio Manager

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI International Small-Cap Fund (the “Fund”) returned 8.37%, outperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 6.88%.

Market Overview

It was a volatile twelve-month period for international equities. Steady gains over the final quarter of 2019 ended abruptly in early 2020 when COVID-19 swept around the world. International stocks plummeted over February and March 2020 as the extraordinary measures implemented to stem the pandemic plunged the global economy into a recession. However, stock markets subsequently recovered strongly over the second and third quarters as swift action from governments and central banks delivered unprecedented levels of fiscal and monetary support.

Portfolio Review

The Fund represents the highest conviction names from three underlying regional small cap strategies: Europe, Japan, and Asia ex-Japan. Stock selection is the key driver of relative returns as the regional allocation of the Fund is neutral to the benchmark and there are risk controls to ensure sector deviations do not become too large.

In absolute terms, all three small cap markets showed gains. European small caps registered the strongest gains followed by small caps from Japan and finally Asia ex Japan. In relative terms, the European and the Asia ex Japan sleeve portfolios were able to outperform their local markets, the Japanese sleeve portfolio closed nearly in-line with its index.

Our small cap portfolio of quality companies, exposed to structural growth trends has been better positioned than broader equity markets.

During the period, the Fund saw a negative contribution from the stock selection. Sector allocation contributed strong positive. The underweight in materials, utilities, and consumer staples weighed on the Fund’s relative performance. Nevertheless, our overweight in health care and information technology (“IT”) and the underweight in energy companies were favorable. Stock selection was most successful within communication services, health care and industrials. Stock selection detracted most within financials, consumer discretionary, and real estate.

The Fund’s largest contributors to performance came from the consumer discretionary and the IT industry. ASOS (UK) and Bechtle (Germany) particularly positively impacted performance. ASOS is a leader in the structurally growing online fashion market. ASOS looks to be one of the long-term beneficiaries of the crisis, which is accelerating the retail channel’s shift to online. The stock increased more than 100% over the year. As the market-leading IT system house in Germany and with its market leading position in the DACH region and France, Bechtle has been instrumental in supporting millions of people on their digital journey toward a proper work-from-home environment; the firm is one of the structural winners during and after the crisis. The largest detractor to performance was Tullow Oil, a leading UK-listed exploration company. At the end of last year, the company reported that production from flagship projects had disappointed. The departures of both the CEO and the Exploration Director was also not helpful. We sold the holding in the fourth quarter of 2019. Another detractor was Dalata Hotel Group, which was also sold during the twelve-month period. The UK-based hotel operator has clearly been affected by travel restrictions.

Portfolio companies have weathered the turbulences of February and March better than many other companies in the International small cap universe. In cases where portfolio companies were directly affected, we sold them immediately. We used the market weakness to pick up or increased long-term winners, even though their near-term earnings outlook might be depressed. We are willing to support those companies where they seek to raise additional equity capital to give them more comfort.

Outlook

While the economic rebound seems to be continuing, fears of a second wave of the pandemic might dampen the propensity to consume and to invest. In fact, some economic indicators are already suggesting that the momentum is slowing. Equity valuations appear mixed. They are highest in the US, but appear moderate in Europe, Japan and the emerging markets. The ratio between positive and negative corporate earnings revisions has recently improved. This is usually a good sign for the equity markets. Moreover, the very generous monetary policy stance of the major central banks should continue to support equities. Overall, we are likely to see elevated volatility.

We will keep our core focus on quality growth companies as we expect them to continue to outperform mid-term due to their sustainable business models in a low interest rate environment. Stock picking is key. We saw sharp dispersion between the winners of the crisis, the underappreciated long-term winners, and the laggards. Strong balance sheets and cash flows are required to survive the demand shock.

36	September 30, 2020 |	Annual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	8.37%	5.19%	6.63%	10.47%
AllianzGI International Small-Cap Fund Class A (adjusted)	2.41%	4.01%	6.03%	10.20%
AllianzGI International Small-Cap Fund Class C	7.56%	4.38%	5.82%	9.64%
AllianzGI International Small-Cap Fund Class C (adjusted)	6.56%	4.38%	5.82%	9.64%
AllianzGI International Small-Cap Fund Class R	8.01%	4.86%	6.33%	10.18%
AllianzGI International Small-Cap Fund Class P	8.55%	5.36%	6.82%	10.76%
AllianzGI International Small-Cap Fund Institutional Class	8.61%	5.41%	6.90%	10.85%
AllianzGI International Small-Cap Fund Class R6	8.63%	5.48%	6.99%	10.95%
MSCI World ex USA Small Cap Index	6.88%	7.35%	6.55%	7.24%
MSCI EAFE Small Cap Index	6.84%	7.37%	7.33%	7.37%
Lipper International Small/Mid-Cap Growth Funds Average	13.06%	8.21%	7.43%	8.22%

† The Fund began operations on December 31, 1997. Benchmark return and Lipper performance comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 1.94% for Class A shares, 2.59% for Class C shares, 2.30% for Class R shares, 1.58% for Class P shares, 1.61% for Institutional Class shares and 1.49% for Class R6 shares. These ratios do not include expense reductions, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.59% for Class R shares, 1.10% for Class P shares, 1.04% for Institutional Class shares and 1.00% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Country/Location Allocation (as of September 30, 2020)

Japan	30.7%

United Kingdom	14.4%

Germany	12.7%

Australia	5.8%

Switzerland	5.6%

France	5.4%

Sweden	3.0%

Italy	3.0%

Other	18.0%

Cash & Equivalents — Net	1.4%

Annual Report	| September 30, 2020	37

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,310.50	$1,305.90	$1,308.00	$1,311.80	$1,312.00	$1,312.30

Expenses Paid During Period	$7.22	$11.53	$9.17	$6.36	$6.01	$5.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,018.75	$1,015.00	$1,017.05	$1,019.50	$1,019.80	$1,020.00

Expenses Paid During Period	$6.31	$10.08	$8.02	$5.55	$5.25	$5.05

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.59% for Class R, 1.10% for Class P, 1.04% for Institutional Class and 1.00% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

38	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Multi Asset Income Fund*

For the period of October 1, 2019 through September 30, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Multi Asset Income Fund (the “Fund”) returned -4.02%, underperforming the Bloomberg Barclays U.S. Universal Bond Index (the “benchmark”), which returned 6.68%.

Market Overview

It was a volatile twelve-month period for global equities. After a steady start to 2020, global stocks changed direction in mid-February 2020 as the COVID-19 outbreak started to spread beyond China. The sell-off gathered pace in March 2020 as the draconian measures employed to curtail COVID-19 caused the global economy to grind to a standstill, triggering fears of a severe global recession. After suffering their worst quarter since the 2008 financial crisis, global stocks rebounded in the second and third quarter, supported by unprecedented government stimulus and positive trial results for potential COVID-19 vaccines. By the end of the third quarter of 2020 global equities recovered the loses suffered from the first quarter of 2020 and posted a positive return for the twelve-month period.

Global government bond yields trended higher in the fourth quarter of 2019 amid growing optimism over the outlook for global growth but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, falling abruptly in the first quarter and remaining relatively stable thereafter. The US yield curve steepened in the aftermath, as yields on bonds with maturities of less than 10 years moved slightly lower, while longer dated yields rose modestly. Corporate bonds fell sharply over the first quarter of 2020, with credit spreads increasing to levels last seen following the 2008 financial crisis, before rallying in the second and third quarters of 2020 and ultimately closing with a positive return over the complete twelve-month period.

The COVID-19 pandemic looked almost certain to push the global economy into a severe recession. As the epicenter of the pandemic spread from China to the Pacific Basin, and then onto Europe and North America, purchasing managers’ indices of economic activity dropped to even lower levels than those seen during the 2008 financial crisis. In response, central banks slashed interest rates, provided liquidity and reinstated quantitative easing programs, while budget deficits ballooned as governments committed unprecedented amounts to support companies and individuals affected by COVID-19. While China’s recovery appeared to be picking up speed in the third quarter, elsewhere hopes of a robust rebound in second half of the year were jeopardized by surging COVID-19 infections, particularly in Europe where many countries saw the start of a second wave.

In the currency markets, the US dollar strengthened in the first quarter, before weakening in the COVID-19 aftermath. As the US Federal Reserve (the “Fed”) raised its inflation target and signaled it needed to maintain near-zero interest rates for an extended period, the euro, British pound and Japanese yen all strengthened relative to the US dollar.

Portfolio Review

As markets reacted to the COVID-19 pandemic in late February 2020, and then to plummeting oil prices, credit market liquidity vanished around the globe, spreads widened to levels not seen since 2009 and corporate bonds and emerging market debt suffered significant losses. Asset classes that ordinarily offer some relative downside protection such as short-term high yield and real estate investment trusts suffered outsized losses as well. This led the Fund underperforming its benchmark significantly.

However, as credit spreads widened and the Fed stepped into the bond market to shore up liquidity at the end of the first quarter. Following the Fed intervention, many of the asset classes most adversely impacted in the first quarter rebounded. During the second and third quarters of 2020, the Fund outperformed its benchmark, driven by exposures to short-term high yield, high yield, preferreds and emerging market debt.

Outlook

On one hand, monetary policy of major central banks continues to support equities, and the ratio between positive and negative corporate earnings revisions has also recently improved. On the other hand, fears of second pandemic wave, US political landscape and EU/UK trade negotiations pose significant uncertainties to markets. In view of the downside risks we expect key rates to remain low for longer and real interest rates to stay negative. In our opinion, government bond yields look set to remain very low or even negative for some time to come. We believe that corporate bonds should continue to benefit from central bank support. However, companies’ high debt levels suggest that default rates may rise if the crisis returns. Overall, we believe that we are likely to see elevated volatility, posing opportunities for active managers to navigate across and within asset classes.

* Effective on or about December 14, 2020, the AllianzGI Multi Asset Income Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of December 7, 2020, shares of the Fund will no longer be available for purchase or exchange.

Annual Report	| September 30, 2020	39

Unaudited

AllianzGI Multi Asset Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Multi Asset Income Fund Class A	–4.02%	4.08%	3.63%	5.50%
AllianzGI Multi Asset Income Fund Class A (adjusted)	–9.30%	2.90%	3.04%	4.99%
AllianzGI Multi Asset Income Fund Class C	–4.77%	3.29%	2.84%	4.71%
AllianzGI Multi Asset Income Fund Class C (adjusted)	–5.69%	3.29%	2.84%	4.71%
AllianzGI Multi Asset Income Fund Class R	–4.42%	3.70%	3.27%	5.15%
AllianzGI Multi Asset Income Fund Class P	–3.71%	4.38%	3.93%	5.80%
AllianzGI Multi Asset Income Fund Institutional Class	–3.69%	4.43%	3.98%	5.85%
AllianzGI Multi Asset Income Fund Class R6	–3.64%	4.50%	4.03%	5.90%
AllianzGI Multi Asset Income Fund Administrative Class	–4.04%	3.65%	3.44%	5.35%
Bloomberg Barclays U.S. Universal Bond Index	6.68%	4.49%	3.92%	4.76%
AllianzGI Multi Asset Income Strategic Benchmark	9.61%	6.42%	4.89%	5.87%
MSCI World High Dividend Yield Index	–4.09%	6.61%	6.85%	8.68%
Lipper Mixed-Asset Target Today Funds Average	5.26%	5.21%	4.56%	5.95%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.68% for Institutional Class, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.60% for Institutional Class, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Fund Allocation (as of September 30, 2020)

AllianzGI Short Duration High Income	13.6%

AllianzGI Preferred Securities & Income	10.1%

AllianzGI High Yield Bond	9.8%

AllianzGI Short Term Bond	8.7%

iShares JP Morgan USD Emerging Markets Bond	7.5%

iShares Emerging Markets Dividend	5.1%

VanEck Vectors Fallen Angel High Yield Bond	5.0%

Invesco DB Gold	4.9%

Other	20.9%

Cash & Equivalents — Net	14.4%

40	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Multi Asset Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,144.50	$1,139.20	$1,141.20	$1,145.40	$1,146.20	$1,146.40	$1,144.00

Expenses Paid During Period	$2.47	$6.47	$4.50	$0.64	$0.80	$0.48	$2.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,022.70	$1,018.95	$1,020.80	$1,024.40	$1,024.25	$1,024.55	$1,022.95

Expenses Paid During Period	$2.33	$6.11	$4.24	$0.61	$0.76	$0.46	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.46% for Class A, 1.21% for Class C, 0.84% for Class R, 0.12% for Class P, 0.15% for Institutional Class, 0.09% for Class R6 and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2020	41

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund*

For the period of October 1, 2019 through September 30, 2020, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Managed Futures Strategy Fund (the “Fund”) returned -12.44%, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index (the “benchmark”), which returned 1.10%.

Market Overview

It was a volatile twelve-month period for global equities. After a steady start to 2020, global stocks changed direction in mid-February 2020 as the COVID-19 outbreak started to spread beyond China. The sell-off gathered pace in March 2020 as the draconian measures employed to curtail COVID-19 caused the global economy to grind to a standstill, triggering fears of a severe global recession. After suffering their worst quarter since the 2008 financial crisis, global stocks rebounded in the second and third quarters, supported by unprecedented government stimulus and positive trial results for potential COVID-19 vaccines. By the end of the third quarter of 2020 global equities recovered the loses suffered from the first quarter of 2020 and posted a positive return for the twelve-month period.

Global government bond yields trended higher in the fourth quarter of 2019 amid growing optimism over the outlook for global growth, but tumbled in 2020 on growing speculation that the COVID-19 pandemic would force central banks to slash interest rates and reinstate asset-purchase programs. In the US, the 10-year Treasury yield closed the period around 100 basis points lower, falling abruptly in the first quarter and remaining relatively stable thereafter. The US yield curve steepened in the aftermath, as yields on bonds with maturities of less than 10 years moved slightly lower, while longer dated yields rose modestly. Corporate bonds fell sharply over the first quarter of 2020, with credit spreads increasing to levels last seen following the 2008 financial crisis, before rallying in the second and third quarters of 2020 and ultimately closing with a positive return over the complete twelve-month period.

The COVID-19 pandemic looked almost certain to push the global economy into a severe recession. As the epicenter of the pandemic spread from China to the Pacific Basin, and then on to Europe and North America, purchasing managers’ indices of economic activity dropped to even lower levels than those seen during the 2008 financial crisis. In response, central banks slashed interest rates, provided liquidity and reinstated quantitative easing programs, while budget deficits ballooned as governments committed unprecedented amounts to support companies and individuals affected by COVID-19. While China’s recovery appeared to be picking up speed in the third quarter, elsewhere hopes of a robust rebound in second half of the year were jeopardized by surging COVID-19 infections, particularly in Europe where many countries saw the start of a second wave.

In the currency markets, the US dollar strengthened in the first quarter, before weakening in the COVID-19 aftermath. As the US Federal Reserve raised its inflation target and signaled it needed to maintain near-zero interest rates for an extended period, the euro, British pound and Japanese yen all strengthened relative to the US dollar.

Portfolio Review

The primary positive contributors to the Fund over the twelve-month period were short commodity exposures, long US Government bonds, long volatility and short commodity related currencies such as the Australian Dollar as financial markets were impacted by the COVID-19 pandemic. Conversely, long equity positions and credit exposure going into sell-off, along with currency positions, particularly in the Japanese Yen were the most notable detractors during this period of heightened volatility.

The Fund traded relatively flat following the turmoil during the first quarter of 2020, first underperforming due to short positions in risk assets at the beginning stages of the recovery and later benefiting from long exposure to US equities in the third quarter of 2020. Long exposure to global duration benefitted the Fund, as did long positions in silver and gold during the second and third quarters of 2020. The primary detractor for the post COVID-19 pandemic period was positioning within commodities besides gold and silver, which was net short.

Outlook

On one hand, monetary policy of major central banks continues to support equities, and the ratio between positive and negative corporate earnings revisions has also recently improved. In view of the downside risks we expect key rates to remain low for longer and real interest rates to stay negative. In our opinion, government bond yields look set to remain very low or even negative for some time to come. We believe that corporate bonds should continue to benefit from central bank support. However, companies’ high debt levels suggest that default rates may rise if the crisis returns. Overall, we believe that we are likely to see elevated volatility, posing opportunities for active managers to navigate across and within asset classes.

* Effective on or about December 14, 2020, the AllianzGI PerformanceFee Managed Futures Strategy Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of December 7, 2020, shares of the Fund will no longer be available for purchase or exchange.

42	September 30, 2020 |	Annual Report

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	Since Inception†
AllianzGI PerformanceFee Managed Futures Strategy Fund Class P	–12.43%	–4.95%
AllianzGI PerformanceFee Managed Futures Strategy Fund Institutional Class	–12.44%	–4.97%
AllianzGI PerformanceFee Managed Futures Strategy Fund Class R6	–12.33%	–4.87%
ICE BofA 3-Month U.S. Treasury Bill Index	1.10%	1.74%
Lipper Alternative Managed Futures Funds Average	–6.85%	–2.80%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.17% for Class P shares, 1.30% for Institutional Class shares and 1.15% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.26% for Institutional Class shares, 0.31% for Class P shares and 0.21% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Asset Allocation (as of September 30, 2020)

U.S. Treasury Obligations	67.0%

Mutual Fund	4.8%

Cash & Equivalents — Net	28.2%

Annual Report	| September 30, 2020	43

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$973.30	$972.10	$973.30

Expenses Paid During Period	$0.49	$0.25	$—

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,024.95	$1,024.75	$1,025.00

Expenses Paid During Period	$0.51	$0.25	$—

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.10% for Class P, 0.05% for Institutional Class and 0.00% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

44	September 30, 2020 |	Annual Report

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund*

For the period of October 1, 2019 through September 30, 2020, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Equity Fund (the “Fund”) returned -13.39%, underperforming the S&P 500 Index (the “benchmark”), which returned 15.15%.

Market Overview

The Fund underperformed for the twelve-month period ended September 30, 2020, as a result of extremely challenging market conditions. The equity declines and implied volatility increases during this period were more extreme than many historical precedents, which had a significant impact on the performance of the Fund’s option portfolio. The Fund outperformed in the third quarter but was unable to recover underperformance incurred earlier in the year.

Portfolio Review

This year’s 30% drop in the S&P 500 Index happened in just 22 trading days, instead of the many months a similar decline took in 2008. This combination of extremely high market volatility coupled with significant drops in market valuations had a particularly large impact on the option positions held by the Fund. Throughout the market turmoil, we took significant steps to de-risk the option portfolio, primarily through closing out many short put positions.

Heading into the market decline, the Fund’s option portfolio had in place a ladder of hedging positions that was very much in line with what was in place during prior market events. A key feature of the Fund’s option portfolio is that it is a net buyer of long puts. That is consistent with our historical approach and was true as well for this period. The Fund’s option portfolio held approximately 1.8 times more long puts than short puts. We also had structured a layer of long puts slightly out of the money that were paired with an equal number of short puts as part of the strategy’s low-VIX (the CBOE Volatility Index (“VIX Index”)) configuration spreads.

The market decline was a multi-week move which, as compared with a one-day shock scenario, has real implications on the price appreciation that the deep-out-of-the-money long puts were able to provide. The Fund’s option portfolio is designed to navigate a multi-week move via its restructuring process, under which, in more typical circumstances, we address the existing short option positions while often relying on cost offsets from the existing long puts. Unfortunately, under the recent circumstances, a historic level of steepness of the inversion in the volatility term structure prevented many of the strategy’s existing long puts from providing as much benefit as expected. This steepness reduced the price appreciation of the existing layer of long puts, reducing the Fund’s ability to harvest gains on the long puts that it could in turn use to cover short put exposure, as it often has done in severe market corrections.

In addition, in late February 2020 we shifted certain out-of-the-money puts deeper out of the money in order to widen some of the short puts, a strategy that had worked well in prior market deteriorations. However, in this instance the market unpredictably continued to decline beyond the shifted positioning.

In light of these unprecedented market dynamics, we began restructuring the various put positions, and did so in advance of the index reaching their strikes and with wider extensions than in past market dislocations. Soon after, we began de-risking, i.e., covering short puts without relayering any new positions. But the daily market moves, many of which ranged between -7% and -12%, made it extremely difficult to implement all of these trades and to mitigate realized costs. Unlike in prior dislocations, in this particular case, the speed of the market moves was too severe.

As a result of these experiences, we instituted an important enhancement to the way we express our option portfolio hedging positions. To improve the option strategy’s downside risk profile and mitigate various risk factors, all downside positions on the S&P 500 Index are now sealed at inception with an accompanying nearby hedge, in a 1-to-1 ratio of short puts vs. long puts. This is expected to give each sealed position a maximum loss potential that is capped, and therefore not dependent on restructuring to limit risk exposure. At the same time, we do not expect this new hedging configuration to have a material impact on the Fund’s expected return potential over the longer term.

In the third quarter, the option portfolio delivered positive returns, as equity indexes shook off economic and public-health headwinds to continue their extraordinary rise. Volatility levels remained high, despite the market’s strength. Range-bound positions on the S&P 500 Index accounted for approximately half the performance during the quarter. More than a third came from range-bound call spreads on the VIX Index, and the remainder was attributable to S&P 500 Index directional positions to both the up and downside.

Our 1x1 positions fared well during the rising market of July and August, and positive relative performance continued during downside moves in September 2020. As part of the new enhancement, we did not restructure range-bound spreads when the S&P 500 Index, after reaching a record high of 3581 on September 2, 2020, fell to 3237 over the next 15 trading days. During the 9.6% peak-to-trough decline, the Fund’s option positions generated positive excess returns.

Outlook

While markets may remain challenging, we believe that a high-volatility environment is a favorable one for the Fund’s option portfolio when constructing new positions. As we saw in the third quarter, the option portfolio can perform in a rising market like July and August 2020, while September 2020 provided a brief example of relative outperformance during broader market downside moves.

* Effective on or about December 14, 2020, the AllianzGI PerformanceFee Structured US Equity Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of December 7, 2020, shares of the Fund will no longer be available for purchase or exchange.

Annual Report	| September 30, 2020	45

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

On the volatility front, if there is a clear election outcome in November 2020, the resolution of at least some uncertainty could cause the volatility curve to normalize downward. But with the pandemic and its economic impact still front and center, there could just as well be a continuation of the volatility conditions we have been experiencing.

Average Annual Total Return for the period ended September 30, 2020

	1 Year	Since Inception†
AllianzGI PerformanceFee Structured US Equity Fund Class P	–13.43%	0.23%
AllianzGI PerformanceFee Structured US Equity Fund Institutional Class	–13.39%	0.23%
AllianzGI PerformanceFee Structured US Equity Fund Class R6	–13.26%	0.37%
S&P 500 Index	15.15%	10.48%
Lipper Large-Cap Core Funds Average	12.76%	9.04%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 0.84% for Class P shares, 0.89% for Institutional Class shares and 0.80% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.37% for Institutional Class shares, 0.37% for Class P shares and 0.37% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Asset Allocation (as of September 30, 2020)

Exchange-Traded Funds	99.6%

Cash & Equivalents — Net	0.4%

46	September 30, 2020 |	Annual Report

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,309.70	$1,309.30	$1,310.00

Expenses Paid During Period	$—	$—	$—

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,025.00	$1,025.00	$1,025.00

Expenses Paid During Period	$—	$—	$—

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.00% for Class P , 0.00% for Institutional Class and 0.00% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2020	47

Unaudited

AllianzGI Preferred Securities and Income Fund

For the period of October 1, 2019 through September 30, 2020, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Preferred Securities and Income Fund (the “Fund”) returned 1.19%, underperforming the ICE BofA Fixed Rate Preferred Securities Index USD Hedged (the “benchmark”), which returned 4.34%.

Market Overview

While strong economic performance characterized the first half of the twelve-month period, after March 2020 the environment was dominated by the pandemic response. As businesses closed and the US economy shut down to contain COVID-19, fixed income market liquidity dried up and forced-selling quickly drove valuations on risk assets to levels not seen since the Global Financial Crisis of 2008. Price dislocations, however, did present investment opportunities for investors. The US Federal Reserve’s (the “Fed”) participation in the fixed income markets through various purchase and lending programs, as well as the massive fiscal response by the US Government helped drive spreads and valuations tighter. While uncertainty remains regarding the path of the economic recovery, robust monetary stimulus programs persist. Demand technicals for risk assets driven by Fed purchases should continue to exert pressure on asset prices, overwhelming economic factors, driving spreads tighter.

Negative and zero bound global risk-free rates have reignited demand for higher income securities. Year-to date inflows into US preferred sector ETFs and mutual funds ended September 2020 up nearly $2 billion, despite significant March 2020 outflows of more than $2 billion. A strong rebound in risk assets after March’s decline, drove returns in the preferred market, for the twelve-month period ended September 30, 2020 to 4.34%, when measured by the ICE BofA Fixed Rate Preferred Securities Index. Preferreds underperformed the equity market, as measured by the S&P 500 Index, which returned 15.15%, but outperformed the S&P 500 Financials Sector Index, which returned -11.9%. The preferred market is heavily weighted toward financials, where banks and insurance companies represent 70% of market value. Preferreds also outperformed US high yield bonds, as measured by the ICE BofA US High Yield Index, which returned 2.3%, but underperformed the US investment grade corporate bond market, as measured by the ICE BofA US Corporate Index, which returned 7.84%. High quality, long duration assets benefited from the decline in yields. Within the preferred market, the $1000 over-the-counter market, represented by the ICE BofA US Investment Grade Institutional Capital Securities Index modestly outperformed the $25 listed market, represented by the ICE BofA US Listed Preferred Securities Index, returning 6.45% versus 5.20%, respectively. Post-March 2020, new issues structured using the 5-year Treasury as the base rate for future floating periods gained in popularity, attempting to remove investor uncertainty surrounding the elimination of the London Inter-Bank Offered Rate (“LIBOR”) after 2021.

Portfolio Review

The underperformance of the Fund during the period was primarily driven by three factors: 1) the Fund’s exposure to floating rate bonds, whose prices were negatively impacted by the Fed’s move to cut rates to zero; 2) the Fund’s overweight position in the Pipeline sector, where prices declined in sympathy with its oil and gas producing clients; and 3) an out of benchmark exposure to below investment grade preferreds, which lagged investment grade preferreds during the period. This was modestly offset by positive security selection in the insurance sector, and an overweight allocation to senior unsecured bonds in the first half of the period, which outperformed in March 2020, and provided liquidity when new issuance restarted in April 2020.

Outlook

The last six months have been a positive environment for preferreds and much of the stress that was built into the COVID-19 sell-off was unwarranted as liquidity dried up across all asset classes. While new issuance activity had been a source of opportunity to buy securities from high quality issuers with superior structures relative to the existing securities in the market, as we enter the fall, new issuance concessions in the market have compressed, leading us to become more selective. We believe that preferreds should continue to benefit from the recovery in the economy as valuations still have room to improve, spreads remain wide to their pre-COVID 19 levels and senior spreads for like credits have rallied even further, providing room for subordination spreads to come down. We continue to like financials in this environment, as they appear to have built significant reserves in the first half of 2020 to offset potential loan losses from the economic slowdown, and regulators continue to act like bank issuers are part of the solution to the present economic challenges. The Fed’s move at the end of September to extend their share repurchase restrictions and the common dividend net income test on US banks, capping distributions to common shareholders, is a credit positive that we believe will further preserve capital in the system.

48	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Preferred Securities and Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	Since Inception†
AllianzGI Preferred Securities and Income Fund Class P	1.01%	5.03%
AllianzGI Preferred Securities and Income Fund Institutional Class	1.19%	5.13%
AllianzGI Preferred Securities and Income Fund Class R6	1.17%	5.14%
ICE BofA Fixed Rate Preferred Securities Index USD Hedged	4.34%	6.66%
S&P 500 Financials Sector Index Total Return in USD	–11.87%	–3.08%
Lipper Flexible Income Funds Average	3.47%	4.80%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 1.69% for Class P shares, 1.91% for Institutional Class shares and 1.70% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.60% for Class P shares, 0.55% for Institutional Class shares and 0.50% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Industry Allocation (as of September 30, 2020)

Banks	44.1%

Insurance	20.1%

Pipelines	7.4%

Electric Utilities	5.9%

Telecommunications	5.0%

Diversified Financial Services	3.7%

Consumer Finance	2.3%

Miscellaneous Manufacturing	2.2%

Other	7.1%

Cash & Equivalents — Net	2.2%

Credit Ratings* (as of September 30, 2020)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Annual Report	| September 30, 2020	49

Unaudited

AllianzGI Preferred Securities and Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,171.50	$1,171.80	$1,172.10

Expenses Paid During Period	$3.26	$2.99	$2.72

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,022.00	$1,022.25	$1,022.50

Expenses Paid During Period	$3.03	$2.78	$2.53

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P, 0.55% for Institutional Class and 0.50% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

50	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2019 through September 30, 2020, as provided by Douglas C. Forsyth, CFA, Portfolio Manager

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 0.37%, underperforming the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index (the “benchmark”), which returned 3.29%.

Market Overview

Despite historic equity and credit volatility, high yield produced a positive twelve-month return. A favorable technical backdrop benefited the asset class over the back half of the reporting period.

High-yield bonds gained over the fourth quarter of 2019 and into early 2020 before selling off aggressively in late February and much of March as COVID-19 outbreak intensified. In connection with unprecedented monetary and fiscal policy responses, the high-yield bond market rebounded from the March low and advanced over the remainder of period. Stabilizing investor confidence, accommodative US Federal Reserve (the “Fed”) commentary, positive economic surprise momentum, better-than-feared corporate earnings, US COVID-19 case trends and vaccine/treatment progress were all market supportive.

The Fed’s response was designed to ensure the normal functioning and stabilization of US credit markets and was also extraordinary in terms of its swiftness, scope, and willingness to take action. The Fed remained highly accommodative throughout the reporting period, pledging to keep interest rates near zero until at least the end of 2023. In addition, the Fed officially set a new inflation target of moderately above 2.0%, noting it would maintain an accommodative stance until inflation hits this level.

The fiscal response was also immediate with President Trump signing into law several bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act.

As anticipated, the economy decelerated, and the unemployment rate surged. Although, economic data released later in the period improved and, in many cases, surprised to the upside as lockdowns, travel restrictions and social-distancing measures eased.

The first-quarter earnings season was weak, but second-quarter financial results exceeded estimates amid better-than-feared earnings. Management outlooks were also constructive, but fewer companies provided guidance.

Performance dispersion among credit ratings was notable as the highest-quality issues held up far better than the lowest-quality issues during the market selloff. The performance gap narrowed into period-end, however.

Despite a dormant March, high-yield new issuance has been heavy, supported by robust fund flows. Default rates increased before steadying late in the reporting period.

Portfolio Review

The Fund gained with the broad high-yield bond market but trailed the benchmark return for the twelve-month reporting period.

Performance in the reporting period benefited from industry weightings and active credit selection. Industry exposures that had the greatest positive impact on performance were energy, support-services and automotive. Industry exposure that detracted the most from performance in the period were retail, financial services and aerospace/defense.

Emphasis remained on credit quality, liquidity and minimizing premiums paid. Average duration in the portfolio continued to remain low and well below the average yield and coupon.

Outlook

While uncertainty remains elevated, visibility around the macro outlook and corporate profitability path improved.

Extraordinary monetary and fiscal policy measures have stabilized financial markets and the US economy. Furthermore, Fed Chair Jerome Powell and US Treasury Secretary Mnuchin have pledged additional support if needed to accelerate the recovery.

With economic progress, corporate profits should begin to trough and then start recovering over the second half of the year and into 2021. We believe that US companies are not only positioned to directly benefit from Fed programs and US government fiscal support but also from a potentially significant boost in operating leverage as strengthening demand is met with lower input costs and productivity gains.

Against this backdrop, several risks could surface triggering market volatility including geopolitical tensions, fiscal stimulus uncertainty, US elections, tax policy and localized shutdowns due to increasing COVID-19 cases.

Many data points indicate that the high-yield market has normalized and is functioning properly.

Our constructive outlook for high yield remains unchanged. It is difficult to identify a better risk/reward option in fixed income. US high-yield bonds should contribute from both a diversification and a relative-performance perspective, offering a very compelling yield opportunity compared to negative and depressed yields globally with lower interest-rate sensitivity. Furthermore, we believe that the Short Duration High Income strategy remains an attractive solution as investors adjust to the significant change in the new Fed framework without taking excess credit risk or price volatility.

Annual Report	| September 30, 2020	51

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	0.37%	3.59%	4.11%
AllianzGI Short Duration High Income Fund Class A (adjusted)	–1.89%	3.12%	3.85%
AllianzGI Short Duration High Income Fund Class C	0.12%	3.34%	3.80%
AllianzGI Short Duration High Income Fund Class C (adjusted)	–0.83%	3.34%	3.80%
AllianzGI Short Duration High Income Fund Class P	0.69%	3.84%	4.33%
AllianzGI Short Duration High Income Fund Institutional Class	0.63%	3.87%	4.39%
AllianzGI Short Duration High Income Fund Class R6	0.70%	3.92%	4.43%
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	3.29%	4.76%	5.17%
Lipper Short High Yield Funds Average	1.53%	3.82%	3.70%

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 0.88% for Class A shares, 1.14% for Class C shares, 0.65% for Class P shares, 0.63% for Institutional Class shares and 0.57% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 0.86% for Class A shares, 1.11% for Class C shares, 0.65% for Class P shares, 0.60% for Institutional Class shares and 0.55% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Industry Allocation (as of September 30, 2020)

Pipelines	11.9%

Diversified Financial Services	8.9%

Oil, Gas, & Consumable Fuels	8.9%

Retail	7.9%

Commercial Services & Supplies	7.7%

Distribution/Wholesale	5.3%

Telecommunications	4.6%

Transportation	3.8%

Other	36.5%

Cash & Equivalents — Net	4.5%

52	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Credit Ratings* (as of September 30, 2020)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,126.50	$1,125.20	$1,127.70	$1,127.10	$1,127.50

Expenses Paid During Period	$4.57	$5.90	$3.62	$3.19	$2.93

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,020.70	$1,019.45	$1,021.60	$1,022.00	$1,022.25

Expenses Paid During Period	$4.34	$5.60	$3.44	$3.03	$2.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.86% for Class A, 1.11% for Class C, 0.68% for Class P, 0.60% for Institutional Class and 0.55% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	| September 30, 2020	53

Unaudited

AllianzGI Short Term Bond Fund*

For the period of October 1, 2019 through September 30, 2020, as provided by Douglas C. Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Short Term Bond Fund (the “Fund”) returned 7.61%, outperforming the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index (the “benchmark”), which returned 3.73%.

Market Overview

Short-maturity US Treasuries and investment grade corporates produced a positive return over the trailing twelve months.

Treasuries strengthened the first quarter of 2020 with falling interest rates and increasing demand for “safe haven” investments then steadied over the remainder of the reporting period. Short-maturity investment grade corporates were more volatile, declining in the first quarter but holding up much better than longer dated credit. Corporates then rebounded on unprecedented monetary and fiscal policy responses. Stabilizing investor confidence, accommodative US Federal Reserve (the “Fed”) commentary, positive economic surprise momentum, better-than-feared corporate earnings, US COVID-19 case trends and vaccine/treatment progress were all credit market supportive.

The Fed’s response was designed to ensure the normal functioning and stabilization of US credit markets and was also extraordinary in terms of its swiftness, scope, and willingness to take action. The Fed remained highly accommodative throughout the reporting period, pledging to keep interest rates near zero until at least the end of 2023. In addition, the Fed officially set a new inflation target of moderately above 2.0%, noting it would maintain an accommodative stance until inflation hits this level.

The fiscal response was also immediate with President Trump signing into law several bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act.

As anticipated, the economy decelerated, and the unemployment rate surged. Although, economic data released later in the period improved and, in many cases, surprised to the upside as lockdowns, travel restrictions and social-distancing measures eased.

The first-quarter earnings season was weak, but second-quarter financial results exceeded estimates amid better-than-feared earnings. Management outlooks were also constructive, but fewer companies provided guidance.

Aggressive rate cuts, the reinstatement of bond-buying programs and “safe haven” demand caused the US Treasury yield curve to compress and steepen sharply.

Portfolio Review

The strongest-performing positions within the portfolio were corporate credit, including select high yield positions, followed by treasuries and government-sponsored enterprise holdings.

Within corporate credit, industries that contributed the most to portfolio performance were energy, financial services and automotive. Only one industry—media—detracted from performance in the period.

Outlook

While uncertainty remains elevated, visibility around the macro outlook and corporate profitability path improved.

Extraordinary monetary and fiscal policy measures have stabilized financial markets and the US economy. Furthermore, Fed Chair Jerome Powell and US Treasury Secretary Mnuchin have pledged additional support if needed to accelerate the recovery.

With economic progress, corporate profits should begin to trough and then start recovering over the second half of the year and into 2021. We believe that US companies are not only positioned to directly benefit from Fed programs and US government fiscal support but also from a potentially significant boost in operating leverage as strengthening demand is met with lower input costs and productivity gains.

Against this backdrop, several risks could surface triggering market volatility including geopolitical tensions, fiscal stimulus uncertainty, US elections, tax policy and localized shutdowns due to increasing COVID-19 cases.

The Fed and fiscal response to support the orderly flow and stabilization of credit continues to work with many data points indicating, in our view, that the investment grade and high-yield bond markets have normalized and are functioning properly.

* Effective on or about December 14, 2020, the AllianzGI Short Term Bond Fund will be liquidated and dissolved, and any outstanding shares redeemed. As of December 7, 2020, shares of the Fund will no longer be available for purchase or exchange.

54	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Short Term Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	Since Inception†
AllianzGI Short Term Bond Fund Class A	7.61%	6.32%
AllianzGI Short Term Bond Fund Class A (adjusted)	5.19%	5.18%
AllianzGI Short Term Bond Fund Class P	7.79%	6.50%
AllianzGI Short Term Bond Fund Institutional Class	7.92%	6.61%
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	3.73%	3.95%
Lipper Short Investment Grade Debt Funds Average	3.04%	3.51%

† The Fund began operations on August 23, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on August 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 2.81% for Class A shares, 22.10% for Class P shares and 2.38% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.64% for Class A shares, 0.49% for Class P shares, 0.39% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Asset Allocation (as of September 30,
 2020)

Corporate Bonds & Notes	91.7%

U.S. Treasury Obligations	2.9%

U.S. Government Agency Securities	1.2%

Cash & Equivalents — Net	4.2%

Credit Ratings* (as of September 30, 2020)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2020	55

Unaudited

AllianzGI Short Term Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,100.80	$1,101.50	$1,101.70

Expenses Paid During Period	$3.36	$2.57	$2.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,021.80	$1,022.55	$1,023.05

Expenses Paid During Period	$3.23	$2.48	$1.97

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.64% for Class A , 0.49% for Class P and 0.39% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

56	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Structured Return Fund*

For the period of October 1, 2019 through September 30, 2020, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2020, the Class A shares at net asset value (“NAV”) of the AllianzGI Structured Return Fund (the “Fund”) returned -32.77%, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index (the “benchmark”), which returned 1.10%

Market Overview

The Fund underperformed its benchmark for the twelve-month period as a result of extremely challenging market conditions in the first quarter of 2020. The equity declines and implied volatility increases during this period were more extreme than many historical precedents, which had a significant impact on the performance of the Fund’s option portfolio. The Fund delivered positive returns in the third quarter of 2020 but was unable to recover underperformance incurred earlier in the year.

Portfolio Review

This year’s 30% drop in the S&P 500 Index happened in just 22 trading days, instead of the many months a similar decline took in 2008. This combination of extremely high market volatility coupled with significant drops in market valuations had a particularly large impact on the option positions held by the Fund. Throughout the market turmoil, we took significant steps to de-risk the portfolio, primarily through closing out many short put positions.

Heading into the market decline, the Fund had in place a ladder of hedging positions that was very much in line with what was in place during prior market events, including 2015 and 2018. A key feature of the Fund is that it is a net buyer of long puts. That is consistent with our historical approach and was true as well for this period. The Fund held approximately 1.8 times more long puts than short puts heading into the market decline and maintained a similar ratio throughout. We also had structured a layer of long puts slightly out of the money that were paired with an equal number of short puts as part of the strategy’s low-VIX (the CBOE Volatility Index (“VIX Index”)) configuration spreads.

The market decline was a multi-week move which, as compared with a one-day shock scenario, has real implications on the price appreciation that the deep-out-of-the-money long puts were able to provide. The Fund is designed to navigate a multi-week move via its restructuring process, under which, in more typical circumstances, we address the existing short option positions while often relying on cost offsets from the existing long puts. Unfortunately, under the recent circumstances, a historic level of steepness of the inversion in the volatility term structure prevented many of the strategy’s existing long puts from providing as much benefit as expected. This steepness reduced the price appreciation of the existing layer of long puts, reducing the Fund’s ability to harvest gains on the long puts that it could in turn use to cover short put exposure, as it often has done in severe market corrections.

In addition, in late February 2020 we shifted certain out-of-the-money puts deeper out of the money in order to widen the short put end of our range-bound spreads, a strategy that had worked well in prior market deteriorations. However, in this instance the market unpredictably continued to decline beyond the shifted positioning. Considering these unprecedented market dynamics, we began restructuring the various put positions, and did so in advance of the index reaching their strikes and with wider extensions than in past market dislocations. Soon after, we began de-risking, i.e., covering short puts without relayering any new positions. But the daily market moves, many of which ranged between -7% and -12%, made it extremely difficult to implement all of these trades and to mitigate realized costs. Unlike in prior dislocations, in this particular case the speed of the market moves was too severe.

As a result of these experiences, we instituted an important enhancement to the way we express our hedging positions. To improve the strategy’s downside risk profile and mitigate various risk factors, all downside positions on the S&P 500 Index are now sealed at inception with an accompanying nearby hedge, in a 1-to-1 ratio of short puts vs. long puts. This is expected to give each sealed position a maximum loss potential that is capped, and therefore not dependent on restructuring to limit risk exposure. At the same time, we do not expect this new hedging configuration to have a material impact on the portfolio’s expected return potential over the longer term.

In the third quarter, the portfolio delivered positive returns, as equity indexes shook off economic and public-health headwinds to continue their extraordinary rise. Volatility levels remained high, despite the market’s strength. Range-bound positions on the S&P 500 Index accounted for approximately half the performance during the quarter. More than a third came from range-bound call spreads on the VIX Index, and the remainder was attributable to S&P 500 Index directional positions to both the up and downside.

Our 1x1 positions fared well during the rising market of July and August, and positive relative performance continued during downside moves in September 2020. As part of the new enhancement, we did not restructure range-bound spreads when the S&P 500 Index, after reaching a record high of 3581 on September 2, 2020, fell to 3237 over the next 15 trading days. During the 9.6% peak-to-trough decline, the Fund’s option positions generated positive excess returns.

Outlook

While markets may remain challenging, we believe that a high-volatility environment is a favorable one for the Fund’s option portfolio when constructing new positions. As we saw in the third quarter of 2020, the portfolio can perform in a rising market like July and August 2020, while September 2020 provided a brief example of relative outperformance during broader market downside moves.

On the volatility front, the potential resolution of at least some uncertainty in respect of the outcome of the US Presidential election could cause the volatility curve to normalize downward. But with pandemic and its economic impact still front and center, there could just as well be a continuation of the volatility conditions we have been experiencing.

* On December 14, 2020, the AllianzGI Structured Return Fund will be liquidated. Please see the supplement to the Fund’s statutory prospectus for more information.

Annual Report	| September 30, 2020	57

Unaudited

AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	Since Inception†
AllianzGI Structured Return Fund Class A	–32.77%	–4.80%	–1.60%
AllianzGI Structured Return Fund Class A (adjusted)	–36.47%	–5.87%	–2.31%
AllianzGI Structured Return Fund Class C	–33.29%	–5.52%	–2.34%
AllianzGI Structured Return Fund Class C (adjusted)	–33.93%	–5.52%	–2.34%
AllianzGI Structured Return Fund Class P	–32.59%	–4.57%	–1.40%
AllianzGI Structured Return Fund Institutional Class	–32.58%	–4.52%	–1.33%
AllianzGI Structured Return Fund Class R6	–32.65%	–4.50%	–1.28%
ICE BofA 3-Month U.S. Treasury Bill Index	1.10%	1.20%	0.78%
Lipper Absolute Return Funds Average	0.54%	2.23%	2.70%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.10% for Class A shares, 1.88% for Class C shares, 0.88% for Class P shares, 0.82% for Institutional Class shares and 0.75% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.05% for Class A shares, 1.81% for Class C shares, 0.82% for Class P shares, 0.77% for Institutional Class shares and 0.74% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2020

Asset Allocation (as of September 30, 2020)

U.S. Treasury Obligations	98.5%

Cash & Equivalents — Net	1.5%

58	September 30, 2020 |	Annual Report

Unaudited

AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,002.90	$999.00	$1,004.80	$1,003.80	$1,003.90

Expenses Paid During Period	$5.06	$8.85	$3.91	$3.66	$3.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,019.95	$1,016.15	$1,021.10	$1,021.35	$1,021.50

Expenses Paid During Period	$5.10	$8.92	$3.94	$3.69	$3.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.01% for Class A, 1.77% for Class C, 0.78% for Class P, 0.73% for Institutional Class and 0.70% for Class R6), multiplied by the average account value over the period, multiplied by 183/366. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2020	59

Unaudited

AllianzGI Water Fund (formerly AllianzGI Global Water Fund)*

For the period of October 1, 2019 through September 30, 2020, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2020, Class A shares at net asset value (“NAV”) of the AllianzGI Water Fund (the “Fund”) returned 11.35%, outperforming the S&P Global Water Index (the “benchmark”), which returned 10.60%.

Market Overview

In the fourth quarter of 2019, global equities surged, with many markets closing the year at or near fresh/multi-month highs. The rally meant many equity markets recorded their strongest annual gains in several years. Sentiment was lifted by the agreement of a “phase one” trade deal between the US and China, better-than-expected third-quarter corporate earnings, further central bank easing and signs that the worst of the slowdown in the global economy may be over. A pick-up in corporate activity also lifted stocks. In addition, the Conservative Party’s decisive victory in the UK general election provided some clarity on Brexit. The “risk on” environment favored emerging markets over developed ones. At a sector level, health care and technology stocks led the advance, while the consumer staples, real estate and utilities sectors underperformed amid a rotation out of higher yielding, defensive assets.

After a steady start to 2020, global equities changed direction in mid-February amid growing evidence that the COVID-19 outbreak was spreading beyond China. The extended factory shutdowns in China also started to impact the global supply chain. The sell-off gathered pace as the quarter progressed, with a growing number of countries employing travel restrictions and draconian quarantine measures to try to control the spread of COVID-19 and avoid overloading health care systems. As fears increased that the global economy was heading for a severe recession, most markets entered an official bear market, defined as a retreat of at least 20% from a recent peak. The steep decline meant that global equities suffered their worst quarter since the 2008 financial crisis.

Global equities rallied over the second and third quarters of 2020, buoyed by positive trial results for potential COVID-19 vaccines, further stimulus measures and hopes that the global economy may be over the worst of its pandemic-induced recession. However, after recording their strongest August returns since 1986, stock markets weakened throughout September, undermined by political wrangling in the US over the size of further fiscal stimulus and concerns over a potentially destabilizing US presidential election. A surge in new COVID-19 infections in Europe further weighed on sentiment. In general, emerging markets outperformed developed markets, helped by a weaker tone to the US dollar.

Portfolio Review

Over the twelve-month period, water related investments delivered strong returns despite market turmoil. Water utilities have once again demonstrated the resilience of the water theme, outperforming their sector peers even during the COVID-19 market pull back.

The concentration of opportunities within the utility sector was particularly supportive as investors sought safety in more defensively oriented sectors. Conversely, during the recovery trade, the more growth-oriented water industrial and health care companies provided exposure to the rebound. The market has continued to recognize the secular support of the theme and the long-term drivers, which remain in place despite short to medium demand shifts resulting from COVID-19.

The Fund outperformed its benchmark, over the twelve-month period. Outperformance was largely driven by sector allocation, particularly the overweight in health care and our underweight to the utility sector. Stock selection was negative, with picks in information technology and industrials sectors detracting the most.

Due to the current market pullback, our focus on pure play companies with significant revenue exposure to water investments helped. Our portfolio holding Aalberts NV, a technology company that helps to enhance building and project efficiencies was positive for relative performance. Additionally, our active positions in Thermo Fisher Scientific, and PerkinElmer, Inc. added boosted relative results. Thermo Fisher Scientific is a health care company that manufactures scientific instruments, consumables and chemicals. They also develop environmental control measurement technology that is used for water, soil and air. In this market pullback, Thermo Fisher is rather insulated as pharma has held up well during the pandemic. In response to the COVID-19 outbreak, Thermo has mobilized support through their products that help analyze, diagnose and protect people from COVID-19. PerkinElmer, Inc., a leader provider of diagnostics and lifesceinces research was also beneficial largely due to its COVID-19 testing solutions.

In contrast, our Fund holding Itron, Inc. and Landis+Gyr and not holding Advanced Drainage were the largest relative detractors from results. Itron, Inc. provides solutions that measure, manage and analyze energy and water usage. While year-to-date, the security is down, we believe that it continues to be a solid long-term investment. Recently it announced a partnership with Panasonic to deliver smart metering solutions in Japan. Like many other countries, Japan has mandated the adoption of smart meters over the next 10 years to help manage utility supply and demand, and Itron is well positioned to capitalize on this trend. Landis+Gyr, also a leader in the metering business, experienced difficult performance during the COVID-19 environment however remains well positioned to benefit from the increased focus on improving water efficiency. Lastly, our decision not to hold Advanced Drainage was negative. The company is not considered a key water solutions provider despite delivering strong results during the period.

* Effective February 1, 2020, the Fund changed its name from “AllianzGI Global Water Fund” to “AllianzGI Water Fund”.

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AllianzGI Water Fund (formerly AllianzGI Global Water Fund) (cont’d)

Outlook

We believe that the Global Water strategy remains an attractive asset despite uncertainty due to the global economic impacts of COVID-19. The markets continue to be driven by investor sentiment and attempts to price the economic implications of COVID-19 outbreaks as well as the timeline for an effective vaccine. While there may be shorter-term slowdowns in certain end markets, the water theme remains unchanged as the investment needs continue to be supported by significant secular drivers, supporting the outlook for sustainable growth with lower correlation to the broad market. We have seen the strategy hold up during this time of uncertainty. The defensive nature of some of the investments may offer protection during risk off environments, while the portfolio also remains positioned to capture growth opportunities stemming from increased spending and innovation needs in the water space. In addition, the high-quality nature of the investments has allowed the companies to effectively manage through the difficult situation and effectively operate in an increasingly digital world. We will continue to monitor the effect of the human and economic activity in months to come, assessing the economic impact and the market moves. However, we remain convinced that the water theme offers an attractive diversification opportunity providing opportunity during this transient volatile time, but also offering attractive growth over the market cycle.

Adequate water infrastructure in the developed countries continues to be an issue with population growth, industrial evolution and climate change further increasing the need for investments, with current crisis only further emphasizing the need for clean water. We have begun to see developed nations like the United States make the very necessary investments. In developing regions, the attractive investment opportunity is anchored in the lack of adequate water infrastructure combined with rising living standards and growing income levels. For these nations to continue to progress, we believe that significant infrastructure investments are required. Given economic slowdown and low to negative interest rates globally, the prospects for infrastructure stimulus are increasingly attractive, with the US already proposing a $2tn bill. In Europe, we have seen environmental action a focus of its recovery plan, with water an area of focus. Water quality is also under growing scrutiny, with emerging contaminants on the rise. The negative health consequences and moral and legal responsibility to deliver water of sufficient quality is driving up the demand for enhanced water monitoring and treatment solutions. The global pandemic emphasizes this need given the need for clean water to combat the spread of COVID-19.

In order to capitalize on these opportunities, we invest in companies that offer solutions to growing water scarcity issues. These companies stand to benefit from the required investments in water infrastructure and resource management solutions. We seek to invest, under normal circumstances, at least 80% of the Fund’s net assets in equities that are substantially engaged in water-related activities. We target investments with the most attractive combination of alignment to the United Nation Sustainable Development Goals (“SDGs”) related to water resource management and clean water access, and high-quality companies with significant exposure to the water end markets. We believe this combination offers investors the most attractive and effective long-term exposure to the water theme.

Effective February 1, 2020, the Fund changed its name from “AllianzGI Global Water Fund” to “AllianzGI Water Fund”.

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Water Fund Class A	11.35%	10.35%	9.26%	5.98%
AllianzGI Water Fund Class A (adjusted)	5.22%	9.11%	8.65%	5.50%
AllianzGI Water Fund Class C	10.48%	9.51%	8.43%	5.17%
AllianzGI Water Fund Class C (adjusted)	9.48%	9.51%	8.43%	5.17%
AllianzGI Water Fund Class P	11.67%	10.64%	9.53%	6.24%
AllianzGI Water Fund Institutional Class	11.71%	10.65%	9.58%	6.30%
S&P Global Water Index	10.60%	12.15%	11.11%	7.90%
MSCI ACWI	10.44%	10.30%	8.55%	5.78%
Lipper Specialty/Miscellaneous Funds Average	12.17%	2.96%	8.14%	7.40%

† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 63 and 64 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 2.15% for Class C shares, 1.17% for Class P shares and 1.18% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2021. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.97% for Class C shares, 0.94% for Class P shares and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2020, as further revised or supplemented from time to time.

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AllianzGI Water Fund (formerly AllianzGI Global Water Fund) (cont’d)

Cumulative Returns Through September 30, 2020

Country /Location Allocation (as of
 September 30, 2020)

United States	54.6%

United Kingdom	12.6%

Switzerland	7.5%

France	6.6%

Netherlands	3.5%

Ireland	2.7%

Sweden	2.4%

Canada	2.1%

Other	3.0%

Cash & Equivalents — Net	5.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,249.50	$1,243.90	$1,251.20	$1,251.30

Expenses Paid During Period	$6.86	$11.05	$5.29	$5.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/20)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/20)	$1,018.90	$1,015.15	$1,020.30	$1,020.35

Expenses Paid During Period	$6.16	$9.92	$4.75	$4.70
For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 0.94% for Class P and 0.93% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations and corporations. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

“Cash & Equivalents—Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

Proxy Voting

The Funds’ Investment Manager has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors LLC’s website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-PORT

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-PORT for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-PORT, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s Statement of Additional Information. The Investment Manager will post each Fund’s holdings information on the Fund’s website at us.allianzgi.com. Each Fund’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end. Portfolio holdings information for each Fund will remain accessible on its website until the Trust files its Form N-CSR, or Form N-PORT (for the last month of the Fund’s first or third fiscal quarters), with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of the portfolio holdings are subject to change without notice.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The

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Important Information (cont’d)

Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through September 30, 2020.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Credit ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality.

With respect to AllianzGI Core Plus Bond Fund, AllianzGI Green Bond Fund and AllianzGI Preferred Securities and Income Fund, the presentation of credit ratings information in this report use the highest available rating provided by S&P, Moody’s or Fitch to ensure the quality of the portfolios.

With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund, AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

Except for the methodologies described above for AllianzGI Green Bond Fund, securities not rated by Moody’s or S&P, or securities that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return tables and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI Multi Asset Income Strategic Benchmark	The AllianzGI Multi Asset Income Strategic Benchmark represents the performance of a custom blended index developed by the Manager, it is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays U.S. Aggregate Bond Index	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index	The Bloomberg Barclays U.S. Credit Index is the credit component of the U.S. Government/Credit Index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays U.S. Government Bond Index	The Bloomberg Barclays U.S. Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index is the 1-3 Year component of the U.S. Government/Credit Index. The Government Index includes treasuries and agencies. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays US Treasury US TIPS Index	The Bloomberg Barclays U.S. Treasury U.S. TIPS Index consists of Inflation-Protection securities issued by the U.S. Treasury.

Bloomberg Barclays U.S. Universal Bond Index	The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Dow Jones Sustainability World Total Return Composite Net Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA US Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

ICE BofA 3-Month U.S. Treasury Bill Index	The ICE BofA 3-Month U.S. Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

ICE BofA US Convertibles Index	The ICE BofA US Convertible Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

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Benchmark Descriptions (cont’d)

Index	Description

ICE BofA Fixed Rate Preferred Securities Index	The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.

ICE BofA Green Bond Index	The ICE BofA Green Bond Index tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes.

ICE BofA High Yield Master II Index	The ICE BofA High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

ICE BofA US Treasury Bill Index	The ICE BofA US Treasury Bill Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market.

MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid-cap representation across the Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small-Cap Index	The MSCI Emerging Markets Small-Cap Index includes small cap representation across Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding real estate investment trusts (“REITs”)) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

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Benchmark Descriptions (cont’d)

Index	Description
Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market.

S&P 500 Financials Index	The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P Global Water Index	The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Inter-Bank Offered Rate) Index is the average interest rate at which leading banks in London borrow U.S. dollar funds from one another with a maturity of one day (overnight).

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Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Equity Fund

	Shares	Value

Common Stock—97.8%

Argentina—0.2%
MercadoLibre, Inc. (e)	107	$115,825

Australia—1.3%
Atlassian Corp. PLC, Class A (e)	821	149,249
Austal Ltd.	34,365	81,164
BHP Group Ltd.	7,603	196,413
CSL Ltd.	1,004	207,393
Fortescue Metals Group Ltd.	12,426	145,981
Rio Tinto Ltd.	2,068	141,247

		921,447

Austria—0.5%
ams AG (e)	4,890	110,550
BAWAG Group AG (a)(e)	1,747	63,162
EVN AG	2,503	41,763
OMV AG (e)	1,285	35,159
Raiffeisen Bank International AG (e)	4,081	62,464
Wienerberger AG (e)	2,885	76,242

		389,340

Belgium—0.4%
Ageas S.A.	2,604	106,554
Bekaert S.A. (e)	2,423	50,478
Euronav NV	3,400	30,105
UCB S.A.	1,076	122,205

		309,342

Brazil—0.5%
Banco do Brasil S.A.	11,900	62,764
Engie Brasil Energia S.A.	6,400	45,984
Iochpe Maxion S.A.	23,400	57,084
Vale S.A.	10,300	108,413
WEG S.A.	7,400	86,572

		360,817

Canada—3.0%
B2Gold Corp.	21,868	142,387
Canadian Tire Corp., Ltd., Class A	1,248	125,705
Cascades, Inc.	6,353	80,346
Cogeco Communications, Inc.	1,522	124,807
DREAM Unlimited Corp.	5,331	77,870
Exchange Income Corp.	3,720	84,846
Franco-Nevada Corp.	798	111,512
Genworth MI Canada, Inc.	1,532	39,728
George Weston Ltd.	2,213	162,724
IA Financial Corp., Inc.	2,386	83,054
Loblaw Cos., Ltd.	2,120	111,019
Lundin Mining Corp.	19,374	108,106
Manulife Financial Corp.	11,060	153,829
Mullen Group Ltd.	13,852	93,730
Open Text Corp.	2,495	105,455
Power Corp. of Canada	8,017	157,083
Shopify, Inc., Class A (e)	283	289,406
Sun Life Financial, Inc.	3,040	123,879

		2,175,486

Chile—0.1%
Engie Energia Chile S.A.	41,267	51,330

China—5.4%
Alibaba Group Holding Ltd. ADR (e)	3,004	883,116
Bank of China Ltd., Class H	384,000	119,432
BOC Aviation Ltd. (a)	13,700	93,874
China Conch Venture Holdings Ltd.	23,500	109,324
China Construction Bank Corp., Class H	312,188	202,851
China Life Insurance Co., Ltd., Class H	39,000	88,412

	Shares	Value
China Lumena New Materials Corp. (c)(d)(e)	1,505	$—	†
China Minsheng Banking Corp., Ltd., Class H	97,500	51,231
China Mobile Ltd.	29,000	186,159
China Telecom Corp., Ltd., Class H	210,000	63,094
CITIC Ltd.	75,000	55,611
Country Garden Holdings Co., Ltd.	62,000	76,770
Country Garden Services Holdings Co., Ltd.	26,597	172,733
CSPC Pharmaceutical Group Ltd.	67,200	131,178
Industrial & Commercial Bank of China Ltd., Class H	276,000	143,767
JD.com, Inc. ADR (e)	3,057	237,254
Lee & Man Paper Manufacturing Ltd.	94,000	68,396
Lenovo Group Ltd.	150,000	99,174
NetEase, Inc. ADR	434	197,327
Postal Savings Bank of China Co., Ltd., Class H (a)	121,000	50,973
Shenzhen International Holdings Ltd.	33,000	52,650
Tencent Holdings Ltd.	11,219	757,769
Yuexiu Transport Infrastructure Ltd.	82,000	47,812

		3,888,907

Colombia—0.2%
Bancolombia S.A.	6,990	44,348
Corp. Financiera Colombiana S.A. (e)	10,343	71,890

		116,238

Denmark—0.3%
Carlsberg AS, Class B	1,238	166,786
D/S Norden A/S	3,474	56,460

		223,246

Finland—0.2%
Elisa Oyj	1,668	98,064
TietoEVRY Oyj (e)	1,390	38,430

		136,494

France—3.6%
Amundi S.A. (a)	1,408	99,242
AXA S.A.	10,130	187,486
BNP Paribas S.A.	2,969	107,402
Bouygues S.A.	5,057	174,751
CNP Assurances	8,712	109,259
Coface S.A. (e)	7,975	55,783
Credit Agricole S.A. (e)	7,123	62,147
Klepierre S.A. REIT	4,999	69,976
L’Oreal S.A.	612	199,162
LVMH Moet Hennessy Louis Vuitton SE	602	281,676
Orange S.A.	10,755	112,019
Peugeot S.A.	4,631	83,981
Publicis Groupe S.A.	1,899	61,205
Sanofi	2,579	258,446
Schneider Electric SE	1,605	199,500
Teleperformance	529	163,092
TOTAL SE	5,199	178,547
Vinci S.A.	2,204	184,159

		2,587,833

Germany—2.0%
Bayer AG	3,524	217,409
Bayerische Motoren Werke AG	2,051	148,856
Cewe Stiftung & Co. KGAA	483	52,948
Daimler AG	2,982	160,864
Deutsche Boerse AG	816	143,061
Deutsche Lufthansa AG (e)	6,030	52,230

	Shares	Value
DWS Group GmbH & Co. KGaA (a)(e)	1,912	$65,895
HeidelbergCement AG	2,048	125,145
Hornbach Holding AG & Co. KGaA	745	86,998
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	668	169,817
Nordex SE (e)	3,589	46,356
TeamViewer AG (a)(e)	1,171	57,754
United Internet AG	1,704	65,166
Varta AG (e)	461	64,330

		1,456,829

Greece—0.2%
Hellenic Telecommunications Organization S.A.	6,887	99,188
National Bank of Greece S.A. (e)	38,607	48,379

		147,567

Hong Kong—0.7%
CK Hutchison Holdings Ltd.	18,500	112,105
Kerry Properties Ltd.	18,257	46,954
Sino Land Co., Ltd.	42,000	49,170
Sun Hung Kai Properties Ltd.	6,500	83,762
United Laboratories International Holdings Ltd.	52,000	53,780
Vinda International Holdings Ltd.	18,000	59,303
Wharf Holdings Ltd.	43,000	86,240

		491,314

Hungary—0.2%
OTP Bank Nyrt (e)	2,846	85,661
Richter Gedeon Nyrt	3,577	75,504

		161,165

Indonesia—0.1%
Indofood CBP Sukses Makmur Tbk PT	79,700	54,022
Media Nusantara Citra Tbk PT (e)	1,061,100	51,592

		105,614

Ireland—0.7%
Horizon Therapeutics PLC (e)	1,363	105,878
Medtronic PLC	2,578	267,905
STERIS PLC	810	142,714

		516,497

Israel—0.2%
Alony Hetz Properties & Investments Ltd.	4,514	44,362
Formula Systems 1985 Ltd.	859	72,751

		117,113

Italy—1.0%
Assicurazioni Generali SpA	9,323	131,402
Enel SpA	24,680	214,121
Intesa Sanpaolo SpA (e)	98,412	185,154
Telecom Italia SpA	275,478	110,808
Unipol Gruppo SpA	10,703	46,772

		688,257

Japan—6.3%
Chubu Electric Power Co., Inc.	7,000	85,144
Chugai Pharmaceutical Co., Ltd.	2,700	121,164
ENEOS Holdings, Inc.	28,500	101,684
Hitachi Ltd.	4,400	148,982
Honda Motor Co., Ltd.	6,800	161,481
ITOCHU Corp.	5,723	146,542

68	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Shares	Value
Japan Post Holdings Co., Ltd.	15,200	$103,650
Japan Post Insurance Co., Ltd.	7,200	113,366
Kajima Corp.	6,700	80,723
KDDI Corp.	5,700	143,364
Keyence Corp.	400	186,992
Konica Minolta, Inc.	21,400	60,697
Mitsubishi Corp.	9,500	227,386
Mitsubishi UFJ Financial Group, Inc.	39,900	159,236
Mitsubishi UFJ Lease & Finance Co., Ltd.	15,100	70,160
Mitsui & Co., Ltd.	6,000	103,097
Murata Manufacturing Co., Ltd.	2,300	149,562
Nintendo Co., Ltd.	300	170,007
Nippon Telegraph & Telephone Corp.	5,796	118,335
NTT DOCOMO, Inc.	5,000	183,731
Obayashi Corp.	12,400	113,203
Ricoh Co., Ltd.	13,800	93,153
Seven & i Holdings Co., Ltd.	4,300	133,601
Softbank Corp.	9,800	109,508
Sony Corp.	2,900	222,262
Sumitomo Corp.	11,900	143,448
Sumitomo Mitsui Financial Group, Inc.	7,500	209,706
Sumitomo Rubber Industries Ltd.	8,100	75,242
Takeda Pharmaceutical Co., Ltd.	5,800	207,309
Tokyo Electron Ltd.	700	182,878
Toyota Motor Corp.	4,249	282,006
Tsuruha Holdings, Inc.	800	113,414

		4,521,033

Korea (Republic of)—2.6%
CJ CheilJedang Corp.	148	49,955
CJ Corp.	733	50,899
Daelim Industrial Co., Ltd.	1,493	98,677
Doosan Bobcat, Inc.	2,470	57,017
GS Holdings Corp.	2,924	77,416
Hana Financial Group, Inc.	2,341	56,238
KB Financial Group, Inc.	2,935	94,507
Kia Motors Corp.	2,740	109,879
LG Innotek Co., Ltd.	287	37,875
NCSoft Corp.	191	131,624
POSCO	563	94,254
Posco International Corp.	4,260	48,645
Samsung Card Co., Ltd.	3,356	81,026
Samsung Electronics Co., Ltd.	8,787	436,223
Shinhan Financial Group Co., Ltd.	4,322	101,397
SK Hynix, Inc.	2,283	163,652
SK Telecom Co., Ltd.	496	100,827
Woori Financial Group, Inc.	14,476	105,850

		1,895,961

Malaysia—0.1%
MBM Resources BHD	58,300	44,658
TIME dotCom Bhd.	20,300	58,667

		103,325

Mexico—0.4%
Alfa S.A.B de C.V., Class A	102,800	63,740
Alpek S.A.B de C.V.	71,100	49,519
Grupo Financiero Banorte S.A.B de C.V., Class O (e)	23,500	81,432
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (a)	48,600	59,696

		254,387

Netherlands—1.9%
Aegon NV	24,193	62,619
AerCap Holdings NV (e)	1,600	40,304
Airbus SE (e)	1,714	124,309
ASM International NV	878	125,855
ASML Holding NV	799	295,129

	Shares	Value
ASR Nederland NV	2,124	$71,437
Koninklijke Ahold Delhaize NV	7,939	234,660
NN Group NV	2,951	110,615
Signify NV (a)(e)	2,144	79,300
VEON Ltd. ADR	34,805	43,854
Wolters Kluwer NV	1,958	167,022

		1,355,104

New Zealand—0.5%
a2 Milk Co., Ltd. (e)	10,023	102,009
Fisher & Paykel Healthcare Corp. Ltd.	5,850	129,112
Meridian Energy Ltd.	50,073	164,684

		395,805

Norway—0.6%
Avance Gas Holding Ltd. (a)	24,696	66,606
Frontline Ltd.	5,471	36,025
Orkla ASA	11,148	112,511
Sparebanken Vest	9,012	60,693
TGS NOPEC Geophysical Co ASA	4,285	52,294
Yara International ASA	2,948	113,438

		441,567

Poland—0.1%
TEN Square Games S.A.	708	105,334

Portugal—0.1%
Jeronimo Martins SGPS S.A.	5,630	90,532

Singapore—0.1%
China Aviation Oil Singapore Corp. Ltd.	65,800	45,119
Yangzijiang Shipbuilding Holdings Ltd.	76,100	55,590

		100,709

South Africa—0.9%
Anglo American Platinum Ltd.	1,521	105,306
Astral Foods Ltd.	5,607	43,976
Gold Fields Ltd.	10,899	133,334
Impala Platinum Holdings Ltd.	11,402	99,069
MTN Group Ltd.	24,220	81,261
Nedbank Group Ltd.	9,694	58,009
Old Mutual Ltd.	107,534	66,283
Sibanye Stillwater Ltd.	26,311	73,023

		660,261

Spain—1.1%
Banco Santander S.A.	58,213	108,582
Iberdrola S.A.	18,196	223,967
Mapfre S.A.	66,157	103,791
Mediaset Espana Comunicacion S.A. (e)	11,704	43,346
Neinor Homes S.A. (a)(e)	5,167	66,057
Repsol S.A.	11,067	74,764
Telefonica S.A.	41,004	140,462

		760,969

Sweden—1.0%
Arjo AB, Class B	7,081	43,842
Atlas Copco AB, Class A	3,167	150,998
Essity AB, Class B (e)	3,796	128,158
L E Lundbergforetagen AB, Class B (e)	2,961	146,300
Saab AB, Class B (e)	4,139	121,697
Skanska AB, Class B (e)	5,833	123,185

		714,180

Switzerland—2.5%
Allreal Holding AG (e)	206	44,383
LafargeHolcim Ltd. (e)	2,512	114,345
Nestle S.A.	2,266	269,681
Novartis AG	3,790	329,064
Roche Holding AG	1,332	456,264
Sonova Holding AG (e)	681	172,576

	Shares	Value
Swiss Life Holding AG	452	$171,033
UBS Group AG	20,084	224,397
VAT Group AG (a)(e)	184	35,099

		1,816,842

Taiwan—2.8%
Asia Cement Corp.	68,000	97,978
Cathay Financial Holding Co., Ltd.	81,000	108,437
Compal Electronics, Inc.	127,000	83,992
Fubon Financial Holding Co., Ltd.	78,000	113,499
Fulgent Sun International Holding Co., Ltd.	26,000	98,344
Hon Hai Precision Industry Co., Ltd.	75,001	201,641
Pegatron Corp.	49,000	108,800
Pou Chen Corp.	45,000	40,873
Powertech Technology, Inc.	31,000	93,225
Realtek Semiconductor Corp.	10,000	128,183
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,741	465,423
United Microelectronics Corp. ADR	39,814	190,709
Wistron Corp.	73,000	75,706
Yuanta Financial Holding Co., Ltd.	366,080	226,652

		2,033,462

Thailand—0.1%
Gulf Energy Development PCL (c)(d)	53,600	51,727
Thanachart Capital PCL (c)(d)	42,700	39,301

		91,028

Turkey—0.3%
Turkcell Iletisim Hizmetleri AS	60,084	117,114
Turkiye Garanti Bankasi AS (e)	59,989	54,830
Turkiye Sinai Kalkinma Bankasi AS (e)	326,331	46,893

		218,837

United Arab Emirates—0.1%
Emaar Properties PJSC (e)	76,276	58,579

United Kingdom—2.9%
Airtel Africa PLC (a)	52,569	39,471
Anglo American PLC	8,115	196,331
Aviva PLC	19,019	70,365
BAE Systems PLC	25,906	160,889
Barratt Developments PLC	15,383	94,340
Bovis Homes Group PLC	5,238	38,386
BT Group PLC	100,798	127,673
Diversified Gas & Oil PLC	40,496	54,823
IHS Markit Ltd.	1,563	122,711
J Sainsbury PLC	63,451	156,225
JD Sports Fashion PLC	16,833	175,713
Keller Group PLC	9,382	73,726
Legal & General Group PLC	38,065	92,858
M&G PLC	29,638	60,919
Micro Focus International PLC (e)	15,904	50,559
Mitchells & Butlers PLC (e)	27,725	48,351
Rio Tinto PLC	3,452	207,715
Royal Dutch Shell PLC, Class A	5,903	74,432
Royal Dutch Shell PLC, Class B	6,211	75,321
Vodafone Group PLC	125,459	166,287

		2,087,095

United States—52.6%
3M Co.,	1,285	205,831
Abbott Laboratories	2,859	311,145
AbbVie, Inc.	4,500	394,155
ACCO Brands Corp.	14,730	85,434
Activision Blizzard, Inc.	3,134	253,697
Adobe, Inc. (e)	848	415,885

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	69

Schedule of Investments

September 30, 2020

	Shares	Value
ADT, Inc.	18,423	$150,516
AES Corp.	3,678	66,609
Aflac, Inc.	4,477	162,739
AGNC Investment Corp. REIT	14,911	207,412
Air Lease Corp.	2,305	67,813
Air Products and Chemicals, Inc.	677	201,651
Akamai Technologies, Inc. (e)	1,741	192,450
Allstate Corp.	2,631	247,682
Ally Financial, Inc.	3,951	99,052
Alphabet, Inc., Class A (e)	448	656,589
Alphabet, Inc., Class C (e)	446	655,442
Amazon.com, Inc. (e)	496	1,561,770
American Equity Investment Life Holding Co.	3,290	72,347
American Financial Group, Inc.	1,741	116,612
Ameriprise Financial, Inc.	804	123,904
Amgen, Inc.	991	251,873
Analog Devices, Inc.	1,748	204,062
Anthem, Inc.	958	257,309
Apple, Inc.	23,315	2,700,110
Applied Materials, Inc.	3,415	203,022
AT&T, Inc.	12,576	358,542
Bank of America Corp.	12,548	302,281
Best Buy Co., Inc.	1,909	212,453
Biogen, Inc. (e)	741	210,207
Bloom Energy Corp., Class A (e)	4,516	81,153
Booz Allen Hamilton Holding Corp.	1,490	123,640
Bristol-Myers Squibb Co.	6,773	408,344
Broadcom, Inc.	818	298,014
Cadence Design Systems, Inc. (e)	2,189	233,413
Cardinal Health, Inc.	4,357	204,561
Carrier Global Corp.	6,814	208,100
Centene Corp. (e)	4,039	235,595
CenturyLink, Inc.	19,502	196,775
Chevron Corp.	3,145	226,440
Cigna Corp.	1,320	223,621
Cisco Systems, Inc.	6,867	270,491
Citigroup, Inc.	4,191	180,674
Citizens Financial Group, Inc.	2,720	68,762
Citrix Systems, Inc.	1,204	165,803
CNA Financial Corp.	3,124	93,689
Computer Programs & Systems, Inc.	3,935	108,645
Conagra Brands, Inc.	2,616	93,417
Costco Wholesale Corp.	838	297,490
CVS Health Corp.	5,204	303,914
Danaher Corp.	1,202	258,827
DaVita, Inc. (e)	1,736	148,688
Delta Air Lines, Inc.	3,151	96,358
DexCom, Inc. (e)	480	197,870
Diamond S Shipping, Inc. (e)	4,775	32,804
Dollar General Corp.	1,185	248,400
Dover Corp.	1,452	157,310
DR Horton, Inc.	2,609	197,319
Dropbox, Inc., Class A (e)	4,031	77,637
Duke Energy Corp.	2,570	227,599
Eastman Chemical Co.	1,339	104,603
eBay, Inc.	3,154	164,323
Edwards Lifesciences Corp. (e)	2,777	221,660
Electronic Arts, Inc. (e)	1,224	159,622
Eli Lilly and Co.	2,073	306,845
Equinix, Inc. REIT	237	180,151
Exxon Mobil Corp.	6,471	222,149
Facebook, Inc., Class A (e)	1,805	472,729
Fidelity National Information Services, Inc.	832	122,479
Fortinet, Inc. (e)	1,403	165,287
FTI Consulting, Inc. (e)	682	72,272
General Motors Co.	6,996	207,012
H&E Equipment Services, Inc.	2,222	43,685
Hartford Financial Services Group, Inc.	5,764	212,461
Herc Holdings, Inc. (e)	1,435	56,840

	Shares	Value
Hewlett Packard Enterprise Co.	10,968	$102,770
Honeywell International, Inc.	1,690	278,191
HP, Inc.	11,441	217,265
Humana, Inc.	464	192,045
Intel Corp.	7,136	369,502
InterDigital, Inc.	1,788	102,023
Johnson & Johnson	3,287	489,369
Johnson Controls International PLC	4,636	189,381
JPMorgan Chase & Co.	4,023	387,294
Kimberly-Clark Corp.	1,482	218,832
Kinder Morgan, Inc.	11,397	140,525
KLA Corp.	688	133,293
Kroger Co.	8,012	271,687
L3Harris Technologies, Inc.	1,682	285,671
Lam Research Corp.	620	205,685
Leidos Holdings, Inc.	2,135	190,335
Lowe’s Cos., Inc.	2,390	396,405
LyondellBasell Industries NV, Class A	1,607	113,277
MarketAxess Holdings, Inc.	210	101,134
Masco Corp.	1,392	76,741
Mastercard, Inc., Class A	811	274,256
McDonald’s Corp.	1,060	232,659
McGrath RentCorp	1,880	112,029
Merck & Co., Inc.	3,583	297,210
Methode Electronics, Inc.	2,265	64,553
MetLife, Inc.	5,381	200,012
Micron Technology, Inc. (e)	3,900	183,144
Microsoft Corp.	9,089	1,911,689
Molson Coors Brewing Co., Class B	1,530	51,347
Mondelez International, Inc., Class A	4,543	260,995
Morgan Stanley	4,546	219,799
MSCI, Inc.	470	167,687
MYR Group, Inc. (e)	1,808	67,221
Nasdaq, Inc.	918	112,648
Newell Brands, Inc.	8,058	138,275
Newmont Corp.	3,240	205,578
NIKE, Inc., Class B	2,396	300,794
NVIDIA Corp.	1,356	733,894
O’Reilly Automotive, Inc. (e)	430	198,264
OneMain Holdings, Inc.	2,702	84,438
Oracle Corp.	3,621	216,174
Otis Worldwide Corp.	3,360	209,731
PayPal Holdings, Inc. (e)	1,809	356,427
Pfizer, Inc.	8,139	298,701
Phillips 66	1,587	82,270
Photronics, Inc. (e)	8,350	83,166
Popular, Inc.	2,059	74,680
Procter & Gamble Co.	3,539	491,886
Progressive Corp.	1,733	164,063
Prudential Financial, Inc.	2,694	171,123
Qorvo, Inc. (e)	1,626	209,770
QUALCOMM, Inc.	2,471	290,787
Regeneron Pharmaceuticals, Inc. (e)	313	175,211
Reinsurance Group of America, Inc.	1,376	130,981
Renewable Energy Group, Inc. (e)	4,511	240,978
ScanSource, Inc. (e)	2,196	43,547
Schweitzer-Mauduit International, Inc.	1,706	51,845
Sherwin-Williams Co.,	299	208,325
Skyworks Solutions, Inc.	1,168	169,944
Star Group L.P.	11,860	115,635
Starbucks Corp.	2,438	209,473
State Street Corp.	2,723	161,556
Steel Dynamics, Inc.	5,451	156,062
Stryker Corp.	1,085	226,081
Sykes Enterprises, Inc. (e)	2,435	83,301
Synchrony Financial	4,729	123,758
Synopsys, Inc. (e)	1,047	224,037
Target Corp.	1,742	274,226

	Shares	Value
TD Ameritrade Holding Corp.	3,300	$129,195
Teradyne, Inc.	1,666	132,380
Thermo Fisher Scientific, Inc.	726	320,544
Tyson Foods, Inc., Class A	2,275	135,317
UnitedHealth Group, Inc.	1,315	409,978
Unum Group	4,414	74,288
Veeva Systems, Inc., Class A (e)	1,041	292,719
Verizon Communications, Inc.	7,472	444,509
Vertex Pharmaceuticals, Inc. (e)	899	244,636
Visa, Inc., Class A	1,664	332,750
Vistra Corp.	5,184	97,770
Walgreens Boots Alliance, Inc.	2,071	74,390
Walmart, Inc.	2,410	337,183
WestRock Co.	4,042	140,419

		38,013,798

Total Common Stock (cost—$63,535,067)		70,679,469

Preferred Stock—0.9%

Brazil—0.4%
Banco Bradesco S.A.	26,700	92,282
Cia de Saneamento do Parana	60,000	54,381
Cia Energetica de Minas Gerais	20,672	37,178
Cia Paranaense de Energia	4,500	49,689
Petroleo Brasileiro S.A.	24,900	86,948

		320,478

Chile—0.1%
Embotelladora Andina S.A., Class B	22,603	49,953

Germany—0.4%
Porsche Automobil Holding SE	2,187	130,109
Volkswagen AG (e)	781	125,671

		255,780

Total Preferred Stock (cost—$725,405)		626,211

	Principal Amount (000s)

Repurchase Agreements—0.3%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $231,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $235,682 including accrued interest
(cost—$231,000)	$231	231,000

Total Investments (cost—$64,491,472) (b)—99.0%		71,536,680

Other assets less liabilities (f)—1.0%		730,807

Net Assets—100.0%		$72,267,487

70	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $777,129, representing 1.1% of net assets.

(b) Securities with an aggregate value of $26,561,575, representing 36.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $91,028, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2020:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2020	Unrealized Appreciation (Depreciation)
Sold:
1,800 Hong Kong Dollar settling 10/5/20	State Street Bank	$232	$232	$—

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	6.9%
Insurance	5.7%
Technology Hardware, Storage & Peripherals	5.5%
Pharmaceuticals	5.4%
Software	5.2%
Banks	4.9%
Internet & Direct Marketing Retail	4.1%
Interactive Media & Services	3.5%
Metals & Mining	3.1%
IT Services	2.9%
Diversified Telecommunication Services	2.8%
Food & Staples Retailing	2.7%
Healthcare Providers & Services	2.7%
Healthcare Equipment & Supplies	2.7%
Oil, Gas & Consumable Fuels	2.6%
Capital Markets	2.1%
Biotechnology	2.1%
Automobiles	1.9%
Wireless Telecommunication Services	1.6%
Food Products	1.5%
Specialty Retail	1.5%
Construction & Engineering	1.4%
Entertainment	1.4%
Trading Companies & Distributors	1.3%
Electric Utilities	1.3%
Household Products	1.2%
Electronic Equipment, Instruments & Components	1.2%
Chemicals	1.1%
Aerospace & Defense	1.1%
Industrial Conglomerates	1.1%
Household Durables	1.0%
Diversified Financial Services	1.0%
Machinery	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Multi-Line Retail	0.9%
Commercial Services & Supplies	0.8%
Electrical Equipment	0.8%
Professional Services	0.7%
Hotels, Restaurants & Leisure	0.7%
Building Products	0.7%
Independent Power Producers & Energy Traders	0.6%

Construction Materials	0.6%
Healthcare Technology	0.6%
Consumer Finance	0.5%
Communications Equipment	0.5%
Real Estate Management & Development	0.5%
Life Sciences Tools & Services	0.4%
Equity Real Estate Investment Trusts (REITs)	0.4%
Media	0.4%
Airlines	0.3%
Containers & Packaging	0.3%
Beverages	0.3%
Real Estate	0.3%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Personal Products	0.3%
Paper & Forest Products	0.2%
Gas Utilities	0.2%
Transportation Infrastructure	0.1%
Road & Rail	0.1%
Auto Components	0.1%
Marine	0.1%
Water Utilities	0.1%
Energy Equipment & Services	0.1%
Food & Beverage	0.1%
Distributors	0.1%
Thrifts & Mortgage Finance	0.1%
Repurchase Agreements	0.3%
Other assets less liabilities	1.0%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	71

Schedule of Investments

September 30, 2020

AllianzGI Convertible Fund

	Principal Amount (000s)	Value

Convertible Bonds & Notes—82.8%

Airlines—1.6%
American Airlines Group, Inc.,
6.50%, 7/1/25	$3,690	$3,420,169
Southwest Airlines Co.,
1.25%, 5/1/25	21,945	28,747,950

		32,168,119

Auto Manufacturers—4.9%
Tesla, Inc.,
1.25%, 3/1/21	2,855	17,001,726
2.00%, 5/15/24	11,470	79,314,831

		96,316,557

Banks—1.7%
BofA Finance LLC,
0.125%, 9/1/22	13,040	14,819,960
JPMorgan Chase Bank N.A. (a)(b),
0.125%, 1/1/23	15,465	19,650,216

		34,470,176

Biotechnology—3.1%
Exact Sciences Corp.,
0.375%, 3/15/27	15,305	17,989,335
Halozyme Therapeutics, Inc. (a)(b),
1.25%, 12/1/24	8,960	11,496,800
Insmed, Inc.,
1.75%, 1/15/25	13,470	14,685,243
Livongo Health, Inc. (a)(b),
0.875%, 6/1/25	2,240	4,398,800
NeoGenomics, Inc.,
1.25%, 5/1/25	10,360	13,000,327

		61,570,505

Capital Markets—0.8%
Colony Capital Operating Co. LLC (a)(b),
5.75%, 7/15/25	10,690	15,812,952

Commercial Services—3.2%
Chegg, Inc. (a)(b),
zero coupon, 9/1/26	26,640	26,679,960
Square, Inc.,
0.125%, 3/1/25 (a)(b)	12,520	19,087,509
0.50%, 5/15/23	8,030	17,415,550

		63,183,019

Computers—2.0%
Lumentum Holdings, Inc. (a)(b),
0.50%, 12/15/26	15,730	16,780,889
Varonis Systems, Inc. (a)(b),
1.25%, 8/15/25	6,830	9,748,532
Zscaler, Inc. (a)(b),
0.125%, 7/1/25	10,175	12,058,401

		38,587,822

Diversified Financial Services—1.9%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.,
zero coupon, 8/15/23	9,935	10,359,369
LendingTree, Inc. (a)(b),
0.50%, 7/15/25	12,080	11,816,191
PRA Group, Inc.,
3.50%, 6/1/23	13,335	14,682,795

		36,858,355

Electronics—0.7%
II-VI, Inc.,
0.25%, 9/1/22	11,645	13,144,294

Energy-Alternate Sources—2.5%
Canadian Solar, Inc. (a)(b),
2.50%, 10/1/25	12,200	14,269,443

	Principal Amount (000s)	Value
Enphase Energy, Inc. (a)(b),
0.25%, 3/1/25	$10,940	$14,016,977
Plug Power, Inc. (a)(b),
3.75%, 6/1/25	3,095	8,493,926
SolarEdge Technologies, Inc. (a)(b),
zero coupon, 9/15/25	11,000	12,655,695

		49,436,041

Entertainment—0.9%
Cinemark Holdings, Inc. (a)(b),
4.50%, 8/15/25	3,940	3,937,474
Penn National Gaming, Inc.,
2.75%, 5/15/26	4,495	14,448,976

		18,386,450

Equity Real Estate Investment Trusts (REITs)—0.5%
IIP Operating Partnership L.P. (a)(b),
3.75%, 2/21/24	5,185	10,231,346

Healthcare-Products—5.9%
Insulet Corp. (a)(b),
0.375%, 9/1/26	22,650	28,956,689
NanoString Technologies, Inc. (a)(b),
2.625%, 3/1/25	10,150	12,220,448
Natera, Inc. (a)(b),
2.25%, 5/1/27	9,995	20,413,579
Nevro Corp.,
1.75%, 6/1/21	1,395	2,090,422
2.75%, 4/1/25	7,690	11,922,377
Repligen Corp.,
0.375%, 7/15/24	15,130	21,597,717
Tandem Diabetes Care, Inc. (a)(b),
1.50%, 5/1/25	14,490	18,800,586

		116,001,818

Healthcare-Services—1.5%
Teladoc Health, Inc. (a)(b),
1.25%, 6/1/27	23,990	30,120,620

Home Builders—0.5%
Winnebago Industries, Inc. (a)(b),
1.50%, 4/1/25	8,735	9,488,876

Internet—12.7%
Booking Holdings, Inc. (a)(b),
0.75%, 5/1/25	12,375	15,951,239
Etsy, Inc.,
0.125%, 10/1/26 (b)(c)	3,520	5,546,200
0.125%, 9/1/27 (a)(b)	13,935	14,239,053
Farfetch Ltd. (a)(b),
3.75%, 5/1/27	5,170	9,473,052
Lyft, Inc. (a)(b),
1.50%, 5/15/25	5,980	6,249,100
Match Group Financeco 2, Inc. (a)(b),
0.875%, 6/15/26	16,415	23,518,857
Okta, Inc.,
0.125%, 9/1/25	8,080	10,680,524
0.375%, 6/15/26 (a)(b)	11,295	12,955,135
Palo Alto Networks, Inc.,
0.375%, 6/1/25 (a)(b)	18,365	19,536,154
0.75%, 7/1/23	7,085	8,004,572
Shopify, Inc.,
0.125%, 11/1/25	18,285	20,498,637
Snap, Inc.,
0.75%, 8/1/26	18,495	25,673,372
Wayfair, Inc. (a)(b),
0.625%, 10/1/25	29,760	30,420,285
Zendesk, Inc. (a)(b),
0.625%, 6/15/25	10,015	11,930,547

	Principal Amount (000s)	Value
Zillow Group, Inc.,
2.75%, 5/15/25	$21,065	$36,501,064

		251,177,791

Leisure—3.1%
Callaway Golf Co. (a)(b),
2.75%, 5/1/26	10,985	14,970,746
NCL Corp., Ltd. (a)(b),
5.375%, 8/1/25	5,970	7,018,780
6.00%, 5/15/24	10,920	16,027,969
Royal Caribbean Cruises Ltd. (a)(b),
4.25%, 6/15/23	18,950	22,208,159

		60,225,654

Machinery-Diversified—0.7%
Chart Industries, Inc. (a)(b),
1.00%, 11/15/24	9,605	13,360,324

Media—1.2%
Liberty Broadband Corp. (a)(b),
2.75%, 9/30/50	5,680	6,124,338
Liberty Media Corp.,
1.00%, 1/30/23	7,640	9,101,514
1.375%, 10/15/23	8,145	8,904,497

		24,130,349

Mining—0.5%
SSR Mining, Inc.,
2.50%, 4/1/39	7,500	10,050,000

Oil, Gas & Consumable Fuels—1.4%
EQT Corp. (a)(b),
1.75%, 5/1/26	15,755	18,034,707
Pioneer Natural Resources Co. (a)(b),
0.25%, 5/15/25	9,385	10,379,745

		28,414,452

Pharmaceuticals—3.2%
DexCom, Inc.,
0.25%, 11/15/25 (a)(b)	27,655	29,297,016
0.75%, 12/1/23	1,950	4,931,063
Pacira BioSciences, Inc. (a)(b),
0.75%, 8/1/25	14,960	16,200,691
Revance Therapeutics, Inc. (a)(b),
1.75%, 2/15/27	4,970	5,262,893
Sarepta Therapeutics, Inc.,
1.50%, 11/15/24	3,430	7,120,748

		62,812,411

Retail—2.9%
Burlington Stores, Inc. (a)(b),
2.25%, 4/15/25	12,820	15,339,441
Dick’s Sporting Goods, Inc. (a)(b),
3.25%, 4/15/25	7,360	13,513,237
National Vision Holdings, Inc. (a)(b),
2.50%, 5/15/25	7,210	10,274,250
RH,
zero coupon, 6/15/23	2,630	5,344,719
zero coupon, 9/15/24 (a)(b)	6,740	12,880,773

		57,352,420

Semiconductors—5.9%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	1,595	16,314,571
Cree, Inc.,
0.875%, 9/1/23	3,790	4,712,149
1.75%, 5/1/26 (a)(b)	5,325	8,177,203
Inphi Corp. (a)(b),
0.75%, 4/15/25	16,445	19,766,163
Microchip Technology, Inc.,
1.625%, 2/15/27	22,740	35,091,663

72	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
ON Semiconductor Corp.,
1.00%, 12/1/20	$8,325	$9,990,000
1.625%, 10/15/23	5,900	7,806,437
Synaptics, Inc.,
0.50%, 6/15/22	12,125	15,026,294

		116,884,480

Software—18.2%
Akamai Technologies, Inc.,
0.125%, 5/1/25	18,345	23,681,044
Atlassian, Inc.,
0.625%, 5/1/23	8,120	18,280,150
Bandwidth Inc, (a)(b),
0.25%, 3/1/26	5,150	10,310,485
Cerence, Inc. (a)(b),
3.00%, 6/1/25	5,170	7,974,029
Cloudflare, Inc. (a)(b),
0.75%, 5/15/25	9,730	13,148,664
Coupa Software, Inc. (a)(b),
0.375%, 6/15/26	20,580	24,348,713
Datadog, Inc. (a)(b),
0.125%, 6/15/25	11,800	15,635,000
DocuSign, Inc.,
0.50%, 9/15/23	5,060	15,301,946
Everbridge, Inc. (a)(b),
0.125%, 12/15/24	9,825	13,069,846
Five9, Inc. (a)(b),
0.50%, 6/1/25	13,325	16,169,705
HubSpot, Inc. (a)(b),
0.375%, 6/1/25	11,885	15,125,360
MongoDB, Inc. (a)(b),
0.25%, 1/15/26	16,105	21,074,668
Nuance Communications, Inc.,
1.25%, 4/1/25	8,890	15,791,307
Pegasystems, Inc. (a)(b),
0.75%, 3/1/25	12,895	14,750,574
RingCentral, Inc. (a)(b),
zero coupon, 3/1/25	30,970	33,137,900
Sea Ltd. (a)(b),
2.375%, 12/1/25	5,530	10,365,690
ServiceNow, Inc.,
zero coupon, 6/1/22	2,895	10,471,911
Splunk, Inc. (a)(b),
1.125%, 6/15/27	33,635	36,357,294
Twilio, Inc.,
0.25%, 6/1/23	3,870	13,498,261
Workday, Inc.,
0.25%, 10/1/22	9,775	15,062,713
Zynga, Inc.,
0.25%, 6/1/24	12,210	15,514,331

		359,069,591

Telecommunications—1.0%
GCI Liberty, Inc. (a)(b),
1.75%, 9/30/46	5,175	8,893,237
Nice Ltd. (a)(b),
zero coupon, 9/15/25	9,940	10,070,214

		18,963,451

Transportation—0.3%
CryoPort, Inc. (a)(b),
3.00%, 6/1/25	2,890	6,149,462

Total Convertible Bonds & Notes (cost—$1,319,404,332)		1,634,367,335

	Shares

Convertible Preferred Stock—15.8%

Auto Components—0.7%
Aptiv PLC, Ser. A,
5.50%, 6/15/23	118,045	13,388,664

	Shares	Value

Banks—2.2%
Bank of America Corp., Ser. L (d),
7.25%	15,640	$23,272,320
Wells Fargo & Co., Ser. L (d),
7.50%	14,835	19,909,312

		43,181,632

Diversified Financial Services—1.4%
2020 Mandatory Exchangeable Trust (a)(b),
6.50%, 5/16/23	10,385	13,812,050
KKR & Co., Inc., Ser. C,
6.00%, 9/15/23	263,030	13,677,560

		27,489,610

Electric Utilities—1.7%
NextEra Energy, Inc.,
5.279%, 3/1/23	629,345	29,377,825
6.219%, 9/1/23	90,550	4,323,762

		33,701,587

Electronics—1.0%
Fortive Corp., Ser. A,
5.00%, 7/1/21	19,940	18,670,619

Environmental Services—0.8%
GFL Environmental Inc.,
6.00%, 3/15/23	293,960	15,671,008

Hand/Machine Tools—0.9%
Stanley Black & Decker, Inc.,
5.25%, 11/15/22	181,790	18,342,611

Healthcare-Products—3.9%
Avantor, Inc., Ser. A,
6.25%, 5/15/22	252,630	18,376,306
Boston Scientific Corp., Ser. A,
5.50%, 6/1/23	126,805	14,185,675
Danaher Corp.,
4.75%, 4/15/22, Ser. A	25,930	38,268,791
5.00%, 4/15/23, Ser. B	5,260	6,719,966

		77,550,738

Semiconductors—2.2%
Broadcom, Inc., Ser. A,
8.00%, 9/30/22	34,850	43,449,237

Telecommunications—1.0%
2020 Cash Mandatory Exchangeable Trust (a)(b),
5.25%, 6/1/23	18,570	20,203,696

Total Convertible Preferred Stock (cost—$276,240,966)		311,649,402

	Principal Amount (000s)

Repurchase Agreements—1.2%

State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $23,684,000; collateralized by U.S. Treasury Notes, 0.25%—3.00%, due 9/30/25, valued at $24,157,712 including accrued interest

(cost—$23,684,000)	$23,684	23,684,000

Total Investments (cost—$1,619,329,298)—99.8%		1,969,700,737

Other assets less liabilities—0.2%		4,820,331

Net Assets—100.0%		$1,974,521,068

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $1,004,842,353, representing 50.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,010,388,553, representing 51.2% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2020.

(d) Perpetual maturity. The date shown, if any, is the next call date.

Glossary:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	73

Schedule of Investments

September 30, 2020

AllianzGI Core Plus Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—52.1%

Aerospace & Defense—2.7%
BAE Systems PLC (a)(b),
1.90%, 2/15/31	$200	$198,622
3.00%, 9/15/50	80	80,897
Boeing Co.,
5.705%, 5/1/40	222	258,953
Litton Industries, Inc.,
7.75%, 3/15/26	120	158,854
Lockheed Martin Corp.,
1.85%, 6/15/30	68	70,608
2.80%, 6/15/50	44	46,002
Northrop Grumman Corp.,
4.40%, 5/1/30	180	222,225
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	240	318,727

		1,354,888

Airlines—1.6%
Delta Air Lines, Inc. (a)(b),
4.50%, 10/20/25	174	178,676
7.00%, 5/1/25	175	192,396
Southwest Airlines Co.,
5.25%, 5/4/25	390	430,045

		801,117

Auto Manufacturers—0.1%
General Motors Financial Co., Inc., Ser. C, (converts to FRN on 9/30/30) (d)(e),
5.70%, 9/30/30	60	60,375

Banks—12.0%
Australia & New Zealand Banking Group Ltd., (converts to FRN on 7/22/25) (a)(b)(e),
2.95%, 7/22/30	227	235,241
Bank of Nova Scotia, (converts to FRN on 6/4/25) (d)(e),
4.90%, 6/4/25	125	129,871
Citigroup, Inc., (converts to FRN on 1/30/25) (d)(e),
4.70%, 1/30/25	172	166,658
Citizens Financial Group, Inc. (d)(e),
5.65%, 10/6/25 (converts to FRN on 10/6/25)	340	358,488
6.00%, 7/6/23, Ser. B (converts to FRN on 7/6/23)	75	72,421
Comerica, Inc., (converts to FRN on 10/1/25) (d)(e),
5.625%, 7/1/25	290	307,239
Credit Suisse Group AG, (converts to FRN on 8/21/26) (a)(b)(d)(e),
6.375%, 8/21/26	185	197,873
First Horizon Bank,
5.75%, 5/1/30	186	210,382
First Horizon National Corp.,
4.00%, 5/26/25	676	735,571
First Maryland Capital II, 3 mo. LIBOR + 0.850% (e),
1.101%, 2/1/27	243	225,383
Huntington Bancshares, Inc. (d)(e),
4.45%, 10/15/27 (converts to FRN on 10/15/27)	90	89,190
5.625%, 7/15/30 (converts to FRN on 10/15/30)	420	463,050
Huntington Capital Trust I, 3 mo. LIBOR + 0.700% (e),
0.961%, 2/1/27	107	98,333
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (e),
1.201%, 1/15/87	569	487,918
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (d)(e),
7.50%, 9/27/25	630	671,230

	Principal Amount (000s)	Value
Popular, Inc.,
6.125%, 9/14/23	$275	$291,127
Regions Financial Corp., Ser. D, (converts to FRN on 9/15/25) (d)(e),
5.75%, 6/15/25	340	363,800
State Street Corp., 3 mo. LIBOR + 1.000% (e),
1.25%, 6/1/77	350	294,856
Truist Financial Corp., Ser. Q, (converts to FRN on 9/1/30) (d)(e),
5.10%, 3/1/30	195	211,029
Wells Fargo & Co.,
5.95%, 12/1/86	85	110,912
Westpac Banking Corp., (converts to FRN on 2/4/25) (e),
2.894%, 2/4/30	335	345,880

		6,066,452

Beverages—0.2%
Anheuser-Busch Cos. LLC,
4.90%, 2/1/46	85	105,691

Biotechnology—0.4%
Gilead Sciences, Inc.,
2.60%, 10/1/40	195	195,009

Chemicals—0.3%
Air Products and Chemicals, Inc.,
2.80%, 5/15/50	123	129,886

Commercial Services—0.6%
Massachusetts Institute of Technology,
2.294%, 7/1/51	245	248,774
President & Fellows of Harvard College,
3.15%, 7/15/46	34	39,534

		288,308

Computers—1.0%
Leidos, Inc.,
3.625%, 5/15/25 (a)(b)	297	329,721
4.375%, 5/15/30 (a)(b)	92	107,765
7.125%, 7/1/32	44	56,894

		494,380

Diversified Financial Services—1.7%
AerCap Ireland Capital DAC,
3.15%, 2/15/24	175	173,665
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (d)(e),
5.50%, 10/30/27	135	128,899
Intercontinental Exchange, Inc.,
2.65%, 9/15/40	180	180,324
Synchrony Financial,
3.70%, 8/4/26	125	132,988
4.50%, 7/23/25	204	224,812

		840,688

Electric Utilities—6.4%
Berkshire Hathaway Energy Co. (a)(b),
4.25%, 10/15/50	101	126,467
Commonwealth Edison Co.,
5.90%, 3/15/36	135	194,589
Consolidated Edison Co. of New York, Inc., Ser. 06-E,
5.70%, 12/1/36	45	61,140
DTE Electric Co., Ser. A,
6.625%, 6/1/36	45	65,885
Duke Energy Indiana LLC,
3.75%, 5/15/46	55	64,499
Duke Energy Ohio, Inc.,
2.125%, 6/1/30	135	141,623
Edison International,
4.95%, 4/15/25	246	270,154

	Principal Amount (000s)	Value
Jersey Central Power & Light Co.,
6.15%, 6/1/37	$190	$257,675
National Rural Utilities Cooperative Finance Corp.,
1.35%, 3/15/31	150	149,357
Niagara Mohawk Power Corp. (a)(b),
1.96%, 6/27/30	375	385,538
Pacific Gas and Electric Co.,
3.75%, 2/15/24	384	401,125
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	60	66,031
3.60%, 6/1/29	136	152,748
4.15%, 4/15/25	165	181,884
Sempra Energy, (converts to FRN on 10/15/25) (d)(e),
4.875%, 10/15/25	145	149,173
Southern California Edison Co.,
1.845%, 2/1/22	15	15,005
3.70%, 8/1/25, Ser. E	250	278,353
3.90%, 12/1/41	56	58,267
Southern Co., Ser. B, (converts to FRN on 1/15/26) (e),
4.00%, 1/15/51	153	153,474
Toledo Edison Co.,
6.15%, 5/15/37	25	36,203

		3,209,190

Equity Real Estate Investment Trusts (REITs)—2.2%
American Tower Corp.,
1.875%, 10/15/30	280	277,206
Crown Castle International Corp.,
2.25%, 1/15/31	310	313,827
CyrusOne LP,
2.15%, 11/1/30	185	180,937
Equinix, Inc.,
1.00%, 9/15/25	345	342,179

		1,114,149

Healthcare-Services—0.2%
Universal Health Services, Inc. (a)(b),
2.65%, 10/15/30	111	110,051

Insurance—4.3%
Athene Global Funding (a)(b),
2.45%, 8/20/27	195	200,605
2.55%, 6/29/25	97	100,076
Belrose Funding Trust (a)(b),
2.33%, 8/15/30	187	185,847
Five Corners Funding Trust II (a)(b),
2.85%, 5/15/30	307	331,295
Lincoln National Corp., 3 mo. LIBOR + 2.358% (e),
2.638%, 5/17/66	445	320,400
Loews Corp.,
3.20%, 5/15/30	115	128,434
MetLife, Inc.,
9.25%, 4/8/68 (a)(b)	55	83,468
10.75%, 8/1/69	304	498,323
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	105	128,825
Northwestern Mutual Life Insurance Co. (a)(b),
3.85%, 9/30/47	170	193,669

		2,170,942

Internet—0.2%
Amazon.com, Inc.,
2.70%, 6/3/60	121	124,819

Lodging—1.9%
Marriott International, Inc.,
5.75%, 5/1/25	870	971,855

Media—3.1%
Charter Communications Operating LLC,
4.908%, 7/23/25	50	57,736

74	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
Comcast Corp.,
3.75%, 4/1/40	$181	$212,394
Time Warner Cable LLC,
4.50%, 9/15/42	115	124,823
6.55%, 5/1/37	45	59,835
Time Warner Entertainment Co., L.P.,
8.375%, 7/15/33	250	381,914
ViacomCBS, Inc.,
4.20%, 5/19/32	124	142,168
6.25%, 2/28/57 (converts to FRN on 2/28/27) (e)	302	332,115
Walt Disney Co.,
3.60%, 1/13/51	104	117,280
7.30%, 4/30/28	100	138,127

		1,566,392

Miscellaneous Manufacturing—0.5%
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (d)(e),
5.00%, 1/21/21	285	225,863

Oil, Gas & Consumable Fuels—2.3%
Aker BP ASA (a)(b),
2.875%, 1/15/26	105	104,088
Boston Gas Co. (a)(b),
3.15%, 8/1/27	204	230,799
BP Capital Markets PLC, (converts to FRN on 6/22/30) (d)(e),
4.875%, 3/22/30	248	265,477
Cenovus Energy, Inc.,
3.00%, 8/15/22	110	107,671
3.80%, 9/15/23	55	53,160
Hess Corp.,
7.125%, 3/15/33	87	104,802
NiSource, Inc.,
1.70%, 2/15/31	190	186,370
Noble Energy, Inc.,
5.25%, 11/15/43	60	79,284
6.00%, 3/1/41	35	48,852

		1,180,503

Pharmaceuticals—1.4%
Cigna Corp.,
4.80%, 8/15/38	115	142,927
CVS Health Corp.,
2.70%, 8/21/40	275	263,021
Johnson & Johnson,
2.45%, 9/1/60	180	180,484
Takeda Pharmaceutical Co., Ltd.,
3.175%, 7/9/50	100	102,779

		689,211

Pipelines—4.4%
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	125	173,929
Energy Transfer Operating L.P.,
2.90%, 5/15/25	252	253,361
4.75%, 1/15/26	295	314,796
6.50%, 2/1/42	110	115,196
7.125%, 5/15/30 (converts to FRN on 5/15/30) (d)(e)	1,116	883,035
Kinder Morgan Energy Partners L.P.,
7.50%, 11/15/40	30	40,535
Plains All American Pipeline L.P., Ser. B, (converts to FRN on 11/15/22) (d)(e),
6.125%, 11/15/22	667	423,979

		2,204,831

Semiconductors—2.2%
Broadcom Corp.,
3.875%, 1/15/27	405	448,969
Broadcom, Inc.,
4.15%, 11/15/30	235	263,344
4.70%, 4/15/25	350	396,324

		1,108,637

	Principal Amount (000s)	Value

Telecommunications—2.1%
AT&T, Inc.,
3.10%, 2/1/43	$181	$177,062
4.30%, 2/15/30	195	230,898
T-Mobile USA, Inc. (a)(b),
2.05%, 2/15/28	273	279,603
3.50%, 4/15/25	359	393,780

		1,081,343

Transportation—0.3%
Kansas City Southern,
3.50%, 5/1/50	110	114,065
4.20%, 11/15/69	50	53,499

		167,564

Total Corporate Bonds & Notes (cost—$25,652,870)		26,262,144

Asset-Backed Securities—21.8%
American Express Credit Account (e),
1 mo. LIBOR + 0.320%, 0.472%, 10/15/25 Series 2018-3, Class A	100	100,250
1 mo. LIBOR + 0.340%, 0.492%, 12/15/25 Series 2018-5, Class A	500	501,634
Bain Capital Credit CLO, 3 mo. LIBOR + 0.960%, Series 2018-1A, Class A1 (a)(b)(e),
1.216%, 4/23/31	80	78,772
CarMax Auto Owner Trust, Series 2020-1, Class A4,
2.03%, 6/16/25	585	608,418
Carmax Auto Owner Trust,
2.30%, 4/15/25 Series 2019-3, Class A4	30	31,376
2.60%, 6/16/25 Series 2019-3, Class C	400	415,931
Chesapeake Funding II LLC, Series 2019-2A, Class C (a)(b),
2.27%, 9/15/31	400	405,083
Citibank Credit Card Issuance Trust, 1 mo. LIBOR + 0.620%, Series 2017-A5, Class A5 (e),
0.776%, 4/22/26	715	720,485
CNH Equipment Trust, Series 2019-B, Class A3,
2.52%, 8/15/24	105	107,532
Discover Card Execution Note Trust, 1 mo. LIBOR + 0.360%, Series 2017-A7, Class A7 (e),
0.512%, 4/15/25	800	802,513
Dryden 68 CLO Ltd., 3 mo. USD-LIBOR + 1.310%, Series 2019-68A, Class A (a)(b)(e),
1.585%, 7/15/32	515	514,373
Ford Credit Auto Owner Trust (a)(b),
2.04%, 8/15/31 Series 2020-1, Class A	232	243,432
3.19%, 7/15/31 Series 2018-1, Class A	260	286,818
GM Financial Automobile Leasing Trust, Series 2019-3, Class C,
2.35%, 7/20/23	400	407,636
GM Financial Consumer Automobile Receivables Trust 2020-2, Series 2020, Class A3,
1.49%, 12/16/24	70	71,435
Honda Auto Receivables Owner Trust, Series 2017-2, Class A3,
1.68%, 8/16/21	2	2,401
HPEFS Equipment Trust (a)(b),
2.21%, 9/20/29 Series 2019-1A, Class A3	507	515,513
2.49%, 9/20/29 Series 2019-1A, Class C	400	409,251
Hyundai Auto Receivables Trust, Series 2019-B, Class C,
2.40%, 6/15/26	600	625,381

	Principal Amount (000s)	Value
John Deere Owner Trust, Series 2019-B, Class A2,
2.28%, 5/16/22	$160	$160,541
Madison Park Funding XI Ltd., 3 mo. LIBOR + 1.160%, Series 2013-11A, Class AR (a)(b)(e),
1.416%, 7/23/29	250	249,151
MVW LLC, Series 2019-2A, Class A (a)(b),
2.22%, 10/20/38	477	486,950
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.90%, 10/16/23	435	445,369
Octagon Investment Partners 30 Ltd., 3 mo. USD-LIBOR-BBA + 1.320%, Series 2017-1A, Class A1 (a)(b)(e),
1.592%, 3/17/30	566	567,003
Race Point IX CLO Ltd., 3 mo. LIBOR + 1.210%, Series 2015-9A, Class A1 (a)(b)(e),
1.485%, 10/15/30	194	194,345
Sofi Consumer Loan Program LLC, Series 2016-3, Class B (a)(b)(e),
4.49%, 12/26/25	474	477,492
Toyota Auto Receivables Owner Trust, Series 2020-C, Class A3,
0.44%, 10/15/24	310	310,812
Vantage Data Centers LLC, Series 2020-1A, Class A2 (a)(b),
1.645%, 9/15/45	250	250,312
Verizon Owner Trust, Series 2019-C, Class A1A,
1.94%, 4/22/24	755	773,224
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(e),
0.672%, 7/17/23	253	253,593

Total Asset-Backed Securities (cost—$10,876,041)		11,017,026

U.S. Government Agency Securities—16.4%
Fannie Mae, MBS, Pool,
2.50%, 11/1/31, 15 Year	336	356,823
2.50%, 7/1/40, 20 Year	463	486,438
3.00%, 7/1/50, 30 Year	199	211,018
3.50%, 1/1/46, 30 Year	1,593	1,711,372
Fannie Mae UMBS, MBS, TBA, 30 Year (c),
2.00%, 11/15/50	1,785	1,840,973
2.50%, 12/25/49	1,000	1,046,748
United States Small Business Administration, ABS,
2.60%, 6/1/39 Series 2019-20, Class F1	37	38,636
2.69%, 7/1/44 Series 2019-25, Class G1	145	158,527
2.88%, 5/1/39 Series 2019-20, Class E1	206	219,570
2.92%, 1/1/38 Series 2018-20, Class A1	211	231,764
3.20%, 3/1/39 Series 2019-20, Class C1	110	122,079
3.26%, 2/1/39 Series 2019-20, Class B1	99	109,528
3.37%, 1/1/39 Series 2019-20, Class A1	259	283,473
3.50%, 5/1/38 Series 2018-20, Class E1	266	295,187
3.53%, 9/1/38 Series 2018-20, Class I1	326	365,515
3.54%, 7/1/38 Series 2018-20, Class G1	240	266,548
3.58%, 8/1/38 Series 2018-20, Class H1	465	517,690

Total U.S. Government Agency Securities (cost—$8,031,787)		8,261,889

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	75

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value

U.S. Treasury Obligations—10.5%
U.S. Treasury Bonds,
1.25%, 5/15/50	$333	$315,648
U.S. Treasury Notes,
0.125%, 9/30/22	270	269,916
0.125%, 8/15/23	342	341,679
0.25%, 9/30/25	742	741,014
0.625%, 8/15/30	719	714,843
1.875%, 12/15/20 (g)	2,910	2,920,458

Total U.S. Treasury Obligations (cost—$5,309,848)		5,303,558

	Shares

Preferred Stock—1.8%

Banks—1.8%
Bank of America Corp. (d),
6.00%, 5/16/23	8,746	238,853
Citigroup Capital XIII (e),
6.638%, 10/30/40	11,980	323,220

	Shares	Value
Wells Fargo & Co. (d),
4.75%, 3/15/25	13,260	$333,357

Total Preferred Stock (cost—$891,715)		895,430

	Principal Amount (000s)

Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $257,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $262,180 including accrued interest
(cost—$257,000)	$257	257,000

Total Investments (cost—$51,019,261)—103.1%		51,997,047

Liabilities in excess of other assets (f)—(3.1)%		(1,563,087)

Net Assets—100.0%		$50,433,960

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $9,708,053, representing 19.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $9,708,053, representing 19.2% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2020.

(d) Perpetual maturity. The date shown, if any, is the next call date.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2020.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	18	12/31/20	$3,600	$3,977	$653
U.S. Long Bond	11	12/21/20	1,100	1,939	(10,952)
U.S. Ultra Treasury Bond	14	12/21/20	1,400	3,106	(36,265)

					$(46,564)

Short position contracts:
5-Year U.S. Treasury Note	(6)	12/31/20	$(600)	$(756)	$(8)
10-Year U.S. Treasury Note	(2)	12/21/20	(200)	(279)	(658)
10-Year Ultra U.S. Treasury Bond	(32)	12/21/20	(3,200)	(5,118)	(450)

					$(1,116)

					$(47,680)

Credit default swaps agreements outstanding at September 30, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
American Express Co.	$595	0.286%	12/20/24	(1.00)%	Quarterly	$(18,981)	$(10,356)	$(8,625)
Citigroup Inc.	595	0.619%	6/20/25	(1.00)%	Quarterly	(11,327)	4,413	(15,740)
Energy Transfer Operating, L.P.	2,640	1.534%	12/20/24	(1.00)%	Quarterly	46,465	160,006	(113,541)
Hess Corp.	615	1.913%	6/20/25	(1.00)%	Quarterly	21,905	12,675	9,230
International Business Machines Corp.	605	0.370%	12/20/24	(1.00)%	Quarterly	(17,435)	(16,971)	(464)
Kinder Morgan, Inc.	690	0.808%	6/20/25	(1.00)%	Quarterly	(8,722)	—	(8,722)
Marriott International, Inc.	590	1.622%	6/20/25	(1.00)%	Quarterly	14,248	56,969	(42,721)
McKesson Corp.	565	0.495%	6/20/25	(1.00)%	Quarterly	(13,476)	(848)	(12,628)
Morgan Stanley	610	0.567%	6/20/25	(1.00)%	Quarterly	(13,270)	13,474	(26,744)

76	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Credit default swaps agreements outstanding at September 30, 2020 (continued):
Centrally cleared buy protection swap agreements (continued):
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Prudential Financial, Inc.	565	0.5312%	6/20/25	(1.00)%	Quarterly	$(14,361)	$(13,215)	$(1,146)
Simon Property Group, L.P.	725	1.512%	6/20/25	(1.00)%	Quarterly	14,039	64,560	(50,521)
Southwest Airlines Co.	260	1.567%	6/20/25	(1.00)%	Quarterly	5,611	6,605	(994)
The Williams Companies, Inc.	410	0.811%	12/20/24	(1.00)%	Quarterly	(4,653)	46,978	(51,631)

						$43	$324,290	$(324,247)

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
CDX.NA.HY.34	$5,580	3.85%	6/20/25	5.00%	Quarterly	$281,916	$290,572	$(8,656)
Verizon Communications Inc.	615	0.54%	12/20/24	1.00%	Quarterly	13,414	11,989	1,425

						$295,330	$302,561	$(7,231)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g) At September 30, 2020, the Fund pledged $1,590,452 in cash as collateral for futures contracts and received $605,511 in cash as collateral for swap contracts. The Fund also pledged U.S. Treasury Obligations valued at $855,589 as collateral for swap contracts.

Glossary:

ABS—Asset-Backed Securities

BBA—British Bankers’ Association

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

REIT—Real Estate Investment Trust

TBA—To Be Announced

UMBS – Uniform Mortgage-Backed Securities

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	77

Schedule of Investments

September 30, 2020

AllianzGI Emerging Markets Consumer Fund

	Shares	Value

Common Stock—98.6%

Brazil—0.6%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	24,100	$99,732
Qualicorp Consultoria e Corretora de Seguros S.A. (e)	16,400	99,260

		198,992

Canada—0.8%
Manulife Financial Corp.	19,920	277,059

China—49.7%
Alibaba Group Holding Ltd. (e)	22,700	833,342
Alibaba Group Holding Ltd. ADR (e)	6,785	1,994,654
Autobio Diagnostics Co., Ltd., Class A	13,794	327,647
BYD Electronic International Co., Ltd.	109,000	553,176
China Galaxy Securities Co., Ltd., Class A	73,200	137,181
China Medical System Holdings Ltd.	55,000	60,859
China Merchants Bank Co., Ltd., Class H	179,000	849,429
China Yuhua Education Corp., Ltd. (a)	220,000	188,821
G-bits Network Technology Xiamen Co., Ltd.	5,568	511,142
Geely Automobile Holdings Ltd.	83,000	166,500
Greenland Holdings Corp., Ltd., Class A	229,885	216,283
Hisense Home Appliances Group Co., Ltd., Class H	62,000	76,866
JD.com, Inc. ADR (e)	20,975	1,627,870
JD.com, Inc., Class A (e)	5,350	206,003
KWG Group Holdings Ltd.	189,500	326,367
Lenovo Group Ltd.	224,000	148,101
Longfor Group Holdings Ltd. (a)	52,000	294,641
Luye Pharma Group Ltd. (a)	188,500	110,079
Meituan Dianping, Class B (e)	30,600	963,939
NetEase, Inc.	9,600	172,363
NetEase, Inc. ADR	2,655	1,207,149
New Oriental Education & Technology Group, Inc. ADR (e)	4,080	609,960
Ping An Insurance Group Co. of China Ltd., Class H	102,500	1,064,037
Poly Developments and Holdings Group Co., Ltd., Class A	166,200	390,129
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	18,900	968,132
Shimao Property Holdings Ltd.	83,000	346,271
Tencent Holdings Ltd.	39,600	2,674,718
Tianneng Power International Ltd.	78,000	140,145
Wuliangye Yibin Co., Ltd., Class A	9,601	313,014
Zhongsheng Group Holdings Ltd.	29,000	182,425

		17,661,243

Hong Kong—1.6%
Brilliance China Automotive Holdings Ltd.	344,000	325,101
Vinda International Holdings Ltd.	77,000	253,685

		578,786

	Shares	Value

India—4.8%
Bajaj Auto Ltd.	3,355	$131,153
Granules India Ltd.	42,987	224,282
HDFC Bank Ltd. ADR (e)	13,600	679,456
Hindustan Unilever Ltd.	10,283	288,980
Reliance Industries Ltd.	12,250	371,517

		1,695,388

Indonesia—0.7%
Indofood Sukses Makmur Tbk PT	364,000	175,559
Media Nusantara Citra Tbk PT (e)	1,265,300	61,521

		237,080

Japan—0.2%
Astellas Pharma, Inc.	6,000	89,440

Korea (Republic of)—12.9%
CJ CheilJedang Corp.	1,344	453,649
Hyundai Mobis Co., Ltd.	744	145,961
Kakao Corp.	495	153,922
Kia Motors Corp.	16,669	668,459
KIWOOM Securities Co., Ltd.	2,509	213,073
LG Electronics, Inc.	12,437	974,226
Samsung Electronics Co., Ltd.	40,080	1,989,736

		4,599,026

Malaysia—1.9%
Hartalega Holdings Bhd	70,800	277,302
Top Glove Corp., Bhd	192,100	385,162

		662,464

Mexico—0.5%
Gruma S.A.B de C.V., Class B	14,935	165,517

Philippines—0.3%
Globe Telecom, Inc.	2,480	106,375

Poland—0.6%
CD Projekt S.A. (e)	767	83,049
Dino Polska S.A. (a)(e)	2,189	128,769

		211,818

Russian Federation—1.4%
Mobile TeleSystems PJSC ADR	58,735	512,756

Singapore—0.3%
IGG, Inc.	101,000	116,017

South Africa—0.4%
Naspers Ltd., Class N (e)	857	151,367

Switzerland—2.4%
Roche Holding AG	2,489	852,583

Taiwan—8.6%
Asustek Computer, Inc.	43,000	378,324
Chicony Electronics Co., Ltd.	29,000	84,661
Chlitina Holding Ltd.	16,000	100,953
Chong Hong Construction Co., Ltd.	52,000	144,271
CTBC Financial Holding Co., Ltd.	287,000	183,365
First Financial Holding Co., Ltd.	351,690	250,976
Grape King Bio Ltd.	16,000	93,673
Lite-On Technology Corp.	231,000	369,993
Primax Electronics Ltd.	225,000	334,904
Quanta Computer, Inc.	106,000	278,350
TaiDoc Technology Corp.	36,000	239,083
Wistron Corp.	570,000	591,130

		3,049,683

Thailand—1.6%
Charoen Pokphand Foods PCL (c)(d)	142,800	126,571

	Shares	Value
Sri Trang Gloves Thailand PCL (c)(d)(e)	131,700	$318,989
Thanachart Capital PCL (c)(d)	127,500	117,350

		562,910

Turkey—0.5%
Turkcell Iletisim Hizmetleri AS	65,720	128,100
Ulker Biskuvi Sanayi AS (e)	14,274	41,954

		170,054

United States—8.8%
Apple, Inc.	7,960	921,848
Mastercard, Inc., Class A	1,750	591,798
Microsoft Corp.	3,040	639,403
Procter & Gamble Co.	4,080	567,079
Thermo Fisher Scientific, Inc.	935	412,821

		3,132,949

Total Common Stock (cost—$24,470,651)		35,031,507

	Principal Amount (000s)

Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $160,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $163,287 including accrued interest
(cost—$160,000)	$160	160,000

Total Investments (cost—$24,630,651) (b)—99.1%		35,191,507

Other assets less liabilities—0.9%		319,085

Net Assets—100.0%		$35,510,592

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $722,310, representing 2.0% of net assets.

(b) Securities with an aggregate value of $24,062,235, representing 67.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $562,910, representing 1.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

78	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Internet & Direct Marketing Retail	16.3%
Technology Hardware, Storage & Peripherals	14.3%
Interactive Media & Services	8.0%
Healthcare Equipment & Supplies	7.1%
Entertainment	5.9%
Banks	5.9%
Real Estate Management & Development	4.8%
Insurance	3.8%
Pharmaceuticals	3.8%
Automobiles	3.6%
Household Durables	3.2%
Household Products	3.1%
Food Products	2.7%
Diversified Consumer Services	2.2%
Wireless Telecommunication Services	2.1%
Software	1.8%
IT Services	1.7%
Communications Equipment	1.5%
Life Sciences Tools & Services	1.2%
Oil, Gas & Consumable Fuels	1.0%
Capital Markets	1.0%
Beverages	0.9%
Auto Components	0.8%
Personal Products	0.5%
Specialty Retail	0.5%
Food & Staples Retailing	0.4%
Healthcare Providers & Services	0.3%
Media	0.2%
Repurchase Agreements	0.5%
Other assets less liabilities	0.9%

100.0%

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value

Common Stock—98.6%

Brazil—2.5%
Camil Alimentos S.A.	11,900	$26,403
Qualicorp Consultoria e Corretora de Seguros S.A.	5,500	33,288
Sao Martinho S.A.	18,500	71,748

		131,439

China—12.0%
China Lesso Group Holdings Ltd.	62,000	112,600
China National Building Material Co., Ltd., Class H	90,000	114,700
China Power International Development Ltd.	47,000	8,702
China Yuhua Education Corp., Ltd. (a)	70,000	60,079
Hisense Home Appliances Group Co., Ltd., Class H	42,000	52,070
Jiangsu Expressway Co., Ltd., Class H	18,000	18,171
NetDragon Websoft Holdings Ltd.	22,000	48,196
Tianneng Power International Ltd.	38,000	68,276
West China Cement Ltd.	398,000	58,906
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H (a)	14,600	18,669
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	73,600	71,111

		631,480

Czech Republic—0.5%
Philip Morris CR AS	43	25,473

Hong Kong—0.6%
K Wah International Holdings Ltd.	68,197	32,966

India—17.4%
Amara Raja Batteries Ltd.	5,308	55,062
Bajaj Auto Ltd.	497	19,429
Bata India Ltd.	1,057	18,958
Birlasoft Ltd. (e)	29,779	78,970
Coforge Ltd. (e)	1,754	55,327
DCM Shriram Ltd.	5,988	29,619
Godfrey Phillips India Ltd.	1,154	14,501
Granules India Ltd.	35,685	186,184
Indraprastha Gas Ltd.	3,716	19,573
Ipca Laboratories Ltd.	4,587	135,027
Jindal Steel & Power Ltd. (e)	21,435	54,716
Mindtree Ltd.	3,087	56,101
Mphasis Ltd.	3,630	68,225
REC Ltd.	15,196	20,476
SRF Ltd.	953	53,508
Strides Pharma Science Ltd.	4,971	48,497

		914,173

Indonesia—0.8%
Media Nusantara Citra Tbk PT (e)	428,700	20,844
Wijaya Karya Persero Tbk PT	264,400	19,556

		40,400

Korea (Republic of)—19.3%
CJ CheilJedang Corp.	410	138,390
Daelim Industrial Co., Ltd.	370	24,454
DB HiTek Co., Ltd.	3,306	105,919
F&F Co., Ltd.	342	25,968
HAESUNG DS Co., Ltd.	3,913	65,982
Hancom, Inc. (e)	4,400	71,158
Hite Jinro Co., Ltd.	1,186	36,693
Huons Co., Ltd.	1,872	100,006
Hyosung Corp.	1,317	82,039
Kginicis Co., Ltd.	2,589	44,998

	Shares	Value
Kumho Petrochemical Co., Ltd.	1,167	$109,480
LG Innotek Co., Ltd.	554	73,110
NongShim Co., Ltd.	241	64,645
Samjin Pharmaceutical Co., Ltd.	1,248	30,707
SK Networks Co., Ltd.	5,148	20,896
Unid Co., Ltd.	460	17,570

		1,012,015

Malaysia—1.7%
Kossan Rubber Industries	27,200	89,943

Mexico—1.3%
Fibra Uno Administracion S.A. de C.V. REIT	20,300	16,057
Grupo Aeroportuario del Centro Norte S.A.B de C.V. (e)	3,600	16,534
Qualitas Controladora S.A.B. de C.V.	9,700	36,582

		69,173

Poland—1.9%
Dino Polska S.A. (a)(e)	855	50,296
Energa S.A. (e)	10,205	21,912
TEN Square Games S.A.	176	26,185

		98,393

Russian Federation—2.5%
Federal Grid Co. Unified Energy System PJSC (c)(d)(e)	27,260,000	69,513
Magnitogorsk Iron & Steel Works PJSC GDR	5,370	34,953
PIK Group PJSC (c)(d)(e)	3,604	26,349

		130,815

South Africa—5.2%
African Rainbow Minerals Ltd.	5,882	67,903
Aspen Pharmacare Holdings Ltd. (e)	5,522	39,422
Gold Fields Ltd. ADR	11,950	146,866
Telkom S.A. SOC Ltd.	12,978	20,300

		274,491

Taiwan—28.3%
Accton Technology Corp.	10,000	77,367
Aten International Co., Ltd.	11,000	31,529
BenQ Materials Corp.	38,000	28,256
Bioteque Corp.	23,000	109,875
Chipbond Technology Corp.	23,000	50,689
ChipMOS Technologies, Inc.	67,000	66,549
Darfon Electronics Corp.	11,000	14,420
Farglory Land Development Co., Ltd.	12,000	18,918
Formosa Advanced Technologies Co., Ltd.	12,000	14,543
Greatek Electronics, Inc.	10,000	17,039
ITE Technology, Inc.	23,000	55,529
Lite-On Technology Corp.	62,000	99,305
Micro-Star International Co., Ltd.	18,000	83,098
Novatek Microelectronics Corp.	10,000	92,243
Pixart Imaging, Inc.	11,000	68,230
Radiant Opto-Electronics Corp.	27,000	103,550
Sercomm Corp.	45,000	113,048
Sunonwealth Electric Machine Industry Co., Ltd.	49,000	105,810
Syncmold Enterprise Corp.	25,250	73,623

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	79

Schedule of Investments

September 30, 2020

	Shares	Value
TaiDoc Technology Corp.	7,000	$46,488
Taiwan Surface Mounting Technology Corp.	10,000	36,235
Tripod Technology Corp.	25,000	95,825
TXC Corp.	34,000	85,296

		1,487,465

Thailand—1.9%
Carabao Group PCL (c)(d)	26,200	97,282

Turkey—2.7%
Anadolu Cam Sanayii AS	26,604	21,634
Enerjisa Enerji AS (a)	16,953	19,581
Soda Sanayii AS	24,783	26,549
Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (e)	33,684	16,007
Trakya Cam Sanayii AS	61,113	37,745
Vestel Elektronik Sanayi ve Ticaret AS (e)	10,197	22,867

		144,383

Total Common Stock (cost—$4,296,979)		5,179,891

Preferred Stock—0.8%

Brazil—0.8%
Marcopolo S.A. (cost—$40,949)	80,900	38,607

Total Investments (cost—$4,337,928) (b)—99.4%		5,218,498

Other assets less liabilities—0.6%		33,905

Net Assets—100.0%		$5,252,403

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $148,625, representing 2.8% of net assets.

(b) Securities with an aggregate value of $4,560,135, representing 86.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $193,144, representing 3.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	12.9%
Pharmaceuticals	10.6%
Electronic Equipment, Instruments & Components	6.8%
Metals & Mining	5.8%
Food Products	5.7%
Healthcare Equipment & Supplies	4.7%
Chemicals	4.5%
Technology Hardware, Storage & Peripherals	4.3%
IT Services	4.3%
Machinery	4.1%
Communications Equipment	3.6%
Construction Materials	3.3%
Building Products	2.9%
Software	2.9%
Beverages	2.5%
Electric Utilities	2.1%
Household Durables	1.9%
Industrial Conglomerates	1.6%
Entertainment	1.4%
Auto Components	1.3%
Diversified Consumer Services	1.1%
Electrical Equipment	1.0%
Real Estate Management & Development	1.0%
Food & Staples Retailing	1.0%
Textiles, Apparel & Luxury Goods	0.9%
Construction & Engineering	0.8%
Tobacco	0.8%
Insurance	0.7%
Transportation Infrastructure	0.7%
Healthcare Providers & Services	0.6%
Equity Real Estate Investment Trusts (REITs)	0.6%
Containers & Packaging	0.4%
Trading Companies & Distributors	0.4%
Media	0.4%
Diversified Financial Services	0.4%
Diversified Telecommunication Services	0.4%
Gas Utilities	0.4%
Automobiles	0.4%
Independent Power Producers & Energy Traders	0.2%
Other assets less liabilities	0.6%

100.0%

AllianzGI Emerging Markets Value Fund

	Shares	Value

Common Stock—92.9%

Brazil—3.3%
B3 S.A.—Brasil Bolsa Balcao	183,900	$1,801,375
Cia de Locacao das Americas	88,300	373,426
Magazine Luiza S.A.	56,800	902,181
Notre Dame Intermedica Participacoes S.A.	32,800	379,987
StoneCo Ltd., Class A (c)	20,400	1,078,956

		4,535,925

China—40.9%
A-Living Services Co., Ltd., Class H (a)	51,250	262,205
Aier Eye Hospital Group Co., Ltd., Class A	101,150	766,535
Alibaba Group Holding Ltd. (c)	360,400	13,230,682
Anhui Conch Cement Co., Ltd., Class H	108,500	751,502
ANTA Sports Products Ltd.	49,000	511,384
Bank of Ningbo Co., Ltd., Class A	89,054	413,370
China Communications Services Corp., Ltd., Class H	724,000	427,418
China Construction Bank Corp., Class H	1,148,000	745,939
China Gas Holdings Ltd.	133,600	382,323
China Lesso Group Holdings Ltd.	304,000	552,105
China Merchants Bank Co., Ltd., Class A	234,744	1,245,971
China Merchants Bank Co., Ltd., Class H	759,600	3,604,616
CIFI Holdings Group Co., Ltd.	606,000	450,168
CSPC Pharmaceutical Group Ltd.	268,000	523,149
East Money Information Co., Ltd., Class A	481,489	1,708,753
ENN Energy Holdings Ltd.	101,200	1,110,493
Foshan Haitian Flavouring & Food Co., Ltd., Class A	34,841	832,569
Gree Electric Appliances, Inc. of Zhuhai, Class A (c)	54,400	428,324
Guangdong Investment Ltd.	504,000	801,351
Henan Shuanghui Investment & Development Co., Ltd., Class A	94,000	733,001
JD.com, Inc., Class A (c)	22,500	866,367
Kweichow Moutai Co., Ltd., Class A	2,800	688,649
Li Ning Co., Ltd.	233,000	1,096,334
Logan Property Holdings Co., Ltd.	332,000	528,276
Longfor Group Holdings Ltd. (a)	224,000	1,269,224
Luxshare Precision Industry Co., Ltd., Class A	117,530	992,458
Midea Group Co., Ltd., Class A	57,400	615,203
NetEase, Inc.	68,100	1,222,699
New Oriental Education & Technology Group, Inc. ADR (c)	5,600	837,200
Ping An Insurance Group Co of China Ltd., Class A	43,400	488,014
Ping An Insurance Group Co. of China Ltd., Class H	126,000	1,307,987
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	376,000	752,309
Shenzhen Expressway Co., Ltd., Class H	318,000	277,763

80	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Shares	Value
Shenzhou International Group Holdings Ltd.	31,800	$541,518
Sino Biopharmaceutical Ltd.	439,500	481,271
Tencent Holdings Ltd.	147,500	9,962,647
Tencent Holdings Ltd. ADR	13,000	879,450
Times China Holdings Ltd.	296,000	412,823
Wuliangye Yibin Co., Ltd., Class A	40,355	1,315,664
Yealink Network Technology Corp., Ltd., Class A	54,135	481,183
Yihai International Holding Ltd. (c)	58,000	911,007
Yonghui Superstores Co., Ltd., Class A	350,700	404,404
Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., Class A	26,673	956,546

		56,770,854

Hong Kong—4.8%
AIA Group Ltd.	101,000	1,003,950
Ausnutria Dairy Corp. Ltd. (c)	480,000	765,198
HKBN Ltd.	133,500	254,767
Hong Kong Exchanges & Clearing Ltd.	27,500	1,294,520
SITC International Holdings Co., Ltd.	498,000	689,960
SUNeVision Holdings Ltd.	1,073,000	879,587
Techtronic Industries Co., Ltd.	87,000	1,156,726
Times Neighborhood Holdings Ltd.	517,307	690,831

		6,735,539

India—8.4%
Aarti Industries Ltd.	57,313	789,272
Atul Ltd.	9,532	792,110
Bajaj Finserv Ltd.	6,756	538,784
Britannia Industries Ltd.	15,797	815,276
Coromandel International Ltd.	87,308	915,509
HDFC Bank Ltd.	68,435	1,004,612
Hindustan Unilever Ltd.	21,178	595,159
Indraprastha Gas Ltd.	165,993	874,311
Infosys Ltd.	100,274	1,378,782
Manappuram Finance Ltd.	274,480	589,142
Muthoot Finance Ltd.	37,666	580,877
Reliance Industries Ltd.	75,014	2,275,017
Sonata Software Ltd.	109,018	464,612

		11,613,463

Indonesia—0.7%
Bank Central Asia Tbk PT	391,000	713,733
Bank Rakyat Indonesia Persero Tbk PT	1,376,300	282,354

		996,087

Korea (Republic of)—7.3%
Douzone Bizon Co., Ltd.	6,618	589,743
Hansol Chemical Co., Ltd.	6,412	821,100
Macquarie Korea Infrastructure Fund	66,004	620,317
NCSoft Corp.	3,954	2,724,832
Samsung Electronics Co., Ltd.	108,215	5,372,239

		10,128,231

Malaysia—0.6%
Serba Dinamik Holdings Bhd.	822,480	326,222
Top Glove Corp., Bhd	234,400	469,974

		796,196

Mexico—0.3%
Prologis Property Mexico S.A. de C.V. REIT	228,246	442,835

	Shares	Value

Netherlands—2.1%
ASM International NV	7,434	$1,065,610
ASML Holding NV	2,851	1,053,082
Prosus NV (c)	9,368	864,691

		2,983,383

Poland—0.7%
Dino Polska S.A. (a)(c)	15,368	904,033

Russian Federation—1.5%
Gazprom Neft PJSC	19,372	365,032
Lukoil PJSC ADR	9,696	560,244
Novatek PJSC GDR	4,730	647,464
Sberbank of Russia PJSC ADR (c)	43,849	511,718

		2,084,458

Saudi Arabia—1.4%
Abdullah Al Othaim Markets Co.	25,704	889,522
Al Rajhi Bank	29,349	514,412
Saudi Arabian Oil Co. (a)	55,317	529,767

		1,933,701

Singapore—1.5%
Keppel DC REIT REIT	477,300	1,020,196
Mapletree Industrial Trust REIT	457,200	1,083,238

		2,103,434

South Africa—2.6%
AngloGold Ashanti Ltd.	30,709	803,338
Capitec Bank Holdings Ltd.	17,089	1,052,531
Clicks Group Ltd.	63,171	838,496
Naspers Ltd., Class N (c)	5,047	891,420

		3,585,785

Taiwan—8.6%
Accton Technology Corp.	106,000	820,088
ASPEED Technology, Inc.	23,000	910,057
Chailease Holding Co., Ltd.	137,720	630,863
E.Sun Financial Holding Co., Ltd.	876,022	780,173
Getac Technology Corp.	173,000	273,850
Lotes Co., Ltd.	58,000	930,242
Micro-Star International Co., Ltd.	145,000	669,403
Parade Technologies Ltd.	26,000	950,562
Poya International Co., Ltd.	38,000	726,819
Realtek Semiconductor Corp.	70,200	899,847
Sinbon Electronics Co., Ltd.	118,000	734,616
Taiwan Union Technology Corp.	89,000	346,434
Tripod Technology Corp.	111,000	425,464
Uni-President Enterprises Corp.	235,000	508,954
Unimicron Technology Corp.	341,000	884,261
Voltronic Power Technology Corp.	28,350	963,013
Wiwynn Corp.	21,133	480,327

		11,934,973

Thailand—1.8%
Carabao Group PCL	225,700	838,037
Fabrinet (c)	14,900	939,147
Home Product Center PCL	1,050,600	478,988
Tisco Financial Group PCL NVDR	126,900	255,945

		2,512,117

United States—6.4%
Broadcom, Inc.	2,979	1,085,309
Equinix, Inc. REIT	1,350	1,026,176
Lam Research Corp.	3,300	1,094,775
NVIDIA Corp.	2,000	1,082,440

	Shares	Value
Teradyne, Inc.	45,500	$3,615,430
Texas Instruments, Inc.	7,400	1,056,646

		8,960,776

Total Common Stock (cost—$107,104,364)		129,021,790

Preferred Stock—1.3%

Korea (Republic of)—1.3%
LG Household & Health Care Ltd.	409	247,128
Samsung Electronics Co., Ltd.	38,144	1,641,755

Total Preferred Stock (cost—$1,429,566)		1,888,883

	Principal Amount (000s)

Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $3,293,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $3,358,938 including accrued interest
(cost—$3,293,000)	$3,293	3,293,000

Total Investments (cost—$111,826,930) (b)—96.6%		134,203,673

Other assets less liabilities—3.4%		4,728,583

Net Assets—100.0%		$138,932,256

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,965,229, representing 2.1% of net assets.

(b) Securities with an aggregate value of $112,965,126, representing 81.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	81

Schedule of Investments

September 30, 2020

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Internet & Direct Marketing Retail	11.4%
Semiconductors & Semiconductor Equipment	9.2%
Banks	8.0%
Interactive Media & Services	7.8%
Technology Hardware, Storage & Peripherals	6.1%
Capital Markets	3.9%
Electronic Equipment, Instruments & Components	3.8%
Food Products	3.3%
Oil, Gas & Consumable Fuels	3.2%
Entertainment	2.8%
IT Services	2.7%
Equity Real Estate Investment Trusts (REITs)	2.6%
Insurance	2.4%
Chemicals	2.4%
Food & Staples Retailing	2.2%
Beverages	2.0%
Real Estate Management & Development	1.9%
Gas Utilities	1.7%
Textiles, Apparel & Luxury Goods	1.6%
Pharmaceuticals	1.4%
Multi-Line Retail	1.2%
Communications Equipment	0.9%
Healthcare Equipment & Supplies	0.9%
Consumer Finance	0.8%
Machinery	0.8%
Healthcare Providers & Services	0.8%
Household Durables	0.8%
Electrical Equipment	0.7%
Commercial Services & Supplies	0.7%
Diversified Consumer Services	0.6%
Metals & Mining	0.6%
Water Utilities	0.6%
Construction Materials	0.5%
Marine	0.5%
Diversified Financial Services	0.5%
Household Products	0.4%
Software	0.4%
Building Products	0.4%
Specialty Retail	0.3%
Construction & Engineering	0.3%
Road & Rail	0.3%
Energy Equipment & Services	0.2%
Transportation Infrastructure	0.2%
Diversified Telecommunication Services	0.2%
Personal Products	0.2%
Repurchase Agreements	2.4%
Other assets less liabilities	3.4%

100.0%

AllianzGI Global Allocation Fund

	Shares	Value

Mutual Funds (d)—70.1%
AllianzGI Best Styles Global Managed Volatility	1,669,564	$26,045,195
AllianzGI Global Sustainability (e)	4,854,951	105,061,149
AllianzGI Green Bond (e)	1,447,950	24,369,005
AllianzGI PerformanceFee Managed Futures Strategy (g)	3,064,290	24,606,249

Total Mutual Funds (cost—$168,867,210)		180,081,598

	Principal Amount (000s)

Corporate Bonds & Notes—16.2%

Aerospace & Defense—1.1%
BAE Systems PLC (a)(b),
1.90%, 2/15/31	$200	198,622
3.00%, 9/15/50	80	80,897
Boeing Co.,
5.705%, 5/1/40	203	236,791
L3Harris Technologies, Inc.,
3.95%, 5/28/24	285	313,129
4.40%, 6/15/28	540	645,186
Lockheed Martin Corp.,
1.85%, 6/15/30	59	61,263
2.80%, 6/15/50	39	40,774
Northrop Grumman Corp.,
3.20%, 2/1/27	510	569,468
3.25%, 1/15/28	275	308,893
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	210	278,886
Raytheon Technologies Corp. (a)(b),
7.00%, 11/1/28	50	69,102
7.20%, 8/15/27	93	124,531

		2,927,542

Airlines—0.3%
Delta Air Lines, Inc. (a)(b),
4.50%, 10/20/25	140	143,763
7.00%, 5/1/25	140	153,916
Southwest Airlines Co.,
5.25%, 5/4/25	330	363,884

		661,563

Auto Manufacturers—0.0%
General Motors Financial Co., Inc., Ser. C, (converts to FRN on 9/30/30) (c)(f),
5.70%, 9/30/30	51	51,319

Banks—2.8%
Australia & New Zealand Banking Group Ltd., (converts to FRN on 7/22/25) (a)(b)(f),
2.95%, 7/22/30	493	510,897
Bank of America Corp., (converts to FRN on 9/25/24) (f),
0.981%, 9/25/25	375	375,321
Citigroup, Inc. (f),
2.976%, 11/5/30 (converts to FRN on 11/5/29)	370	399,759
3.887%, 1/10/28 (converts to FRN on 1/10/27)	705	798,344
4.70%, 1/30/25 (converts to FRN on 1/30/25) (c)	152	147,279
Comerica, Inc.,
3.70%, 7/31/23	560	606,595

	Principal Amount (000s)	Value
5.625%, 7/1/25 (converts to FRN on 10/1/25) (c)(f)	$215	$227,781
Credit Suisse Group AG, (converts to FRN on 8/21/26) (a)(b)(c)(f),
6.375%, 8/21/26	235	251,352
First Horizon Bank,
5.75%, 5/1/30	171	193,416
First Horizon National Corp.,
4.00%, 5/26/25	730	794,330
Huntington Bancshares, Inc., (converts to FRN on 10/15/27) (c)(f),
4.45%, 10/15/27	84	83,244
Huntington Capital Trust I, 3 mo. LIBOR + 0.700% (f),
0.961%, 2/1/27	220	202,180
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (c)(f),
7.50%, 9/27/25	130	138,508
Popular, Inc.,
6.125%, 9/14/23	550	582,255
State Street Corp. (f),
3 mo. LIBOR + 1.000%, 1.25%, 6/1/77	320	269,583
2.354%, 11/1/25 (converts to FRN on 11/1/24)	850	901,849
3.152%, 3/30/31 (converts to FRN on 3/30/30) (a)(b)	65	74,043
Truist Financial Corp., Ser. Q, (converts to FRN on 9/1/30) (c)(f),
5.10%, 3/1/30	170	183,974
Westpac Banking Corp., (converts to FRN on 2/4/25) (f),
2.894%, 2/4/30	530	547,213

		7,287,923

Beverages—0.1%
Anheuser-Busch Cos. LLC,
4.90%, 2/1/46	115	142,994

Biotechnology—0.1%
Gilead Sciences, Inc.,
2.60%, 10/1/40	181	181,008

Chemicals—0.1%
Air Products and Chemicals, Inc.,
1.50%, 10/15/25	215	222,830
2.80%, 5/15/50	156	164,734

		387,564

Commercial Services—0.2%
Massachusetts Institute of Technology,
5.60%, 7/1/2111	120	212,197
President & Fellows of Harvard College,
4.875%, 10/15/40	215	304,223

		516,420

Computers—0.2%
International Business Machines Corp.,
2.95%, 5/15/50	350	361,186
Leidos, Inc.,
3.625%, 5/15/25 (a)(b)	78	86,593
4.375%, 5/15/30 (a)(b)	78	91,366
7.125%, 7/1/32	38	49,136

		588,281

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC,
3.15%, 2/15/24	140	138,932
American Express Co.,
2.50%, 7/30/24	450	478,038
8.15%, 3/19/38	105	170,257

82	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
Discover Financial Services,
4.10%, 2/9/27	$305	$338,059
5.50%, 10/30/27, Ser. C (converts to FRN on 10/30/27) (c)(f)	230	219,606
Intercontinental Exchange, Inc.,
2.65%, 9/15/40	175	175,315
Synchrony Financial,
3.70%, 8/4/26	270	287,255
4.50%, 7/23/25	179	197,261
Visa, Inc.,
1.90%, 4/15/27	285	302,010

		2,306,733

Electric Utilities—2.5%
Alabama Power Co.,
4.10%, 1/15/42	455	532,623
Arizona Public Service Co.,
2.65%, 9/15/50	330	325,230
5.50%, 9/1/35	90	122,553
Commonwealth Edison Co.,
5.90%, 3/15/36	130	187,382
Consolidated Edison Co. of New York, Inc., Ser. 06-E,
5.70%, 12/1/36	40	54,347
DTE Electric Co.,
5.70%, 10/1/37	240	326,271
6.625%, 6/1/36, Ser. A	40	58,565
DTE Energy Co.,
2.95%, 3/1/30	75	80,763
Duke Energy Florida LLC,
2.50%, 12/1/29	233	253,681
Duke Energy Indiana LLC,
3.75%, 5/15/46	45	52,772
Edison International,
2.95%, 3/15/23	270	277,173
4.95%, 4/15/25	201	220,736
Jersey Central Power & Light Co.,
6.15%, 6/1/37	185	250,894
National Rural Utilities Cooperative Finance Corp.,
1.35%, 3/15/31	475	472,965
Niagara Mohawk Power Corp. (a)(b),
1.96%, 6/27/30	290	298,149
Pacific Gas and Electric Co.,
3.75%, 2/15/24	298	311,290
Pennsylvania Electric Co. (a)(b),
3.60%, 6/1/29	110	123,546
4.15%, 4/15/25	74	81,572
PPL Electric Utilities Corp.,
5.20%, 7/15/41	360	472,469
Public Service Co of Colorado,
4.75%, 8/15/41	319	418,718
Sempra Energy,
3.55%, 6/15/24	560	609,795
4.875%, 10/15/25 (converts to FRN on 10/15/25) (c)(f)	123	126,540
Southern California Edison Co.,
3.70%, 8/1/25, Ser. E	200	222,682
3.90%, 12/1/41	95	98,846
Southern Co., Ser. B, (converts to FRN on 1/15/26) (f),
4.00%, 1/15/51	130	130,402
Toledo Edison Co.,
6.15%, 5/15/37	23	33,307
Virginia Electric & Power Co., Ser. A,
3.80%, 4/1/28	165	194,047

		6,337,318

Equity Real Estate Investment Trusts (REITs)—0.8%
American Tower Corp.,
1.30%, 9/15/25	182	183,709
1.875%, 10/15/30	235	232,655
2.25%, 1/15/22	655	669,652
3.375%, 5/15/24	237	256,585

	Principal Amount (000s)	Value
Crown Castle International Corp.,
2.25%, 1/15/31	$230	$232,840
CyrusOne LP,
2.15%, 11/1/30	155	151,596
Equinix, Inc.,
1.00%, 9/15/25	280	277,710

		2,004,747

Food & Beverage—0.3%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	650	727,284

Healthcare-Services—0.0%
Universal Health Services, Inc. (a)(b),
2.65%, 10/15/30	93	92,205

Insurance—1.0%
American International Group, Inc.,
2.50%, 6/30/25	195	208,453
Athene Global Funding (a)(b),
2.45%, 8/20/27	180	185,174
2.55%, 6/29/25	176	181,582
Belrose Funding Trust (a)(b),
2.33%, 8/15/30	175	173,921
Five Corners Funding Trust II (a)(b),
2.85%, 5/15/30	225	242,805
Harborwalk Funding Trust, (converts to FRN on 2/15/49) (a)(b)(f),
5.077%, 2/15/69	235	289,618
Lincoln National Corp., 3 mo. LIBOR + 2.358% (f),
2.638%, 5/17/66	345	248,400
Loews Corp.,
3.20%, 5/15/30	98	109,448
MetLife, Inc. (a)(b),
9.25%, 4/8/68	145	220,053
Metropolitan Life Insurance Co. (a)(b),
7.80%, 11/1/25	215	281,282
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	255	312,861

		2,453,597

Lodging—0.2%
Marriott International, Inc.,
5.75%, 5/1/25	450	502,684

Media—1.4%
Charter Communications Operating LLC,
4.908%, 7/23/25	570	658,186
Comcast Corp.,
3.375%, 2/15/25	410	453,702
3.75%, 4/1/40	148	173,670
Discovery Communications LLC (a)(b),
4.00%, 9/15/55	373	378,256
Time Warner Cable LLC,
4.50%, 9/15/42	85	92,260
6.55%, 5/1/37	90	119,669
Time Warner Entertainment Co., L.P.,
8.375%, 7/15/33	240	366,638
ViacomCBS, Inc.,
3.45%, 10/4/26	200	216,866
4.20%, 5/19/32	102	116,945
5.25%, 4/1/44	225	265,086
6.25%, 2/28/57 (converts to FRN on 2/28/27) (f)	258	283,728
Walt Disney Co.,
1.75%, 1/13/26	195	202,870
3.50%, 5/13/40	95	107,593
3.60%, 1/13/51	129	145,472

		3,580,941

Miscellaneous Manufacturing—0.1%
3M Co.,
3.125%, 9/19/46	195	212,933

	Principal Amount (000s)	Value
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (c)(f),
5.00%, 1/21/21	$160	$126,800

		339,733

Oil, Gas & Consumable Fuels—0.8%
Aker BP ASA (a)(b),
2.875%, 1/15/26	84	83,271
Boston Gas Co. (a)(b),
3.15%, 8/1/27	700	791,957
Cenovus Energy, Inc.,
3.00%, 8/15/22	110	107,671
3.80%, 9/15/23	65	62,825
Hess Corp.,
4.30%, 4/1/27	280	292,429
7.125%, 3/15/33	125	150,577
Marathon Petroleum Corp.,
5.85%, 12/15/45	140	160,978
NiSource, Inc.,
1.70%, 2/15/31	175	171,656
Noble Energy, Inc.,
5.25%, 11/15/43	70	92,498
6.00%, 3/1/41	75	104,684

		2,018,546

Pharmaceuticals—0.7%
AbbVie, Inc. (a)(b),
3.85%, 6/15/24	250	274,235
Cigna Corp.,
4.125%, 11/15/25	195	223,575
4.80%, 8/15/38	130	161,570
CVS Health Corp.,
2.70%, 8/21/40	225	215,199
4.30%, 3/25/28	353	413,329
Johnson & Johnson,
2.45%, 9/1/60	155	155,416
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/26	205	228,180
Takeda Pharmaceutical Co., Ltd.,
3.175%, 7/9/50	100	102,780

		1,774,284

Pipelines—0.9%
Columbia Pipeline Group, Inc.,
5.80%, 6/1/45	264	344,858
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	205	285,244
Energy Transfer Operating L.P.,
6.50%, 2/1/42	280	293,228
7.125%, 5/15/30 (converts to FRN on 5/15/30) (c)(f)	505	399,581
Kinder Morgan Energy Partners L.P.,
7.50%, 11/15/40	75	101,338
Plains All American Pipeline L.P.,
4.65%, 10/15/25	375	402,889
6.125%, 11/15/22, Ser. B (converts to FRN on 11/15/22) (c)(f)	285	181,160
6.65%, 1/15/37	115	125,235
Transcontinental Gas Pipe Line Co. LLC (a)(b),
3.25%, 5/15/30	117	126,496

		2,260,029

Retail—0.0%
Lowe’s Cos., Inc.,
4.65%, 4/15/42	90	114,220

Semiconductors—0.4%
Broadcom Corp.,
3.875%, 1/15/27	285	315,941
Broadcom, Inc.,
4.15%, 11/15/30	195	218,520
4.70%, 4/15/25	240	271,765

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	83

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
Intel Corp.,
3.10%, 2/15/60	$225	$243,102

		1,049,328

Software—0.3%
Fiserv, Inc.,
4.40%, 7/1/49	165	206,793
Microsoft Corp.,
2.525%, 6/1/50	115	120,249
3.50%, 11/15/42	305	372,179

		699,221

Telecommunications—0.8%
AT&T, Inc.,
3.10%, 2/1/43	174	170,214
3.50%, 9/15/53 (a)(b)	438	424,343
T-Mobile USA, Inc. (a)(b),
2.05%, 2/15/28	207	212,007
3.50%, 4/15/25	276	302,739
Verizon Communications, Inc.,
1.50%, 9/18/30	500	498,093
Verizon Communications, Inc.,
5.25%, 3/16/37	270	374,267

		1,981,663

Transportation—0.2%
CSX Corp.,
4.75%, 5/30/42	145	185,148
Kansas City Southern,
3.50%, 5/1/50	95	98,510
4.20%, 11/15/69	175	187,246
Union Pacific Corp.,
3.75%, 2/5/70	102	115,256

		586,160

Total Corporate Bonds & Notes (cost—$40,262,878)		41,573,307

	Shares

Exchange-Traded Funds—4.4%
Invesco WilderHill Clean Energy	23,000	1,397,940
iShares Global Clean Energy	151,645	2,803,916
iShares JP Morgan USD Emerging Markets Bond	41,431	4,594,283

	Shares	Value
PIMCO 1-5 Year U.S. TIPS Index (d)	46,000	$2,479,359

Total Exchange-Traded Funds (cost—$10,914,253)		11,275,498

	Principal Amount (000s)

U.S. Treasury Obligations—0.3%
U.S. Treasury Bonds,
1.25%, 5/15/50	$18	17,062
U.S. Treasury Notes,
0.25%, 8/31/25	16	15,989
0.25%, 9/30/25 (i)	126	125,833
0.625%, 8/15/30	528	524,947

Total U.S. Treasury Obligations (cost—$684,795)		683,831

	Shares

Preferred Stock (c)—0.1%

Banks—0.1%
Bank of America Corp.	5,079	138,708
Wells Fargo & Co.	5,910	148,577

Total Preferred Stock (cost—$281,493)		287,285

	Principal Amount (000s)

Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $8,300,000; collateralized by U.S. Treasury Notes, 3.00%, due 9/30/25, valued at $8,466,009 including accrued interest
(cost-$8,300,000)	$8,300	8,300,000

Total Investments (cost—$229,310,629)—94.3%		242,201,519

Other assets less liabilities (h)—5.7%		14,633,837

Net Assets—100.0%		$256,835,356

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $6,861,154, representing 2.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $6,861,154, representing 2.7% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Affiliated fund.

(e) Institutional Class share.

(f) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2020.

(g) Class R6 share.

(h) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	131	12/31/20	$26,200	$28,946	$12,175
10-Year U.S. Treasury Note	110	12/21/20	11,000	15,348	15,869
E-mini Russell 1000 Index	92	12/18/20	5	5,349	(125,120)
E-mini S&P 500 Index	58	12/18/20	3	9,721	82,444
Japanese Yen	44	12/14/20	55	5,218	28,460
MSCI EAFE Index	60	12/18/20	3	5,560	(134,163)
MSCI Emerging Markets Index	59	12/18/20	3	3,211	(35,492)
U.S. Long Bond	10	12/21/20	1,000	1,763	(10)

					$(155,837)

84	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Futures contracts outstanding at September 30, 2020 (continued):
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Short position contracts:
5-Year U.S. Treasury Note	(4)	12/31/20	$(400)	$(504)	$(114)
10-Year Ultra U.S. Treasury Bond	(17)	12/21/20	(1,700)	(2,719)	(2,456)
Ultra U.S. Treasury Bond	(26)	12/21/20	(2,600)	(5,767)	65,473

					$62,903

					$(92,934)

Credit default swaps agreements outstanding at September 30, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
Marriott International, Inc.	$320	1.623%	6/20/25	(1.00)%	Quarterly	$7,720	$5,328	$2,392
Southwest Airlines Co.	220	1.567%	6/20/25	(1.00)%	Quarterly	4,747	5,588	(841)

						$12,467	$10,916	$1,551

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i) At September 30, 2020, the Fund pledged $14,871,485 in cash as collateral for futures contracts and received $10,915 in cash as collateral for swap contracts. The Fund also pledged U.S. Treasury Obligations valued at $24,286 as collateral for swap contracts.

Glossary:

EAFE—Europe, Australasia and Far East

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	85

Schedule of Investments

September 30, 2020

AllianzGI Global Dynamic Allocation Fund

	Shares	Value

Common Stock—30.9%

Argentina—0.0%
MercadoLibre, Inc. (i)	17	$18,402

Australia—0.4%
Atlassian Corp. PLC, Class A (i)	110	19,997
Austal Ltd.	4,911	11,599
BHP Group Ltd.	1,022	26,402
Brickworks Ltd.	727	10,166
CSL Ltd.	145	29,952
Fortescue Metals Group Ltd.	1,671	19,631
Newcrest Mining Ltd.	96	2,177
Rio Tinto Ltd.	278	18,988
Saracen Mineral Holdings Ltd. (i)	2,752	10,345
Silver Lake Resources Ltd. (i)	3,883	6,518
Stockland REIT	800	2,185
Telstra Corp. Ltd.	2,292	4,589
Vicinity Centres REIT	1,738	1,736
Woolworths Group Ltd.	638	16,683

		180,968

Austria—0.1%
ams AG (i)	657	14,853
BAWAG Group AG (b)(i)	234	8,460
EVN AG	336	5,606
Flughafen Wien AG	67	1,740
OMV AG (i)	199	5,445
Raiffeisen Bank International AG (i)	548	8,388
Telekom Austria AG (i)	357	2,524
Wienerberger AG (i)	387	10,227

		57,243

Belgium—0.1%
Ageas S.A.	304	12,439
Bekaert S.A. (i)	325	6,771
Cofinimmo S.A. REIT	37	5,564
Elia Group S.A.	92	9,197
Euronav NV	457	4,046
Proximus SADP	340	6,203
UCB S.A.	126	14,310

		58,530

Bermuda—0.0%
Arch Capital Group Ltd. (i)	305	8,921

Brazil—0.1%
Banco do Brasil S.A.	1,600	8,439
EDP—Energias do Brasil S.A.	800	2,480
Engie Brasil Energia S.A.	800	5,748
Iochpe Maxion S.A.	3,100	7,562
Vale S.A.	1,545	16,262
WEG S.A.	800	9,359

		49,850

Canada—0.8%
B2Gold Corp.	2,940	19,143
Barrick Gold Corp.	319	8,960
Baytex Energy Corp. (i)	1,346	465
Canadian Tire Corp., Ltd., Class A	146	14,706
Cascades, Inc.	717	9,068
Cogeco Communications, Inc.	303	24,847
Crescent Point Energy Corp.	346	422
DREAM Unlimited Corp.	716	10,459
Emera, Inc.	211	8,668
Empire Co., Ltd., Class A	287	8,330
Exchange Income Corp.	500	11,404
Fairfax Financial Holdings Ltd.	23	6,773
Fortis, Inc.	266	10,875
Franco-Nevada Corp.	198	27,668
Genworth MI Canada, Inc.	144	3,734
George Weston Ltd.	297	21,839
Husky Energy, Inc.	1,004	2,322
IA Financial Corp., Inc.	320	11,139

	Shares	Value
InterRent Real Estate Investment Trust REIT	481	$4,551
Killam Apartment Real Estate Investment Trust REIT	284	3,703
Loblaw Cos., Ltd.	247	12,935
Lundin Mining Corp.	2,605	14,536
Manulife Financial Corp.	1,495	20,793
Mullen Group Ltd.	1,862	12,599
Open Text Corp.	307	12,976
Power Corp. of Canada	1,063	20,828
Restaurant Brands International, Inc.	123	7,065
Shopify, Inc., Class A (i)	38	38,860
Sun Life Financial, Inc.	416	16,952
TC Energy Corp.	239	10,033

		376,653

Chile—0.0%
Engie Energia Chile S.A.	3,778	4,699

China—1.4%
Alibaba Group Holding Ltd. ADR (i)	431	126,705
Baidu, Inc. ADR (i)	90	11,393
Bank of China Ltd., Class H	44,000	13,685
BOC Aviation Ltd. (b)	2,700	18,501
China Conch Venture Holdings Ltd.	3,000	13,956
China Construction Bank Corp., Class H	41,812	27,168
China Dongxiang Group Co., Ltd.	16,117	2,008
China Everbright Greentech Ltd. (b)	10,000	4,022
China Life Insurance Co., Ltd., Class H	4,000	9,068
China Lumena New Materials Corp. (d)(f)(i)	44	—	†
China Minsheng Banking Corp., Ltd., Class H	9,000	4,729
China Mobile Ltd.	7,500	48,145
China SCE Group Holdings Ltd.	3,000	1,352
China Telecom Corp., Ltd., Class H	36,000	10,816
China Water Affairs Group Ltd.	2,000	1,575
Chongqing Rural Commercial Bank Co., Ltd., Class H	6,488	2,398
CITIC Ltd.	10,000	7,415
Country Garden Holdings Co., Ltd.	8,000	9,906
Country Garden Services Holdings Co., Ltd.	3,172	20,600
CSPC Pharmaceutical Group Ltd.	8,400	16,397
EVA Precision Industrial Holdings Ltd.	20,236	1,229
Golden Eagle Retail Group Ltd.	3,000	2,725
Industrial & Commercial Bank of China Ltd., Class H	37,000	19,273
JD.com, Inc. ADR (i)	441	34,226
Jiangsu Expressway Co., Ltd., Class H	3,189	3,219
Ju Teng International Holdings Ltd.	4,744	1,430
Lee & Man Paper Manufacturing Ltd.	10,000	7,276
Lenovo Group Ltd.	36,000	23,802
NetEase, Inc. ADR	62	28,190
Postal Savings Bank of China Co., Ltd., Class H (b)	29,000	12,217
Shenzhen Expressway Co., Ltd., Class H	7,700	6,726
Shenzhen International Holdings Ltd.	3,000	4,786
Shenzhen Investment Holdings Bay Area Development Co., Ltd.	6,000	1,848
Tencent Holdings Ltd.	1,781	120,295
Topsports International Holdings Ltd. (b)	2,000	2,781
Yuexiu Real Estate Investment Trust REIT	5,000	2,336

	Shares	Value
Yuexiu Transport Infrastructure Ltd.	16,000	$9,329

		631,527

Colombia—0.0%
Bancolombia S.A.	939	5,958
Corp. Financiera Colombiana S.A. (i)	1,390	9,661

		15,619

Czech Republic—0.1%
CEZ AS	485	9,171
Moneta Money Bank AS (b)	2,394	5,497
O2 Czech Republic AS	593	5,636

		20,304

Denmark—0.1%
Carlsberg AS, Class B	153	20,612
D/S Norden A/S	467	7,590
Scandinavian Tobacco Group A/S, Class A (b)	122	1,807
Solar A/S, Class B	41	1,940
Spar Nord Bank A/S (i)	137	1,023
Topdanmark A/S	96	4,647
Tryg A/S	398	12,530

		50,149

Finland—0.1%
Elisa Oyj	388	22,811
Neste Oyj	207	10,901
Oriola Oyj, Class B	700	1,551
TietoEVRY Oyj (i)	186	5,142

		40,405

France—0.9%
Air Liquide S.A.	110	17,436
Amundi S.A. (b)	189	13,322
APERAM S.A.	51	1,435
AXA S.A.	1,362	25,208
BNP Paribas S.A.	425	15,374
Boiron S.A.	31	1,485
Bouygues S.A.	680	23,498
CNP Assurances	1,014	12,717
Coface S.A. (i)	855	5,980
Credit Agricole S.A. (i)	957	8,350
Eiffage S.A. (i)	113	9,222
Hermes International	27	23,254
Klepierre S.A. REIT	672	9,407
L’Oreal S.A.	82	26,685
LVMH Moet Hennessy Louis Vuitton SE	87	40,707
Orange S.A.	1,231	12,822
Peugeot S.A.	560	10,155
Publicis Groupe S.A.	239	7,703
Sanofi	350	35,074
Schneider Electric SE	215	26,724
SEB S.A.	7	1,139
Sodexo S.A.	97	6,915
Teleperformance	71	21,889
TOTAL SE	699	24,005
Vinci S.A.	438	36,598

		417,104

Germany—0.6%
Bayer AG	514	31,711
Bayerische Motoren Werke AG	275	19,959
Cewe Stiftung & Co. KGAA	45	4,933
Daimler AG	401	21,632
Deutsche Boerse AG	99	17,357
Deutsche Lufthansa AG (i)	810	7,016
Deutsche Telekom AG	2,356	39,227
DWS Group GmbH & Co. KGaA (b)(i)	252	8,685
HeidelbergCement AG	275	16,804

86	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Shares		Value
Hornbach Holding AG & Co. KGaA	100		$11,678
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	177		44,996
Nordex SE (i)	482		6,226
Talanx AG (i)	213		6,877
TeamViewer AG (b)(i)	157		7,743
TLG Immobilien AG (i)	287		5,904
United Internet AG	229		8,758
Varta AG (i)	66		9,210
WCM Beteiligungs & Grundbesitz AG (i)	967		3,560

			272,276

Greece—0.0%
Hellenic Telecommunications Organization S.A.	687		9,894
National Bank of Greece S.A. (i)	4,138		5,186

			15,080

Hong Kong—0.2%
Cathay Pacific Airways Ltd.	1,543		1,069
CITIC Telecom International Holdings Ltd.	11,000		3,519
CK Hutchison Holdings Ltd.	2,000		12,119
CLP Holdings Ltd.	2,281		21,298
Dah Sing Banking Group Ltd.	1,623		1,411
Fairwood Holdings Ltd.	2,000		4,697
Global Brands Group Holding Ltd. (i)	61,400		1,563
Hang Seng Bank Ltd.	400		5,926
Hui Xian Real Estate Investment Trust REIT	6,000		1,309
Kerry Properties Ltd.	2,243		5,769
Shanghai Industrial Urban Development Group Ltd.	17,000		1,635
Sino Land Co., Ltd.	6,000		7,024
Sun Hung Kai Properties Ltd.	1,000		12,887
United Laboratories International Holdings Ltd.	6,000		6,205
Vinda International Holdings Ltd.	2,000		6,589
Wharf Holdings Ltd.	5,000		10,028
Yue Yuen Industrial Holdings Ltd.	698		1,131

			104,179

Hungary—0.1%
Magyar Telekom Telecommunications PLC	5,446		6,367
MOL Hungarian Oil & Gas PLC (i)	753		4,099
OTP Bank Nyrt (i)	357		10,745
Richter Gedeon Nyrt	384		8,106

			29,317

Indonesia—0.0%
Indofood CBP Sukses Makmur Tbk PT	10,700		7,253
Media Nusantara Citra Tbk PT (i)	142,600		6,933

			14,186

Ireland—0.2%
Horizon Therapeutics PLC (i)	183		14,216
Irish Residential Properties REIT PLC	403		666
Medtronic PLC	422		43,854
Origin Enterprises PLC	320		1,255
STERIS PLC	108		19,029

			79,020

Israel—0.1%
Alony Hetz Properties & Investments Ltd.	607		5,965
B Communications Ltd. (i)	749		1,881
Equital Ltd. (i)	—	†	3
Formula Systems 1985 Ltd.	115		9,740
Israel Discount Bank Ltd., Class A	2,081		5,614
Mizrahi Tefahot Bank Ltd.	372		6,599

	Shares	Value
Nice Ltd. (i)	42	$9,522
Shufersal Ltd.	278	2,174

		41,498

Italy—0.3%
Assicurazioni Generali SpA	1,162	16,378
Enav SpA (b)	918	3,485
Enel SpA	5,430	47,110
Intesa Sanpaolo SpA (i)	13,249	24,927
Snam SpA	3,206	16,488
Telecom Italia SpA	15,269	6,120
Unipol Gruppo SpA	1,244	5,436

		119,944

Japan—2.7%
ADEKA Corp.	26	374
Aida Engineering Ltd.	142	977
Aoyama Trading Co., Ltd.	111	585
Asahi Group Holdings Ltd.	400	13,941
Astellas Pharma, Inc.	992	14,787
Canon Marketing Japan, Inc.	300	6,021
Canon, Inc.	410	6,801
Cawachi Ltd.	200	5,555
Chubu Electric Power Co., Inc.	900	10,947
Chugai Pharmaceutical Co., Ltd.	300	13,463
Daiwa Office Investment Corp. REIT	1	5,723
DCM Holdings Co., Ltd.	825	11,367
Doutor Nichires Holdings Co., Ltd.	651	9,891
DTS Corp.	198	4,214
DyDo Group Holdings, Inc.	126	6,396
ENEOS Holdings, Inc.	3,800	13,558
FUJIFILM Holdings Corp.	421	20,752
Fukuyama Transporting Co., Ltd.	145	7,066
Geo Holdings Corp.	236	3,750
Hitachi Ltd.	500	16,930
Honda Motor Co., Ltd.	1,100	26,122
Honeys Holdings Co., Ltd.	39	381
ITOCHU Corp.	1,577	40,380
Iwatani Corp.	200	7,498
Japan Airlines Co., Ltd.	370	6,901
Japan Post Holdings Co., Ltd.	3,900	26,594
Japan Post Insurance Co., Ltd.	900	14,171
Japan Wool Textile Co., Ltd.	600	5,802
Kajima Corp.	900	10,843
Kamigumi Co., Ltd.	400	7,882
Kandenko Co., Ltd.	1,000	8,168
KDDI Corp.	1,300	32,697
Kintetsu Group Holdings Co., Ltd.	300	12,803
Konica Minolta, Inc.	2,900	8,225
LaSalle Logiport REIT	6	10,047
Lawson, Inc.	200	9,537
McDonald’s Holdings Co. Japan Ltd.	200	9,728
Mirait Holdings Corp.	700	10,747
Mitsubishi Corp.	1,400	33,510
Mitsubishi Research Institute, Inc.	100	4,214
Mitsubishi UFJ Financial Group, Inc.	5,300	21,152
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,600	7,434
Mitsuboshi Belting Ltd.	71	1,155
Mitsui & Co., Ltd.	800	13,746
Morinaga Milk Industry Co., Ltd.	200	10,546
Murata Manufacturing Co., Ltd.	300	19,508
NEC Corp.	400	23,398
Nichias Corp.	198	4,686
Nihon Unisys Ltd.	321	10,128
Nippon Telegraph & Telephone Corp.	2,316	47,285
Nishimatsu Construction Co., Ltd.	300	5,959
Nisshin Seifun Group, Inc.	600	9,523
NTT DOCOMO, Inc.	2,643	97,120
Obayashi Corp.	2,427	22,157
Okumura Corp.	200	5,021
Oracle Corp.	100	10,798
Raito Kogyo Co., Ltd.	463	6,977

	Shares	Value
Rengo Co., Ltd.	400	$3,024
Ricoh Co., Ltd.	1,500	10,125
Rinnai Corp.	200	19,508
Sankyo Co., Ltd.	400	10,474
Sanyo Special Steel Co., Ltd. (i)	182	1,739
Sawai Pharmaceutical Co., Ltd.	225	11,353
Secom Co., Ltd.	300	27,455
Sekisui House Ltd.	600	10,632
Senko Group Holdings Co., Ltd.	796	7,422
Seven & i Holdings Co., Ltd.	500	15,535
Shibaura Electronics Co., Ltd.	100	2,056
Softbank Corp.	2,800	31,288
Sony Corp.	400	30,657
Sugi Holdings Co., Ltd.	200	14,141
Sumitomo Corp.	2,400	28,931
Sumitomo Densetsu Co., Ltd.	200	4,702
Sumitomo Mitsui Financial Group, Inc.	1,100	30,757
Sumitomo Rubber Industries Ltd.	1,000	9,289
Sushiro Global Holdings Ltd.	600	15,261
Suzuken Co., Ltd.	300	11,443
Takasago Thermal Engineering Co., Ltd.	597	8,574
Takeda Pharmaceutical Co., Ltd.	800	28,594
Tokyo Electron Ltd.	100	26,125
Tokyo Gas Co., Ltd.	400	9,128
Towa Pharmaceutical Co., Ltd.	214	4,295
Toyo Seikan Group Holdings Ltd.	400	3,957
Toyo Suisan Kaisha Ltd.	300	15,842
Toyota Motor Corp.	651	43,207
Tsuruha Holdings, Inc.	100	14,177
Tv Tokyo Holdings Corp.	166	3,796
Yurtec Corp.	132	810

		1,230,238

Korea (Republic of)—0.6%
CJ CheilJedang Corp.	19	6,413
CJ Corp.	79	5,486
Daelim Industrial Co., Ltd.	200	13,219
Doosan Bobcat, Inc.	265	6,117
GS Holdings Corp.	393	10,405
Hana Financial Group, Inc.	314	7,543
HDC Hyundai Development Co-Engineering & Construction	1	18
KB Financial Group, Inc.	394	12,687
KC Co., Ltd.	70	1,422
KC Tech Co., Ltd.	103	1,997
Kia Motors Corp.	368	14,758
KT Corp.	80	1,565
KT&G Corp.	123	8,687
LG Innotek Co., Ltd.	38	5,015
Macquarie Korea Infrastructure Fund	731	6,870
NCSoft Corp.	22	15,161
POSCO	75	12,556
Posco International Corp.	457	5,218
Samsung Card Co., Ltd.	451	10,889
Samsung Electronics Co., Ltd.	306	15,191
Samsung Electronics Co., Ltd. GDR	30	38,038
Shinhan Financial Group Co., Ltd.	652	15,296
SK Hynix, Inc.	327	23,440
SK Telecom Co., Ltd.	91	18,499
Woori Financial Group, Inc.	1,946	14,229

		270,719

Malaysia—0.1%
Axis Real Estate Investment Trust REIT	4,100	2,131
Bermaz Auto Bhd.	3,500	1,167
Hong Leong Bank Bhd.	1,700	6,168
KNM Group Bhd. (i)	31,700	1,422
Malayan Banking Bhd.	5,200	9,046
MBM Resources BHD	7,800	5,975
MISC Bhd.	2,100	3,800

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	87

Schedule of Investments

September 30, 2020

	Shares	Value
Tenaga Nasional Bhd.	2,700	$6,832
TIME dotCom Bhd.	1,900	5,491

		42,032

Mexico—0.1%
Alfa S.A.B de C.V., Class A	10,100	6,262
Alpek S.A.B de C.V.	7,700	5,363
Banco del Bajio S.A. (b)(i)	3,200	2,397
Grupo Financiero Banorte S.A.B de C.V., Class O (i)	3,100	10,742
Grupo Lala S.A.B de C.V.	4,496	2,739
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (b)	5,300	6,510
Qualitas Controladora S.A.B. de C.V.	1,400	5,280

		39,293

Morocco—0.0%
Cosumar	136	2,810
Douja Promotion Groupe Addoha S.A. (i)	1,239	780

		3,590

Netherlands—0.5%
Aegon NV	2,593	6,711
AerCap Holdings NV (i)	161	4,056
Airbus SE (i)	234	16,971
ASM International NV	118	16,914
ASML Holding NV	115	42,478
ASR Nederland NV	560	18,835
Coca-Cola European Partners PLC	133	5,162
Koninklijke Ahold Delhaize NV	1,787	52,820
NN Group NV	396	14,844
Signify NV (b)(i)	288	10,652
VEON Ltd. ADR	3,730	4,700
Wolters Kluwer NV	243	20,728

		214,871

New Zealand—0.2%
a2 Milk Co., Ltd. (i)	1,347	13,709
Air New Zealand Ltd. (i)	5,568	5,079
Arvida Group Ltd.	3,328	3,740
Fisher & Paykel Healthcare Corp. Ltd.	786	17,348
Kiwi Property Group Ltd. REIT	1,590	1,120
Meridian Energy Ltd.	6,733	22,144
Summerset Group Holdings Ltd.	1,441	8,618

		71,758

Norway—0.1%
Avance Gas Holding Ltd. (b)	3,418	9,218
Frontline Ltd.	1,133	7,460
Orkla ASA	1,499	15,129
Sparebanken Vest	966	6,506
TGS NOPEC Geophysical Co ASA	576	7,030
Yara International ASA	344	13,237

		58,580

Peru—0.0%
Ferreycorp SAA	7,075	3,436

Philippines—0.0%
Globe Telecom, Inc.	70	3,003
PLDT, Inc.	125	3,435

		6,438

Poland—0.1%
Asseco Poland S.A.	406	7,299
Ciech S.A. (i)	206	1,460
TEN Square Games S.A.	95	14,134

		22,893

Portugal—0.0%
Jeronimo Martins SGPS S.A.	757	12,173

	Shares	Value
REN—Redes Energeticas Nacionais SGPS S.A.	627	$1,743

		13,916

Singapore—0.2%
Accordia Golf Trust UNIT (d)(f)	4,600	2,447
CapitaLand Mall Trust REIT	8,500	12,098
China Aviation Oil Singapore Corp. Ltd.	8,800	6,034
ComfortDelGro Corp. Ltd.	4,200	4,365
Fortune Real Estate Investment Trust REIT	8,000	6,735
Frasers Logistics & Commercial Trust REIT	9,700	9,932
Keppel DC REIT	3,500	7,481
Mapletree Commercial Trust REIT	5,401	7,759
Oversea-Chinese Banking Corp., Ltd.	1,100	6,841
Sheng Siong Group Ltd.	1,900	2,246
Singapore Airlines Ltd.	2,100	5,374
Sino Grandness Food Industry Group Ltd. (i)	25,900	404
Yangzijiang Shipbuilding Holdings Ltd.	7,000	5,113

		76,829

South Africa—0.2%
Anglo American Platinum Ltd.	204	14,124
Astral Foods Ltd.	984	7,718
Gold Fields Ltd.	1,465	17,922
Impala Platinum Holdings Ltd.	1,533	13,320
MTN Group Ltd.	2,596	8,710
Nedbank Group Ltd.	1,039	6,217
Old Mutual Ltd.	11,523	7,103
Sibanye Stillwater Ltd.	2,820	7,826

		82,940

Spain—0.3%
Banco Santander S.A.	8,047	15,010
Ebro Foods S.A.	211	4,913
Iberdrola S.A.	4,116	50,662
Lar Espana Real Estate Socimi S.A. REIT	137	632
Mapfre S.A.	8,896	13,957
Mediaset Espana Comunicacion S.A. (i)	1,102	4,081
Neinor Homes S.A. (b)(i)	694	8,872
Repsol S.A.	1,488	10,052
Telefonica S.A.	5,514	18,889

		127,068

Sweden—0.2%
Arjo AB, Class B	933	5,777
Atlas Copco AB, Class A	425	20,263
Castellum AB	299	6,792
Essity AB, Class B (i)	510	17,218
L E Lundbergforetagen AB, Class B (i)	398	19,665
Peab AB, Class B	211	2,114
Saab AB, Class B (i)	482	14,172
Skanska AB, Class B (i)	784	16,557

		102,558

Switzerland—1.1%
Allreal Holding AG (i)	53	11,419
Amcor PLC	51	563
Baloise Holding AG	62	9,128
Banque Cantonale Vaudoise	37	3,755
Barry Callebaut AG	5	11,137
BKW AG	16	1,704
Cembra Money Bank AG	75	8,902
Galenica AG (b)	83	5,771
Givaudan S.A.	7	30,225
Intershop Holding AG	5	3,230
LafargeHolcim Ltd. (i)	343	15,613

	Shares	Value
Nestle S.A.	651	$77,477
Novartis AG	547	47,493
PSP Swiss Property AG	58	7,006
Roche Holding AG	323	110,641
Sonova Holding AG (i)	92	23,314
Swiss Life Holding AG	90	34,055
Swiss Prime Site AG (i)	143	12,987
Swiss Re AG	178	13,204
Swisscom AG	16	8,476
UBS Group AG	2,921	32,636
VAT Group AG (b)(i)	24	4,578
Zurich Insurance Group AG	106	36,964

		510,278

Taiwan—1.5%
Asia Cement Corp.	13,000	18,731
Cathay Financial Holding Co., Ltd.	10,000	13,387
Cheng Loong Corp.	4,000	4,376
China Motor Corp. (i)	2,000	2,913
Compal Electronics, Inc.	17,000	11,243
CTBC Financial Holding Co., Ltd.	17,000	10,861
E.Sun Financial Holding Co., Ltd.	41,028	36,539
First Financial Holding Co., Ltd.	86,851	61,979
Formosa Petrochemical Corp.	2,900	8,048
Formosa Plastics Corp.	1,900	5,191
Fubon Financial Holding Co., Ltd.	10,000	14,551
Fulgent Sun International Holding Co., Ltd.	4,000	15,130
Getac Technology Corp.	6,000	9,498
Global Mixed Mode Technology, Inc.	2,000	10,570
Great Wall Enterprise Co., Ltd.	3,450	5,056
HannStar Display Corp. (i)	27,000	7,985
Hon Hai Precision Industry Co., Ltd.	9,200	24,734
Hua Nan Financial Holdings Co., Ltd.	28,953	17,750
Lien Hwa Industrial Holdings Corp.	17,110	23,624
Mega Financial Holding Co., Ltd.	9,000	8,687
Pegatron Corp.	5,000	11,102
Pou Chen Corp.	8,000	7,266
Powertech Technology, Inc.	7,000	21,051
Realtek Semiconductor Corp.	2,000	25,637
Sinbon Electronics Co., Ltd.	2,000	12,451
Taichung Commercial Bank Co., Ltd.	39,294	14,571
Taiwan Cement Corp.	15,750	22,660
Taiwan Fertilizer Co., Ltd.	1,000	1,759
Taiwan PCB Techvest Co., Ltd.	2,000	2,726
Taiwan Semiconductor Manufacturing Co., Ltd.	2,000	30,088
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	831	67,369
Tripod Technology Corp.	3,000	11,499
Uni-President Enterprises Corp.	4,000	8,663
United Microelectronics Corp. ADR	4,951	23,715
United Renewable Energy Co., Ltd. (i)	3,340	1,345
Wisdom Marine Lines Co., Ltd. (i)	2,118	1,600
Wistron Corp.	9,000	9,334
WT Microelectronics Co., Ltd.	1,707	2,231
Yuanta Financial Holding Co., Ltd.	114,400	70,829

		656,749

Thailand—0.0%
Bangchak Corp. PCL (d)(f)	5,500	2,611
Thanachart Capital PCL (d)(f)	4,000	3,682

		6,293

Turkey—0.1%
Dogus Otomotiv Servis ve Ticaret AS	909	1,820
Tupras Turkiye Petrol Rafinerileri AS (i)	58	595
Turkcell Iletisim Hizmetleri AS	8,079	15,747

88	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Shares	Value
Turkiye Garanti Bankasi AS (i)	8,067	$7,373
Turkiye Sinai Kalkinma Bankasi AS (i)	34,966	5,025

		30,560

United Kingdom—0.7%
Airtel Africa PLC (b)	9,233	6,933
Anglo American PLC	1,066	25,790
Aviva PLC	2,238	8,280
BAE Systems PLC	3,483	21,631
Barratt Developments PLC	1,790	10,978
Berkeley Group Holdings PLC	101	5,506
Bovis Homes Group PLC	768	5,628
BT Group PLC	13,555	17,169
Diageo PLC	184	6,320
Diversified Gas & Oil PLC	5,445	7,371
Gamma Communications PLC	373	7,942
Highland Gold Mining Ltd.	1,665	6,432
IHS Markit Ltd.	210	16,487
J Sainsbury PLC	8,532	21,007
JD Sports Fashion PLC	2,210	23,069
Keller Group PLC	1,261	9,909
Legal & General Group PLC	5,118	12,485
M&G PLC	3,176	6,528
Micro Focus International PLC (i)	2,166	6,886
Mitchells & Butlers PLC (i)	3,728	6,502
Primary Health Properties PLC REIT	1,707	3,267
Rio Tinto PLC	488	29,364
Royal Dutch Shell PLC, Class A	832	10,386
Royal Dutch Shell PLC, Class A	314	3,959
Royal Dutch Shell PLC, Class B	897	10,878
Unilever PLC	272	16,770
Valaris PLC (i)	195	17
Virgin Money UK PLC (i)	1,098	1,035
Vodafone Group PLC	16,871	22,361

		330,890

United States—16.6%
3M Co.,	172	27,551
Abbott Laboratories	413	44,947
AbbVie, Inc.	650	56,933
Accenture PLC, Class A	53	11,977
ACCO Brands Corp.	1,980	11,484
Activision Blizzard, Inc.	452	36,589
Adobe, Inc. (i)	157	76,998
ADT, Inc.	2,396	19,575
AES Corp.	494	8,946
Aflac, Inc.	933	33,915
AGNC Investment Corp. REIT	3,053	42,467
Air Lease Corp.	309	9,091
Air Products and Chemicals, Inc.	91	27,105
Akamai Technologies, Inc. (i)	234	25,866
Alleghany Corp.	19	9,889
Allstate Corp.	693	65,239
Ally Financial, Inc.	531	13,312
Alphabet, Inc., Class A (i)	63	92,333
Alphabet, Inc., Class C (i)	63	92,585
Amazon.com, Inc. (i)	77	242,452
Amdocs Ltd.	150	8,612
Ameren Corp.	191	15,104
American Electric Power Co., Inc.	241	19,697
American Equity Investment Life Holding Co.	442	9,720
American Financial Group, Inc.	353	23,644
American Tower Corp. REIT	25	6,043
Ameriprise Financial, Inc.	108	16,644
Amgen, Inc.	215	54,644
Analog Devices, Inc.	252	29,418
Annaly Capital Management, Inc. REIT	1,887	13,435
Anthem, Inc.	195	52,375
Anworth Mortgage Asset Corp. REIT	837	1,373
Apple, Inc.	3,602	417,148
Applied Materials, Inc.	459	27,288
AT&T, Inc.	2,894	82,508

	Shares	Value
Atmos Energy Corp.	22	$2,103
Automatic Data Processing, Inc.	120	16,739
AutoZone, Inc. (i)	23	27,086
AvalonBay Communities, Inc. REIT	64	9,558
Bank of America Corp.	1,813	43,675
Berkshire Hathaway, Inc., Class B (i)	46	9,795
Best Buy Co., Inc.	275	30,605
Biogen, Inc. (i)	107	30,354
Bloom Energy Corp., Class A (i)	607	10,908
Booz Allen Hamilton Holding Corp.	200	16,596
Bright Horizons Family Solutions, Inc. (i)	73	11,099
Bristol-Myers Squibb Co.	1,271	76,629
Broadcom, Inc.	118	42,990
Cadence Design Systems, Inc. (i)	316	33,695
Campbell Soup Co.	171	8,271
Cardinal Health, Inc.	629	29,532
Carrier Global Corp.	916	27,975
Casey’s General Stores, Inc.	36	6,395
Cboe Global Markets, Inc.	55	4,826
CBTX, Inc.	103	1,683
Centene Corp. (i)	583	34,006
CenturyLink, Inc.	2,622	26,456
Chemed Corp.	20	9,607
Chevron Corp.	454	32,688
Chimera Investment Corp. REIT	353	2,895
Church & Dwight Co., Inc.	210	19,679
Cigna Corp.	187	31,680
Cincinnati Financial Corp.	154	12,007
Cisco Systems, Inc.	1,324	52,152
Citigroup, Inc.	563	24,271
Citizens Financial Group, Inc.	388	9,809
Citrix Systems, Inc.	208	28,644
CMS Energy Corp.	192	11,791
CNA Financial Corp.	420	12,596
Coca-Cola Co.	442	21,822
Computer Programs & Systems, Inc.	458	12,645
Conagra Brands, Inc.	351	12,534
Consolidated Edison, Inc.	495	38,511
Costco Wholesale Corp.	185	65,675
Crown Castle International Corp. REIT	34	5,661
CVS Health Corp.	1,031	60,210
Danaher Corp.	173	37,252
DaVita, Inc. (i)	213	18,243
Delta Air Lines, Inc.	423	12,935
DexCom, Inc. (i)	64	26,383
Diamond S Shipping, Inc. (i)	642	4,411
Dollar General Corp.	321	67,288
Dover Corp.	195	21,126
DR Horton, Inc.	350	26,470
Dropbox, Inc., Class A (i)	542	10,439
DTE Energy Co.	155	17,831
Duke Energy Corp.	732	64,826
Eastman Chemical Co.	180	14,062
eBay, Inc.	424	22,090
Edwards Lifesciences Corp. (i)	373	29,773
Electronic Arts, Inc. (i)	164	21,387
Eli Lilly and Co.	529	78,303
Ellington Financial, Inc. REIT	34	417
Encompass Health Corp.	126	8,187
Ennis, Inc.	150	2,616
Entergy Corp.	176	17,341
Equinix, Inc. REIT	32	24,324
Equity Commonwealth REIT	210	5,592
Equity LifeStyle Properties, Inc. REIT	147	9,011
Equity Residential REIT	328	16,836
Essex Property Trust, Inc. REIT	58	11,646
Exelon Corp.	205	7,331
Exponent, Inc.	95	6,843
Exxon Mobil Corp.	878	30,142
Facebook, Inc., Class A (i)	299	78,308
Fidelity National Information Services, Inc.	195	28,706
First NBC Bank Holding Co. (i)	1,041	39

	Shares	Value
Fiserv, Inc. (i)	144	$14,839
Fortinet, Inc. (i)	188	22,148
frontdoor, Inc. (i)	203	7,899
FTI Consulting, Inc. (i)	143	15,154
General Mills, Inc.	308	18,997
General Motors Co.	941	27,844
H&E Equipment Services, Inc.	341	6,704
Hartford Financial Services Group, Inc.	825	30,409
Herc Holdings, Inc. (i)	192	7,605
Hershey Co.	137	19,638
Hewlett Packard Enterprise Co.	1,474	13,811
Honeywell International, Inc.	244	40,165
HP, Inc.	1,559	29,605
Humana, Inc.	95	39,320
Insight Enterprises, Inc. (i)	12	679
Intel Corp.	1,371	70,990
InterDigital, Inc.	240	13,694
Intuit, Inc.	37	12,070
Intuitive Surgical, Inc. (i)	28	19,867
Johnson & Johnson	815	121,337
Johnson Controls International PLC	619	25,286
JPMorgan Chase & Co.	581	55,933
Kellogg Co.	62	4,005
Kimberly-Clark Corp.	404	59,655
Kinder Morgan, Inc.	1,532	18,890
KLA Corp.	92	17,824
Kroger Co.	1,157	39,234
L3Harris Technologies, Inc.	397	67,426
Laboratory Corp. of America Holdings (i)	68	12,802
Lam Research Corp.	89	29,526
Leidos Holdings, Inc.	396	35,303
Lockheed Martin Corp.	80	30,662
Lowe’s Cos., Inc.	338	56,061
LyondellBasell Industries NV, Class A	216	15,226
ManTech International Corp., Class A	91	6,268
MarketAxess Holdings, Inc.	33	15,892
Marsh & McLennan Cos., Inc.	57	6,538
Masco Corp.	187	10,309
Mastercard, Inc., Class A	215	72,707
McDonald’s Corp.	403	88,454
McGrath RentCorp	360	21,452
Merck & Co., Inc.	996	82,618
Methode Electronics, Inc.	304	8,664
MetLife, Inc.	723	26,874
Micron Technology, Inc. (i)	524	24,607
Microsoft Corp.	1,458	306,661
Molson Coors Brewing Co., Class B	205	6,880
Mondelez International, Inc., Class A	673	38,664
Morgan Stanley	656	31,718
Motorola Solutions, Inc.	88	13,799
MSCI, Inc.	63	22,477
MYR Group, Inc. (i)	195	7,250
Nasdaq, Inc.	167	20,493
Newell Brands, Inc.	1,083	18,584
Newmont Corp.	731	46,382
NextEra Energy, Inc.	166	46,075
NIKE, Inc., Class B	340	42,684
Northrop Grumman Corp.	42	13,251
NVIDIA Corp.	185	100,126
NVR, Inc. (i)	12	48,997
O’Reilly Automotive, Inc. (i)	103	47,491
Old Republic International Corp.	407	5,999
OneMain Holdings, Inc.	290	9,062
Oracle Corp.	523	31,223
Otis Worldwide Corp.	485	30,274
Paychex, Inc.	146	11,646
PayPal Holdings, Inc. (i)	261	51,425
PepsiCo, Inc.	237	32,848
Pfizer, Inc.	2,003	73,510
Phillips 66	213	11,042
Photronics, Inc. (i)	1,122	11,175

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	89

Schedule of Investments

September 30, 2020

	Shares	Value
Pinnacle West Capital Corp.	140	$10,437
Popular, Inc.	291	10,555
Portland General Electric Co.	131	4,651
Procter & Gamble Co.	916	127,315
Progressive Corp.	527	49,891
Prospect Capital Corp.	1,416	7,122
Prudential Financial, Inc.	302	19,183
PS Business Parks, Inc. REIT	43	5,263
Public Storage REIT	7	1,559
QCR Holdings, Inc.	33	905
Qorvo, Inc. (i)	234	30,188
QUALCOMM, Inc.	357	42,012
Quest Diagnostics, Inc.	108	12,365
Raytheon Technologies Corp.	104	5,984
Realty Income Corp. REIT	171	10,388
Regeneron Pharmaceuticals, Inc. (i)	42	23,511
Reinsurance Group of America, Inc.	193	18,372
RenaissanceRe Holdings Ltd.	130	22,066
Renewable Energy Group, Inc. (i)	631	33,708
Republic Services, Inc.	402	37,527
Ross Stores, Inc.	211	19,691
S&P Global, Inc.	33	11,900
ScanSource, Inc. (i)	295	5,850
Schweitzer-Mauduit International, Inc.	184	5,592
Sherwin-Williams Co.,	40	27,870
Skyworks Solutions, Inc.	157	22,843
Southern Co.	273	14,802
SP Plus Corp. (i)	218	3,913
Star Group L.P.	1,380	13,455
Starbucks Corp.	651	55,934
State Street Corp.	366	21,715
Steel Dynamics, Inc.	733	20,986
STORE Capital Corp. REIT	64	1,756
Stryker Corp.	156	32,506
Sykes Enterprises, Inc. (i)	261	8,929
Synchrony Financial	635	16,618
Synopsys, Inc. (i)	161	34,451
Sysco Corp.	222	13,813
T-Mobile U.S., Inc. (i)	158	18,069
Target Corp.	378	59,505
TD Ameritrade Holding Corp.	443	17,343
Teradyne, Inc.	224	17,799
Thermo Fisher Scientific, Inc.	104	45,918
TJX Cos., Inc.	368	20,479
Tyson Foods, Inc., Class A	441	26,231
United Therapeutics Corp. (i)	69	6,969
UnitedHealth Group, Inc.	256	79,813
Unum Group	593	9,980
Valley National Bancorp	201	1,377
Veeva Systems, Inc., Class A (i)	152	42,741
Verizon Communications, Inc.	1,873	111,425
Vertex Pharmaceuticals, Inc. (i)	129	35,103
Visa, Inc., Class A	289	57,791
Vistra Corp.	697	13,145
Vulcan Materials Co.	157	21,280
Walgreens Boots Alliance, Inc.	326	11,710
Walmart, Inc.	525	73,453
Walt Disney Co.	48	5,956
Waste Management, Inc.	504	57,038
Waterstone Financial, Inc.	258	3,996
WEC Energy Group, Inc.	429	41,570
WestRock Co.	478	16,606
Xcel Energy, Inc.	636	43,890
Zoetis, Inc.	109	18,025

		7,520,483

Total Common Stock (cost—$11,250,151)		14,028,286

	Principal Amount (000s)	Value

Corporate Bonds & Notes—29.3%

Australia—0.6%
Australia & New Zealand Banking Group Ltd., (converts to FRN on 7/22/25) (a)(b)(h),
2.95%, 7/22/30	$155	$160,627
Westpac Banking Corp., (converts to FRN on 2/4/25) (h),
2.894%, 2/4/30	105	108,410

		269,037

Belgium—0.1%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	35	39,161

Canada—0.1%
Cenovus Energy, Inc.,
3.00%, 8/15/22	35	34,259
3.80%, 9/15/23	20	19,331

		53,590

Ireland—0.1%
AerCap Ireland Capital DAC,
3.15%, 2/15/24	45	44,657
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/26	30	33,392

		78,049

Japan—0.1%
Takeda Pharmaceutical Co., Ltd.,
3.025%, 7/9/40	40	41,797

Norway—0.1%
Aker BP ASA (a)(b),
2.875%, 1/15/26	27	26,766

Puerto Rico—0.5%
Popular, Inc.,
6.125%, 9/14/23	210	222,315

Switzerland—0.2%
Credit Suisse Group AG, (converts to FRN on 8/21/26) (a)(b)(e)(h),
6.375%, 8/21/26	80	85,567

United Kingdom—0.3%
BAE Systems PLC (a)(b),
3.40%, 4/15/30	80	89,778
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (e)(h),
7.50%, 9/27/25	40	42,618

		132,396

United States—27.2%
3M Co.,
3.125%, 9/19/46	50	54,598
AbbVie, Inc. (a)(b),
3.85%, 6/15/24	90	98,725
Air Products and Chemicals, Inc.,
1.50%, 10/15/25	45	46,639
2.80%, 5/15/50	22	23,232
Alabama Power Co.,
2.80%, 4/1/25	185	198,931
4.10%, 1/15/42	120	140,472
Alleghany Corp.,
3.625%, 5/15/30	25	28,172
Amazon.com, Inc.,
2.50%, 6/3/50	40	40,795
2.70%, 6/3/60	19	19,600
American Express Co.,
2.50%, 7/30/24	55	58,427
8.15%, 3/19/38	90	145,935
American International Group, Inc.,
3.75%, 7/10/25	100	112,190
American Tower Corp.,
1.875%, 10/15/30	75	74,252
4.00%, 6/1/25	170	191,387

	Principal Amount (000s)	Value
Anheuser- Busch InBev Finance, Inc.,
4.00%, 1/17/43	$145	$159,273
Arizona Public Service Co.,
5.50%, 9/1/35	95	129,362
AT&T, Inc.,
3.10%, 2/1/43	68	66,520
3.50%, 9/15/53 (a)(b)	85	82,350
4.10%, 2/15/28	115	133,020
Athene Global Funding (a)(b),
2.45%, 8/20/27	50	51,437
2.55%, 6/29/25	80	82,537
Bank of America Corp. (h),
0.981%, 9/25/25 (converts to FRN on 9/25/24)	125	125,107
2.881%, 4/24/23 (converts to FRN on 4/24/22)	160	165,474
4.33%, 3/15/50 (converts to FRN on 3/15/49)	35	44,782
Belrose Funding Trust (a)(b),
2.33%, 8/15/30	40	39,753
Berkshire Hathaway Energy Co. (a)(b),
4.25%, 10/15/50	8	10,017
Berkshire Hathaway Finance Corp.,
4.25%, 1/15/49	35	45,452
Boeing Co.,
4.875%, 5/1/25	80	87,369
5.04%, 5/1/27	70	77,190
5.705%, 5/1/40	7	8,165
5.93%, 5/1/60	15	18,559
Boston Gas Co. (a)(b),
3.15%, 8/1/27	100	113,137
Broadcom, Inc.,
4.15%, 11/15/30	90	100,855
4.70%, 4/15/25	160	181,177
Charter Communications Operating LLC,
3.75%, 2/15/28	100	110,698
4.908%, 7/23/25	95	109,698
Cigna Corp.,
4.125%, 11/15/25	65	74,525
4.80%, 8/15/38	35	43,500
Citigroup, Inc.,
2.976%, 11/5/30 (converts to FRN on 11/5/29) (h)	25	27,011
4.65%, 7/30/45	25	32,710
4.70%, 1/30/25 (converts to FRN on 1/30/25) (e)(h)	29	28,099
Columbia Pipeline Group, Inc.,
5.80%, 6/1/45	65	84,908
Comcast Corp.,
3.20%, 7/15/36	85	94,157
3.75%, 4/1/40	26	30,510
Comerica, Inc.,
3.70%, 7/31/23	40	43,328
5.625%, 7/1/25 (converts to FRN on 10/1/25) (e)(h)	50	52,972
Commonwealth Edison Co.,
5.90%, 3/15/36	30	43,242
Consolidated Edison Co. of New York, Inc., Ser. 06-E,
5.70%, 12/1/36	5	6,793
Crown Castle International Corp.,
3.25%, 1/15/51	45	44,715
4.00%, 3/1/27	65	73,929
CSX Corp.,
4.75%, 5/30/42	30	38,307
CVS Health Corp.,
2.70%, 8/21/40	60	57,386
4.30%, 3/25/28	32	37,469
4.78%, 3/25/38	45	54,491
CyrusOne LP,
2.15%, 11/1/30	45	44,012
Delta Air Lines, Inc. (a)(b),
4.50%, 10/20/25	46	47,236
7.00%, 5/1/25	45	49,473

90	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (e)(h),
5.50%, 10/30/27	$45	$42,966
Discovery Communications LLC (a)(b),
4.00%, 9/15/55	88	89,240
DTE Electric Co.,
5.70%, 10/1/37	20	27,189
6.625%, 6/1/36, Ser. A	10	14,641
DTE Energy Co.,
2.95%, 3/1/30	60	64,610
Duke Energy Ohio, Inc.,
4.30%, 2/1/49	40	50,734
Duke Energy Progress LLC,
6.125%, 9/15/33	20	27,677
Edison International,
2.95%, 3/15/23	35	35,930
4.95%, 4/15/25	25	27,455
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	167	232,369
Energy Transfer Operating L.P.,
4.75%, 1/15/26	65	69,362
6.50%, 2/1/42	35	36,653
7.125%, 5/15/30 (converts to FRN on 5/15/30) (e)(h)	90	71,212
Equinix, Inc.,
1.00%, 9/15/25	90	89,264
Eversource Energy, Ser. K,
2.75%, 3/15/22	85	87,636
First Horizon Bank,
5.75%, 5/1/30	84	95,011
First Horizon National Corp.,
4.00%, 5/26/25	147	159,954
First Maryland Capital II, 3 mo. LIBOR + 0.850% (h),
1.101%, 2/1/27	25	23,188
Fiserv, Inc.,
4.40%, 7/1/49	15	18,799
Five Corners Funding Trust II (a)(b),
2.85%, 5/15/30	58	62,590
Ford Motor Credit Co. LLC,
3.813%, 10/12/21	185	185,809
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (e)(h),
5.00%, 1/21/21	55	43,587
General Motors Co.,
4.875%, 10/2/23	90	98,080
General Motors Financial Co., Inc.,
3.55%, 7/8/22	95	98,284
5.70%, 9/30/30, Ser. C (converts to FRN on 9/30/30) (e)(h)	15	15,094
Georgia Power Co., Ser. B,
3.70%, 1/30/50	10	11,210
Gilead Sciences, Inc.,
2.60%, 10/1/40	58	58,003
Harborwalk Funding Trust, (converts to FRN on 2/15/49) (a)(b)(h),
5.077%, 2/15/69	150	184,863
Hess Corp.,
4.30%, 4/1/27	50	52,219
7.125%, 3/15/33	65	78,300
Huntington Bancshares, Inc., (converts to FRN on 10/15/30) (e)(h),
5.625%, 7/15/30	35	38,588
Huntington Capital Trust I, 3 mo. LIBOR + 0.700% (h),
0.961%, 2/1/27	105	96,495
Intel Corp.,
3.10%, 2/15/60	35	37,816
Intercontinental Exchange, Inc.,
2.65%, 9/15/40	45	45,081
International Business Machines Corp.,
1.70%, 5/15/27	60	61,959
2.95%, 5/15/50	90	92,876
Jersey Central Power & Light Co.,
6.15%, 6/1/37	110	149,180

	Principal Amount (000s)	Value
Johnson & Johnson,
2.45%, 9/1/60	$45	$45,121
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (h),
1.201%, 2/2/37	180	154,350
Kansas City Southern,
3.50%, 5/1/50	40	41,478
4.20%, 11/15/69	35	37,449
Kinder Morgan Energy Partners L.P.,
7.50%, 11/15/40	40	54,047
Kinder Morgan, Inc.,
4.30%, 6/1/25	65	73,233
L3Harris Technologies, Inc.,
3.95%, 5/28/24	105	115,363
4.40%, 6/15/28	90	107,531
Leidos, Inc.,
3.625%, 5/15/25 (a)(b)	89	98,805
4.375%, 5/15/30 (a)(b)	26	30,455
7.125%, 7/1/32	8	10,344
Lincoln National Corp., 3 mo. LIBOR + 2.358% (h),
2.638%, 5/17/66	60	43,200
Litton Industries, Inc.,
7.75%, 3/15/26	20	26,476
Lockheed Martin Corp.,
1.85%, 6/15/30	20	20,767
2.80%, 6/15/50	8	8,364
Loews Corp.,
3.20%, 5/15/30	17	18,986
Marathon Petroleum Corp.,
5.85%, 12/15/45	60	68,991
Marriott International, Inc.,
5.75%, 5/1/25	159	177,615
Massachusetts Institute of Technology,
5.60%, 7/1/11	30	53,049
MetLife, Inc. (a)(b),
9.25%, 4/8/38	95	144,173
Metropolitan Life Insurance Co. (a)(b),
7.80%, 11/1/25	130	170,078
Microsoft Corp.,
2.525%, 6/1/50	100	104,564
National Rural Utilities Cooperative Finance Corp.,
1.35%, 3/15/31	155	154,336
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	40	49,076
Niagara Mohawk Power Corp. (a)(b),
1.96%, 6/27/30	45	46,264
NiSource, Inc.,
1.70%, 2/15/31	40	39,236
3.49%, 5/15/27	100	111,574
Noble Energy, Inc.,
5.25%, 11/15/43	15	19,821
6.00%, 3/1/41	15	20,937
Northrop Grumman Corp.,
3.20%, 2/1/27	100	111,660
4.03%, 10/15/47	10	12,163
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	35	46,481
Oracle Corp.,
2.50%, 4/1/25	90	96,446
3.60%, 4/1/40	55	62,235
3.60%, 4/1/50	35	39,186
Pacific Gas and Electric Co.,
3.75%, 2/15/24	128	133,708
Pennsylvania Electric Co. (a)(b),
3.60%, 6/1/29	27	30,325
4.15%, 4/15/25	32	35,274
PepsiCo, Inc.,
4.45%, 4/14/46	50	66,371
Plains All American Pipeline L.P.,
4.65%, 10/15/25	115	123,553
6.125%, 11/15/22, Ser. B (converts to FRN on 11/15/22) (e)(h)	70	44,495
6.65%, 1/15/37	35	38,115

	Principal Amount (000s)	Value
PPL Electric Utilities Corp.,
5.20%, 7/15/41	$140	$183,738
President & Fellows of Harvard College,
3.15%, 7/15/46	7	8,139
4.875%, 10/15/40	25	35,375
Public Service Co of Colorado,
4.75%, 8/15/41	22	28,877
Raytheon Technologies Corp. (a)(b),
7.00%, 11/1/28	100	138,204
San Diego Gas & Electric Co., Ser. NNN,
3.60%, 9/1/23	250	269,408
Sempra Energy,
3.55%, 6/15/24	65	70,780
3.80%, 2/1/38	20	22,444
4.875%, 10/15/25 (converts to FRN on 10/15/25) (e)(h)	39	40,122
Southern California Edison Co.,
3.70%, 8/1/25, Ser. E	30	33,402
3.90%, 12/1/41	100	104,048
Southern Co., Ser. B, (converts to FRN on 1/15/26) (h),
4.00%, 1/15/51	39	39,121
Southwest Airlines Co.,
5.25%, 5/4/25	95	104,755
State Street Corp., 3 mo. LIBOR + 1.000% (h),
1.25%, 6/15/47	210	176,914
Synchrony Bank,
3.65%, 5/24/21	40	40,613
Synchrony Financial,
3.70%, 8/4/26	45	47,876
4.50%, 7/23/25	63	69,427
T-Mobile USA, Inc. (a)(b),
3.50%, 4/15/25	79	86,654
4.375%, 4/15/40	22	25,770
4.50%, 4/15/50	15	18,013
Target Corp.,
3.90%, 11/15/47	10	13,201
TCI Communications, Inc.,
7.875%, 2/15/26	80	107,939
Time Warner Cable LLC,
4.50%, 9/15/42	30	32,563
6.55%, 5/1/37	70	93,076
Toledo Edison Co.,
6.15%, 5/15/37	4	5,793
Transcontinental Gas Pipe Line Co. LLC (a)(b),
3.25%, 5/15/30	25	27,029
Truist Financial Corp., Ser. Q, (converts to FRN on 9/1/30) (e)(h),
5.10%, 3/1/30	35	37,877
Union Pacific Corp.,
3.75%, 2/5/70	23	25,989
UnitedHealth Group, Inc.,
3.50%, 8/15/39	80	91,940
Universal Health Services, Inc. (a)(b),
2.65%, 10/15/30	27	26,769
Verizon Communications, Inc.,
5.25%, 3/16/37	85	117,825
ViacomCBS, Inc.,
4.20%, 5/19/32	17	19,491
5.25%, 4/1/44	35	41,236
6.25%, 2/28/57 (converts to FRN on 2/28/27) (h)	69	75,881
Virginia Electric & Power Co.,
2.75%, 3/15/23, Ser. C	75	78,456
3.80%, 9/15/47, Ser. B	35	42,464
Visa, Inc.,
1.90%, 4/15/27	95	100,670
2.70%, 4/15/40	20	21,576
Walt Disney Co.,
3.50%, 5/13/40	45	50,965
3.60%, 1/13/51	30	33,831

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	91

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
Wells Fargo & Co.,
5.95%, 12/15/36	$30	$39,145

		12,371,075

Total Corporate Bonds & Notes (cost—$12,957,081)		13,319,753

	Shares

Mutual Fund—9.2%
AllianzGI International Growth (g) (cost—$2,839,681)	191,096	4,190,727

Exchange-Traded Funds—7.4%
Invesco DB Base Metals	30,000	454,200
Invesco DB Gold	32,172	1,781,042
iShares JP Morgan USD Emerging Markets Bond	5,000	554,450
VanEck Vectors J.P. Morgan EM Local Currency Bond	17,500	539,700

Total Exchange-Traded Funds (cost—$3,413,449)		3,329,392

	Principal Amount (000s)

U.S. Treasury Obligations—0.8%
U.S. Treasury Bonds,
0.25%, 8/31/25	$6	5,996
1.25%, 5/15/50	138	130,809
U.S. Treasury Notes,
0.25%, 9/30/25 (k)	145	144,807
0.625%, 8/15/30	90	89,480

Total U.S. Treasury Obligations (cost—$372,411)		371,092

	Shares

Preferred Stock—0.4%

Brazil—0.1%
Banco Bradesco S.A.	2,900	10,023
Cia de Saneamento do Parana	5,700	5,166

	Shares	Value
Cia de Transmissao de Energia Eletrica Paulista	1,400	$5,432
Cia Energetica de Minas Gerais	1,969	3,541
Cia Paranaense de Energia	600	6,625
Petroleo Brasileiro S.A.	3,300	11,523
Telefonica Brasil S.A.	900	6,959

		49,269

Chile—0.0%
Embotelladora Andina S.A., Class B	2,122	4,690

Germany—0.1%
Porsche Automobil Holding SE	258	15,349
Volkswagen AG (i)	105	16,895

		32,244

Korea (Republic of)—0.1%
Samsung Electronics Co., Ltd.	593	25,523

United States—0.1%
Bank of America Corp. (e)	1,253	34,219
Wells Fargo & Co. (e)	1,905	47,892

		82,111

Total Preferred Stock (cost—$191,643)		193,837

	Principal Amount (000s)

Repurchase Agreements—13.9%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $6,306,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $6,432,198 including accrued interest
(cost—$6,306,000)	$6,306	6,306,000

Total Investments (cost—$37,330,416) (c)—91.9%		41,739,087

Other assets less liabilities (j)—8.1%		3,694,856

Net Assets—100.0%		$45,433,943

Notes to Schedule of Investments:

† Actual amount rounds to less than $1 or less than 1 share.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $2,200,985, representing 4.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,342,436, representing 5.2% of net assets.

(c) Securities with an aggregate value of $5,542,452, representing 12.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Fair-Valued—Securities with an aggregate value of $8,740, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Affiliated fund.

(h) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2020.

(i) Non-income producing.

(j) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	2	12/31/20		$400	$442	$170
5-Year U.S. Treasury Note	30	12/31/20		3,000	3,781	3,351
10-Year U.S. Treasury Note	41	12/21/20		4,100	5,721	5,973
Dow Jones U.S. Real Estate Index	17	12/18/20		2	533	(1,208)
E-mini Russell 1000 Index	75	12/18/20		4	4,361	(102,000)
E-mini Russell 1000 Index	16	12/18/20		1	1,745	47,880
Euro Currency	8	12/14/20		1,000	1,174	(8,196)
MSCI EAFE Index	10	12/18/20		1	927	(22,361)
MSCI Emerging Markets Index	64	12/18/20		3	3,483	(38,502)
TOPIX Index	10	12/10/20	JPY	100	1,541	(21,849)
XAE Energy	50	12/18/20		$5	1,549	(3,450)

						$(140,192)

92	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Futures contracts outstanding at September 30, 2020 (continued):
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Short position contracts:
British Pound	(14)	12/14/20		$(875)	$(1,129)	$7,673
Euro-Bund 10-Year Bond	(17)	12/8/20	EUR	(1,700)	(2,941)	(2,092)
Ultra U.S. Treasury Bond	(6)	12/21/20		$(600)	(1,331)	10,025

						$15,606

						$(124,586)

Credit default swaps agreements outstanding at September 30, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
Marriott International, Inc.	$95	1.623%	6/20/25	(1.00)%	Quarterly	$2,292	$1,583	$709
Southwest Airlines Co.	65	1.567%	6/20/25	(1.00)%	Quarterly	1,403	1,650	(247)

						$3,695	$3,233	$462

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Volatility swap agreements outstanding at September 30, 2020:
Over-the-counter total return swap agreements:
Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JP Morgan N.A.	Pay	S&P Index(3)	27.60%	Maturity	11/20/20	$5,000	$—	$(5,943)
UBS AG	Pay	Russell 2000 Index(3)	31.75%	Maturity	10/16/20	5,000	—	15,694

							$—	$9,751

(3) Variance swap

(k) At September 30, 2020, the Fund pledged $2,645,193 in cash as collateral for futures contracts and received $6,746 in cash as collateral for swap contracts. The Fund also pledged U.S. Treasury Obligations valued at $9,714 as collateral for swap contracts.

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	93

Schedule of Investments

September 30, 2020

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

EUR—Euro

FRN—Floating Rate Note

GDR—Global Depositary Receipt

ICE—Intercontinental Exchange

JPY—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TOPIX—Tokyo Stock Price Index

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Fund	9.2%
Exchange-Traded Funds	7.4%
Electric Utilities	6.1%
Banks	6.1%
Insurance	4.0%
Pharmaceuticals	2.9%
Aerospace & Defense	2.3%
Software	2.1%
Media	2.1%
Oil, Gas & Consumable Fuels	2.0%
Pipelines	1.9%
Semiconductors & Semiconductor Equipment	1.7%
Equity Real Estate Investment Trusts (REITs)	1.6%
Diversified Financial Services	1.6%
Technology Hardware, Storage & Peripherals	1.4%
Telecommunications	1.2%
Diversified Telecommunication Services	1.0%
IT Services	1.0%
Internet & Direct Marketing Retail	1.0%
Food & Staples Retailing	0.9%
Healthcare Providers & Services	0.9%
Auto Manufacturers	0.9%
Interactive Media & Services	0.9%
Metals & Mining	0.8%
U.S. Treasury Obligations	0.8%
Food Products	0.8%
Beverages	0.7%
Semiconductors	0.7%
Wireless Telecommunication Services	0.7%
Healthcare Equipment & Supplies	0.7%
Biotechnology	0.7%
Computers	0.6%
Specialty Retail	0.6%
Airlines	0.6%
Capital Markets	0.5%
Household Products	0.5%

Chemicals	0.5%
Construction & Engineering	0.5%
Hotels, Restaurants & Leisure	0.5%
Commercial Services & Supplies	0.5%
Automobiles	0.4%
Household Durables	0.4%
Lodging	0.4%
Trading Companies & Distributors	0.4%
Multi-Line Retail	0.3%
Transportation	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Electronic Equipment, Instruments & Components	0.3%
Multi-Utilities	0.3%
Entertainment	0.3%
Healthcare-Services	0.3%
Construction Materials	0.3%
Industrial Conglomerates	0.2%
Machinery	0.2%
Miscellaneous Manufacturing	0.2%
Commercial Services	0.2%
Real Estate Management & Development	0.2%
Professional Services	0.2%
Communications Equipment	0.2%
Building Products	0.2%
Electrical Equipment	0.2%
Mortgage Real Estate Investment Trusts (REITs)	0.1%
Internet	0.1%
Consumer Finance	0.1%
Healthcare Technology	0.1%
Independent Power Producers & Energy Traders	0.1%
Life Sciences Tools & Services	0.1%
Road & Rail	0.1%
Food & Beverage	0.1%
Personal Products	0.1%
Gas Utilities	0.1%
Transportation Infrastructure	0.1%
Containers & Packaging	0.1%
Real Estate	0.1%
Diversified Consumer Services	0.0%
Retail	0.0%
Marine	0.0%
Paper & Forest Products	0.0%
Tobacco	0.0%
Leisure Equipment & Products	0.0%
Auto Components	0.0%
Energy Equipment & Services	0.0%
Thrifts & Mortgage Finance	0.0%
Water Utilities	0.0%
Distributors	0.0%
Repurchase Agreements	13.9%
Other assets less liabilities	8.1%

100.0%

AllianzGI Global Sustainability Fund

	Shares	Value

Common Stock—91.8%

Australia—1.5%
CSL Ltd.	11,647	$2,405,882

Canada—0.9%
Gibson Energy, Inc.	86,890	1,408,198

Denmark—1.5%
Novo Nordisk A/S, Class B	36,167	2,505,815

France—2.8%
Bureau Veritas S.A. (b)	63,950	1,441,517
Credit Agricole S.A.	125,571	1,095,593
Kering S.A.	3,116	2,066,975

		4,604,085

Germany—6.6%
Adidas AG (b)	12,716	4,106,530
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	12,677	3,222,712
SAP SE	22,137	3,447,132

		10,776,374

Hong Kong—1.2%
AIA Group Ltd.	189,600	1,884,642

Japan—5.4%
Daikin Industries Ltd.	22,400	4,138,942
Keyence Corp.	10,100	4,721,539

		8,860,481

Korea (Republic of)—1.5%
Samsung Electronics Co., Ltd. GDR	1,920	2,434,413

Spain—1.1%
Industria de Diseno Textil S.A.	64,733	1,790,799

Sweden—3.8%
Assa Abloy AB, Class B	98,064	2,292,747
Atlas Copco AB, Class A	80,291	3,828,175

		6,120,922

Switzerland—3.3%
Roche Holding AG	10,699	3,664,841
UBS Group AG	157,360	1,758,168

		5,423,009

United Kingdom—8.3%
AstraZeneca PLC	30,978	3,384,793
Prudential PLC	143,406	2,057,633
Reckitt Benckiser Group PLC	32,696	3,188,031
Royal Dutch Shell PLC, Class B	105,314	1,277,148
Unilever PLC	46,934	2,893,629
Vodafone Group PLC	606,124	803,374

		13,604,608

United States—53.9%
AbbVie, Inc.	22,630	1,982,162
Accenture PLC, Class A	16,069	3,631,433
Adobe, Inc.	12,150	5,958,724
Agilent Technologies, Inc.	46,767	4,720,661
Alphabet, Inc., Class A	2,336	3,423,642
American Express Co.	29,380	2,945,345
Apple, Inc.	71,220	8,247,988
Bright Horizons Family Solutions, Inc.	15,097	2,295,348
Citigroup, Inc.	30,367	1,309,121
Colgate-Palmolive Co.	26,388	2,035,834
Eaton Corp. PLC	22,464	2,292,002
Ecolab, Inc.	14,864	2,970,422
Estee Lauder Cos., Inc., Class A	12,578	2,745,149

94	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Shares	Value
International Flavors & Fragrances, Inc.	21,483	$2,630,593
Intuit, Inc.	14,983	4,887,604
Johnson & Johnson	17,324	2,579,197
Microsoft Corp.	39,441	8,295,626
Mondelez International, Inc., Class A	40,334	2,317,188
S&P Global, Inc.	16,708	6,024,905
Starbucks Corp.	43,666	3,751,783
UnitedHealth Group, Inc.	12,578	3,921,443
Visa, Inc., Class A	31,911	6,381,243
Xylem, Inc.	27,966	2,352,500

		87,699,913

Total Common Stock (cost—$123,945,019)		149,519,141

	Principal Amount (000s)

Repurchase Agreements—2.6%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $4,166,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $4,249,369 including accrued interest
(cost—$4,166,000)	$4,166	4,166,000

Total Investments (cost—$128,111,019) (a)—94.4%		153,685,141

Other assets less liabilities—5.6%		9,109,579

Net Assets—100.0%		$162,794,720

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $60,411,030, representing 37.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Software	13.9%
Pharmaceuticals	7.5%
Technology Hardware, Storage & Peripherals	6.6%
IT Services	6.1%
Capital Markets	4.8%
Insurance	4.4%
Building Products	3.9%
Machinery	3.8%
Textiles, Apparel & Luxury Goods	3.8%
Personal Products	3.5%
Chemicals	3.4%
Household Products	3.2%
Electronic Equipment, Instruments & Components	2.9%
Life Sciences Tools & Services	2.9%
Biotechnology	2.7%
Healthcare Providers & Services	2.4%
Hotels, Restaurants & Leisure	2.3%
Interactive Media & Services	2.1%
Consumer Finance	1.8%
Oil, Gas & Consumable Fuels	1.6%
Banks	1.5%
Food Products	1.4%
Diversified Consumer Services	1.4%
Electrical Equipment	1.4%
Specialty Retail	1.1%
Professional Services	0.9%
Wireless Telecommunication Services	0.5%
Repurchase Agreements	2.6%
Other assets less liabilities	5.6%

100.0%

AllianzGI Green Bond Fund

			Principal Amount (000s)	Value

Corporate Bonds & Notes—89.9%

Brazil—0.4%
Fibria Overseas Finance Ltd.,
5.50%, 1/17/27		$	100	$113,370

British Virgin Islands—0.9%
Talent Yield Euro Ltd.,
1.00%, 9/24/25			200	236,299

China—1.5%
Industrial & Commercial Bank of China Ltd. (d),
3 mo. LIBOR + 0.720%, 0.965%, 4/25/22			200	200,012
3 mo. LIBOR + 0.830%, 1.075%, 4/25/24			200	199,235

				399,247

Czech Republic—3.0%
CPI Property Group S.A.,
1.625%, 4/23/27	€		700	795,633

Denmark—4.2%
Orsted A/S,
1.75%, 12/9/3019 (converts to FRN on 4/16/23) (d)(e)			100	118,050
2.25%, 11/24/3017 (converts to FRN on 5/22/23) (d)(e)			700	847,683
2.50%, 5/16/33	£		100	147,132

				1,112,865

Finland—0.4%
SATO Oyj,
1.375%, 2/24/28		$	100	117,557

France—7.9%
CNP Assurances, (converts to FRN on 7/27/30) (d),
2.00%, 7/27/50	€		500	587,456
Covivio,
1.125%, 9/17/31			100	113,247
Electricite de France S.A.,
3.625%, 10/13/25		$	100	112,110
Engie S.A.,
1.375%, 6/21/39	€		100	126,631
Engie SA, (converts to FRN on 4/16/23) (c)(d),
1.375%, 1/16/23			500	585,981
Paprec Holding S.A.,
4.00%, 3/31/25			400	450,537
Societe Generale S.A., (converts to FRN on 9/22/27) (d),
0.875%, 9/22/28		$	100	116,863

				2,092,825

Germany—3.6%
Commerzbank AG, (converts to FRN on 3/24/25) (d),
0.75%, 3/24/26			100	116,865
Kreditanstalt fuer Wiederaufbau,
0.75%, 9/30/30			200	198,271
Landesbank Baden-Wuerttemberg,
1.125%, 12/8/25			300	391,133
Landesbank Baden-Wuerttemberg,
1.50%, 2/3/25	£		200	264,335

				970,604

Hong Kong—5.6%
CGNPC International Ltd.,
2.75%, 7/2/24		$	300	314,179
MTR Corp CI Ltd,
2.50%, 11/2/26			600	642,322
Swire Properties MTN Financing Ltd,
3.50%, 1/10/28			500	538,959

				1,495,460

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	95

Schedule of Investments

September 30, 2020

			Principal Amount (000s)	Value

India—1.5%
ReNew Power Pvt Ltd.,
5.875%, 3/5/27	$		400	$401,381

Ireland—0.4%
Johnson Controls International PLC,
1.75%, 9/15/30			100	100,968

Italy—3.5%
Assicurazioni Generali SpA,
2.124%, 10/1/30	€		500	589,795
2.429%, 7/14/31			100	118,793
ERG SpA,
0.50%, 9/11/27		$	100	116,983
Mediobanca Banca di Credito Finanziario SpA,
1.00%, 9/8/27			100	117,801

				943,372

Japan—0.8%
Mitsubishi UFJ Financial Group, Inc.,
2.527%, 9/13/23			200	210,498

Korea (Republic of)—2.9%
LG Chem Ltd. (a)(b),
3.25%, 10/15/24			500	537,766
3.625%, 4/15/29			200	221,389

				759,155

Lithuania—0.5%
AB Ignitis Grupe,
2.00%, 7/14/27	€		100	126,269

Luxembourg—1.4%
CPI Property Group S.A.,
2.75%, 5/12/26			300	363,705

Netherlands—10.7%
Cooperatieve Rabobank UA, (converts to FRN on 9/24/25) (d),
1.004%, 9/24/26		$	400	397,778
de Volksbank NV, (converts to FRN on 10/22/25) (d),
1.75%, 10/22/30	€		100	120,486
Digital Dutch Finco BV,
1.00%, 1/15/32		$	100	116,134
EDP Finance BV,
1.71%, 1/24/28			400	398,956
ING Groep NV, (converts to FRN on 7/1/25) (d),
1.40%, 7/1/26			400	404,202
LeasePlan Corp. NV,
3.50%, 4/9/25	€		300	388,300
NXP B.V. (a)(b),
3.40%, 5/1/30		$	250	273,777
OI European Group BV,
2.875%, 2/15/25	€		200	231,506
Telefonica Europe BV, (converts to FRN on 5/5/27) (c)(d),
2.502%, 2/5/27			200	222,490
TenneT Holding BV (c)(d),
2.374%, 7/22/25 (converts to FRN on 10/22/25)			150	178,399
2.995%, 3/1/24 (converts to FRN on 6/1/24)			100	122,185

				2,854,213

Portugal—0.9%
EDP—Energias de Portugal S.A. (d),
1.70%, 7/20/80 (converts to FRN on 2/12/25)			100	112,974
4.496%, 4/30/79 (converts to FRN on 5/11/26)			100	126,819

				239,793

			Principal Amount (000s)	Value

Russian Federation—0.9%
Russian Railways Via RZD Capital PLC,
2.20%, 5/23/27	€		200	$241,891

Spain—5.8%
Banco Bilbao Vizcaya Argentaria S.A., (converts to FRN on 1/15/26) (c)(d),
6.00%, 1/15/26			200	238,161
Banco Santander S.A.,
1.125%, 6/23/27			200	241,411
Bankinter S.A.,
0.625%, 10/6/27			200	229,526
Iberdrola International BV (c)(d),
1.875%, 2/22/23 (converts to FRN on 5/22/23)			600	709,781
3.25%, 11/12/24 (converts to FRN on 5/11/26)			100	125,431

				1,544,310

Sweden—1.7%
Telia Co AB, (converts to FRN on 7/27/30) (d),
1.375%, 5/11/81			400	460,542

United Kingdom—4.1%
Anglian Water Services Financing PLC,
1.625%, 8/10/25	£		400	536,430
Bazalgette Finance PLC,
2.375%, 11/29/27			100	140,017
Cadent Finance PLC,
0.75%, 3/11/32	€		100	117,063
Natwest Group PLC, (converts to FRN on 5/22/23) (d),
2.359%, 5/22/24		$	150	154,029
Northern Powergrid Northeast PLC,
1.875%, 6/16/62	£		100	136,573

				1,084,112

United States—27.3%
Analog Devices, Inc.,
2.95%, 4/1/25		$	100	108,851
Apple, Inc.,
3.00%, 6/20/27			500	562,937
Avangrid, Inc.,
3.20%, 4/15/25			200	220,316
3.80%, 6/1/29			300	346,511
Bank of America Corp. (d),
2.456%, 10/22/25 (converts to FRN on 10/22/24)			500	527,814
3.499%, 5/17/22 (converts to FRN on 5/17/21)			400	407,507
Boston Properties L.P.,
3.40%, 6/21/29			300	326,569
Citigroup, Inc., (converts to FRN on 5/15/23) (d),
1.678%, 5/15/24			350	358,679
DTE Electric Co.,
3.95%, 3/1/49			200	250,986
Duke Energy Carolinas LLC,
3.95%, 11/15/28			100	120,042
Duke Realty L.P.,
2.875%, 11/15/29			400	437,086
Hanwha Energy USA Holdings Corp.,
2.375%, 7/30/22			400	411,406
Interstate Power & Light Co.,
4.10%, 9/26/28			100	118,922
Metropolitan Life Global Funding I, (converts to FRN on 5/15/23) (a)(b),
0.95%, 7/2/25			400	404,020
NextEra Energy Capital Holdings, Inc.,
2.20%, 12/2/26		AUD	300	219,284
Niagara Mohawk Power Corp. (a)(b),
1.96%, 6/27/30		$	200	205,620

			Principal Amount (000s)	Value
Northern States Power Co.,
2.60%, 6/1/51	$		200	$202,864
Public Service Co. of Colorado, Ser. 34,
3.20%, 3/1/50			700	782,748
Southwestern Public Service Co.,
3.15%, 5/1/50			300	323,966
Verizon Communications, Inc.,
1.50%, 9/18/30			400	398,475
Verizon Communications, Inc.,
3.875%, 2/8/29			100	118,219
Welltower, Inc.,
2.70%, 2/15/27			400	422,654

				7,275,476

Total Corporate Bonds & Notes (cost—$22,663,507)				23,939,545

Sovereign Debt Obligations—11.7%

Canada—0.5%
Province of Quebec Canada,
2.60%, 7/6/25		CAD	150	122,920

Chile—3.1%
Chile Government International Bond,
0.83%, 7/2/31	€		200	235,369
1.25%, 1/29/40			500	590,484

				825,853

Korea (Republic of)—3.1%
Export-Import Bank of Korea (d),
0.965%, 3/22/23		$	400	402,736
Korea Electric Power Corp.,
1.125%, 6/15/25			200	201,311
Korea South-East Power Co., Ltd.,
2.125%, 2/3/25			200	209,994

				814,041

Supranational—5.0%
Central American Bank for Economic Integration, 3 mo. LIBOR + 0.850% (d),
1.13%, 11/15/24			750	750,649
Corp Andina de Fomento,
0.625%, 11/20/26	€		200	232,482
European Investment Bank,
0.01%, 11/15/35		$	300	354,815

				1,337,946

Total Sovereign Debt Obligations (cost—$3,015,083)				3,100,760

Total Investments (cost—$25,678,590)—101.6%				27,040,305

Liabilities in excess of other assets (f)—(1.6)%				(418,642)

Net Assets—100.0%				$26,621,663

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $1,642,572, representing 6.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,642,572, representing 6.2% of net assets.

96	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2020.

(e) Hybrid bond.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2020:
Type		Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
	Euro-Bund 10-Year Bond	37	12/8/20	EUR	3,700	$7,571	$29,132

Short position contracts:
	10-Year U.S. Treasury Note	(30)	12/21/20		$(3,000)	$(4,186)	$(4,250)

							$24,882

Forward foreign currency contracts outstanding at September 30, 2020:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2020	Unrealized Depreciation
Sold:
310,000 Australian Dollar settling 12/18/20	State Street Bank London	$219,194	$222,084	$(2,890)
957,000 British Pound settling 12/18/20	State Street Bank London	1,232,185	1,235,478	(3,293)
165,000 Canadian Dollar settling 12/18/20	State Street Bank London	123,393	123,959	(566)
9,170,000 Euro Currency settling 12/18/20	State Street Bank London	10,712,585	10,770,135	(57,550)

				$(64,299)

(g) At September 30, 2020, the Fund pledged $165,443 in cash as collateral for futures contracts.

Glossary:

AUD—Australian Dollar

£—British Pound

CAD—Canadian Dollar

€/EUR—Euro

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	97

Schedule of Investments

September 30, 2020

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Electric Utilities	27.0%
Banks	18.4%
Sovereign Debt Obligations	11.7%
Real Estate	6.8%
Insurance	6.4%
Equity Real Estate Investment Trusts (REITs)	5.3%
Telecommunications	4.5%
Transportation	3.3%
Energy-Alternate Sources	3.1%
Chemicals	2.9%
Water Utilities	2.5%
Computers	2.1%
Environmental Services	1.7%
Diversified Financial Services	1.5%
Semiconductors	1.4%
Utilities	0.9%
Containers & Packaging	0.9%
Independent Power and Renewable Electricity Producers	0.4%
Paper & Forest Products	0.4%
Building Products	0.4%
Liabilities in excess of other assets	(1.6)%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—91.2%

Aerospace & Defense—1.7%
TransDigm, Inc.,
5.50%, 11/15/27	$635	$611,473
Triumph Group, Inc. (a)(b),
6.25%, 9/15/24	440	375,329
8.875%, 6/1/24	485	517,737

		1,504,539

Airlines—0.9%
American Airlines, Inc. (a)(b),
11.75%, 7/15/25	370	357,696
Delta Air Lines, Inc.,
7.375%, 1/15/26	410	430,381

		788,077

Auto Components—3.5%
Adient U.S. LLC (a)(b),
7.00%, 5/15/26	745	799,102
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25	740	734,010
Clarios Global L.P. (a)(b),
8.50%, 5/15/27	850	883,277
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26	615	598,586

		3,014,975

Auto Manufacturers—4.2%
Ford Motor Co.,
9.00%, 4/22/25	725	832,151
9.625%, 4/22/30	775	1,001,963
Ford Motor Credit Co. LLC,
5.125%, 6/16/25	270	278,606
Navistar International Corp. (a)(b),
6.625%, 11/1/25	815	837,922
Tesla, Inc. (a)(b),
5.30%, 8/15/25	620	642,475

		3,593,117

Building Materials—0.6%
Builders FirstSource, Inc. (a)(b),
5.00%, 3/1/30	530	549,544

Chemicals—1.3%
PQ Corp. (a)(b),
5.75%, 12/15/25	470	485,226
Tronox, Inc. (a)(b),
6.50%, 4/15/26	600	601,125

		1,086,351

Commercial Services—3.5%
Avis Budget Car Rental LLC (a)(b),
5.75%, 7/15/27	595	537,565
Cenveo Corp. (a)(b)(c)(d)(e),
6.00%, 5/15/24	2,299	42,141
Herc Holdings, Inc. (a)(b),
5.50%, 7/15/27	465	481,984
Laureate Education, Inc. (a)(b),
8.25%, 5/1/25	710	754,811
RR Donnelley & Sons Co.,
7.00%, 2/15/22	618	624,807
United Rentals North America, Inc.,
5.25%, 1/15/30	535	584,822

		3,026,130

Containers & Packaging—2.3%
Berry Global, Inc. (a)(b),
5.625%, 7/15/27	550	577,844
Owens-Brockway Glass Container, Inc. (a)(b),
6.625%, 5/13/27	740	802,900

	Principal Amount (000s)	Value
Trivium Packaging Finance BV (a)(b),
8.50%, 8/15/27	$525	$567,000

		1,947,744

Distribution/Wholesale—1.6%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	580	605,375
Performance Food Group, Inc. (a)(b),
5.50%, 10/15/27	790	815,146

		1,420,521

Diversified Financial Services—5.8%
CCF Holdings LLC, PIK 10.75% (a)(b)(d)(e),
10.75%, 12/15/23	3,268	723,555
Community Choice Financial Issuer LLC (cost—$2,000,000; purchased 9/6/18) (a)(b)(d)(e)(g),
9.00%, 6/15/23	2,000	2,000,000
Nationstar Mortgage Holdings, Inc. (a)(b),
5.50%, 8/15/28	645	645,403
Navient Corp.,
5.00%, 3/15/27	275	258,613
6.75%, 6/15/26	875	876,641
OneMain Finance Corp.,
6.625%, 1/15/28	440	489,055

		4,993,267

Electrical Equipment—1.6%
Energizer Holdings, Inc. (a)(b),
7.75%, 1/15/27	560	612,850
WESCO Distribution, Inc. (a)(b),
7.25%, 6/15/28	720	789,898

		1,402,748

Entertainment—6.9%
AMC Entertainment Holdings, Inc. (a)(b),
10.50%, 4/15/25	1,275	956,250
Caesars Entertainment, Inc. (a)(b),
8.125%, 7/1/27	785	833,125
Cedar Fair L.P.,
5.375%, 4/15/27	620	618,450
International Game Technology PLC (a)(b),
6.25%, 1/15/27	835	896,085
Lions Gate Capital Holdings LLC (a)(b),
6.375%, 2/1/24	855	849,113
Scientific Games International, Inc. (a)(b),
8.25%, 3/15/26	760	796,643
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	955	1,016,478

		5,966,144

Food & Beverage—3.3%
Albertsons Cos., Inc. (a)(b),
7.50%, 3/15/26	370	406,599
Kraft Heinz Foods Co.,
6.50%, 2/9/40	845	1,075,227
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	530	558,654
U.S. Foods, Inc. (a)(b),
6.25%, 4/15/25	810	858,669

		2,899,149

Food Service—0.6%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	500	504,572

Healthcare-Services—4.1%
Centene Corp. (a)(b),
5.375%, 6/1/26	600	633,657
Encompass Health Corp.,
4.75%, 2/1/30	410	416,655
HCA, Inc.,
5.625%, 9/1/28	490	561,405

98	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
Select Medical Corp. (a)(b),
6.25%, 8/15/26	$605	$630,132
Tenet Healthcare Corp. (a)(b),
6.25%, 2/1/27	1,050	1,085,285
7.50%, 4/1/25	245	264,334

		3,591,468

Home Builders—1.3%
Picasso Finance Sub, Inc. (a)(b),
6.125%, 6/15/25	620	668,726
Taylor Morrison Communities, Inc. (a)(b),
5.75%, 1/15/28	400	446,750

		1,115,476

Household Products/Wares—0.5%
Prestige Brands, Inc. (a)(b),
5.125%, 1/15/28	395	408,825

Internet—1.9%
Go Daddy Operating Co. LLC (a)(b),
5.25%, 12/1/27	740	771,661
Netflix, Inc. (a)(b),
5.375%, 11/15/29	375	442,462
Uber Technologies, Inc. (a)(b),
6.25%, 1/15/28	165	169,641
7.50%, 9/15/27	255	272,531

		1,656,295

Iron/Steel—0.7%
Cleveland-Cliffs, Inc.,
5.875%, 6/1/27	650	605,312

Leisure—1.4%
Royal Caribbean Cruises Ltd. (a)(b),
11.50%, 6/1/25	1,010	1,174,499

Lodging—3.3%
Boyd Gaming Corp. (a)(b),
8.625%, 6/1/25	805	883,512
MGM Resorts International,
6.75%, 5/1/25	550	577,283
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	540	550,462
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	880	846,450

		2,857,707

Machinery-Construction & Mining—0.9%
Terex Corp. (a)(b),
5.625%, 2/1/25	770	775,775

Media—7.6%
CCO Holdings LLC (a)(b),
5.125%, 5/1/27	775	816,505
5.375%, 6/1/29	500	542,445
Clear Channel Worldwide Holdings, Inc.,
9.25%, 2/15/24	667	648,327
CSC Holdings LLC (a)(b),
7.50%, 4/1/28	860	951,259
DISH DBS Corp.,
7.375%, 7/1/28	745	768,281
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	730	758,744
LiveStyle, Inc. (cost—$2,761,001; purchased 1/31/2014-2/3/2014) (a)(b)(c)(d)(e)(g)(i),
9.625%, 2/1/19	2,761	3
Meredith Corp.,
6.875%, 2/1/26	1,100	920,562
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 7/15/27	780	819,402
Virgin Media Secured Finance PLC (a)(b),
5.50%, 5/15/29	350	376,264

		6,601,792

	Principal Amount (000s)	Value

Metal Fabricate/Hardware—1.0%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	$980	$904,050

Mining—1.3%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	525	542,391
Joseph T. Ryerson & Son, Inc. (a)(b),
8.50%, 8/1/28	540	569,700

		1,112,091

Miscellaneous Manufacturing—0.9%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	800	813,000

Oil, Gas & Consumable Fuels—5.5%
CNX Resources Corp. (a)(b),
7.25%, 3/14/27	405	413,614
Continental Resources, Inc.,
4.375%, 1/15/28	335	290,221
EQT Corp.,
8.75%, 2/1/30	455	538,183
Occidental Petroleum Corp.,
5.55%, 3/15/26	1,100	998,063
6.625%, 9/1/30	380	351,263
PBF Holding Co. LLC (a)(b),
6.00%, 2/15/28	505	339,827
PDC Energy, Inc.,
5.75%, 5/15/26	575	537,625
Sunoco L.P.,
5.50%, 2/15/26	330	330,762
5.875%, 3/15/28	205	210,342
USA Compression Partners L.P.,
6.875%, 9/1/27	495	491,688
WPX Energy, Inc.,
5.75%, 6/1/26	250	259,219

		4,760,807

Paper & Forest Products—0.8%
Mercer International, Inc.,
7.375%, 1/15/25	680	689,775

Personal Products—0.6%
Edgewell Personal Care Co. (a)(b),
5.50%, 6/1/28	520	547,880

Pharmaceuticals—2.1%
Bausch Health Americas, Inc. (a)(b),
8.50%, 1/31/27	950	1,045,157
Bausch Health Cos., Inc. (a)(b),
7.25%, 5/30/29	755	813,841

		1,858,998

Pipelines—4.1%
Cheniere Energy Partners L.P.,
5.625%, 10/1/26	540	562,518
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	860	784,750
DCP Midstream Operating L.P.,
5.125%, 5/15/29	590	582,147
EQM Midstream Partners L.P. (a)(b),
6.50%, 7/1/27	520	551,946
NuStar Logistics L.P.,
6.375%, 10/1/30	430	447,200
Targa Resources Partners L.P.,
6.50%, 7/15/27	585	611,325

		3,539,886

Real Estate—1.2%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	525	536,900
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	535	532,994

		1,069,894

	Principal Amount (000s)	Value

Retail—2.4%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	$350	$359,469
Asbury Automotive Group, Inc. (a)(b),
4.75%, 3/1/30	440	444,125
Conn’s, Inc.,
7.25%, 7/15/22	920	822,466
L Brands, Inc. (a)(b),
6.625%, 10/1/30	440	448,800

		2,074,860

Semiconductors—0.3%
Amkor Technology, Inc. (a)(b),
6.625%, 9/15/27	245	263,420

Software—3.1%
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	200	208,260
Logan Merger Sub, Inc. (a)(b),
5.50%, 9/1/27	540	549,112
Rackspace Technology Global, Inc. (a)(b),
8.625%, 11/15/24	1,080	1,132,056
SS&C Technologies, Inc. (a)(b),
5.50%, 9/30/27	745	792,658

		2,682,086

Telecommunications—6.6%
Avaya, Inc. (a)(b),
6.125%, 9/15/28	600	615,000
CenturyLink, Inc., Ser. Y,
7.50%, 4/1/24	705	790,199
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	960	991,205
CommScope Technologies LLC (a)(b),
6.00%, 6/15/25	669	678,968
Consolidated Communications, Inc.,
6.50%, 10/1/22	650	650,861
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	815	884,895
Sprint Corp.,
7.625%, 3/1/26	930	1,125,207

		5,736,335

Toys/Games/Hobbies—0.4%
Mattel, Inc. (a)(b),
5.875%, 12/15/27	285	307,266

Transportation—1.4%
Fortress Transportation and Infrastructure Investors LLC (a)(b),
9.75%, 8/1/27	810	866,194
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	375	383,456

		1,249,650

Total Corporate Bonds & Notes (cost—$84,025,338)		79,094,025

	Shares

Preferred Stock (a)(d)(e)(h)(i)—5.5%

Media—5.5%
LiveStyle, Inc., Ser. A	2,672	399,464
LiveStyle, Inc., Ser. B (f)	57,581	4,399,764

Total Preferred Stock (cost—$5,907,093)		4,799,228

Common Stock (d)(e)(h)—0.1%

Aerospace & Defense—0.1%
Erickson, Inc. (a)	2,675	34,802

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	99

Schedule of Investments

September 30, 2020

	Shares	Value

Banks—0.0%
CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (g)	8,562	$1
CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (f)(g)	7,143	—	†

		1

Media—0.0%
LiveStyle, Inc. (a)(i)	67,983	7

Total Common Stock (cost—$1,491,067)		34,810

	Units

Warrants (d)(e)(h)—0.0%

Advertising—0.0%
Affinion Group Holdings, Inc., exercise price $67.12, expires 4/1/24 (cost—$769,740; purchased 4/10/19) (g)	3,898	16,254

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(i)	14,500	1

Total Warrants (cost—$769,740)		16,255

	Principal Amount (000s)

Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $1,738,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $1,772,762 including accrued interest
(cost—$1,738,000)	$1,738	1,738,000

Total Investments (cost—$93,931,238)—98.8%		85,682,318

Other assets less liabilities—1.2%		1,015,796

Net Assets—100.0%		$86,698,114

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $56,414,325, representing 65.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $51,580,287, representing 59.5% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $7,615,992, representing 8.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Affiliated security.

(g) Restricted. The aggregate cost of such securities is $5,530,741. The aggregate value is $2,016,258, representing 2.3% of net assets.

(h) Non-income producing.

(i) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 5.5% of net assets.

Glossary:

PIK—Payment-in-Kind

AllianzGI International Small-Cap Fund

	Shares	Value

Common Stock—97.0%

Australia—5.8%
Ansell Ltd.	12,252	$325,935
Austal Ltd.	257,157	607,359
Bapcor Ltd.	72,114	354,622
Cleanaway Waste Management Ltd.	337,853	510,151
JB Hi-Fi Ltd.	5,445	185,130
NEXTDC Ltd. (e)	73,764	654,590
Northern Star Resources Ltd.	21,900	217,008
Paradigm Biopharmaceuticals Ltd. (e)	54,978	105,465
Pro Medicus Ltd.	19,500	380,340
Seven Group Holdings Ltd.	41,200	535,066
Starpharma Holdings Ltd. (e)	258,859	279,518
Worley Ltd.	48,657	339,126

		4,494,310

Austria—1.6%
Wienerberger AG (e)	47,324	1,250,632

Denmark—2.8%
Ambu A/S, Class B	34,202	963,107
SimCorp A/S	9,513	1,247,955

		2,211,062

Finland—1.5%
Huhtamaki Oyj	24,180	1,191,661

France—5.4%
Korian S.A. (e)	30,269	1,060,736
Nexity S.A.	26,014	791,103
SCOR SE (e)	41,310	1,150,151
SPIE S.A. (e)	67,952	1,217,772

		4,219,762

Germany—11.1%
Alstria office REIT-AG (e)	51,373	714,355
Bechtle AG	6,025	1,219,119
CANCOM SE	19,452	1,004,745
Evotec SE (e)	41,788	1,101,713
Hella GmbH & Co. KGaA (e)	23,823	1,201,603
Jenoptik AG	41,401	1,110,079
Scout24 AG (a)	12,804	1,116,854
Siltronic AG	12,630	1,131,540

		8,600,008

Hong Kong—2.5%
Alphamab Oncology (a)(e)	92,000	181,130
Hutchison China MediTech Ltd. ADR (e)	17,700	571,710
Nissin Foods Co., Ltd.	597,000	625,751
Techtronic Industries Co., Ltd.	37,000	491,941
VTech Holdings Ltd.	9,000	56,138

		1,926,670

Italy—3.0%
Buzzi Unicem SpA	48,833	1,134,564
ERG SpA	46,283	1,164,007

		2,298,571

Japan—30.7%
Anritsu Corp.	10,900	248,391
Azbil Corp.	47,400	1,776,075
COMSYS Holdings Corp.	39,300	1,096,605
Fuji Electric Co., Ltd.	40,300	1,277,536
Fuji Oil Holdings, Inc.	30,000	944,328
Glory Ltd.	33,100	742,157
Heiwa Real Estate Co., Ltd.	30,900	853,750
Holon Co., Ltd.	5,600	229,492
Itochu Techno-Solutions Corp.	54,100	2,052,307
Jeol Ltd.	40,800	1,406,530
Marui Group Co., Ltd.	95,400	1,830,656

100	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

	Shares	Value
Mitsubishi UFJ Lease & Finance Co., Ltd.	286,000	$1,328,858
Nihon Unisys Ltd.	44,300	1,397,674
NSK Ltd.	88,500	677,410
Open House Co., Ltd.	14,400	521,704
PALTAC Corp.	14,800	748,589
Penta-Ocean Construction Co., Ltd.	233,700	1,532,207
Ryohin Keikaku Co., Ltd.	35,200	584,898
T&D Holdings, Inc.	39,400	388,418
Taiyo Yuden Co., Ltd.	7,800	245,685
TechnoPro Holdings, Inc.	16,400	1,026,828
Tokyu Fudosan Holdings Corp.	270,800	1,169,777
Tosoh Corp.	80,900	1,313,492
ValueCommerce Co., Ltd.	13,900	466,189

		23,859,556

Korea (Republic of)—0.6%
Koh Young Technology, Inc.	6,590	504,240

Netherlands—2.7%
ASM International NV	7,393	1,059,733
ASR Nederland NV	31,826	1,070,413

		2,130,146

New Zealand—0.1%
Eroad Ltd. (e)	38,075	110,176

Norway—2.5%
Elkem ASA (a)	379,882	809,997
Storebrand ASA (e)	208,036	1,095,851

		1,905,848

Singapore—1.2%
Mapletree Industrial Trust REIT	378,400	896,538

Sweden—3.0%
AAK AB (e)	60,120	1,118,919
Elekta AB, Class B	95,953	1,205,792

		2,324,711

Switzerland—5.6%
Galenica AG (a)	13,952	970,177
Georg Fischer AG	1,226	1,273,068
Interroll Holding AG	509	1,287,403
OC Oerlikon Corp. AG	105,717	841,916

		4,372,564

	Shares	Value

Taiwan—1.8%
ASMedia Technology, Inc.	11,000	$557,726
Unimicron Technology Corp.	108,000	280,059
Win Semiconductors Corp.	33,000	329,049
Yageo Corp.	17,000	208,749

		1,375,583

Thailand—0.7%
Sri Trang Gloves Thailand PCL (c)(d)(e)	219,600	531,891

United Kingdom—14.4%
ASOS PLC (e)	18,890	1,254,219
Auto Trader Group PLC (a)	170,479	1,237,746
Crest Nicholson Holdings PLC	242,203	617,100
Genus PLC	25,191	1,249,261
HomeServe PLC	73,811	1,176,162
Howden Joinery Group PLC	149,903	1,140,926
Intermediate Capital Group PLC	62,209	956,765
Moneysupermarket.com Group PLC	282,494	973,761
Rotork PLC	222,695	807,408
Spectris PLC	27,894	875,730
Wizz Air Holdings PLC (a)(e)	23,399	937,940

		11,227,018

Total Common Stock (cost—$63,107,276)		75,430,947

Preferred Stock—1.6%

Germany—1.6%
Jungheinrich AG (cost—$879,372)	35,497	1,222,078

Total Investments (cost—$63,986,648) (b)—98.6%		76,653,025

Other assets less liabilities (f)—1.4%		1,118,812

Net Assets—100.0%		$77,771,837

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $5,253,844, representing 6.8% of net assets.

(b) Securities with an aggregate value of $72,272,658, representing 92.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $531,891, representing 0.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2020:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2020	Unrealized Appreciation	Unrealized Depreciation
Purchased:
69,384 Australian Dollar settling 10/2/20	State Street Bank London	$49,413	$49,696	$283	$—
214,436 Hong Kong Dollar settling 10/5/20	State Street Bank London	27,670	27,669	—	(1)
215,975 Hong Kong Dollar settling 10/6/20	State Street Bank London	27,867	27,868	1	—

				$284	$(1)

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	101

Schedule of Investments

September 30, 2020

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	9.4%
IT Services	8.1%
Electronic Equipment, Instruments & Components	6.2%
Healthcare Equipment & Supplies	5.7%
Semiconductors & Semiconductor Equipment	4.9%
Insurance	4.8%
Commercial Services & Supplies	3.7%
Food Products	3.5%
Construction & Engineering	3.4%
Real Estate Management & Development	3.2%
Multi-Line Retail	3.1%
Construction Materials	3.1%
Interactive Media & Services	3.0%
Internet & Direct Marketing Retail	2.9%
Chemicals	2.7%
Healthcare Providers & Services	2.6%
Trading Companies & Distributors	2.2%
Equity Real Estate Investment Trusts (REITs)	2.1%
Biotechnology	2.0%
Diversified Financial Services	1.7%
Electrical Equipment	1.7%
Software	1.6%
Auto Components	1.6%
Containers & Packaging	1.5%
Independent Power Producers & Energy Traders	1.5%
Distributors	1.4%
Life Sciences Tools & Services	1.4%
Professional Services	1.3%
Capital Markets	1.2%
Airlines	1.2%
Real Estate	1.1%
Pharmaceuticals	1.1%
Household Durables	0.8%
Aerospace & Defense	0.8%
Media	0.6%
Healthcare Technology	0.5%
Energy Equipment & Services	0.4%
Metals & Mining	0.3%
Specialty Retail	0.2%
Communications Equipment	0.1%
Other assets less liabilities	1.4%

100.0%

AllianzGI Multi Asset Income Fund

	Shares	Value

Mutual Funds (a)—42.2%
AllianzGI High Yield Bond (b)	546,870	$4,396,834
AllianzGI Preferred Securities & Income (c)	306,357	4,512,636
AllianzGI Short Duration High Income (c)	439,391	6,103,148
AllianzGI Short Term Bond (b)	245,686	3,884,296

Total Mutual Funds (cost—$18,065,726)		18,896,914

Exchange-Traded Funds—28.7%
Invesco DB Base Metals	36,000	545,040
Invesco DB Gold	40,000	2,214,400
iShares Emerging Markets Dividend	75,116	2,261,743
iShares J.P. Morgan EM High Yield Bond	26,000	1,134,640
iShares JP Morgan USD Emerging Markets Bond	30,300	3,359,967
VanEck Vectors Fallen Angel High Yield Bond	75,000	2,230,500
VanEck Vectors J.P. Morgan EM Local Currency Bond	36,100	1,113,324

Total Exchange-Traded Funds (cost—$13,054,569)		12,859,614

Common Stock—14.7%

Equity Real Estate Investment Trusts (REITs)—9.3%
American Tower Corp.	1,400	338,422
Apple Hospitality REIT, Inc.	30,000	288,300
CoreSite Realty Corp.	1,300	154,544
Crown Castle International Corp.	1,600	266,400
CubeSmart	5,100	164,781
Digital Realty Trust, Inc.	1,600	234,816
Equity Commonwealth	5,330	141,938
Gaming and Leisure Properties, Inc.	64	2,363
Iron Mountain, Inc.	5,740	153,775
Macerich Co.	22,500	152,775
MGM Growth Properties LLC, Class A	5,000	139,900
Omega Healthcare Investors, Inc.	2,500	74,850
Park Hotels & Resorts, Inc.	20,000	199,800
Public Storage	800	178,176
RLJ Lodging Trust	22,500	194,850
Sabra Health Care REIT, Inc.	18,000	248,130
Service Properties Trust	20,000	159,000
Simon Property Group, Inc.	3,600	232,848
STAG Industrial, Inc.	5,200	158,548
VEREIT, Inc.	25,320	164,580
VICI Properties, Inc.	7,800	182,286
Vornado Realty Trust	4,900	165,179
WP Carey, Inc.	2,400	156,384

		4,152,645

Mortgage Real Estate Investment Trusts (REITs)—1.9%
Ladder Capital Corp.	18,000	128,160
New Residential Investment Corp.	28,000	222,600
PennyMac Mortgage Investment Trust	16,000	257,120
Two Harbors Investment Corp.	50,000	254,500

		862,380

	Shares	Value

Oil, Gas & Consumable Fuels—3.5%
Chevron Corp.	3,000	$216,000
Enbridge, Inc.	7,500	219,000
Exxon Mobil Corp.	6,750	231,727
Kinder Morgan, Inc.	18,000	221,940
Marathon Petroleum Corp.	7,500	220,050
Phillips 66	4,200	217,728
Valero Energy Corp.	5,000	216,600

		1,543,045

Total Common Stock (cost—$6,503,931)		6,558,070

	Principal Amount (000s)

Repurchase Agreements—11.9%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $5,332,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $5,438,676 including accrued interest
(cost—$5,332,000)	$5,332	5,332,000

Total Investments (cost—$42,956,226)—97.5%		43,646,598

Other assets less liabilities (d)—2.5%		1,129,868

Net Assets—100.0%		$44,776,466

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

102	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2020:

Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year Ultra U.S. Treasury Bond	45	12/21/20		$4,500	$7,196	$39,093
10-Year U.S. Treasury Note	50	12/21/20		5,000	6,977	7,369
E-mini Russell 1000 Index	54	12/18/20		3	3,139	(73,440)
E-mini Russell 1000 Index	20	12/18/20		1	2,182	59,850
Euro Currency	10	12/14/20		1,250	1,467	(11,985)
MSCI EAFE Index	24	12/18/20		1	2,224	(40,390)
MSCI Emerging Markets Index	30	12/18/20		2	1,633	(18,081)
TOPIX Index	9	12/10/20	JPY	90	1,387	(19,664)

						$(57,248)

Short position contracts:
British Pound	(18)	12/14/20		$(1,125)	$(1,452)	$12,225
Dow Jones U.S. Real Estate Index	(75)	12/18/20		(8)	(2,351)	71,221
Euro-Bund 10-Year Bond	(17)	12/8/20	EUR	(1,700)	(2,942)	(2,069)
Ultra U.S. Treasury Bond	(8)	12/21/20		$(800)	(1,774)	16,273

						$97,650

						$40,402

(e) At September 30, 2020, the Fund pledged $3,054,376 in cash as collateral for futures contracts.

Glossary:

EAFE—Europe, Australasia and Far East

EUR—Euro

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	103

Schedule of Investments

September 30, 2020

AllianzGI PerformanceFee Managed Futures Strategy Fund

	Principal Amount (000s)	Value

U.S. Treasury Obligations—67.0%
U.S. Treasury Notes,
1.125%, 2/28/21	$2,800	$2,811,156
1.25%, 3/31/21	3,000	3,016,641
1.375%, 10/31/20	2,400	2,401,875
1.375%, 1/31/21	2,800	2,810,937
1.625%, 11/30/20	2,900	2,906,570
1.75%, 12/31/20	2,900	2,911,102

Total U.S. Treasury Obligations (cost—$16,858,849)		16,858,281

	Shares

Mutual Fund—4.8%
AllianzGI Short Duration High Income (a)(b) (cost—$1,255,352)	87,205	1,211,276

	Principal Amount (000s)	Value

Repurchase Agreements—2.5%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $618,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $630,451 including accrued interest
(cost—$618,000)	$618	$618,000

Total Investments (cost—$18,732,201)—74.3%		18,687,557

Other assets less liabilities (c)—25.7%		6,466,158

Net Assets—100.0%		$25,153,715

Notes to Consolidated Schedule of Investments:

(a) Affiliated fund.

(b) Class R6 share.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2020:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note	142	12/21/20		$14,200		$19,813	$33,382
Aluminum†	33	10/19/20		1		1,435	13,825
Aluminum†	15	11/16/20		—	(e)	657	(3,879)
Aluminum†	11	12/16/20		—	(e)	485	(3,810)
Australia Government 10-Year Bond	40	12/15/20	AUD	4,000		4,280	19,994
Australian Dollar	16	12/14/20		$1,600		1,146	(16,337)
BIST 30	144	10/30/20	TRY	1		241	7,941
Bovespa Index	10	10/14/20	BRL	—	(e)	168	(10,841)
Canada Government 10-Year Bond	50	12/18/20	CAD	5,000		5,701	21,141
Canadian Dollar	18	12/15/20		$1,800		1,352	(12,529)
Cocoa†	16	7/15/21		—	(e)	403	(9,570)
Coffee†	2	7/20/21		75		87	(13,447)
Copper†	13	5/26/21		325		989	7,649
Cotton†	6	7/8/21		300		204	(336)
DAX Mini Index	9	12/18/20	EUR	—	(e)	674	(18,792)
E-mini S&P 500 Index	17	12/18/20		$1		2,849	24,207
Euro Currency	17	12/14/20		2,125		2,494	(25,730)
Euro-BTP	23	12/8/20	EUR	2,300		3,980	63,266
Euro-Bund 10-Year Bond	7	12/8/20		700		1,432	5,644
Euro-OAT	10	12/8/20		1,000		1,976	13,426
FTSE 100 Index	1	12/18/20	GBP	—	(e)	75	(1,904)
FTSE China A50 Index	19	10/29/20		$—	(e)	287	(1,657)
FTSE/JSE Top 40 Index	8	12/17/20	ZAR	—	(e)	241	(10,137)
FTSE/MIB Index	2	12/18/20	EUR	—	(e)	222	(8,443)
Gold 100 Oz†	6	4/28/21		$1		1,145	1,364
Japan Government 10-Year Bond	4	12/14/20	JPY	400,000		5,769	5,500
Japanese Yen	26	12/14/20		$33		3,083	3,580
KC HRW Wheat†	2	5/14/21		10		53	3,135
Live Cattle†	1	4/30/21		40		47	498
MSCI Taiwan Index	9	10/29/20		1		444	2,318
New Zealand Dollar	15	12/14/20		1,500		992	(4,656)
Nickel†	8	10/19/20		—	(e)	695	27,992
Nickel†	9	11/16/20		—	(e)	783	(18,749)
Nickel†	7	12/14/20		—	(e)	610	(24,088)

104	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Futures contracts outstanding at September 30, 2020 (continued):
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts (continued):
Platinum†	2	4/28/21		$—	(e)	$92	$2,138
S&P/TSX 60 Index	3	12/17/20	CAD	1		433	(1,664)
Silver†	3	5/26/21		$15		356	(57,378)
Soybean†	11	3/12/21		55		562	36,626
SPI 200	1	12/17/20	AUD	—	(e)	104	(235)
Sugar No. 11†	3	9/30/21		$336		43	398
TOPIX Index	14	12/10/20	JPY	140		2,158	26,587
United Kingdom Government 10-Year Gilt	16	12/29/20	GBP	1,600		2,810	14,613

							$91,042

Short position contracts:
Aluminum†	(33)	10/19/20		$(1)		$(1,435)	$(34,800)
Aluminum†	(15)	11/16/20		(—	)(e)	(657)	8,030
Aluminum†	(1)	12/16/20		(—	)(e)	(44)	369
Brent Crude†	(7)	12/30/20		(7)		(302)	(3,403)
British Pound	(5)	12/14/20		(313)		(403)	(5,268)
Cattle Feeder†	(1)	3/25/21		(50)		(70)	(414)
Corn†	(1)	5/14/21		(5)		(20)	(1,101)
Gas Oil†	(13)	12/10/20		(1)		(439)	(5,949)
Lean Hogs†	(13)	4/15/21		(520)		(375)	(27,704)
Natural Gas†	(2)	12/29/20		(20)		(65)	2,616
Nickel†	(8)	10/19/20		(—	)(e)	(695)	(25,190)
Nickel†	(9)	11/16/20		(—	)(e)	(783)	33,931
Nickel†	(1)	12/14/20		(—	)(e)	(87)	140
WTI Crude Oil†	(7)	12/21/20		(7)		(286)	(4,830)

							$(63,573)

							$27,469

† All or a portion of this security is owned by AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the Fund.

Credit default swaps agreements outstanding at September 30, 2020:
Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
CDX.EM.33 Index	$2,240	1.67%	6/20/25	1.00%	Quarterly	$(85,715)	$(82,135)	$(3,580)
CDX.NA.HY.34	1,000	3.56%	6/20/25	5.00%	Quarterly	50,528	29,907	20,621

						$(35,187)	$(52,228)	$17,041

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) At September 30, 2020, the Fund pledged $5,699,853 in cash as collateral for futures contracts and $445,219 in cash as collateral for swap contracts.

(e) Notional amount rounds to less than 500.

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	105

Schedule of Investments

September 30, 2020

Glossary:

AUD—Australian Dollar

BIST—Borsa Istanbul

BRL—Brazilian Real

CAD—Canadian Dollar

CDX—Credit Derivatives Index

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

ICE—Intercontinental Exchange

JPY—Japanese Yen

JSE—Johannesburg Stock Exchange Limited

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

TOPIX—Tokyo Stock Price Index

TRY—Turkish Lira

WTI—West Texas Intermediate

ZAR—South African Rand

AllianzGI PerformanceFee Structured US Equity Fund

	Shares	Value

Exchange-Traded Funds—99.6%
iShares Core S&P 500 (a) (cost—$45,253,716)	148,866	$50,027,908

	Principal Amount (000s)

Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $347,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $353,972 including accrued interest
(cost—$347,000)	$347	347,000

Total Options Purchased —0.4% (cost—$416,695) (b)(c)(d)		202,097

Total Investments, before options written (cost—$46,017,411)—100.7%		50,577,005

Total Options Written—(0.5)% (premiums received—$530,382) (b)(c)(d)		(263,560)

Total Investments, net of options written (cost—$45,487,029)—100.2%		50,313,445

Other liabilities in excess of other assets—(0.2)%		(122,662)

Net Assets—100.0%		$50,190,783

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2020:

Options purchased contracts outstanding at September 30, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	3,640.00 USD	10/2/20	2	$200	$5	$2,062	$(2,057)
S&P 500 Index	4,000.00 USD	10/2/20	6	600	15	373	(358)
S&P 500 Index	3,575.00 USD	10/5/20	2	200	45	2,198	(2,153)
S&P 500 Index	4,000.00 USD	10/5/20	6	600	15	271	(256)
S&P 500 Index	3,600.00 USD	10/7/20	2	200	95	3,230	(3,135)
S&P 500 Index	4,000.00 USD	10/7/20	6	600	15	379	(364)
S&P 500 Index	3,525.00 USD	10/9/20	2	200	610	3,490	(2,880)
S&P 500 Index	4,000.00 USD	10/9/20	6	600	30	235	(205)
S&P 500 Index	3,525.00 USD	10/12/20	2	200	780	4,874	(4,094)
S&P 500 Index	4,000.00 USD	10/12/20	6	600	30	265	(235)
S&P 500 Index	3,550.00 USD	10/14/20	2	200	780	4,400	(3,620)
S&P 500 Index	4,000.00 USD	10/14/20	6	600	45	247	(202)
S&P 500 Index	3,440.00 USD	10/16/20	2	200	4,540	4,956	(416)
S&P 500 Index	3,740.00 USD	10/16/20	1	100	70	2,826	(2,756)
S&P 500 Index	4,200.00 USD	10/16/20	3	300	8	366	(358)
S&P 500 Index	3,420.00 USD	10/19/20	2	200	6,570	3,286	3,284
S&P 500 Index	3,900.00 USD	10/19/20	6	600	165	235	(70)
S&P 500 Index	3,425.00 USD	10/21/20	2	200	6,980	2,894	4,086
S&P 500 Index	3,900.00 USD	10/21/20	6	600	240	234	6
S&P 500 Index	3,430.00 USD	10/23/20	2	200	7,340	3,294	4,046
S&P 500 Index	3,600.00 USD	10/23/20	1	100	530	1,917	(1,387)
S&P 500 Index	3,625.00 USD	10/23/20	1	100	410	2,445	(2,035)
S&P 500 Index	3,675.00 USD	10/23/20	1	100	257	1,927	(1,670)
S&P 500 Index	3,900.00 USD	10/23/20	6	600	315	241	74

106	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Options purchased contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	4,000.00 USD	10/23/20	3	$300	$83	$591	$(508)
S&P 500 Index	4,100.00 USD	10/23/20	6	600	90	798	(708)
S&P 500 Index	3,500.00 USD	10/26/20	2	200	3,630	4,234	(604)
S&P 500 Index	3,900.00 USD	10/26/20	6	600	375	409	(34)
S&P 500 Index	3,525.00 USD	10/28/20	2	200	3,140	4,018	(878)
S&P 500 Index	3,900.00 USD	10/28/20	6	600	480	499	(19)
S&P 500 Index	3,550.00 USD	10/30/20	1	100	1,355	2,886	(1,531)
S&P 500 Index	4,000.00 USD	10/30/20	3	300	172	447	(275)
S&P 500 Index	3,570.00 USD	11/2/20	1	100	1,245	3,235	(1,990)
S&P 500 Index	4,100.00 USD	11/2/20	3	300	105	339	(234)
S&P 500 Index	3,590.00 USD	11/4/20	1	100	1,465	3,666	(2,201)
S&P 500 Index	4,100.00 USD	11/4/20	3	300	165	386	(221)
S&P 500 Index	3,450.00 USD	11/6/20	2	200	11,540	6,466	5,074
S&P 500 Index	3,475.00 USD	11/6/20	1	100	4,775	4,474	301
S&P 500 Index	4,000.00 USD	11/6/20	6	600	570	577	(7)
S&P 500 Index	4,100.00 USD	11/6/20	3	300	202	343	(141)
S&P 500 Index	3,475.00 USD	11/13/20	1	100	5,655	3,323	2,332
S&P 500 Index	3,525.00 USD	11/13/20	1	100	3,920	4,442	(522)
S&P 500 Index	3,550.00 USD	11/13/20	1	100	3,220	3,811	(591)
S&P 500 Index	4,000.00 USD	11/13/20	9	900	1,350	1,375	(25)
S&P 500 Index	3,560.00 USD	10/16/20	1	100	430	2,804	(2,374)
S&P 500 Index	3,600.00 USD	10/16/20	1	100	265	2,732	(2,467)
S&P 500 Index	3,670.00 USD	10/16/20	1	100	133	2,342	(2,209)
S&P 500 Index	3,675.00 USD	10/16/20	1	100	125	2,354	(2,229)
S&P 500 Index	3,900.00 USD	10/16/20	6	600	120	767	(647)
S&P 500 Index	4,000.00 USD	10/16/20	12	1,200	90	1,075	(985)

Total call options					$74,590	$105,038	$(30,448)

Put options:
E-mini S&P 500 Index	303.00 USD	10/2/20	4	$400	$12	$1,035	$(1,023)
E-mini S&P 500 Index	304.00 USD	10/2/20	4	400	12	1,083	(1,071)
E-mini S&P 500 Index	307.00 USD	10/2/20	14	1,400	56	2,390	(2,334)
E-mini S&P 500 Index	311.00 USD	10/2/20	4	400	20	703	(683)
E-mini S&P 500 Index	316.00 USD	10/2/20	4	400	38	671	(633)
E-mini S&P 500 Index	327.00 USD	10/2/20	2	200	141	1,406	(1,265)
E-mini S&P 500 Index	329.00 USD	10/2/20	7	700	724	3,890	(3,166)
E-mini S&P 500 Index	333.00 USD	10/2/20	2	200	417	1,017	(600)
E-mini S&P 500 Index	344.00 USD	10/2/20	2	200	1,874	937	937
E-mini S&P 500 Index	300.00 USD	10/5/20	4	400	16	963	(947)
E-mini S&P 500 Index	302.00 USD	10/5/20	4	400	20	1,119	(1,099)
E-mini S&P 500 Index	307.00 USD	10/5/20	4	400	30	715	(685)
E-mini S&P 500 Index	308.00 USD	10/5/20	4	400	30	675	(645)
E-mini S&P 500 Index	310.00 USD	10/5/20	14	1,400	133	1,815	(1,682)
E-mini S&P 500 Index	326.00 USD	10/5/20	2	200	195	1,365	(1,170)
E-mini S&P 500 Index	329.00 USD	10/5/20	2	200	308	1,129	(821)
E-mini S&P 500 Index	330.00 USD	10/5/20	2	200	357	1,390	(1,033)
E-mini S&P 500 Index	332.00 USD	10/5/20	9	900	2,133	4,268	(2,135)
E-mini S&P 500 Index	343.00 USD	10/5/20	2	200	1,756	941	815
E-mini S&P 500 Index	295.00 USD	10/7/20	4	400	28	887	(859)
E-mini S&P 500 Index	305.00 USD	10/7/20	8	800	108	1,442	(1,334)
E-mini S&P 500 Index	312.00 USD	10/7/20	8	800	216	942	(726)
E-mini S&P 500 Index	325.00 USD	10/7/20	2	200	279	1,394	(1,115)
E-mini S&P 500 Index	329.00 USD	10/7/20	2	200	448	1,229	(781)
E-mini S&P 500 Index	330.00 USD	10/7/20	2	200	503	1,005	(502)
E-mini S&P 500 Index	332.00 USD	10/7/20	2	200	629	995	(366)
E-mini S&P 500 Index	334.00 USD	10/7/20	4	400	1,562	1,663	(101)
E-mini S&P 500 Index	295.00 USD	10/9/20	18	1,800	243	2,293	(2,050)
E-mini S&P 500 Index	300.00 USD	10/9/20	12	1,200	222	2,545	(2,323)
E-mini S&P 500 Index	305.00 USD	10/9/20	4	400	104	547	(443)

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	107

Schedule of Investments

September 30, 2020

Options purchased contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
E-mini S&P 500 Index	317.00 USD	10/9/20	7	$700	$606	$2,189	$(1,583)
E-mini S&P 500 Index	325.00 USD	10/9/20	2	200	398	1,462	(1,064)
E-mini S&P 500 Index	328.00 USD	10/9/20	2	200	533	1,248	(715)
E-mini S&P 500 Index	330.00 USD	10/9/20	4	400	1,290	2,647	(1,357)
E-mini S&P 500 Index	331.00 USD	10/9/20	2	200	708	1,011	(303)
E-mini S&P 500 Index	332.00 USD	10/9/20	2	200	776	806	(30)
E-mini S&P 500 Index	295.00 USD	10/12/20	14	1,400	266	1,730	(1,464)
E-mini S&P 500 Index	300.00 USD	10/12/20	8	800	204	1,222	(1,018)
E-mini S&P 500 Index	316.00 USD	10/12/20	5	500	505	2,033	(1,528)
E-mini S&P 500 Index	321.00 USD	10/12/20	2	200	323	857	(534)
E-mini S&P 500 Index	325.00 USD	10/12/20	2	200	465	1,119	(654)
E-mini S&P 500 Index	329.00 USD	10/12/20	2	200	661	735	(74)
E-mini S&P 500 Index	330.00 USD	10/12/20	2	200	721	1,131	(410)
E-mini S&P 500 Index	331.00 USD	10/12/20	2	200	785	1,063	(278)
E-mini S&P 500 Index	295.00 USD	10/14/20	10	1,000	290	1,289	(999)
E-mini S&P 500 Index	300.00 USD	10/14/20	4	400	160	715	(555)
E-mini S&P 500 Index	316.00 USD	10/14/20	3	300	423	1,403	(980)
E-mini S&P 500 Index	320.00 USD	10/14/20	4	400	778	1,997	(1,219)
E-mini S&P 500 Index	331.00 USD	10/14/20	2	200	907	873	34
E-mini S&P 500 Index	289.00 USD	10/16/20	14	1,400	427	1,354	(927)
E-mini S&P 500 Index	291.00 USD	10/16/20	4	400	134	519	(385)
E-mini S&P 500 Index	295.00 USD	10/16/20	8	800	336	1,270	(934)
E-mini S&P 500 Index	296.00 USD	10/16/20	4	400	178	687	(509)
E-mini S&P 500 Index	315.00 USD	10/16/20	9	900	1,525	4,014	(2,489)
E-mini S&P 500 Index	320.00 USD	10/16/20	2	200	484	1,237	(753)
E-mini S&P 500 Index	321.00 USD	10/16/20	2	200	519	1,017	(498)
E-mini S&P 500 Index	325.00 USD	10/16/20	2	200	686	1,244	(558)
E-mini S&P 500 Index	330.00 USD	10/16/20	4	400	1,918	2,071	(153)
E-mini S&P 500 Index	285.00 USD	10/19/20	4	400	118	423	(305)
E-mini S&P 500 Index	290.00 USD	10/19/20	8	800	304	1,038	(734)
E-mini S&P 500 Index	300.00 USD	10/19/20	6	600	411	1,052	(641)
E-mini S&P 500 Index	305.00 USD	10/19/20	2	200	192	225	(33)
E-mini S&P 500 Index	320.00 USD	10/19/20	6	600	1,599	3,516	(1,917)
E-mini S&P 500 Index	327.00 USD	10/19/20	7	700	2,943	3,141	(198)
E-mini S&P 500 Index	330.00 USD	10/19/20	4	400	2,036	2,161	(125)
E-mini S&P 500 Index	285.00 USD	10/21/20	4	400	152	499	(347)
E-mini S&P 500 Index	296.00 USD	10/21/20	4	400	274	733	(459)
E-mini S&P 500 Index	304.00 USD	10/21/20	4	400	448	507	(59)
E-mini S&P 500 Index	320.00 USD	10/21/20	2	200	614	1,284	(670)
E-mini S&P 500 Index	326.00 USD	10/21/20	2	200	879	921	(42)
E-mini S&P 500 Index	330.00 USD	10/21/20	3	300	1,668	1,316	352
E-mini S&P 500 Index	285.00 USD	10/23/20	4	400	186	575	(389)
E-mini S&P 500 Index	290.00 USD	10/23/20	12	1,200	720	1,980	(1,260)
E-mini S&P 500 Index	302.50 USD	10/23/20	4	400	492	535	(43)
E-mini S&P 500 Index	315.00 USD	10/23/20	2	200	517	1,229	(712)
E-mini S&P 500 Index	320.00 USD	10/23/20	6	600	2,067	4,022	(1,955)
E-mini S&P 500 Index	326.00 USD	10/23/20	2	200	966	1,000	(34)
E-mini S&P 500 Index	329.00 USD	10/23/20	2	200	1,140	915	225
E-mini S&P 500 Index	285.00 USD	10/26/20	4	400	210	631	(421)
E-mini S&P 500 Index	290.00 USD	10/26/20	8	800	544	1,402	(858)
E-mini S&P 500 Index	315.00 USD	10/26/20	2	200	558	1,286	(728)
E-mini S&P 500 Index	320.00 USD	10/26/20	4	400	1,474	2,859	(1,385)
E-mini S&P 500 Index	326.00 USD	10/26/20	2	200	1,018	1,047	(29)
E-mini S&P 500 Index	329.00 USD	10/26/20	2	200	1,194	959	235
E-mini S&P 500 Index	301.00 USD	10/28/20	4	400	584	471	113
E-mini S&P 500 Index	327.00 USD	10/28/20	2	200	1,155	939	216
E-mini S&P 500 Index	290.00 USD	10/30/20	4	400	376	863	(487)
E-mini S&P 500 Index	297.00 USD	10/30/20	4	400	542	587	(45)
E-mini S&P 500 Index	298.00 USD	10/30/20	4	400	572	467	105

108	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Options purchased contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
E-mini S&P 500 Index	320.00 USD	10/30/20	2	$200	$884	$1,614	$(730)
E-mini S&P 500 Index	325.00 USD	10/30/20	2	200	1,126	1,167	(41)
E-mini S&P 500 Index	326.00 USD	10/30/20	2	200	1,181	973	208
E-mini S&P 500 Index	295.00 USD	11/2/20	8	800	1,100	1,046	54
E-mini S&P 500 Index	325.00 USD	11/2/20	4	400	2,392	2,227	165
E-mini S&P 500 Index	305.00 USD	10/2/20	4	400	12	539	(527)
E-mini S&P 500 Index	306.00 USD	10/2/20	4	400	12	611	(599)
E-mini S&P 500 Index	335.00 USD	10/2/20	2	200	577	776	(199)
E-mini S&P 500 Index	336.00 USD	10/2/20	2	200	674	888	(214)
E-mini S&P 500 Index	305.00 USD	10/5/20	4	400	24	587	(563)
E-mini S&P 500 Index	335.00 USD	10/5/20	2	200	708	812	(104)
S&P 500 Index	3,020.00 USD	10/2/20	3	300	75	7,277	(7,202)
S&P 500 Index	3,050.00 USD	10/2/20	3	300	90	8,531	(8,441)
S&P 500 Index	3,090.00 USD	10/2/20	1	100	43	3,145	(3,102)
S&P 500 Index	3,100.00 USD	10/2/20	4	400	190	7,251	(7,061)
S&P 500 Index	3,115.00 USD	10/2/20	3	300	165	3,983	(3,818)
S&P 500 Index	3,040.00 USD	10/5/20	3	300	165	3,651	(3,486)
S&P 500 Index	2,975.00 USD	10/7/20	3	300	240	7,256	(7,016)
S&P 500 Index	3,000.00 USD	10/7/20	1	100	93	2,641	(2,548)
S&P 500 Index	3,025.00 USD	10/7/20	3	300	338	4,205	(3,867)
S&P 500 Index	3,040.00 USD	10/7/20	3	300	375	5,798	(5,423)
S&P 500 Index	3,020.00 USD	10/9/20	3	300	630	5,601	(4,971)
S&P 500 Index	3,040.00 USD	10/9/20	6	600	1,470	8,243	(6,773)
S&P 500 Index	3,050.00 USD	10/9/20	3	300	795	5,768	(4,973)
S&P 500 Index	3,080.00 USD	10/9/20	1	100	345	2,452	(2,107)
S&P 500 Index	3,130.00 USD	10/9/20	1	100	565	2,468	(1,903)
S&P 500 Index	3,075.00 USD	10/12/20	3	300	1,380	4,856	(3,476)
S&P 500 Index	3,125.00 USD	10/12/20	1	100	730	2,136	(1,406)
S&P 500 Index	3,150.00 USD	10/12/20	3	300	2,760	3,500	(740)
S&P 500 Index	3,075.00 USD	10/14/20	3	300	2,115	4,746	(2,631)
S&P 500 Index	3,100.00 USD	10/14/20	3	300	2,580	5,106	(2,526)
S&P 500 Index	3,125.00 USD	10/14/20	4	400	4,220	6,041	(1,821)
S&P 500 Index	3,150.00 USD	10/14/20	1	100	1,295	2,245	(950)
S&P 500 Index	3,170.00 USD	10/14/20	3	300	4,590	3,347	1,243
S&P 500 Index	2,975.00 USD	10/16/20	3	300	1,380	4,506	(3,126)
S&P 500 Index	2,985.00 USD	10/16/20	3	300	1,470	4,748	(3,278)
S&P 500 Index	3,050.00 USD	10/16/20	1	100	775	2,206	(1,431)
S&P 500 Index	3,070.00 USD	10/16/20	1	100	895	2,348	(1,453)
S&P 500 Index	2,925.00 USD	10/19/20	3	300	1,305	4,671	(3,366)
S&P 500 Index	3,000.00 USD	10/19/20	1	100	690	2,441	(1,751)
S&P 500 Index	2,900.00 USD	10/21/20	3	300	1,470	5,168	(3,698)
S&P 500 Index	2,975.00 USD	10/21/20	4	400	3,000	7,359	(4,359)
S&P 500 Index	3,040.00 USD	10/21/20	1	100	1,115	2,318	(1,203)
S&P 500 Index	2,910.00 USD	10/23/20	3	300	1,905	5,156	(3,251)
S&P 500 Index	2,915.00 USD	10/23/20	3	300	1,950	4,805	(2,855)
S&P 500 Index	2,960.00 USD	10/23/20	1	100	840	2,293	(1,453)
S&P 500 Index	2,990.00 USD	10/23/20	1	100	1,000	2,341	(1,341)
S&P 500 Index	3,025.00 USD	10/26/20	3	300	4,050	4,475	(425)
S&P 500 Index	3,075.00 USD	10/26/20	1	100	1,810	2,136	(326)
S&P 500 Index	3,000.00 USD	10/28/20	3	300	4,140	4,616	(476)
S&P 500 Index	3,050.00 USD	10/28/20	3	300	5,460	4,217	1,243
S&P 500 Index	3,075.00 USD	10/28/20	1	100	2,085	2,301	(216)
S&P 500 Index	3,120.00 USD	10/28/20	1	100	2,655	2,085	570

Total put options					$127,507	$311,657	$(184,150)

Total options purchased contracts					$202,097	$416,695	$(214,598)

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	109

Schedule of Investments

September 30, 2020

Options written contracts outstanding at September 30, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	3,800.00 USD	10/2/20	(8)	$(800)	$(20)	$(1,623)	$1,603
S&P 500 Index	3,750.00 USD	10/5/20	(8)	(800)	(40)	(1,407)	1,367
S&P 500 Index	3,725.00 USD	10/7/20	(8)	(800)	(80)	(3,543)	3,463
S&P 500 Index	3,650.00 USD	10/9/20	(8)	(800)	(420)	(3,447)	3,027
S&P 500 Index	3,675.00 USD	10/12/20	(8)	(800)	(460)	(3,703)	3,243
S&P 500 Index	3,700.00 USD	10/14/20	(8)	(800)	(580)	(3,199)	2,619
S&P 500 Index	3,575.00 USD	10/16/20	(8)	(800)	(2,840)	(4,079)	1,239
S&P 500 Index	3,660.00 USD	10/16/20	(4)	(400)	(570)	(4,060)	3,490
S&P 500 Index	3,700.00 USD	10/16/20	(4)	(400)	(400)	(3,904)	3,504
S&P 500 Index	3,775.00 USD	10/16/20	(8)	(800)	(440)	(7,411)	6,971
S&P 500 Index	3,850.00 USD	10/16/20	(4)	(400)	(120)	(4,696)	4,576
S&P 500 Index	3,550.00 USD	10/19/20	(8)	(800)	(5,000)	(2,839)	(2,161)
S&P 500 Index	3,550.00 USD	10/21/20	(8)	(800)	(6,200)	(2,552)	(3,648)
S&P 500 Index	3,560.00 USD	10/23/20	(8)	(800)	(6,600)	(2,759)	(3,841)
S&P 500 Index	3,775.00 USD	10/23/20	(4)	(400)	(500)	(3,016)	2,516
S&P 500 Index	3,800.00 USD	10/23/20	(4)	(400)	(420)	(1,640)	1,220
S&P 500 Index	3,875.00 USD	10/23/20	(4)	(400)	(250)	(1,780)	1,530
S&P 500 Index	3,650.00 USD	10/26/20	(8)	(800)	(3,543)	(2,903)	(640)
S&P 500 Index	3,675.00 USD	10/28/20	(8)	(800)	(2,800)	(3,207)	407
S&P 500 Index	3,685.00 USD	10/30/20	(4)	(400)	(1,520)	(3,812)	2,292
S&P 500 Index	3,670.00 USD	11/2/20	(4)	(400)	(1,920)	(5,448)	3,528
S&P 500 Index	3,700.00 USD	11/4/20	(4)	(400)	(2,140)	(5,856)	3,716
S&P 500 Index	3,575.00 USD	11/6/20	(12)	(1,200)	(24,420)	(15,892)	(8,528)
S&P 500 Index	3,600.00 USD	11/13/20	(4)	(400)	(8,560)	(4,552)	(4,008)
S&P 500 Index	3,625.00 USD	11/13/20	(4)	(400)	(6,980)	(8,156)	1,176
S&P 500 Index	3,650.00 USD	11/13/20	(4)	(400)	(5,680)	(6,748)	1,068

Total call options					$(82,503)	$(112,232)	$29,729

Put options:
E-mini S&P 500 Index	315.00 USD	10/2/20	(6)	$(600)	$(51)	$(2,498)	$2,447
E-mini S&P 500 Index	317.00 USD	10/2/20	(6)	(600)	(63)	(2,444)	2,381
E-mini S&P 500 Index	318.00 USD	10/2/20	(21)	(2,100)	(262)	(6,306)	6,044
E-mini S&P 500 Index	320.00 USD	10/2/20	(6)	(600)	(105)	(1,309)	1,204
E-mini S&P 500 Index	321.00 USD	10/2/20	(6)	(600)	(126)	(1,483)	1,357
E-mini S&P 500 Index	322.00 USD	10/2/20	(6)	(600)	(153)	(1,748)	1,595
E-mini S&P 500 Index	330.00 USD	10/2/20	(4)	(400)	(496)	(1,069)	573
E-mini S&P 500 Index	313.00 USD	10/5/20	(2)	(200)	(26)	(790)	764
E-mini S&P 500 Index	316.00 USD	10/5/20	(6)	(600)	(114)	(2,570)	2,456
E-mini S&P 500 Index	318.00 USD	10/5/20	(6)	(600)	(156)	(1,868)	1,712
E-mini S&P 500 Index	320.00 USD	10/5/20	(12)	(1,200)	(432)	(3,111)	2,679
E-mini S&P 500 Index	321.00 USD	10/5/20	(21)	(2,100)	(903)	(5,025)	4,122
E-mini S&P 500 Index	328.00 USD	10/5/20	(6)	(600)	(795)	(1,592)	797
E-mini S&P 500 Index	310.00 USD	10/7/20	(2)	(200)	(43)	(764)	721
E-mini S&P 500 Index	317.00 USD	10/7/20	(12)	(1,200)	(594)	(3,675)	3,081
E-mini S&P 500 Index	321.00 USD	10/7/20	(6)	(600)	(507)	(1,610)	1,103
E-mini S&P 500 Index	323.00 USD	10/7/20	(12)	(1,200)	(1,302)	(2,571)	1,269
E-mini S&P 500 Index	306.00 USD	10/9/20	(21)	(2,100)	(599)	(3,430)	2,831
E-mini S&P 500 Index	310.00 USD	10/9/20	(2)	(200)	(83)	(820)	737
E-mini S&P 500 Index	314.00 USD	10/9/20	(6)	(600)	(378)	(1,904)	1,526
E-mini S&P 500 Index	315.00 USD	10/9/20	(12)	(1,200)	(840)	(4,581)	3,741
E-mini S&P 500 Index	318.00 USD	10/9/20	(6)	(600)	(579)	(1,538)	959
E-mini S&P 500 Index	321.00 USD	10/9/20	(6)	(600)	(798)	(1,304)	506
E-mini S&P 500 Index	305.00 USD	10/12/20	(7)	(700)	(255)	(1,430)	1,175
E-mini S&P 500 Index	310.00 USD	10/12/20	(12)	(1,200)	(684)	(3,033)	2,349
E-mini S&P 500 Index	315.00 USD	10/12/20	(6)	(600)	(552)	(1,802)	1,250
E-mini S&P 500 Index	317.00 USD	10/12/20	(6)	(600)	(669)	(1,166)	497
E-mini S&P 500 Index	318.00 USD	10/12/20	(6)	(600)	(735)	(1,658)	923
E-mini S&P 500 Index	305.00 USD	10/14/20	(5)	(500)	(288)	(1,201)	913
E-mini S&P 500 Index	308.00 USD	10/14/20	(6)	(600)	(438)	(1,382)	944

110	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Options written contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
E-mini S&P 500 Index	309.00 USD	10/14/20	(6)	$(600)	$(474)	$(1,778)	$1,304
E-mini S&P 500 Index	318.00 USD	10/14/20	(6)	(600)	(993)	(1,370)	377
E-mini S&P 500 Index	302.00 USD	10/16/20	(13)	(1,300)	(871)	(2,603)	1,732
E-mini S&P 500 Index	303.00 USD	10/16/20	(6)	(600)	(429)	(1,502)	1,073
E-mini S&P 500 Index	308.00 USD	10/16/20	(12)	(1,200)	(1,230)	(3,519)	2,289
E-mini S&P 500 Index	310.00 USD	10/16/20	(6)	(600)	(708)	(1,964)	1,256
E-mini S&P 500 Index	316.00 USD	10/16/20	(12)	(1,200)	(2,190)	(3,243)	1,053
E-mini S&P 500 Index	310.00 USD	10/19/20	(6)	(600)	(810)	(2,072)	1,262
E-mini S&P 500 Index	315.00 USD	10/19/20	(10)	(1,000)	(1,905)	(2,693)	788
E-mini S&P 500 Index	316.00 USD	10/19/20	(21)	(2,100)	(4,284)	(4,690)	406
E-mini S&P 500 Index	300.00 USD	10/21/20	(6)	(600)	(522)	(1,574)	1,052
E-mini S&P 500 Index	315.00 USD	10/21/20	(4)	(400)	(900)	(961)	61
E-mini S&P 500 Index	319.00 USD	10/21/20	(9)	(900)	(2,597)	(1,991)	(606)
E-mini S&P 500 Index	300.00 USD	10/23/20	(6)	(600)	(633)	(1,766)	1,133
E-mini S&P 500 Index	305.00 USD	10/23/20	(14)	(1,400)	(2,002)	(4,755)	2,753
E-mini S&P 500 Index	314.00 USD	10/23/20	(6)	(600)	(1,461)	(1,526)	65
E-mini S&P 500 Index	317.00 USD	10/23/20	(6)	(600)	(1,740)	(1,358)	(382)
E-mini S&P 500 Index	300.00 USD	10/26/20	(2)	(200)	(237)	(632)	395
E-mini S&P 500 Index	305.00 USD	10/26/20	(8)	(800)	(1,260)	(2,720)	1,460
E-mini S&P 500 Index	313.00 USD	10/26/20	(6)	(600)	(1,497)	(1,550)	53
E-mini S&P 500 Index	317.00 USD	10/26/20	(6)	(600)	(1,875)	(1,466)	(409)
E-mini S&P 500 Index	314.00 USD	10/28/20	(6)	(600)	(1,773)	(1,412)	(361)
E-mini S&P 500 Index	305.00 USD	10/30/20	(6)	(600)	(1,245)	(2,528)	1,283
E-mini S&P 500 Index	311.00 USD	10/30/20	(6)	(600)	(1,695)	(1,766)	71
E-mini S&P 500 Index	312.00 USD	10/30/20	(6)	(600)	(1,782)	(1,442)	(340)
E-mini S&P 500 Index	310.00 USD	11/2/20	(12)	(1,200)	(3,528)	(3,255)	(273)
S&P 500 Index	3,150.00 USD	10/2/20	(4)	(400)	(330)	(14,831)	14,501
S&P 500 Index	3,160.00 USD	10/2/20	(1)	(100)	(95)	(4,003)	3,908
S&P 500 Index	3,165.00 USD	10/2/20	(3)	(300)	(300)	(6,084)	5,784
S&P 500 Index	3,175.00 USD	10/2/20	(3)	(300)	(360)	(12,595)	12,235
S&P 500 Index	3,180.00 USD	10/2/20	(3)	(300)	(375)	(6,136)	5,761
S&P 500 Index	3,100.00 USD	10/5/20	(3)	(300)	(285)	(5,699)	5,414
S&P 500 Index	3,075.00 USD	10/7/20	(1)	(100)	(170)	(3,474)	3,304
S&P 500 Index	3,100.00 USD	10/7/20	(2)	(200)	(435)	(7,656)	7,221
S&P 500 Index	3,160.00 USD	10/7/20	(3)	(300)	(1,320)	(6,459)	5,139
S&P 500 Index	3,170.00 USD	10/7/20	(1)	(100)	(500)	(3,235)	2,735
S&P 500 Index	3,175.00 USD	10/7/20	(3)	(300)	(1,590)	(9,961)	8,371
S&P 500 Index	3,105.00 USD	10/9/20	(6)	(600)	(2,610)	(13,035)	10,425
S&P 500 Index	3,145.00 USD	10/9/20	(1)	(100)	(665)	(3,275)	2,610
S&P 500 Index	3,150.00 USD	10/9/20	(3)	(300)	(2,100)	(9,955)	7,855
S&P 500 Index	3,180.00 USD	10/9/20	(3)	(300)	(2,895)	(9,946)	7,051
S&P 500 Index	3,200.00 USD	10/9/20	(1)	(100)	(1,195)	(3,316)	2,121
S&P 500 Index	3,190.00 USD	10/12/20	(1)	(100)	(1,345)	(2,939)	1,594
S&P 500 Index	3,200.00 USD	10/12/20	(3)	(300)	(4,425)	(8,980)	4,555
S&P 500 Index	3,215.00 USD	10/12/20	(3)	(300)	(5,085)	(5,899)	814
S&P 500 Index	3,190.00 USD	10/14/20	(3)	(300)	(5,370)	(6,475)	1,105
S&P 500 Index	3,200.00 USD	10/14/20	(1)	(100)	(1,940)	(2,953)	1,013
S&P 500 Index	3,210.00 USD	10/14/20	(4)	(400)	(8,420)	(12,034)	3,614
S&P 500 Index	3,220.00 USD	10/14/20	(3)	(300)	(6,825)	(8,904)	2,079
S&P 500 Index	3,240.00 USD	10/14/20	(3)	(300)	(7,980)	(5,938)	(2,042)
S&P 500 Index	3,110.00 USD	10/16/20	(4)	(400)	(4,800)	(11,763)	6,963
S&P 500 Index	3,120.00 USD	10/16/20	(3)	(300)	(3,885)	(8,828)	4,943
S&P 500 Index	3,135.00 USD	10/16/20	(1)	(100)	(1,445)	(3,191)	1,746
S&P 500 Index	3,050.00 USD	10/19/20	(4)	(400)	(3,860)	(12,109)	8,249
S&P 500 Index	3,025.00 USD	10/21/20	(3)	(300)	(3,045)	(9,616)	6,571
S&P 500 Index	3,030.00 USD	10/21/20	(1)	(100)	(1,055)	(3,094)	2,039
S&P 500 Index	3,100.00 USD	10/21/20	(4)	(400)	(6,580)	(12,517)	5,937
S&P 500 Index	3,025.00 USD	10/23/20	(1)	(100)	(1,225)	(3,141)	1,916
S&P 500 Index	3,040.00 USD	10/23/20	(3)	(300)	(4,035)	(9,694)	5,659

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	111

Schedule of Investments

September 30, 2020

Options written contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	3,045.00 USD	10/23/20	(3)	$(300)	$(4,155)	$(9,272)	$5,117
S&P 500 Index	3,050.00 USD	10/23/20	(1)	(100)	(1,425)	(3,174)	1,749
S&P 500 Index	3,140.00 USD	10/26/20	(1)	(100)	(2,635)	(3,014)	379
S&P 500 Index	3,160.00 USD	10/26/20	(3)	(300)	(8,850)	(9,208)	358
S&P 500 Index	3,130.00 USD	10/28/20	(4)	(400)	(11,200)	(12,338)	1,138
S&P 500 Index	3,180.00 USD	10/28/20	(4)	(400)	(14,580)	(11,591)	(2,989)

Total put options					$(181,057)	$(418,150)	$237,093

Total options written contracts					$(263,560)	$(530,382)	$266,822

(e) At September 30, 2020, the Fund pledged $247,920 in cash as collateral for options written.

112	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

AllianzGI Preferred Securities and Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—71.5%

Auto Manufacturers—0.5%
General Motors Financial Co., Inc., Ser. C, (converts to FRN on 9/30/30) (c)(d),
5.70%, 9/30/30	$127	$127,794

Banks—32.9%
Barclays PLC, (converts to FRN on 6/15/26) (c)(d),
6.125%, 12/15/25	417	423,729
Citizens Financial Group, Inc. (c)(d),
5.65%, 10/6/25 (converts to FRN on 10/6/25)	450	474,469
6.00%, 7/6/23, Ser. B (converts to FRN on 7/6/23)	610	589,026
Comerica, Inc., (converts to FRN on 10/1/25) (c)(d),
5.625%, 7/1/25	645	683,343
Credit Suisse Group AG (a)(b)(c)(d),
5.25%, 2/11/27 (converts to FRN on 8/11/27)	280	281,260
6.375%, 8/21/26 (converts to FRN on 8/21/26)	600	641,751
First Horizon Bank,
5.75%, 5/1/30	500	565,544
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d),
1.101%, 2/1/27	213	197,558
Huntington Bancshares, Inc. (c)(d),
4.45%, 10/15/27 (converts to FRN on 10/15/27)	200	198,200
5.625%, 7/15/30 (converts to FRN on 10/15/30)	500	551,250
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (d),
1.201%, 2/2/37	857	734,877
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (c)(d),
7.50%, 9/27/25	1,025	1,092,081
Natwest Group PLC, (converts to FRN on 6/29/26) (c)(d),
6.00%, 12/29/25	1,230	1,256,843
NTC Capital II, 3 mo. LIBOR + 0.590%, Ser. B (d),
0.865%, 4/15/27	230	213,095
Regions Financial Corp., Ser. D, (converts to FRN on 9/15/25) (c)(d),
5.75%, 6/15/25	155	165,850
Truist Financial Corp., Ser. Q, (converts to FRN on 9/1/30) (c)(d),
5.10%, 3/1/30	300	324,660

		8,393,536

Diversified Financial Services—3.7%
Discover Financial Services (c)(d),
5.50%, 10/30/27, Ser. C (converts to FRN on 10/30/27)	730	697,011
6.125%, 6/23/25 (converts to FRN on 9/23/25)	225	238,567

		935,578

Electric Utilities—5.9%
Emera, Inc., Ser. 16-A, (converts to FRN on 6/15/26) (d),
6.75%, 6/15/76	610	680,106
Sempra Energy, (converts to FRN on 10/15/25) (c)(d),
4.875%, 10/15/25	515	529,820
Southern Co., Ser. B, (converts to FRN on 1/15/26) (d),
4.00%, 1/15/51	292	292,904

		1,502,830

	Principal Amount (000s)	Value

Insurance—17.0%
Allstate Corp., (converts to FRN on 5/15/37) (d),
6.50%, 5/15/57	$170	$218,237
American International Group, Inc. (d),
5.75%, 4/1/48, Ser. A-9 (converts to FRN on 4/1/28)	360	398,043
8.175%, 5/15/58 (converts to FRN on 5/15/38)	374	528,832
Lincoln National Corp., 3 mo. LIBOR + 2.358% (d),
2.638%, 5/17/66	1,470	1,058,400
MetLife, Inc.,
9.25%, 4/8/38 (a)(b)	215	326,286
10.75%, 8/1/39	1,110	1,819,533

		4,349,331

Media—1.9%
ViacomCBS, Inc., (converts to FRN on 2/28/27) (d),
6.25%, 2/28/57	440	483,877

Miscellaneous Manufacturing—2.2%
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (c)(d),
5.00%, 1/21/21	700	554,750

Pipelines—7.4%
Energy Transfer Operating L.P., (converts to FRN on 5/15/30) (c)(d),
7.125%, 5/15/30	1,581	1,250,966
Plains All American Pipeline L.P., Ser. B, (converts to FRN on 11/15/22) (c)(d),
6.125%, 11/15/22	801	509,156
Transcanada Trust, (converts to FRN on 9/15/29) (d),
5.50%, 9/15/79	120	125,925

		1,886,047

Total Corporate Bonds & Notes (cost—$18,201,737)		18,233,743

	Shares

Preferred Stock—21.4%

Banks—11.2%
Citigroup Capital XIII, 3 mo. LIBOR + 6.370% (d)
6.64%, 10/30/40	22,495	606,915
First Horizon National Corp. (c) 6.50%, 10/10/25	20,910	570,216
Regions Financial Corp., Ser. C, 3 mo. LIBOR + 3.148% (c)(d)
5.70%, 5/15/29	17,918	485,399
Wells Fargo & Co. (c) 4.75%, 3/15/25	26,960	677,774
Wells Fargo & Co., Ser. Q, 3 mo. LIBOR + 3.090% (c)(d)
5.85%, 9/15/23	20,350	530,321

		2,870,625

Consumer Finance—2.3%
Synchrony Financial, Ser. A (c) 5.625%, 11/15/24	23,785	585,587

Telecommunications—1.9%
AT&T, Inc., Ser. C (c) 4.75%, 2/18/25	19,100	487,050

Equity Real Estate Investment Trusts (REITs)—1.5%
Public Storage (c)	15,000	372,000

	Shares	Value

Insurance—3.1%
Athene Holding Ltd., Ser. A, 3 mo. LIBOR + 4.253% (c)(d)
6.35%, 6/30/2029	29,468	$791,216

Wireless Telecommunication Services—1.4%
United States Cellular Corp. 6.25%, 9/1/69	13,670	357,880

Total Preferred Stock (cost—$5,335,956)		5,464,358

Common Stock—4.9%

Oil, Gas & Consumable Fuels—1.8%
Energy Transfer L.P.	83,000	449,860

Telecommunications—3.1%
AT&T, Inc.	27,490	783,740

Total Common Stock (cost—$1,367,968)		1,233,600

	Principal Amount (000s)

Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $826,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $842,534 including accrued interest
(cost—$826,000)	$826	826,000

Total Investments (cost—$25,731,661)—101.0%		25,757,701

Liabilities in excess of other assets (e)—(1.0)%		(245,650)

Net Assets—100.0%		$25,512,051

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $1,249,297, representing 4.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,249,297, representing 4.9% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2020.

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	113

Schedule of Investments

September 30, 2020

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2020:

Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation
Long position contracts:
5-Year U.S. Treasury Note	3	12/31/20	$300	$378	$137

Credit default swaps agreements outstanding at September 30, 2020:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs (ICE):
Energy Transfer Operating, L.P.	$770	1.534%	12/20/24	(1.00)%	Quarterly	$13,636	$85,737	$(72,101)
Marathon Petroleum Corp.	260	0.904%	6/20/25	(5.00)%	Quarterly	(50,328)	(44,184)	(6,144)
Simon Property Group, L.P.	210	1.517%	6/20/25	(1.00)%	Quarterly	4,066	18,220	(14,154)
The Williams Companies, Inc.	260	0.811%	12/20/24	(1.00)%	Quarterly	(2,922)	29,792	(32,714)

						$(35,548)	$89,565	$(125,113)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2020 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f) At September 30, 2020, the Fund pledged $31,764 in cash as collateral for futures contracts and received $40,437 in cash as collateral for swap contracts.

Glossary:

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

REIT—Real Estate Investment Trust

114	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—81.8%

Advertising—0.2%
Outfront Media Capital LLC (a)(c),
6.25%, 6/15/25	$1,250	$1,289,844

Aerospace & Defense—1.7%
Spirit AeroSystems, Inc. (a)(c),
7.50%, 4/15/25	11,500	11,665,370
Triumph Group, Inc. (a)(c),
6.25%, 9/15/24	1,550	1,322,181
8.875%, 6/1/24	500	533,750

		13,521,301

Airlines—1.3%
Delta Air Lines, Inc. (a)(c),
4.50%, 10/20/25	2,000	2,053,750
Mileage Plus Holdings LLC (a)(c),
6.50%, 6/20/27	6,450	6,715,277
Spirit Loyalty Cayman Ltd. (a)(c),
8.00%, 9/20/25	2,000	2,121,540

		10,890,567

Apparel & Textiles—0.2%
Hanesbrands, Inc. (a)(c),
5.375%, 5/15/25	1,250	1,326,563

Auto Components—1.8%
Clarios Global LP (a)(c),
6.75%, 5/15/25	800	843,256
Goodyear Tire & Rubber Co.,
9.50%, 5/31/25	12,500	13,586,312

		14,429,568

Auto Manufacturers—3.0%
Ford Motor Co.,
8.50%, 4/21/23	15,050	16,428,505
9.00%, 4/22/25	7,000	8,034,565

		24,463,070

Building Materials—0.3%
Louisiana-Pacific Corp.,
4.875%, 9/15/24	2,686	2,765,237

Chemicals—0.5%
OCI NV (a)(c),
6.625%, 4/15/23	4,285	4,436,046

Coal—0.3%
Cloud Peak Energy Resources LLC,
12.00%, 5/1/25	9,151	2,882,582

Commercial Services—2.3%
APX Group, Inc.,
8.50%, 11/1/24	12,688	13,432,088
Brink’s Co. (a)(c),
5.50%, 7/15/25	5,000	5,215,625

		18,647,713

Distribution/Wholesale—5.3%
KAR Auction Services, Inc. (a)(c),
5.125%, 6/1/25	4,412	4,417,427
Wolverine Escrow LLC (a)(c),
8.50%, 11/15/24	24,400	20,069,000
9.00%, 11/15/26	22,250	18,397,969

		42,884,396

Diversified Financial Services—8.9%
Alliance Data Systems Corp. (a)(c),
4.75%, 12/15/24	34,000	31,860,550
7.00%, 1/15/26	6,000	5,981,850
Global Aircraft Leasing Co., Ltd., PIK 7.25% (a)(c),
6.50%, 9/15/24	42,590	23,903,567

	Principal Amount (000s)	Value
LPL Holdings, Inc. (a)(c),
5.75%, 9/15/25	$9,107	$9,464,905
Park Aerospace Holdings Ltd. (a)(c),
5.25%, 8/15/22	1,000	1,004,375

		72,215,247

Electric Utilities—0.5%
AES Corp.,
5.50%, 4/15/25	3,700	3,821,897

Engineering & Construction—0.4%
PowerTeam Services LLC (a)(c),
9.033%, 12/4/25	3,000	3,174,375

Entertainment—2.9%
Banijay Entertainment S.A.S. U. (a)(c),
5.375%, 3/1/25	12,250	12,364,844
International Game Technology PLC (a)(c),
6.25%, 2/15/22	7,930	8,113,381
SeaWorld Parks & Entertainment, Inc. (a)(c),
9.50%, 8/1/25	1,500	1,552,470
Wynn Resorts Finance LLC (a)(c),
7.75%, 4/15/25	1,800	1,908,540

		23,939,235

Equity Real Estate Investment Trusts (REITs)—1.2%
ESH Hospitality, Inc. (a)(c),
5.25%, 5/1/25	9,300	9,406,717

Food Service—0.6%
Aramark Services, Inc. (a)(c),
5.00%, 4/1/25	4,586	4,663,503

Hand/Machine Tools—0.8%
Colfax Corp. (a)(c),
6.00%, 2/15/24	6,000	6,250,080

Healthcare-Products—1.0%
Fresenius U.S. Finance II, Inc. (a)(c),
4.25%, 2/1/21	7,795	7,883,757

Home Builders—0.1%
Picasso Finance Sub, Inc. (a)(c),
6.125%, 6/15/25	900	970,731

Household Products/Wares—0.1%
Spectrum Brands, Inc.,
5.75%, 7/15/25	500	516,750

Lodging—2.1%
Las Vegas Sands Corp.,
3.20%, 8/8/24	8,930	9,057,908
Wynn Las Vegas LLC (a)(c),
5.50%, 3/1/25	8,000	7,695,000

		16,752,908

Machinery-Diversified—0.3%
CNH Industrial Capital LLC,
4.375%, 4/5/22	2,675	2,805,401

Media—3.7%
AMC Networks, Inc.,
5.00%, 4/1/24	24,371	24,949,811
Clear Channel Worldwide Holdings, Inc.,
9.25%, 2/15/24	2,243	2,180,207
Sinclair Television Group, Inc. (a)(c),
5.625%, 8/1/24	1,650	1,644,844
TEGNA, Inc. (a)(c),
4.75%, 3/15/26	1,500	1,535,550

		30,310,412

	Principal Amount (000s)	Value

Miscellaneous Manufacturing—1.8%
Hillenbrand, Inc.,
5.75%, 6/15/25	$2,000	$2,146,250
LSB Industries, Inc. (a)(c),
9.625%, 5/1/23	12,600	12,393,927

		14,540,177

Oil, Gas & Consumable Fuels—8.9%
AmeriGas Partners L.P.,
5.50%, 5/20/25	602	648,303
5.625%, 5/20/24	4,510	4,785,110
CVR Energy, Inc. (a)(c),
5.25%, 2/15/25	38,449	33,570,783
PBF Holding Co. LLC,
7.25%, 6/15/25	32,000	24,243,360
9.25%, 5/15/25 (a)(c)	4,000	4,115,080
Sunoco L.P.,
4.875%, 1/15/23	4,500	4,538,902

		71,901,538

Pipelines—11.1%
Cheniere Energy Partners LP,
5.25%, 10/1/25	13,200	13,516,800
EQM Midstream Partners LP (a)(c),
6.00%, 7/1/25	8,000	8,260,000
MPLX L.P.,
6.25%, 10/15/22	745	745,819
New Fortress Energy, Inc. (a)(c),
6.75%, 9/15/25	16,700	17,491,163
NuStar Logistics LP,
5.75%, 10/1/25	3,450	3,571,785
PBF Logistics L.P.,
6.875%, 5/15/23	11,912	11,234,326
Tallgrass Energy Partners L.P. (a)(c),
4.75%, 10/1/23	6,000	5,703,690
Targa Resources Partners L.P.,
5.25%, 5/1/23	29,290	29,298,933

		89,822,516

Real Estate—2.8%
Newmark Group, Inc.,
6.125%, 11/15/23	15,247	15,892,679
Realogy Group LLC (a)(c),
4.875%, 6/1/23	1,500	1,487,813
7.625%, 6/15/25	5,000	5,245,075

		22,625,567

Retail—7.5%
Carvana Co. (a)(c),
5.625%, 10/1/25	8,000	7,910,000
eG Global Finance PLC (a)(c),
6.75%, 2/7/25	8,250	8,461,406
8.50%, 10/30/25	22,000	23,196,250
GameStop Corp. (a)(c),
10.00%, 3/15/23	9,075	8,212,875
KGA Escrow LLC (a)(c),
7.50%, 8/15/23	12,428	12,881,933

		60,662,464

Semiconductors—0.7%
ams AG (a)(c),
7.00%, 7/31/25	5,250	5,573,164

Software—1.1%
j2 Cloud Services LLC (a)(c),
6.00%, 7/15/25	2,000	2,082,600
Logan Merger Sub, Inc. (a)(c),
5.50%, 9/1/27	2,000	2,033,750
Veritas U.S., Inc. (a)(c),
7.50%, 2/1/23	2,000	2,002,710

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	115

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
Veritas US, Inc. (a)(c),
7.50%, 9/1/25	$3,000	$3,097,500

		9,216,560

Telecommunications—4.6%
Connect Finco SARL (a)(c),
6.75%, 10/1/26	29,550	29,688,885
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	5,830	6,055,912
Level 3 Financing, Inc.,
5.375%, 1/15/24	1,925	1,949,727

		37,694,524

Transportation—3.8%
Fly Leasing Ltd.,
5.25%, 10/15/24	9,990	8,091,900
6.375%, 10/15/21	14,125	14,158,123
XPO Logistics, Inc. (a)(c),
6.25%, 5/1/25	1,500	1,600,313
6.75%, 8/15/24	6,900	7,321,417

		31,171,753

Total Corporate Bonds & Notes (cost—$713,962,663)		663,456,163

Senior Loans (a)(b)- 13.5%

Commercial Services & Supplies—7.7%
APX Group, Inc.,
5.147%, 12/31/25, 1 mo. LIBOR + 5.000%, 2020 Term Loan	21,492	21,171,845
7.25%, 12/31/25, 3 mo. Prime + 4.000%, 2020 Term Loan	14	14,008
Asurion LLC,
3.147%, 8/4/22, 1 mo. LIBOR + 3.000%, 2017 Term Loan B4	12,589	12,468,382
6.647%, 8/4/25, 1 mo. LIBOR + 6.500%, 2017 2nd Lien Term Loan	29,121	29,227,359

		62,881,594

Electric Utilities—2.2%
Calpine Corp., 1 mo. LIBOR + 2.250%, Term Loan B5,
2.40%, 1/15/24	2,953	2,878,899
Pacific Gas & Electric Company, 3 mo. LIBOR + 4.500%, 2020 Term Loan,
5.50%, 6/23/25	14,963	14,688,162

		17,567,061

Entertainment—0.3%
Banijay Entertainment S.A.S, 1 mo. LIBOR + 3.750%, USD Term Loan,
3.907%, 3/1/25	2,950	2,898,375

Pipelines—0.8%
Prairie ECI Acquiror LP, 1 mo. LIBOR + 4.750%, Term Loan B,
4.897%, 3/11/26	7,200	6,525,176

Retail—0.4%
Whatabrands LLC, 1 mo. LIBOR + 2.750%, 2020 Term Loan B,
2.906%, 7/31/26	2,978	2,921,709

Specialty Retail—2.1%
PetSmart, Inc., 3 mo. LIBOR + 3.500%, Consenting Term Loan (d),
3/11/22	16,985	16,972,930

Total Senior Loans (cost—$110,660,480)		109,766,845

	Principal Amount (000s)	Value

Asset-backed Security—0.2%
Navajo Transitional Energy Co. LLC,
9.00%, 10/24/24 (cost—$10,045,457)	$4,881	$1,537,377

	Shares

Common Stock—0.0%

Coal—0.0%
Cloud Peak Energy, Inc. (e)(f) (cost—$0)	40,020	1

	Principal Amount (000s)

Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $23,764,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $24,239,309 including accrued interest
(cost—$23,764,000)	$23,764	23,764,000

Total Investments (cost—$858,432,600)—98.4%		798,524,386

Other assets less liabilities—1.6%		13,249,800

Net Assets—100.0%		$811,774,186

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $531,883,816, representing 65.5% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2020.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $422,116,971, representing 52.0% of net assets.

(d) When-issued or delayed-delivery. To be settled/delivered after September 30, 2020.

(e) Fair-Valued—Security with a value of $1, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

116	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

AllianzGI Short Term Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—91.7%

Aerospace & Defense—3.3%
Boeing Co.,
4.508%, 5/1/23	$150	$158,163
Raytheon Co.,
3.125%, 10/15/20	100	100,093
Spirit AeroSystems, Inc. (a)(b),
7.50%, 4/15/25	175	177,516
Triumph Group, Inc. (a)(b),
8.875%, 6/1/24	100	106,750

		542,522

Airlines—3.1%
Delta Air Lines, Inc. (a)(b),
4.50%, 10/20/25	300	308,062
Mileage Plus Holdings LLC (a)(b),
6.50%, 6/20/27	200	208,226

		516,288

Apparel & Textiles—0.9%
PVH Corp. (a)(b),
4.625%, 7/10/25	150	156,605

Auto Manufacturers—1.5%
Ford Motor Co.,
8.50%, 4/21/23	125	136,449
9.00%, 4/22/25	100	114,780

		251,229

Banks—15.8%
Bank of America Corp.,
5.70%, 1/24/22	347	371,093
Barclays Bank PLC, 3 mo. LIBOR + 0.460% (c),
0.726%, 1/11/21	100	100,076
Citigroup, Inc.,
3.142%, 1/24/23 (converts to FRN on 1/24/22) (c)	332	342,624
4.50%, 1/14/22	200	210,320
Fifth Third Bancorp,
3.50%, 3/15/22	500	520,978
Goldman Sachs Group, Inc.,
5.25%, 7/27/21	300	312,009
JPMorgan Chase & Co.,
4.625%, 5/10/21	300	307,960
Morgan Stanley,
5.50%, 7/28/21	425	442,871

		2,607,931

Chemicals—0.6%
CVR Partners L.P. (a)(b),
9.25%, 6/15/23	100	92,490

Commercial Services—1.6%
APX Group, Inc.,
8.50%, 11/1/24	250	264,661

Distribution/Wholesale—1.5%
Wolverine Escrow LLC (a)(b),
8.50%, 11/15/24	300	246,750

Diversified Financial Services—12.3%
AerCap Ireland Capital DAC,
4.50%, 5/15/21	245	250,053
4.50%, 9/15/23	200	206,203
4.625%, 7/1/22	150	153,684
6.50%, 7/15/25	250	269,941
Aircastle Ltd.,
4.40%, 9/25/23	350	347,552
5.00%, 4/1/23	150	150,554

	Principal Amount (000s)	Value
American Express Co.,
3.70%, 11/5/21	$200	$206,665
Capital One Financial Corp.,
4.75%, 7/15/21	130	134,445
Charles Schwab Corp.,
3.25%, 5/21/21	200	203,372
Global Aircraft Leasing Co., Ltd., PIK 7.25% (a)(b),
6.50%, 9/15/24	207	116,319

		2,038,788

Electric Utilities—3.2%
AES Corp. (a)(b),
3.30%, 7/15/25	200	213,447
Public Service Enterprise Group, Inc.,
2.65%, 11/15/22	300	312,915

		526,362

Engineering & Construction—1.0%
PowerTeam Services LLC (a)(b),
9.033%, 12/4/25	150	158,719

Entertainment—1.1%
Wynn Resorts Finance LLC (a)(b),
7.75%, 4/15/25	175	185,553

Equity Real Estate Investment Trusts (REITs)—2.2%
American Tower Corp.,
3.375%, 5/15/24	75	81,198
CC Holdings GS V LLC,
3.849%, 4/15/23	75	80,648
ERP Operating L.P.,
4.625%, 12/15/21	200	207,955

		369,801

Food & Beverage—3.7%
General Mills, Inc.,
3.15%, 12/15/21	275	282,297
Hershey Co.,
4.125%, 12/1/20	50	50,323
J M Smucker Co.,
3.00%, 3/15/22	275	285,193

		617,813

Healthcare-Products—0.6%
Fresenius U.S. Finance II, Inc. (a)(b),
4.50%, 1/15/23	50	53,347
Medtronic, Inc.,
3.15%, 3/15/22	50	52,034

		105,381

Healthcare-Services—1.0%
HCA, Inc.,
4.75%, 5/1/23	150	163,670

Home Builders—0.7%
Picasso Finance Sub, Inc. (a)(b),
6.125%, 6/15/25	100	107,859

Insurance—6.6%
American International Group, Inc.,
3.30%, 3/1/21	500	504,829
Aon PLC,
4.00%, 11/27/23	175	191,474
Marsh & McLennan Cos., Inc.,
4.05%, 10/15/23	175	191,287
Prudential Financial, Inc.,
4.50%, 11/16/21	200	209,343

		1,096,933

Lodging—6.1%
Choice Hotels International, Inc.,
5.75%, 7/1/22	361	384,463

	Principal Amount (000s)	Value
Hyatt Hotels Corp.,
3.375%, 7/15/23	$150	$152,436
Marriott International, Inc.,
3.125%, 10/15/21	250	253,191
3.60%, 4/15/24	100	102,899
5.75%, 5/1/25	100	111,707

		1,004,696

Machinery-Construction & Mining—1.2%
Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.350 (c),
0.598%, 12/7/20	200	200,112

Media—1.0%
Cox Communications, Inc. (a)(b),
3.25%, 12/15/22	150	157,928

Oil, Gas & Consumable Fuels—7.6%
CVR Energy, Inc. (a)(b),
5.25%, 2/15/25	475	414,734
PBF Holding Co. LLC,
7.25%, 6/15/25	500	378,803
9.25%, 5/15/25 (a)(b)	450	462,946

		1,256,483

Pharmaceuticals—3.1%
Bausch Health Cos., Inc. (a)(b),
7.00%, 3/15/24	100	103,600
Pfizer, Inc.,
3.00%, 9/15/21	175	179,587
Zoetis, Inc.,
3.25%, 8/20/21	225	230,871

		514,058

Pipelines—2.5%
New Fortress Energy, Inc. (a)(b),
6.75%, 9/15/25	50	52,369
Rattler Midstream L.P. (a)(b),
5.625%, 7/15/25	150	151,312
Tallgrass Energy Partners L.P. (a)(b),
7.50%, 10/1/25	200	201,185

		404,866

Retail—2.4%
Dollar Tree, Inc.,
3.70%, 5/15/23	75	80,574
eG Global Finance PLC (a)(b),
8.50%, 10/30/25	200	210,875
KGA Escrow LLC (a)(b),
7.50%, 8/15/23	100	103,653

		395,102

Software—3.3%
Logan Merger Sub, Inc. (a)(b),
5.50%, 9/1/27	200	203,375
VMware, Inc.,
2.95%, 8/21/22	325	338,162

		541,537

Telecommunications—1.4%
Sprint Spectrum Co. LLC (a)(b),
3.36%, 9/20/21	125	126,425
T-Mobile USA, Inc.,
6.00%, 3/1/23	100	100,385

		226,810

Transportation—2.4%
Burlington Northern Santa Fe LLC,
4.10%, 6/1/21	200	203,046

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	117

Schedule of Investments

September 30, 2020

	Principal Amount (000s)	Value
Ryder System, Inc.,
4.625%, 6/1/25	$175	$201,157

		404,203

Total Corporate Bonds & Notes (cost—$14,644,050)		15,155,150

U.S. Government Agency Securities—2.9%
Federal Home Loan Banks,
3.00%, 9/10/21	100	102,697
3.125%, 9/9/22	100	105,748
5.00%, 12/10/21	250	264,478

Total U.S. Government Agency Securities (cost—$460,567)		472,923

U.S. Treasury Obligations—1.2%
U.S. Treasury Notes,
2.75%, 9/15/21	100	102,469
3.125%, 5/15/21	100	101,852

Total U.S. Treasury Obligations (cost—$202,651)		204,321

Repurchase Agreements—3.0%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $496,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $505,961 including accrued interest
(cost—$496,000)	496	496,000

Total Investments (cost—$15,803,268)—98.8%		16,328,394

Other assets less liabilities—1.2%		194,338

Net Assets—100.0%		$16,522,732

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $4,320,045, representing 26.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,320,045, representing 26.1% of net assets.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2020.

Glossary:

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

AllianzGI Structured Return Fund

	Principal Amount (000s)	Value

Short-Term Investments—101.5%

U.S. Treasury Obligations—98.5%
U.S. Treasury Bills,
0.070%, 10/1/20	$2,700	$2,700,000
0.015%, 10/1/20	1,000	1,000,000
0.089%, 10/8/20 (a)	21,000	20,999,643
0.071%, 10/15/20 (a)	3,800	3,799,897
0.081%, 10/22/20	2,500	2,499,883

Total U.S. Treasury Obligations (cost—$30,999,423)		30,999,423

Repurchase Agreements—3.0%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $946,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $964,925 including accrued interest
(cost—$946,000)	946	946,000

Total Short-Term Investments (cost—$31,945,423)		31,945,423

Total Options Purchased—1.0% (cost—$653,332) (b)(c)(d)		300,932

Total Investments, before options written (cost—$32,598,755)—102.5%		32,246,355

Total Options Written—(1.3)% (premiums received—$843,598) (b)(c)(d)		(399,314)

Total Investments, net of options written (cost—$31,755,157)—101.2%		31,847,041

Other liabilities in excess of other assets—(1.2)%		(389,269)

Net Assets—100.0%		$31,457,772

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2020:

118	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Options purchased contracts outstanding at September 30, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	3,640.00 USD	10/2/20	3	$300	$8	$3,093	$(3,085)
S&P 500 Index	4,000.00 USD	10/2/20	9	900	23	559	(536)
S&P 500 Index	3,575.00 USD	10/5/20	3	300	68	3,297	(3,229)
S&P 500 Index	4,000.00 USD	10/5/20	9	900	23	406	(383)
S&P 500 Index	3,600.00 USD	10/7/20	3	300	142	4,845	(4,703)
S&P 500 Index	4,000.00 USD	10/7/20	9	900	23	568	(545)
S&P 500 Index	3,525.00 USD	10/9/20	3	300	915	5,235	(4,320)
S&P 500 Index	4,000.00 USD	10/9/20	9	900	45	352	(307)
S&P 500 Index	3,525.00 USD	10/12/20	3	300	1,170	7,311	(6,141)
S&P 500 Index	4,000.00 USD	10/12/20	9	900	45	397	(352)
S&P 500 Index	3,550.00 USD	10/14/20	3	300	1,170	6,600	(5,430)
S&P 500 Index	4,000.00 USD	10/14/20	9	900	68	370	(302)
S&P 500 Index	3,440.00 USD	10/16/20	3	300	6,810	7,434	(624)
S&P 500 Index	3,740.00 USD	10/16/20	2	200	140	5,652	(5,512)
S&P 500 Index	4,200.00 USD	10/16/20	6	600	15	733	(718)
S&P 500 Index	3,420.00 USD	10/19/20	3	300	9,855	4,929	4,926
S&P 500 Index	3,900.00 USD	10/19/20	9	900	247	352	(105)
S&P 500 Index	3,425.00 USD	10/21/20	3	300	10,470	4,341	6,129
S&P 500 Index	3,900.00 USD	10/21/20	9	900	360	351	9
S&P 500 Index	3,430.00 USD	10/23/20	3	300	11,010	4,941	6,069
S&P 500 Index	3,600.00 USD	10/23/20	1	100	530	1,917	(1,387)
S&P 500 Index	3,625.00 USD	10/23/20	1	100	410	2,445	(2,035)
S&P 500 Index	3,675.00 USD	10/23/20	1	100	257	1,927	(1,670)
S&P 500 Index	3,900.00 USD	10/23/20	9	900	472	361	111
S&P 500 Index	4,000.00 USD	10/23/20	3	300	83	591	(508)
S&P 500 Index	4,100.00 USD	10/23/20	6	600	90	798	(708)
S&P 500 Index	3,500.00 USD	10/26/20	3	300	5,445	6,351	(906)
S&P 500 Index	3,900.00 USD	10/26/20	9	900	562	613	(51)
S&P 500 Index	3,525.00 USD	10/28/20	3	300	4,710	6,027	(1,317)
S&P 500 Index	3,900.00 USD	10/28/20	9	900	720	748	(28)
S&P 500 Index	3,550.00 USD	10/30/20	1	100	1,355	2,886	(1,531)
S&P 500 Index	4,000.00 USD	10/30/20	3	300	172	447	(275)
S&P 500 Index	3,570.00 USD	11/2/20	1	100	1,245	3,235	(1,990)
S&P 500 Index	4,100.00 USD	11/2/20	3	300	105	339	(234)
S&P 500 Index	3,590.00 USD	11/4/20	1	100	1,465	3,666	(2,201)
S&P 500 Index	4,100.00 USD	11/4/20	3	300	165	386	(221)
S&P 500 Index	3,450.00 USD	11/6/20	2	200	11,540	6,466	5,074
S&P 500 Index	3,475.00 USD	11/6/20	1	100	4,775	4,474	301
S&P 500 Index	4,000.00 USD	11/6/20	6	600	570	577	(7)
S&P 500 Index	4,100.00 USD	11/6/20	3	300	202	343	(141)
S&P 500 Index	3,475.00 USD	11/13/20	1	100	5,655	3,323	2,332
S&P 500 Index	3,525.00 USD	11/13/20	1	100	3,920	4,442	(522)
S&P 500 Index	3,550.00 USD	11/13/20	1	100	3,220	3,811	(591)
S&P 500 Index	4,000.00 USD	11/13/20	9	900	1,350	1,376	(26)
S&P 500 Index	3,560.00 USD	10/16/20	2	200	860	5,608	(4,748)
S&P 500 Index	3,600.00 USD	10/16/20	2	200	530	5,464	(4,934)
S&P 500 Index	3,670.00 USD	10/16/20	2	200	265	4,684	(4,419)
S&P 500 Index	3,675.00 USD	10/16/20	2	200	250	4,708	(4,458)
S&P 500 Index	3,900.00 USD	10/16/20	12	1,200	240	1,535	(1,295)
S&P 500 Index	4,000.00 USD	10/16/20	21	2,100	157	2,046	(1,889)

Total call options					$93,927	$143,360	$(49,433)

Put options:
E-mini S&P 500 Index	303.00 USD	10/2/20	6	$600	$18	$1,552	$(1,534)
E-mini S&P 500 Index	304.00 USD	10/2/20	6	600	18	1,624	(1,606)
E-mini S&P 500 Index	307.00 USD	10/2/20	18	1,800	72	3,073	(3,001)
E-mini S&P 500 Index	311.00 USD	10/2/20	6	600	30	1,054	(1,024)
E-mini S&P 500 Index	316.00 USD	10/2/20	6	600	57	1,006	(949)
E-mini S&P 500 Index	327.00 USD	10/2/20	3	300	212	2,108	(1,896)

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	119

Schedule of Investments

September 30, 2020

Options purchased contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
E-mini S&P 500 Index	329.00 USD	10/2/20	9	$900	$931	$5,002	$(4,071)
E-mini S&P 500 Index	333.00 USD	10/2/20	3	300	626	1,526	(900)
E-mini S&P 500 Index	344.00 USD	10/2/20	3	300	2,811	1,406	1,405
E-mini S&P 500 Index	300.00 USD	10/5/20	6	600	24	1,444	(1,420)
E-mini S&P 500 Index	302.00 USD	10/5/20	6	600	30	1,678	(1,648)
E-mini S&P 500 Index	307.00 USD	10/5/20	6	600	45	1,072	(1,027)
E-mini S&P 500 Index	308.00 USD	10/5/20	6	600	45	1,012	(967)
E-mini S&P 500 Index	310.00 USD	10/5/20	18	1,800	171	2,334	(2,163)
E-mini S&P 500 Index	326.00 USD	10/5/20	3	300	293	2,048	(1,755)
E-mini S&P 500 Index	329.00 USD	10/5/20	3	300	462	1,694	(1,232)
E-mini S&P 500 Index	330.00 USD	10/5/20	3	300	536	2,084	(1,548)
E-mini S&P 500 Index	332.00 USD	10/5/20	12	1,200	2,844	5,706	(2,862)
E-mini S&P 500 Index	343.00 USD	10/5/20	3	300	2,634	1,412	1,222
E-mini S&P 500 Index	295.00 USD	10/7/20	6	600	42	1,330	(1,288)
E-mini S&P 500 Index	305.00 USD	10/7/20	12	1,200	162	2,163	(2,001)
E-mini S&P 500 Index	312.00 USD	10/7/20	12	1,200	324	1,413	(1,089)
E-mini S&P 500 Index	325.00 USD	10/7/20	3	300	419	2,090	(1,671)
E-mini S&P 500 Index	329.00 USD	10/7/20	3	300	672	1,844	(1,172)
E-mini S&P 500 Index	330.00 USD	10/7/20	3	300	755	1,508	(753)
E-mini S&P 500 Index	332.00 USD	10/7/20	3	300	943	1,493	(550)
E-mini S&P 500 Index	334.00 USD	10/7/20	6	600	2,343	2,494	(151)
E-mini S&P 500 Index	295.00 USD	10/9/20	24	2,400	324	3,156	(2,832)
E-mini S&P 500 Index	300.00 USD	10/9/20	18	1,800	333	3,817	(3,484)
E-mini S&P 500 Index	305.00 USD	10/9/20	6	600	156	820	(664)
E-mini S&P 500 Index	317.00 USD	10/9/20	9	900	778	2,815	(2,037)
E-mini S&P 500 Index	325.00 USD	10/9/20	3	300	597	2,192	(1,595)
E-mini S&P 500 Index	328.00 USD	10/9/20	3	300	799	1,871	(1,072)
E-mini S&P 500 Index	330.00 USD	10/9/20	6	600	1,935	3,970	(2,035)
E-mini S&P 500 Index	331.00 USD	10/9/20	3	300	1,062	1,517	(455)
E-mini S&P 500 Index	332.00 USD	10/9/20	3	300	1,164	1,208	(44)
E-mini S&P 500 Index	295.00 USD	10/12/20	22	2,200	418	2,710	(2,292)
E-mini S&P 500 Index	300.00 USD	10/12/20	12	1,200	306	1,833	(1,527)
E-mini S&P 500 Index	316.00 USD	10/12/20	8	800	808	3,253	(2,445)
E-mini S&P 500 Index	321.00 USD	10/12/20	3	300	485	1,286	(801)
E-mini S&P 500 Index	325.00 USD	10/12/20	3	300	698	1,679	(981)
E-mini S&P 500 Index	329.00 USD	10/12/20	3	300	991	1,103	(112)
E-mini S&P 500 Index	330.00 USD	10/12/20	3	300	1,081	1,697	(616)
E-mini S&P 500 Index	331.00 USD	10/12/20	3	300	1,177	1,595	(418)
E-mini S&P 500 Index	295.00 USD	10/14/20	16	1,600	464	2,068	(1,604)
E-mini S&P 500 Index	300.00 USD	10/14/20	6	600	240	1,072	(832)
E-mini S&P 500 Index	316.00 USD	10/14/20	5	500	705	2,339	(1,634)
E-mini S&P 500 Index	320.00 USD	10/14/20	6	600	1,167	2,996	(1,829)
E-mini S&P 500 Index	331.00 USD	10/14/20	3	300	1,360	1,310	50
E-mini S&P 500 Index	289.00 USD	10/16/20	18	1,800	549	1,741	(1,192)
E-mini S&P 500 Index	291.00 USD	10/16/20	6	600	201	778	(577)
E-mini S&P 500 Index	295.00 USD	10/16/20	12	1,200	504	1,905	(1,401)
E-mini S&P 500 Index	296.00 USD	10/16/20	6	600	267	1,030	(763)
E-mini S&P 500 Index	315.00 USD	10/16/20	12	1,200	2,034	5,373	(3,339)
E-mini S&P 500 Index	320.00 USD	10/16/20	3	300	726	1,856	(1,130)
E-mini S&P 500 Index	321.00 USD	10/16/20	3	300	779	1,526	(747)
E-mini S&P 500 Index	325.00 USD	10/16/20	3	300	1,029	1,865	(836)
E-mini S&P 500 Index	330.00 USD	10/16/20	6	600	2,877	3,106	(229)
E-mini S&P 500 Index	285.00 USD	10/19/20	6	600	177	634	(457)
E-mini S&P 500 Index	290.00 USD	10/19/20	12	1,200	456	1,557	(1,101)
E-mini S&P 500 Index	300.00 USD	10/19/20	9	900	617	1,579	(962)
E-mini S&P 500 Index	320.00 USD	10/19/20	9	900	2,398	5,274	(2,876)
E-mini S&P 500 Index	327.00 USD	10/19/20	9	900	3,784	4,038	(254)
E-mini S&P 500 Index	330.00 USD	10/19/20	6	600	3,054	3,242	(188)
E-mini S&P 500 Index	285.00 USD	10/21/20	6	600	228	748	(520)

120	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Options purchased contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
E-mini S&P 500 Index	296.00 USD	10/21/20	6	$600	$411	$1,096	$(685)
E-mini S&P 500 Index	304.00 USD	10/21/20	6	600	672	760	(88)
E-mini S&P 500 Index	308.00 USD	10/21/20	1	100	145	112	33
E-mini S&P 500 Index	320.00 USD	10/21/20	3	300	921	1,925	(1,004)
E-mini S&P 500 Index	326.00 USD	10/21/20	3	300	1,318	1,382	(64)
E-mini S&P 500 Index	330.00 USD	10/21/20	5	500	2,780	2,193	587
E-mini S&P 500 Index	285.00 USD	10/23/20	6	600	279	862	(583)
E-mini S&P 500 Index	290.00 USD	10/23/20	18	1,800	1,080	2,971	(1,891)
E-mini S&P 500 Index	302.50 USD	10/23/20	6	600	738	803	(65)
E-mini S&P 500 Index	315.00 USD	10/23/20	3	300	776	1,844	(1,068)
E-mini S&P 500 Index	320.00 USD	10/23/20	9	900	3,100	6,033	(2,933)
E-mini S&P 500 Index	326.00 USD	10/23/20	3	300	1,449	1,500	(51)
E-mini S&P 500 Index	329.00 USD	10/23/20	3	300	1,710	1,373	337
E-mini S&P 500 Index	285.00 USD	10/26/20	6	600	315	946	(631)
E-mini S&P 500 Index	290.00 USD	10/26/20	12	1,200	816	2,102	(1,286)
E-mini S&P 500 Index	315.00 USD	10/26/20	3	300	837	1,928	(1,091)
E-mini S&P 500 Index	320.00 USD	10/26/20	6	600	2,211	4,288	(2,077)
E-mini S&P 500 Index	326.00 USD	10/26/20	3	300	1,527	1,571	(44)
E-mini S&P 500 Index	329.00 USD	10/26/20	3	300	1,791	1,439	352
E-mini S&P 500 Index	301.00 USD	10/28/20	6	600	876	706	170
E-mini S&P 500 Index	327.00 USD	10/28/20	3	300	1,732	1,409	323
E-mini S&P 500 Index	290.00 USD	10/30/20	6	600	564	1,294	(730)
E-mini S&P 500 Index	297.00 USD	10/30/20	6	600	813	880	(67)
E-mini S&P 500 Index	298.00 USD	10/30/20	6	600	858	700	158
E-mini S&P 500 Index	320.00 USD	10/30/20	3	300	1,326	2,420	(1,094)
E-mini S&P 500 Index	325.00 USD	10/30/20	3	300	1,689	1,751	(62)
E-mini S&P 500 Index	326.00 USD	10/30/20	3	300	1,771	1,460	311
E-mini S&P 500 Index	295.00 USD	11/2/20	12	1,200	1,650	1,568	82
E-mini S&P 500 Index	325.00 USD	11/2/20	6	600	3,588	3,340	248
E-mini S&P 500 Index	305.00 USD	10/2/20	8	800	24	1,078	(1,054)
E-mini S&P 500 Index	306.00 USD	10/2/20	8	800	24	1,222	(1,198)
E-mini S&P 500 Index	335.00 USD	10/2/20	4	400	1,154	1,551	(397)
E-mini S&P 500 Index	336.00 USD	10/2/20	4	400	1,348	1,775	(427)
E-mini S&P 500 Index	305.00 USD	10/5/20	8	800	48	1,174	(1,126)
E-mini S&P 500 Index	335.00 USD	10/5/20	4	400	1,416	1,623	(207)
S&P 500 Index	3,020.00 USD	10/2/20	5	500	125	12,129	(12,004)
S&P 500 Index	3,050.00 USD	10/2/20	5	500	150	14,219	(14,069)
S&P 500 Index	3,090.00 USD	10/2/20	2	200	85	6,290	(6,205)
S&P 500 Index	3,100.00 USD	10/2/20	7	700	333	13,190	(12,857)
S&P 500 Index	3,115.00 USD	10/2/20	5	500	275	6,638	(6,363)
S&P 500 Index	3,040.00 USD	10/5/20	5	500	275	6,085	(5,810)
S&P 500 Index	2,975.00 USD	10/7/20	5	500	400	12,094	(11,694)
S&P 500 Index	3,000.00 USD	10/7/20	2	200	185	5,282	(5,097)
S&P 500 Index	3,025.00 USD	10/7/20	5	500	563	7,009	(6,446)
S&P 500 Index	3,040.00 USD	10/7/20	5	500	625	9,664	(9,039)
S&P 500 Index	3,020.00 USD	10/9/20	5	500	1,050	9,335	(8,285)
S&P 500 Index	3,040.00 USD	10/9/20	10	1,000	2,450	13,739	(11,289)
S&P 500 Index	3,050.00 USD	10/9/20	5	500	1,325	9,614	(8,289)
S&P 500 Index	3,080.00 USD	10/9/20	2	200	690	4,904	(4,214)
S&P 500 Index	3,130.00 USD	10/9/20	2	200	1,130	4,936	(3,806)
S&P 500 Index	3,075.00 USD	10/12/20	5	500	2,300	8,094	(5,794)
S&P 500 Index	3,125.00 USD	10/12/20	2	200	1,460	4,272	(2,812)
S&P 500 Index	3,150.00 USD	10/12/20	5	500	4,600	5,834	(1,234)
S&P 500 Index	3,075.00 USD	10/14/20	5	500	3,525	7,910	(4,385)
S&P 500 Index	3,100.00 USD	10/14/20	5	500	4,300	8,510	(4,210)
S&P 500 Index	3,125.00 USD	10/14/20	7	700	7,385	10,763	(3,378)
S&P 500 Index	3,150.00 USD	10/14/20	2	200	2,590	4,490	(1,900)
S&P 500 Index	3,170.00 USD	10/14/20	5	500	7,650	5,579	2,071
S&P 500 Index	2,975.00 USD	10/16/20	5	500	2,300	7,510	(5,210)

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	121

Schedule of Investments

September 30, 2020

Options purchased contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,985.00 USD	10/16/20	5	$500	$2,450	$7,913	$(5,463)
S&P 500 Index	3,050.00 USD	10/16/20	2	200	1,550	4,412	(2,862)
S&P 500 Index	3,070.00 USD	10/16/20	2	200	1,790	4,695	(2,905)
S&P 500 Index	2,925.00 USD	10/19/20	5	500	2,175	7,785	(5,610)
S&P 500 Index	3,000.00 USD	10/19/20	2	200	1,380	4,882	(3,502)
S&P 500 Index	2,900.00 USD	10/21/20	5	500	2,450	8,614	(6,164)
S&P 500 Index	2,975.00 USD	10/21/20	7	700	5,250	13,042	(7,792)
S&P 500 Index	3,040.00 USD	10/21/20	2	200	2,230	4,636	(2,406)
S&P 500 Index	2,910.00 USD	10/23/20	5	500	3,175	8,594	(5,419)
S&P 500 Index	2,915.00 USD	10/23/20	5	500	3,250	8,008	(4,758)
S&P 500 Index	2,960.00 USD	10/23/20	2	200	1,680	4,586	(2,906)
S&P 500 Index	2,990.00 USD	10/23/20	2	200	2,000	4,682	(2,682)
S&P 500 Index	3,025.00 USD	10/26/20	5	500	6,750	7,459	(709)
S&P 500 Index	3,075.00 USD	10/26/20	2	200	3,621	4,272	(651)
S&P 500 Index	3,000.00 USD	10/28/20	5	500	6,900	7,694	(794)
S&P 500 Index	3,050.00 USD	10/28/20	5	500	9,100	7,029	2,071
S&P 500 Index	3,075.00 USD	10/28/20	2	200	4,170	4,602	(432)
S&P 500 Index	3,120.00 USD	10/28/20	2	200	5,309	4,169	1,140

Total put options					$207,005	$509,972	$(302,967)

Total options purchased contracts					$300,932	$653,332	$(352,400)

Options written contracts outstanding at September 30, 2020:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	3,800.00 USD	10/2/20	(12)	$(1,200)	$(30)	$(2,435)	$2,405
S&P 500 Index	3,750.00 USD	10/5/20	(12)	(1,200)	(60)	(2,111)	2,051
S&P 500 Index	3,725.00 USD	10/7/20	(12)	(1,200)	(120)	(5,315)	5,195
S&P 500 Index	3,650.00 USD	10/9/20	(12)	(1,200)	(630)	(5,171)	4,541
S&P 500 Index	3,675.00 USD	10/12/20	(12)	(1,200)	(690)	(5,555)	4,865
S&P 500 Index	3,700.00 USD	10/14/20	(12)	(1,200)	(870)	(4,799)	3,929
S&P 500 Index	3,575.00 USD	10/16/20	(12)	(1,200)	(4,260)	(6,119)	1,859
S&P 500 Index	3,660.00 USD	10/16/20	(8)	(800)	(1,140)	(8,119)	6,979
S&P 500 Index	3,700.00 USD	10/16/20	(8)	(800)	(800)	(7,807)	7,007
S&P 500 Index	3,775.00 USD	10/16/20	(16)	(1,600)	(880)	(14,822)	13,942
S&P 500 Index	3,850.00 USD	10/16/20	(8)	(800)	(240)	(9,391)	9,151
S&P 500 Index	3,550.00 USD	10/19/20	(12)	(1,200)	(7,500)	(4,259)	(3,241)
S&P 500 Index	3,550.00 USD	10/21/20	(12)	(1,200)	(9,300)	(3,828)	(5,472)
S&P 500 Index	3,560.00 USD	10/23/20	(12)	(1,200)	(9,900)	(4,139)	(5,761)
S&P 500 Index	3,775.00 USD	10/23/20	(4)	(400)	(500)	(3,016)	2,516
S&P 500 Index	3,800.00 USD	10/23/20	(4)	(400)	(420)	(1,639)	1,219
S&P 500 Index	3,875.00 USD	10/23/20	(4)	(400)	(250)	(1,780)	1,530
S&P 500 Index	3,650.00 USD	10/26/20	(12)	(1,200)	(5,315)	(4,355)	(960)
S&P 500 Index	3,675.00 USD	10/28/20	(12)	(1,200)	(4,200)	(4,811)	611
S&P 500 Index	3,685.00 USD	10/30/20	(4)	(400)	(1,520)	(3,812)	2,292
S&P 500 Index	3,670.00 USD	11/2/20	(4)	(400)	(1,920)	(5,448)	3,528
S&P 500 Index	3,700.00 USD	11/4/20	(4)	(400)	(2,140)	(5,856)	3,716
S&P 500 Index	3,575.00 USD	11/6/20	(12)	(1,200)	(24,420)	(15,891)	(8,529)
S&P 500 Index	3,600.00 USD	11/13/20	(4)	(400)	(8,560)	(4,552)	(4,008)
S&P 500 Index	3,625.00 USD	11/13/20	(4)	(400)	(6,980)	(8,156)	1,176
S&P 500 Index	3,650.00 USD	11/13/20	(4)	(400)	(5,680)	(6,748)	1,068

Total call options					$(98,325)	$(149,934)	$51,609

Put options:
E-mini S&P 500 Index	315.00 USD	10/2/20	(9)	$(900)	$(76)	$(3,746)	$3,670
E-mini S&P 500 Index	317.00 USD	10/2/20	(9)	(900)	(94)	(3,665)	3,571

122	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

Options written contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
E-mini S&P 500 Index	318.00 USD	10/2/20	(27)	$(2,700)	$(337)	$(8,107)	$7,770
E-mini S&P 500 Index	320.00 USD	10/2/20	(12)	(1,200)	(210)	(2,619)	2,409
E-mini S&P 500 Index	321.00 USD	10/2/20	(12)	(1,200)	(252)	(2,967)	2,715
E-mini S&P 500 Index	322.00 USD	10/2/20	(9)	(900)	(229)	(2,621)	2,392
E-mini S&P 500 Index	330.00 USD	10/2/20	(6)	(600)	(744)	(1,604)	860
E-mini S&P 500 Index	313.00 USD	10/5/20	(3)	(300)	(39)	(1,186)	1,147
E-mini S&P 500 Index	316.00 USD	10/5/20	(9)	(900)	(171)	(3,854)	3,683
E-mini S&P 500 Index	318.00 USD	10/5/20	(9)	(900)	(234)	(2,801)	2,567
E-mini S&P 500 Index	320.00 USD	10/5/20	(21)	(2,100)	(756)	(5,367)	4,611
E-mini S&P 500 Index	321.00 USD	10/5/20	(27)	(2,700)	(1,161)	(6,460)	5,299
E-mini S&P 500 Index	328.00 USD	10/5/20	(9)	(900)	(1,193)	(2,387)	1,194
E-mini S&P 500 Index	310.00 USD	10/7/20	(3)	(300)	(64)	(1,147)	1,083
E-mini S&P 500 Index	317.00 USD	10/7/20	(18)	(1,800)	(891)	(5,513)	4,622
E-mini S&P 500 Index	321.00 USD	10/7/20	(9)	(900)	(760)	(2,414)	1,654
E-mini S&P 500 Index	323.00 USD	10/7/20	(18)	(1,800)	(1,953)	(3,857)	1,904
E-mini S&P 500 Index	306.00 USD	10/9/20	(27)	(2,700)	(769)	(4,411)	3,642
E-mini S&P 500 Index	310.00 USD	10/9/20	(3)	(300)	(124)	(1,231)	1,107
E-mini S&P 500 Index	314.00 USD	10/9/20	(9)	(900)	(567)	(2,855)	2,288
E-mini S&P 500 Index	315.00 USD	10/9/20	(18)	(1,800)	(1,260)	(6,872)	5,612
E-mini S&P 500 Index	318.00 USD	10/9/20	(9)	(900)	(868)	(2,306)	1,438
E-mini S&P 500 Index	321.00 USD	10/9/20	(9)	(900)	(1,197)	(1,956)	759
E-mini S&P 500 Index	305.00 USD	10/12/20	(12)	(1,200)	(438)	(2,451)	2,013
E-mini S&P 500 Index	310.00 USD	10/12/20	(18)	(1,800)	(1,026)	(4,550)	3,524
E-mini S&P 500 Index	315.00 USD	10/12/20	(9)	(900)	(828)	(2,702)	1,874
E-mini S&P 500 Index	317.00 USD	10/12/20	(9)	(900)	(1,004)	(1,749)	745
E-mini S&P 500 Index	318.00 USD	10/12/20	(9)	(900)	(1,103)	(2,486)	1,383
E-mini S&P 500 Index	305.00 USD	10/14/20	(9)	(900)	(517)	(2,162)	1,645
E-mini S&P 500 Index	308.00 USD	10/14/20	(9)	(900)	(657)	(2,073)	1,416
E-mini S&P 500 Index	309.00 USD	10/14/20	(9)	(900)	(711)	(2,666)	1,955
E-mini S&P 500 Index	318.00 USD	10/14/20	(9)	(900)	(1,490)	(2,055)	565
E-mini S&P 500 Index	302.00 USD	10/16/20	(15)	(1,500)	(1,005)	(3,004)	1,999
E-mini S&P 500 Index	303.00 USD	10/16/20	(9)	(900)	(643)	(2,252)	1,609
E-mini S&P 500 Index	308.00 USD	10/16/20	(18)	(1,800)	(1,845)	(5,279)	3,434
E-mini S&P 500 Index	310.00 USD	10/16/20	(9)	(900)	(1,062)	(2,945)	1,883
E-mini S&P 500 Index	316.00 USD	10/16/20	(18)	(1,800)	(3,285)	(4,865)	1,580
E-mini S&P 500 Index	310.00 USD	10/19/20	(9)	(900)	(1,215)	(3,107)	1,892
E-mini S&P 500 Index	315.00 USD	10/19/20	(15)	(1,500)	(2,858)	(4,039)	1,181
E-mini S&P 500 Index	316.00 USD	10/19/20	(27)	(2,700)	(5,508)	(6,031)	523
E-mini S&P 500 Index	300.00 USD	10/21/20	(9)	(900)	(783)	(2,361)	1,578
E-mini S&P 500 Index	315.00 USD	10/21/20	(6)	(600)	(1,350)	(1,442)	92
E-mini S&P 500 Index	319.00 USD	10/21/20	(15)	(1,500)	(4,328)	(3,319)	(1,009)
E-mini S&P 500 Index	300.00 USD	10/23/20	(9)	(900)	(950)	(2,648)	1,698
E-mini S&P 500 Index	305.00 USD	10/23/20	(21)	(2,100)	(3,003)	(7,133)	4,130
E-mini S&P 500 Index	314.00 USD	10/23/20	(9)	(900)	(2,192)	(2,289)	97
E-mini S&P 500 Index	317.00 USD	10/23/20	(9)	(900)	(2,610)	(2,037)	(573)
E-mini S&P 500 Index	300.00 USD	10/26/20	(3)	(300)	(355)	(949)	594
E-mini S&P 500 Index	305.00 USD	10/26/20	(12)	(1,200)	(1,890)	(4,080)	2,190
E-mini S&P 500 Index	313.00 USD	10/26/20	(9)	(900)	(2,246)	(2,325)	79
E-mini S&P 500 Index	317.00 USD	10/26/20	(9)	(900)	(2,813)	(2,198)	(615)
E-mini S&P 500 Index	314.00 USD	10/28/20	(9)	(900)	(2,660)	(2,117)	(543)
E-mini S&P 500 Index	305.00 USD	10/30/20	(9)	(900)	(1,868)	(3,791)	1,923
E-mini S&P 500 Index	311.00 USD	10/30/20	(9)	(900)	(2,543)	(2,649)	106
E-mini S&P 500 Index	312.00 USD	10/30/20	(9)	(900)	(2,673)	(2,162)	(511)
E-mini S&P 500 Index	310.00 USD	11/2/20	(18)	(1,800)	(5,292)	(4,883)	(409)
S&P 500 Index	3,150.00 USD	10/2/20	(7)	(700)	(577)	(25,993)	25,416
S&P 500 Index	3,160.00 USD	10/2/20	(2)	(200)	(190)	(8,007)	7,817
S&P 500 Index	3,165.00 USD	10/2/20	(5)	(500)	(500)	(10,140)	9,640
S&P 500 Index	3,175.00 USD	10/2/20	(5)	(500)	(600)	(20,991)	20,391
S&P 500 Index	3,180.00 USD	10/2/20	(5)	(500)	(625)	(10,228)	9,603

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	123

Schedule of Investments

September 30, 2020

Options written contracts outstanding at September 30, 2020 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	3,100.00 USD	10/5/20	(5)	$(500)	$(475)	$(9,498)	$9,023
S&P 500 Index	3,075.00 USD	10/7/20	(2)	(200)	(340)	(6,949)	6,609
S&P 500 Index	3,100.00 USD	10/7/20	(3)	(300)	(652)	(11,485)	10,833
S&P 500 Index	3,160.00 USD	10/7/20	(5)	(500)	(2,200)	(10,765)	8,565
S&P 500 Index	3,170.00 USD	10/7/20	(2)	(200)	(1,000)	(6,471)	5,471
S&P 500 Index	3,175.00 USD	10/7/20	(5)	(500)	(2,650)	(16,601)	13,951
S&P 500 Index	3,105.00 USD	10/9/20	(10)	(1,000)	(4,350)	(21,726)	17,376
S&P 500 Index	3,145.00 USD	10/9/20	(2)	(200)	(1,330)	(6,551)	5,221
S&P 500 Index	3,150.00 USD	10/9/20	(5)	(500)	(3,500)	(16,592)	13,092
S&P 500 Index	3,180.00 USD	10/9/20	(5)	(500)	(4,825)	(16,576)	11,751
S&P 500 Index	3,200.00 USD	10/9/20	(2)	(200)	(2,390)	(6,633)	4,243
S&P 500 Index	3,190.00 USD	10/12/20	(2)	(200)	(2,690)	(5,879)	3,189
S&P 500 Index	3,200.00 USD	10/12/20	(5)	(500)	(7,375)	(14,966)	7,591
S&P 500 Index	3,215.00 USD	10/12/20	(5)	(500)	(8,475)	(9,831)	1,356
S&P 500 Index	3,190.00 USD	10/14/20	(5)	(500)	(8,950)	(10,791)	1,841
S&P 500 Index	3,200.00 USD	10/14/20	(2)	(200)	(3,880)	(5,907)	2,027
S&P 500 Index	3,210.00 USD	10/14/20	(7)	(700)	(14,735)	(21,056)	6,321
S&P 500 Index	3,220.00 USD	10/14/20	(5)	(500)	(11,375)	(14,840)	3,465
S&P 500 Index	3,240.00 USD	10/14/20	(5)	(500)	(13,300)	(9,896)	(3,404)
S&P 500 Index	3,110.00 USD	10/16/20	(7)	(700)	(8,400)	(20,598)	12,198
S&P 500 Index	3,120.00 USD	10/16/20	(5)	(500)	(6,475)	(14,713)	8,238
S&P 500 Index	3,135.00 USD	10/16/20	(2)	(200)	(2,890)	(6,383)	3,493
S&P 500 Index	3,050.00 USD	10/19/20	(7)	(700)	(6,755)	(21,238)	14,483
S&P 500 Index	3,025.00 USD	10/21/20	(5)	(500)	(5,075)	(16,026)	10,951
S&P 500 Index	3,030.00 USD	10/21/20	(2)	(200)	(2,110)	(6,189)	4,079
S&P 500 Index	3,100.00 USD	10/21/20	(7)	(700)	(11,515)	(21,910)	10,395
S&P 500 Index	3,025.00 USD	10/23/20	(2)	(200)	(2,450)	(6,283)	3,833
S&P 500 Index	3,040.00 USD	10/23/20	(5)	(500)	(6,725)	(16,156)	9,431
S&P 500 Index	3,045.00 USD	10/23/20	(5)	(500)	(6,925)	(15,454)	8,529
S&P 500 Index	3,050.00 USD	10/23/20	(2)	(200)	(2,850)	(6,349)	3,499
S&P 500 Index	3,140.00 USD	10/26/20	(2)	(200)	(5,270)	(6,029)	759
S&P 500 Index	3,160.00 USD	10/26/20	(5)	(500)	(14,750)	(15,346)	596
S&P 500 Index	3,130.00 USD	10/28/20	(7)	(700)	(19,600)	(21,590)	1,990
S&P 500 Index	3,180.00 USD	10/28/20	(7)	(700)	(25,515)	(20,283)	(5,232)

Total put options					$(300,989)	$(693,664)	$392,675

Total options written contracts					$(399,314)	$(843,598)	$444,284

(e) At September 30, 2020, the Fund pledged $313,749 in cash as collateral for options written.

124	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2020

AllianzGI Water Fund

	Shares	Value

Common Stock—95.0%

Canada—2.1%
Algonquin Power & Utilities Corp.	998,735	$14,506,053

China—1.8%
China Water Affairs Group Ltd.	8,212,000	6,468,799
Guangdong Investment Ltd.	4,154,000	6,604,785

		13,073,584

France—6.6%
Suez S.A.	1,209,941	22,356,120
Veolia Environnement S.A.	1,126,865	24,313,321

		46,669,441

Ireland—2.7%
STERIS PLC	45,000	7,928,550
Trane Technologies PLC	90,000	10,912,500

		18,841,050

Italy—1.2%
Hera SpA (b)	2,286,513	8,431,063

Netherlands—3.5%
Aalberts NV	362,179	13,023,803
Arcadis NV	528,577	11,472,513

		24,496,316

Sweden—2.4%
Alfa Laval AB (b)	756,234	16,693,484

Switzerland—7.5%
Geberit AG	56,584	33,476,451
Georg Fischer AG	13,317	13,828,262
Landis+Gyr Group AG (b)	99,104	5,396,274

		52,700,987

United Kingdom—12.6%
Halma PLC	1,331,376	40,223,330
Pennon Group PLC	1,388,141	18,468,426
Severn Trent PLC	480,010	15,112,975
United Utilities Group PLC	1,325,295	14,639,706

		88,444,437

United States—54.6%
Agilent Technologies, Inc.	143,743	14,509,418
American States Water Co.	136,450	10,226,928
American Water Works Co., Inc.	401,184	58,123,538
Badger Meter, Inc.	120,000	7,844,400
California Water Service Group	15,533	674,909
Danaher Corp.	203,862	43,897,604
Ecolab, Inc.	102,546	20,492,793
Essential Utilities, Inc.	641,834	25,833,818
Evoqua Water Technologies Corp. (b)	474,476	10,068,381
Franklin Electric Co., Inc.	120,000	7,059,600
IDEX Corp.	233,384	42,571,575
Itron, Inc. (b)	227,221	13,801,404
Mueller Water Products, Inc., Class A	166,694	1,731,951
PerkinElmer, Inc.	121,636	15,266,534
Tetra Tech, Inc.	289,483	27,645,626
Thermo Fisher Scientific, Inc.	56,509	24,949,854
Trimble, Inc. (b)	140,000	6,818,000
Waste Management, Inc.	123,575	13,984,983
Xylem, Inc.	462,717	38,923,754

		384,425,070

Total Common Stock (cost—$478,435,949)		668,281,485

	Principal Amount (000s)	Value

Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $22,555,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/25, valued at $23,006,105 including accrued interest
(cost—$22,555,000)	$22,555	$22,555,000

Total Investments (cost—$500,990,949) (a)—98.2%		690,836,485

Other assets less liabilities—1.8%		12,690,202

Net Assets—100.0%		$703,526,687

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $250,509,312, representing 35.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Water Utilities	22.2%
Machinery	19.5%
Electronic Equipment, Instruments & Components	10.5%
Multi-Utilities	9.9%
Life Sciences Tools & Services	7.8%
Healthcare Equipment & Supplies	7.4%
Building Products	6.3%
Commercial Services & Supplies	5.9%
Chemicals	2.9%
Construction & Engineering	1.6%
Electrical Equipment	1.0%
Repurchase Agreements	3.2%
Other assets less liabilities	1.8%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	125

Statements of Assets and Liabilities

September 30, 2020

	AllianzGI Best Styles Global Equity	AllianzGI Convertible	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Small-Cap
Assets:
Investments, at value	$71,305,680	$1,946,016,737	$51,740,047	$35,031,507	$5,218,498
Investments in Affiliates, at value	—	—	—	—	—
Repurchase agreements, at value	231,000	23,684,000	257,000	160,000	—
Cash	1,793	417	462,306	892	—
Foreign currency, at value	204,897	—	—	325,511	23,324
Receivable for Fund shares sold	1,310	8,175,732	—	—	—
Receivable for investments sold	171,229	6,275,869	428,749	—	165,291
Dividends and interest receivable (net of foreign withholding taxes)	162,868	5,002,384	335,576	38,123	10,840
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	99,908	171,810	1,211	7,392	1,820
Receivable for variation margin on futures contracts	—	—	—	—	—
Swap premiums paid	—	—	626,851	—	—
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Unrealized appreciation of OTC swaps	—	—	—	—	—
Tax reclaims receivable	354,007	—	—	10,058	—
Receivable from Investment Manager	—	—	6,539	—	11,441
Receivable for TBA investments sold	—	—	3,847,832	—	—
Receivable for variation margin on centrally cleared swaps	—	—	11,660	—	—
Deposits with brokers for derivatives collateral	—	—	984,941	—	—
Prepaid expenses and other assets	29,194	109,119	25,124	9,989	9,148
Total Assets	72,561,886	1,989,436,068	58,727,836	35,583,472	5,440,362
Liabilities:
Payable for investments purchased	—	11,741,422	1,472,779	—	—
Payable for Fund shares redeemed	30,760	1,279,068	—	—	—
Investment management fees payable	62,619	868,192	—	4,675	—
Trustees Deferred Compensation Plan payable (see Note 5)	99,908	171,810	1,211	7,392	1,820
Servicing fees payable	180	72,936	—	13	46
Distribution fees payable	9	70,549	—	—	—
Payable for variation margin on futures contracts	—	—	21,863	—	—
Payable for TBA investments purchased	—	—	6,735,847	—	—
Payable to custodian for cash overdraft	—	—	—	—	109,419
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Unrealized depreciation of OTC swaps	—	—	—	—	—
Payable for variation margin on centrally cleared swaps	—	—	—	—	—
Accrued expenses and other liabilities	100,923	711,023	62,176	60,800	76,674
Total Liabilities	294,399	14,915,000	8,293,876	72,880	187,959
Net Assets	$72,267,487	$1,974,521,068	$50,433,960	$35,510,592	$5,252,403

126	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Value	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global Sustainability	AllianzGI Green Bond	AllianzGI High Yield Bond	AllianzGI International Small-Cap

$130,910,673	$51,340,562	$31,242,360	$149,519,141	$27,040,305	$79,544,554	$76,653,025
—	182,560,957	4,190,727	—	—	4,399,764	—
3,293,000	8,300,000	6,306,000	4,166,000	—	1,738,000	—
187	461,204	172,942	596	86,330	222	—
2,398,291	—	877,928	4	6,432	—	630,097
60,902	2,926	—	9,101,543	—	29,086	2,236
2,933,626	212,268	108,868	—	—	760,736	740,598
151,893	371,034	165,918	93,000	184,510	1,399,115	283,141
15,441	65,986	35,648	4,316	46	47,269	26,677
—	144,577	49,923	—	—	—	—
—	10,916	3,233	—	—	—	—
—	—	—	—	—	—	284
—	—	15,694	—	—	—	—
7,075	—	81,528	69,661	1,222	—	346,833
—	—	10,442	—	—	—	—
—	—	—	—	—	—	—
—	—	3,509	—	—	—	—
—	14,860,570	2,638,447	—	165,443	—	—
19,653	54,339	41,679	14,784	12,867	36,849	32,549
139,790,741	258,385,339	45,944,846	162,969,045	27,497,155	87,955,595	78,715,440

440,366	1,281,808	345,152	—	742,080	882,607	155,506
186,860	34,785	30	31,595	—	165,989	319,774
34,376	28,650	—	44,439	7,396	34,664	65,369
15,441	65,986	35,648	4,316	46	47,269	26,677
3,271	10,280	405	476	42	5,114	1,076
624	2,677	902	—	—	2,362	616
—	—	—	—	7,736	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	270,872
—	—	—	—	64,299	—	1
—	—	5,943	—	—	—	—
—	27	—	—	—	—	—
177,547	125,770	122,823	93,499	53,893	119,476	103,712
858,485	1,549,983	510,903	174,325	875,492	1,257,481	943,603
$138,932,256	$256,835,356	$45,433,943	$162,794,720	$26,621,663	$86,698,114	$77,771,837

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	127

Statements of Assets and Liabilities (cont’d)

September 30, 2020

	AllianzGI Best Styles Global Equity	AllianzGI Convertible	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Small-Cap
Net Assets Consist of:
Paid-in-capital	$53,862,875	$1,487,043,566	$46,171,035	$29,723,602	$4,226,139
Total distributable earnings (loss)	18,404,612	487,477,502	4,262,925	5,786,990	1,026,264
Net Assets	$72,267,487	$1,974,521,068	$50,433,960	$35,510,592	$5,252,403
Cost of Investments	$64,260,472	$1,595,645,298	$50,762,261	$24,470,651	$4,337,928
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Repurchase Agreements	$231,000	$23,684,000	$257,000	$160,000	$—
Cost of Foreign Currency	$203,898	$—	$—	$322,159	$23,230
Net Assets:
Class A	$865,434	$254,761,747	$—	$63,182	$217,463
Class C	13,357	112,522,868	—	—	—
Class R	—	298,349	—	—	—
Class P	393,852	547,783,020	12,078	—	—
Institutional Class	471,420	1,045,768,587	38,396	35,447,410	5,034,940
Class R6	70,523,424	—	50,383,486	—	—
Administrative Class	—	13,386,497	—	—	—
Shares Issued and Outstanding:
Class A	65,882	6,571,330	—	3,978	13,045
Class C	1,022	2,856,689	—	—	—
Class R	—	7,375	—	—	—
Class P	29,931	14,581,131	736	—	—
Institutional Class	36,423	27,494,374	2,340	2,230,913	304,631
Class R6	5,369,032	—	3,070,869	—	—
Administrative Class	—	348,935	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$13.14	$38.77	$—	$15.88	$16.67
Class C	13.07	39.39	—	—	—
Class R	—	40.45	—	—	—
Class P	13.16	37.57	16.41	—	—
Institutional Class	12.94	38.04	16.41	15.89	16.53
Class R6	13.14	—	16.41	—	—
Administrative Class	—	38.36	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

128	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Value	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global Sustainability	AllianzGI Green Bond	AllianzGI High Yield Bond	AllianzGI International Small-Cap

$140,347,558	$230,291,210	$32,184,708	$132,673,369	$25,208,063	$130,800,861	$65,296,008
(1,415,302)	26,544,146	13,249,235	30,121,351	1,413,600	(44,102,747)	12,475,829
$138,932,256	$256,835,356	$45,433,943	$162,794,720	$26,621,663	$86,698,114	$77,771,837
$108,533,930	$49,669,539	$28,184,735	$123,945,019	$25,678,590	$86,548,090	$63,986,648
$—	$171,341,090	$2,839,681	$—	$—	$5,645,148	$—
$3,293,000	$8,300,000	$6,306,000	$4,166,000	$—	$1,738,000	$—
$2,366,110	$—	$873,951	$4	$6,435	$—	$617,255

$14,907,214	$46,505,921	$1,490,628	$2,350,039	$190,427	$20,250,621	$3,618,770
1,016,088	3,548,918	525,273	—	—	3,880,018	722,053
—	22,653	44,320	—	—	507,642	848,851
7,192,276	5,371,240	58,749	28,371,985	553,224	10,112,809	10,751,155
115,816,678	9,609,515	12,293,772	132,072,696	25,878,012	51,920,679	31,942,290
—	191,749,733	30,996,236	—	—	—	29,888,718
—	27,376	24,965	—	—	26,345	—

824,148	4,184,958	79,532	111,614	11,321	2,413,281	105,306
56,233	309,295	28,666	—	—	463,130	21,880
—	2,062	2,379	—	—	63,607	26,473
398,497	490,104	2,996	1,337,244	32,896	1,263,036	314,397
6,432,070	869,500	645,283	6,103,415	1,537,642	6,461,371	900,052
—	17,773,581	1,653,100	—	—	—	849,795
—	2,389	1,337	—	—	3,286	—

$18.09	$11.11	$18.74	$21.06	$16.82	$8.39	$34.36
18.07	11.47	18.32	—	—	8.38	33.00
—	10.98	18.63	—	—	7.98	32.06
18.05	10.96	19.61	21.22	16.82	8.01	34.20
18.01	11.05	19.05	21.64	16.83	8.04	35.49
—	10.79	18.75	—	—	—	35.17
—	11.46	18.67	—	—	8.02	—

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	129

Statements of Assets and Liabilities† (cont’d)

September 30, 2020

	AllianzGI Multi Asset Income	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income
Assets:
Investments, at value	$19,417,684	$16,858,281	$50,230,005	$24,931,701	$774,760,386
Investments in Affiliates, at value	18,896,914	1,211,276	—	—	—
Repurchase agreements, at value	5,332,000	618,000	347,000	826,000	23,764,000
Cash	675	454,092	—	3,866	306,665
Foreign currency, at value	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	47,986	51,759	—	258,209	14,381,592
Receivable for investments sold	2,012,942	—	48,050	—	12,046,646
Swap premiums paid	—	—	—	89,565	—
Receivable for investments in Affiliates sold	1,115,138	—	—	—	—
Deposits with brokers for derivatives collateral	3,054,376	6,145,072	247,920	—	—
Receivable for Fund shares sold	11,125	—	129	—	429,413
Receivable from Investment Manager	16,765	30,988	61,677	11,998	—
Tax reclaims receivable	11,344	—	—	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	2,285	2,173	2,229	338	211,376
Receivable for variation margin on centrally cleared swaps	—	6,172	—	1,396	—
Receivable for principal paydowns	—	—	—	—	305,035
Prepaid expenses and other assets	—	11,636	14,773	24,995	79,568
Total Assets	49,919,234	25,389,449	50,951,783	26,148,068	826,284,681
Liabilities:
Payable for investments purchased	5,117,738	—	367,006	573,886	7,925,000
Payable for Fund shares redeemed	19,094	—	8,174	2	5,305,395
Payable to custodian for cash overdraft	—	—	9,376	—	—
Deposits received from brokers for derivatives collateral	—	—	—	8,673	—
Payable for variation margin on futures contracts	1,100	91,888	—	305	—
Options written, at value	—	—	263,560	—	—
Investment management fees payable	—	—	—	—	404,659
Distribution fees payable	1,097	—	—	—	18,865
Servicing fees payable	1,454	—	—	—	46,408
Swap premiums received	—	52,228	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	2,285	2,173	2,229	338	211,376
Accrued expenses and other liabilities	—	89,445	110,655	52,813	598,792
Total Liabilities	5,142,768	235,734	761,000	636,017	14,510,495
Net Assets	$44,776,466	$25,153,715	$50,190,783	$25,512,051	$811,774,186

†

Consolidated Statement of Assets and Liabilities for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

130	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI Water

$15,832,394	$31,300,355	$668,281,485
—	—	—
496,000	946,000	22,555,000
248	716	502
—	—	2,241,349
202,776	—	748,215
—	58,352	9,330,232
—	—	—
—	—	—
—	313,749	—
—	1,267	648,753
10,423	—	—
—	—	1,184,859
112	80,651	101,033
—	—	—
—	—	—
32,145	19,726	49,057
16,574,098	32,720,816	705,140,485

—	41,861	—
—	342,878	586,198
—	—	—
—	—	—
—	—	—
—	399,314	—
—	226,863	378,177
—	1,837	35,616
1,185	1,391	52,280
—	—	—
112	80,651	101,033
50,069	168,249	460,494
51,366	1,263,044	1,613,798
$16,522,732	$31,457,772	$703,526,687

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	131

Statements of Assets and Liabilities† (cont’d)

September 30, 2020

	AllianzGI Multi Asset Income	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income
Net Assets Consist of:
Paid-in-capital	$49,972,972	$29,023,086	$77,918,794	$25,532,457	$1,003,202,525
Total distributable earnings (loss)	(5,196,506)	(3,869,371)	(27,728,011)	(20,406)	(191,428,339)
Net Assets	$44,776,466	$25,153,715	$50,190,783	$25,512,051	$811,774,186
Cost of Investments	$19,558,500	$16,858,849	$45,670,411	$24,905,661	$834,668,600
Cost of Investments in Affiliates	$18,065,726	$1,255,352	$—	$—	$—
Cost of Repurchase Agreements	$5,332,000	$618,000	$347,000	$826,000	$23,764,000
Cost of Foreign Currency	$—	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$530,382	$—	$—
Net Assets:
Class A	$4,114,365	$—	$—	$—	$136,690,608
Class C	1,090,566	—	—	—	90,863,030
Class R	537,588	—	—	—	—
Class P	449,124	8,679	377,527	11,219	264,907,875
Institutional Class	325,717	211,452	49,423,357	7,661,826	285,572,057
Class R6	38,248,934	24,933,584	389,899	17,839,006	33,740,616
Administrative Class	10,172	—	—	—	—
Shares Issued and Outstanding:
Class A	257,569	—	—	—	9,767,964
Class C	67,809	—	—	—	6,498,926
Class R	31,959	—	—	—	—
Class P	27,689	1,081	42,497	761	19,062,991
Institutional Class	20,840	26,359	5,558,334	519,964	20,552,579
Class R6	2,445,816	3,106,000	43,309	1,210,796	2,428,735
Administrative Class	624	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$15.97	$—	$—	$—	$13.99
Class C	16.08	—	—	—	13.98
Class R	16.82	—	—	—	—
Class P	16.22	8.03	8.88	14.73	13.90
Institutional Class	15.63	8.02	8.89	14.74	13.89
Class R6	15.64	8.03	9.00	14.73	13.89
Administrative Class	16.31	—	—	—	—

†

Consolidated Statement of Assets and Liabilities for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

132	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI Water

$14,968,294	$256,591,932	$506,057,205
1,554,438	(225,134,160)	197,469,482
$16,522,732	$31,457,772	$703,526,687
$15,307,268	$31,652,755	$478,435,949
$—	$—	$—
$496,000	$946,000	$22,555,000
$—	$—	$2,291,458
$—	$843,598	$—

$5,631,413	$3,675,086	$200,384,454
—	2,830,714	57,900,521
—	—	—
11,415	9,452,770	240,922,001
10,879,904	9,651,099	204,319,711
—	5,848,103	—
—	—	—

357,162	349,715	11,368,125
—	283,942	3,460,748
—	—	—
721	909,495	13,630,533
688,291	920,175	11,791,784
—	561,659	—
—	—	—

$15.77	$10.51	$17.63
—	9.97	16.73
—	—	—
15.83	10.39	17.68
15.81	10.49	17.33
—	10.41	—
—	—	—

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	133

Statements of Operations

Year ended September 30, 2020

	AllianzGI Best Styles Global Equity	AllianzGI Convertible	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Small-Cap
Investment Income:
Interest, net of foreign withholding taxes*	$3,205	$10,670,229	$1,529,995	$448	$14
Dividends, net of foreign withholding taxes*	3,706,448	9,887,332	78,591	799,757	232,044
Dividends from investments in Affiliates	—	—	—	—	—
Miscellaneous	—	78,941	—	—	—
Total Investment Income	3,709,653	20,636,502	1,608,586	800,205	232,058
Expenses:
Investment management	511,618	6,585,999	171,328	312,628	81,902
Distribution — Class C	133	599,492	—	—	—
Distribution — Class R	—	527	—	—	—
Servicing — Class A	2,308	326,883	—	159	485
Servicing — Class C	44	199,830	—	—	—
Servicing — Class R	—	527	—	—	—
Administrative servicing — Class P	117	182,897	—	—	—
Distribution and/or servicing — Administrative Class	—	6,862	—	—	—
Sub-transfer agent — Class A	1,010	102,725	—	55	55
Sub-transfer agent — Class C	9	74,734	—	—	—
Sub-transfer agent — Class R	—	14	—	—	—
Sub-transfer agent — Institutional Class	368	383,143	—	13,883	421
Sub-transfer agent — Administrative Class	—	192	—	—	—
Custodian and accounting agent	256,274	199,424	97,913	116,349	89,201
Registration	71,681	133,119	45,296	34,075	32,944
Audit and tax services	41,508	85,713	51,349	39,134	37,611
Trustees	18,533	146,492	7,074	4,470	799
Insurance	15,887	25,071	5,793	5,533	4,651
Legal	15,645	95,352	33,066	14,476	13,551
Transfer agent	11,213	58,625	4,273	2,984	2,239
Shareholder communications	5,124	125,711	8,059	5,170	4,001
Line of credit commitment	3,551	35,217	1,389	800	151
Excise tax	—	—	—	—	—
Offering	—	—	—	—	—
Recoupment	—	—	—	—	—
Miscellaneous	30,599	10,026	5,984	4,332	8,231
Total Expenses	985,622	9,378,575	431,524	554,048	276,242
Less: Fee Waiver/Reimbursement from Investment Manager	(295,605)	(33,531)	(287,267)	(166,775)	(173,098)
Net Expenses	690,017	9,345,044	144,257	387,273	103,144
Net Investment Income	3,019,636	11,291,458	1,464,329	412,932	128,914

134	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Value	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global Sustainability	AllianzGI Green Bond	AllianzGI High Yield Bond	AllianzGI International Small-Cap

$1,357	$1,315,242	$963,827	$6,466	$527,006	$6,271,565	$1,469
2,407,482	46,603	1,170,433	2,412,664	—	278,938	1,468,469
—	3,830,040	206,469	—	—	—	—
194	501	24	—	—	5,514	—
2,409,033	5,192,386	2,340,753	2,419,130	527,006	6,556,017	1,469,938

987,772	2,096,474	824,007	1,202,200	115,677	519,227	845,458
7,419	36,740	4,524	—	—	30,178	5,930
—	53	219	—	—	1,601	2,435
35,988	115,763	3,650	4,570	393	55,558	10,555
2,473	12,247	1,508	—	—	10,059	1,977
—	53	219	—	—	1,601	2,435
2,048	4,220	1,329	18,356	1,162	4,794	7,463
—	62	59	—	—	64	—
20,512	28,994	1,053	2,232	116	25,806	2,810
1,154	220	387	—	—	2,408	423
—	4	184	—	—	1,670	2,190
92,408	1,577	7,816	1,788	411	52,124	26,205
—	—	—	—	—	—	—
272,295	66,785	410,897	192,259	48,790	64,086	177,016
61,928	97,143	91,569	46,514	41,893	84,263	83,944
48,469	32,728	50,232	37,108	51,125	58,207	39,447
13,832	36,231	12,371	19,020	3,695	12,629	9,798
7,803	13,330	9,467	5,974	4,776	8,007	7,205
20,172	57,278	75,743	19,689	17,448	22,558	22,966
9,455	53,867	12,104	8,294	3,392	17,023	12,330
17,342	10,840	9,671	15,013	12,242	14,601	4,759
2,761	6,470	2,491	3,883	715	2,623	1,943
1,881	—	—	—	—	—	—
—	—	—	—	18,006	—	—
—	1,701	—	—	—	—	—
5,223	7,843	11,510	6,065	12,487	11,852	5,772
1,610,935	2,680,623	1,531,010	1,582,965	332,328	1,000,939	1,273,061
(522,849)	(1,814,685)	(881,437)	(441,367)	(184,126)	—	(372,809)
1,088,086	865,938	649,573	1,141,598	148,202	1,000,939	900,252
1,320,947	4,326,448	1,691,180	1,277,532	378,804	5,555,078	569,686

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	135

Statements of Operations (cont’d)

Year ended September 30, 2020

	AllianzGI Best Styles Global Equity	AllianzGI Convertible	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Small-Cap
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$21,908,386	$138,326,201	$3,015,949	$(823,108)	$347,000
Investments in Affiliates	—	—	—	—	—
Futures contracts	—	—	393,363	—	—
Swaps	—	—	458,519	—	—
Forward foreign currency contracts	(9,099)	—	—	—	—
Foreign currency transactions	(24,634)	—	—	(49,495)	(8,199)
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—	—
Payments from Affiliates (See Note 7)	—	—	—	685	—
Net change in unrealized appreciation/depreciation of:
Investments	(10,910,692)	296,228,404	86,848	5,536,608	(89,208)
Investments in Affiliates	—	—	—	—	—
Futures contracts	—	—	(15,260)	—	—
Swaps	—	—	(329,279)	—	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	27,055	—	—	4,055	(43)
Net realized and change in unrealized gain (loss)	10,991,016	434,554,605	3,610,140	4,668,745	249,550
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$14,010,652	$445,846,063	$5,074,469	$5,081,677	$378,464
*Foreign withholding taxes	$230,434	$—	$—	$109,237	$36,419

136	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Value	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI Global Sustainability	AllianzGI Green Bond	AllianzGI High Yield Bond	AllianzGI International Small-Cap

$1,258,453	$1,851,816	$5,873,862	$3,497,246	$610,018	$(3,055,416)	$2,202,190
—	10,869,798	5,132,285	—	—	—	—
—	5,510,930	(4,104,017)	—	(286,395)	—	—
—	21	1,411,898	—	—	—	—
—	—	(1)	(369)	(706,338)	—	20,072
(71,911)	—	30,558	(9,633)	297,316	—	30,620
—	3,682,631	1,052,860	—	—	—	—
—	—	—	—	—	—	—

18,406,422	1,151,765	(1,663,896)	22,090,710	1,088,108	(1,784,995)	3,818,922
—	2,119,909	1,660,251	—	—	(1,358,336)	—
—	382,200	15,661	—	24,882	—	—
—	1,551	10,213	—	—	—	—
—	—	—	—	(71,362)	—	283
30,199	28,180	12,520	4,718	(135)	—	37,434
19,623,163	25,598,801	9,432,194	25,582,672	956,094	(6,198,747)	6,109,521
$20,944,110	$29,925,249	$11,123,374	$26,860,204	$1,334,898	$(643,669)	$6,679,207
$292,226	$—	$53,490	$114,286	$314	$—	$144,905

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	137

Statements of Operations† (cont’d)

Year ended September 30, 2020

	AllianzGI Multi Asset Income	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income
Investment Income:
Interest	$4,234	$340,886	$661	$840,937	$55,892,924
Dividends from investments in Affiliates	1,070,288	68,409	—	—	—
Dividends, net of foreign withholding taxes*	1,406,147	—	1,588,657	223,393	—
Non-cash income	—	—	—	—	—
Miscellaneous	—	—	—	—	341,832
Total Investment Income	2,480,669	409,295	1,589,318	1,064,330	56,234,756
Expenses:
Investment management	20,408	226,858	497,794	96,799	5,512,082
Performance fee adjustment	—	(215,938)	(189,705)	—	—
Administration	54,358	—	—	—	—
Distribution — Class C	10,245	—	—	—	260,029
Distribution — Class R	560	—	—	—	—
Servicing — Class A	28,902	—	—	—	333,185
Servicing — Class C	3,415	—	—	—	260,029
Servicing — Class R	560	—	—	—	—
Administrative servicing — Class P	—	—	15,084	—	565,704
Distribution and/or servicing — Administrative Class	25	—	—	—	—
Sub-transfer agent — Class A	—	—	—	—	78,136
Sub-transfer agent — Class C	—	—	—	—	75,692
Sub-transfer agent — Institutional Class	—	53	45,694	3,025	276,778
Custodian and accounting agent	—	107,049	251,638	48,745	216,064
Audit and tax services	—	50,559	47,696	51,183	51,643
Shareholder communications	—	9,394	4,578	8,523	78,096
Legal	32	36,000	36,227	18,423	98,919
Transfer agent	—	3,266	4,644	3,092	90,350
Trustees	—	14,798	10,923	2,703	138,793
Registration	—	44,918	47,831	46,533	119,936
Recoupment	1	—	—	—	—
Insurance	—	5,329	6,763	4,979	35,904
Line of credit commitment	981	693	2,074	577	23,797
Miscellaneous	428	18,783	12,767	5,073	27,683
Total Expenses	119,915	301,762	794,008	289,655	8,242,820
Less: Fee Waiver/Reimbursement from Investment Manager	(12,928)	(263,461)	(487,840)	(178,890)	(280,880)
Net Expenses	106,987	38,301	306,168	110,765	7,961,940
Net Investment Income	2,373,682	370,994	1,283,150	953,565	48,272,816

†

Consolidated Statement of Operations for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

138	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI Water

$705,120	$346,452	$14,296
—	—	—
—	5,214,124	9,314,908
—	—	870,809
—	—	—
705,120	5,560,576	10,200,013

51,273	2,106,432	6,043,882
—	—	—
—	—	—
—	55,572	496,713
—	—	—
6,337	43,292	456,207
—	18,524	165,571
—	—	—
—	56,578	188,153
—	—	—
141	9,290	147,884
—	5,958	60,287
1,556	206,620	100,721
42,916	306,627	295,436
50,063	41,452	55,897
3,572	16,738	76,047
10,891	30,699	71,919
4,548	30,945	58,554
1,979	43,109	77,598
45,154	89,688	74,115
—	—	—
4,766	19,635	21,209
468	7,557	15,226
3,505	73,350	9,632
227,169	3,162,066	8,415,051
(153,699)	(406,755)	(1,242,119)
73,470	2,755,311	7,172,932
631,650	2,805,265	3,027,081

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	139

Statements of Operations† (cont’d)

Year ended September 30, 2020

	AllianzGI Multi Asset Income	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(6,818,540)	$16,865	$(2,361,009)	$526,193	$(45,704,174)
Investments in Affiliates	(1,128,554)	(8,354)	—	—	—
Futures contracts	2,035,994	(3,351,306)	—	17,871	—
Options written	—	—	(25,885,941)	—	—
Swaps	—	(842,863)	—	(195,057)	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	5,843	(9,727)	—	—	—
Net capital gain distributions received from underlying Affiliated funds	63,481	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(534,228)	(15,897)	(1,205,423)	(564,915)	(42,227,195)
Investments in Affiliates	655,816	(52,858)	—	—	—
Futures contracts	240,040	(88,568)	—	509	—
Options written	—	—	(455,740)	—	—
Swaps	—	61,860	—	(125,113)	—
Foreign currency transactions	1,048	35,642	—	—	—
Net realized and change in unrealized gain (loss)	(5,479,100)	(4,255,206)	(29,908,113)	(340,512)	(87,931,369)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(3,105,418)	$(3,884,212)	$(28,624,963)	$613,053	$(39,658,553)
*Foreign withholding taxes	$40,671	$—	$—	$—	$—

†

Consolidated Statement of Operations for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

140	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Short Term Bond	AllianzGI Structured Return	AllianzGI Water

$1,101,780	$74,988,947	$7,369,491
—	—	—
—	—	—
—	(241,143,473)	—
—	—	—
—	—	(6,885)
—	—	(100)
—	—	—

377,995	(52,606,730)	58,352,722
—	—	—
—	—	—
—	931,091	—
—	—	—
—	—	27,819
1,479,775	(217,830,165)	65,743,047
$2,111,425	$(215,024,900)	$68,770,128
$—	$—	$484,539

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	141

Statements of Changes in Net Assets

	AllianzGI Best Styles Global Equity		AllianzGI Convertible

	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$3,019,636	$10,861,253	$11,291,458	$6,304,664
Net realized gain (loss)	21,874,653	14,108,203	138,326,201	29,128,468
Net change in unrealized appreciation/depreciation	(10,883,637)	(37,439,039)	296,228,404	(10,656,584)
Net increase (decrease) in net assets resulting from investment operations	14,010,652	(12,469,583)	445,846,063	24,776,548
Distributions to Shareholders from:

Distributable earnings:
Class A	(171,121)	(133,530)	(3,905,437)	(8,353,498)
Class C	(2,911)	(1,808)	(2,225,302)	(6,532,887)
Class R	—	—	(6,817)	(13,215)
Class P	(129,756)	(162,066)	(11,071,629)	(15,008,660)
Institutional Class	(82,209)	(276,295)	(23,303,995)	(47,761,194)
Class R6	(33,639,966)	(66,179,468)	—	—
Administrative Class	—	—	(55,241)	(116,747)
Total distributions to shareholders	(34,025,963)	(66,753,167)	(40,568,421)	(77,786,201)
Fund Share Transactions:
Net proceeds from the sale of shares	16,406,384	41,216,340	1,363,503,942	279,386,457
Issued in reinvestment of distributions	34,003,323	66,731,633	38,820,500	74,563,876
Cost of shares redeemed	(319,733,413)	(191,927,497)	(489,553,720)	(195,695,315)
Net increase (decrease) from Fund share transactions	(269,323,706)	(83,979,524)	912,770,722	158,255,018
Total increase (decrease) in net assets	(289,339,017)	(163,202,274)	1,318,048,364	105,245,365
Net Assets:
Beginning of year	361,606,504	524,808,778	656,472,704	551,227,339
End of year	$72,267,487	$361,606,504	$1,974,521,068	$656,472,704

–	May reflect actual amounts rounding to less than $1.

142	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Core Plus Bond		AllianzGI Emerging Markets Consumer		AllianzGI Emerging Markets Small-Cap

Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019

$1,464,329	$1,325,823	$412,932	$516,779	$128,914	$200,702
3,867,831	1,971,692	(871,918)	(3,410,403)	338,801	123,303
(257,691)	1,027,232	5,540,663	1,901,550	(89,251)	(119,008)
5,074,469	4,324,747	5,081,677	(992,074)	378,464	204,997

—	—	(457)	(207)	(8,030)	(5,633)
—	—	—	—	—	—
—	—	—	—	—	—
(693)	(302)	—	—	—	—
(875)	(310)	(437,367)	(608,756)	(282,337)	(528,395)
(3,642,611)	(1,286,062)	—	—	—	—
—	—	—	—	—	—
(3,644,179)	(1,286,674)	(437,824)	(608,963)	(290,367)	(534,028)

2,198,533	15,168,884	671,459	21,253,333	3,965,831	466,679
3,644,179	1,286,674	388,159	442,815	290,367	534,028
(16,280,298)	(147,681)	(9,440,526)	(24,249,417)	(7,022,077)	(2,906,507)
(10,437,586)	16,307,877	(8,380,908)	(2,553,269)	(2,765,879)	(1,905,800)
(9,007,296)	19,345,950	(3,737,055)	(4,154,306)	(2,677,782)	(2,234,831)

59,441,256	40,095,306	39,247,647	43,401,953	7,930,185	10,165,016
$50,433,960	$59,441,256	$35,510,592	$39,247,647	$5,252,403	$7,930,185

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	143

Statements of Changes in Net Assets (cont’d)

	AllianzGI Emerging Markets Value		AllianzGI Global Allocation

	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$1,320,947	$3,602,184	$4,326,448	$6,742,411
Net realized gain (loss)	1,186,542	(16,198,997)	21,915,196	18,854,482
Net change in unrealized appreciation/depreciation	18,436,621	8,838,136	3,683,605	(15,592,813)
Net increase (decrease) in net assets resulting from investment operations	20,944,110	(3,758,677)	29,925,249	10,004,080
Distributions to Shareholders from:

Distributable earnings:
Class A	(165,073)	(356,129)	(4,287,547)	(3,251,123)
Class C	(5,560)	(20,510)	(444,086)	(368,972)
Class R	—	—	(1,863)	(1,966)
Class P	(65,991)	(52,446)	(674,026)	(292,653)
Institutional Class	(1,388,389)	(3,312,431)	(587,050)	(418,147)
Class R6	—	—	(24,243,636)	(16,591,827)
Administrative Class	—	—	(2,124)	(1,312)
Total distributions to shareholders	(1,625,013)	(3,741,516)	(30,240,332)	(20,926,000)
Fund Share Transactions:
Net proceeds from the sale of shares	47,750,342	38,354,932	48,158,876	63,845,365
Issued in reinvestment of distributions	1,622,648	3,737,331	29,041,225	20,228,963
Cost of shares redeemed	(37,893,396)	(64,717,857)	(137,213,249)	(86,496,879)
Net increase (decrease) from Fund share transactions	11,479,594	(22,625,594)	(60,013,148)	(2,422,551)
Total increase (decrease) in net assets	30,798,691	(30,125,787)	(60,328,231)	(13,344,471)
Net Assets:
Beginning of period	108,133,565	138,259,352	317,163,587	330,508,058
End of period	$138,932,256	$108,133,565	$256,835,356	$317,163,587

–	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

144	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Global Dynamic Allocation		AllianzGI Global Sustainability		AllianzGI Green Bond

Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Period from November 19, 2018* through September 30, 2019

$1,691,180	$4,015,735	$1,277,532	$292,314	$378,804	$104,455
9,397,445	7,644,189	3,487,244	2,621,055	(85,399)	257,000
34,749	(11,768,448)	22,095,428	(2,796,738)	1,041,493	281,141

11,123,374	(108,524)	26,860,204	116,631	1,334,898	642,596

(178,699)	(93,517)	(26,611)	(44,718)	(1,862)	(1,313)
(63,940)	(17,748)	—	—	—	—
(10,836)	(3,802)	—	—	—	—
(4,691)	(573,450)	(490,968)	(876,192)	(16,962)	(8,287)
(1,011,445)	(356,643)	(2,565,366)	(822,141)	(443,047)	(92,825)
(11,995,496)	(8,485,926)	—	—	—	—
(2,455)	(975)	—	—	—	—
(13,267,562)	(9,532,061)	(3,082,945)	(1,743,051)	(461,871)	(102,425)

14,013,349	24,174,501	171,221,042	17,557,245	34,661,707	1,449,854
13,265,491	9,531,384	3,082,945	1,743,051	461,854	102,301
(130,315,476)	(95,879,882)	(60,384,083)	(32,789,644)	(16,358,387)	(108,864)
(103,036,636)	(62,173,997)	113,919,904	(13,489,348)	18,765,174	1,443,291
(105,180,824)	(71,814,582)	137,697,163	(15,115,768)	19,638,201	1,983,462

150,614,767	222,429,349	25,097,557	40,213,325	6,983,462	5,000,000
$45,433,943	$150,614,767	$162,794,720	$25,097,557	$26,621,663	$6,983,462

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	145

Statements of Changes in Net Assets† (cont’d)

	AllianzGI High Yield Bond		AllianzGI International Small-Cap

	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$5,555,078	$7,365,238	$569,686	$1,369,256
Net realized gain (loss)	(3,055,416)	(3,199,435)	2,252,882	(397,025)
Net change in unrealized appreciation/depreciation	(3,143,331)	1,720,441	3,856,639	(19,390,703)
Net increase (decrease) in net assets resulting from investment operations	(643,669)	5,886,244	6,679,207	(18,418,472)
Distributions to Shareholders from:

Distributable earnings:
Class A	(1,141,126)	(1,536,708)	(67,731)	(825,408)
Class C	(177,624)	(253,579)	(1,250)	(220,455)
Class R	(32,602)	(39,565)	(19,726)	(167,366)
Class P	(603,251)	(793,003)	(223,775)	(4,463,787)
Institutional Class	(4,000,073)	(5,082,491)	(628,894)	(6,651,510)
Class R6	—	—	(690,384)	(4,068,417)
Administrative Class	(1,419)	(1,258)	—	—

Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total distributions to shareholders	(5,956,095)	(7,706,604)	(1,631,760)	(16,396,943)
Fund Share Transactions:
Net proceeds from the sale of shares	33,347,960	28,252,863	15,589,889	23,342,926
Issued in reinvestment of distributions	5,804,047	7,411,305	1,567,744	15,849,165
Cost of shares redeemed	(67,842,459)	(94,678,330)	(40,113,713)	(53,408,177)
Net increase (decrease) from Fund share transactions	(28,690,452)	(59,014,162)	(22,956,080)	(14,216,086)
Total increase (decrease) in net assets	(35,290,216)	(60,834,522)	(17,908,633)	(49,031,501)
Net Assets:
Beginning of year	121,988,330	182,822,852	95,680,470	144,711,971
End of year	$86,698,114	$121,988,330	$77,771,837	$95,680,470

–	May reflect actual amounts rounding to less than $1.
†

Consolidated Statement of Changes in Net Assets for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd, a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

146	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Multi Asset Income		AllianzGI PerformanceFee Managed Futures Strategy †		AllianzGI PerformanceFee Structured US Equity

Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019

$2,373,682	$1,908,396	$370,994	$640,725	$1,283,150	$1,898,984
(5,841,776)	139,095	(4,195,385)	1,134,370	(28,246,950)	531,378
362,676	263,587	(59,821)	(86,597)	(1,661,163)	2,179,668

(3,105,418)	2,311,078	(3,884,212)	1,688,498	(28,624,963)	4,610,030

(659,079)	(628,310)	—	—	—	—
(56,811)	(68,590)	—	—	—	—
(11,556)	(4,813)	—	—	—	—
(48,677)	(442,685)	(647)	(81)	(931,615)	(5,757)
(17,554)	(4,881)	(33,299)	(4,473)	(2,329,516)	(2,775,165)
(1,580,710)	(653,978)	(2,258,487)	(305,782)	(449,085)	(2,828,770)
(489)	(12,480)	—	—	—	—

(10,801)	—	—	—	—	—
(1,086)	—	—	—	—	—
(252)	—	—	—	—	—
(731)	—	—	—	—	—
(323)	—	—	—	—	—
(35,060)	—	—	—	—	—
(10)	—	—	—	—	—
(2,423,139)	(1,815,737)	(2,292,433)	(310,336)	(3,710,216)	(5,609,692)

50,029,365	8,462,252	1,845,249	17,009,552	57,236,484	33,444,291
2,417,353	1,798,604	2,292,433	310,336	3,693,261	5,609,691
(26,673,838)	(22,353,244)	(5,838,400)	(1,446,013)	(93,015,317)	(6,517,994)
25,772,880	(12,092,388)	(1,700,718)	15,873,875	(32,085,572)	32,535,988
20,244,323	(11,597,047)	(7,877,363)	17,252,037	(64,420,751)	31,536,326

24,532,143	36,129,190	33,031,078	15,779,041	114,611,534	83,075,208
$44,776,466	$24,532,143	$25,153,715	$33,031,078	$50,190,783	$114,611,534

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	147

Statements of Changes in Net Assets (cont’d)

	AllianzGI Preferred Securities and Income		AllianzGI Short Duration High Income

	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$953,565	$690,870	$48,272,816	$42,380,614
Net realized gain (loss)	349,007	195,391	(45,704,174)	1,804,081
Net change in unrealized appreciation/depreciation	(689,519)	593,715	(42,227,195)	(9,183,277)
Net increase (decrease) in net assets resulting from investment operations	613,053	1,479,976	(39,658,553)	35,001,418
Distributions to Shareholders from:

Distributable earnings:
Class A	—	—	(6,316,827)	(7,162,693)
Class C	—	—	(4,670,485)	(5,575,310)
Class P	(777)	(506)	(24,930,340)	(25,427,233)
Institutional Class	(289,815)	(98,925)	(17,988,728)	(20,662,259)
Class R6	(1,120,300)	(637,469)	(2,118,099)	(2,447,475)
Total distributions to shareholders	(1,410,892)	(736,900)	(56,024,479)	(61,274,970)
Fund Share Transactions:
Net proceeds from the sale of shares	18,685,457	5,757,775	1,336,812,641	794,898,546
Issued in reinvestment of distributions	1,409,958	736,900	50,999,324	54,086,373
Cost of shares redeemed	(11,477,144)	(1,261,168)	(1,662,542,975)	(779,637,383)
Net increase (decrease) from Fund share transactions	8,618,271	5,233,507	(274,731,010)	69,347,536
Total increase (decrease) in net assets	7,820,432	5,976,583	(370,414,042)	43,073,984
Net Assets:
Beginning of year	17,691,619	11,715,036	1,182,188,228	1,139,114,244
End of year	$25,512,051	$17,691,619	$811,774,186	$1,182,188,228

–	May reflect actual amounts rounding to less than $1.
†	See Note 9.

148	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

AllianzGI Short Term Bond		AllianzGI Structured Return		AllianzGI Water

Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019	Year ended September 30, 2020	Year ended September 30, 2019

$631,650	$223,256	$2,805,265	$8,847,282	$3,027,081	$4,818,285
1,101,780	35,302	(166,154,526)	(38,209,015)	7,362,506	19,046,207
377,995	152,784	(51,675,639)	47,285,750	58,380,541	18,580,055

2,111,425	411,342	(215,024,900)	17,924,017	68,770,128	42,444,547

(111,637)	(22,615)	(921,601)	(2,148,071)	(5,630,824)	(5,249,498)
—	—	(418,026)	(365,836)	(1,775,781)	(1,910,913)
(440)	(392)	(6,796,245)	(3,115,188)	(6,754,853)	(7,916,135)
(595,550)	(246,170)	(16,745,080)	(10,621,296)	(5,443,459)	(4,962,595)
—	—	(3,075,528)	(1,407,534)	—	—
(707,627)	(269,177)	(27,956,480)	(17,657,925)	(19,604,917)	(20,039,141)

26,398,659	9,047,192	182,519,409 †	319,452,174	203,646,972	131,364,152
693,757	269,177	27,391,104	17,258,570	15,915,920	15,949,272
(25,463,607)	(1,152,862)	(581,709,898)	(364,822,631)	(175,760,469)	(222,350,140)
1,628,809	8,163,507	(371,799,385)	(28,111,887)	43,802,423	(75,036,716)
3,032,607	8,305,672	(614,780,765)	(27,845,795)	92,967,634	(52,631,310)

13,490,125	5,184,453	646,238,537	674,084,332	610,559,053	663,190,363
$16,522,732	$13,490,125	$31,457,772	$646,238,537	$703,526,687	$610,559,053

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	149

Financial Highlights

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Global Equity:
Class A
9/30/2020	$14.44	$0.20	$0.92	$1.12	$(0.73)	$(1.69)
9/30/2019	17.30	0.29	(1.02)	(0.73)	(0.38)	(1.75)
9/30/2018	18.83	0.30	0.68	0.98	(0.62)	(1.89)
9/30/2017	15.62	0.19	3.12	3.31	—	(0.10)
9/30/2016	14.60	0.28	0.89	1.17	(0.15)	—
Class C
9/30/2020	$14.39	$0.12	$0.89	$1.01	$(0.64)	$(1.69)
9/30/2019	16.90	0.18	(0.94)	(0.76)	—	(1.75)
9/30/2018	18.51	0.16	0.68	0.84	(0.56)	(1.89)
9/30/2017	15.61	0.27	2.91	3.18	(0.18)	(0.10)
4/26/2016* - 9/30/2016	15.29	0.11	0.21	0.32	—	—
Class P
9/30/2020	$14.47	$0.23	$0.92	$1.15	$(0.77)	$(1.69)
9/30/2019	17.31	0.31	(1.00)	(0.69)	(0.40)	(1.75)
9/30/2018	18.82	0.32	0.69	1.01	(0.63)	(1.89)
9/30/2017	15.79	0.36	3.01	3.37	(0.24)	(0.10)
9/30/2016	14.68	0.32	0.89	1.21	(0.10)	—
Institutional Class
9/30/2020	$14.26	$0.24	$0.91	$1.15	$(0.78)	$(1.69)
9/30/2019	17.15	0.30	(0.98)	(0.68)	(0.46)	(1.75)
9/30/2018	18.68	0.35	0.67	1.02	(0.66)	(1.89)
9/30/2017	15.68	0.36	3.01	3.37	(0.27)	(0.10)
9/30/2016	14.63	0.37	0.84	1.21	(0.16)	—
Class R6
9/30/2020	$14.39	$0.23	$0.93	$1.16	$(0.72)	$(1.69)
9/30/2019	17.28	0.33	(1.01)	(0.68)	(0.46)	(1.75)
9/30/2018	18.79	0.35	0.67	1.02	(0.64)	(1.89)
9/30/2017	15.78	0.37	3.02	3.39	(0.28)	(0.10)
9/30/2016	14.70	0.37	0.86	1.23	(0.15)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Annualized, unless otherwise noted.

150	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.42)	$13.14	7.50%	$865	0.70	%(c)	0.91	%(c)	1.57	%(c)	95%
(2.13)	14.44	(2.23)	1,067	0.70	(c)	0.77	(c)	2.00	(c)	33
(2.51)	17.30	5.33	1,255	0.70	(c)	0.75	(c)	1.71	(c)	87
(0.10)	18.83	21.29	1,317	0.74	(c)	1.07	(c)	1.15	(c)	81	(d)
(0.15)	15.62	8.09	36,257	0.75		0.79		1.88		70

$(2.33)	$13.07	6.71%	$13	1.40	%(c)	1.61	%(c)	0.91	%(c)	95%
(1.75)	14.39	(2.87)	18	1.40	(c)	1.47	(c)	1.22	(c)	33
(2.45)	16.90	4.57	41	1.40	(c)	1.49	(c)	0.89	(c)	87
(0.28)	18.51	20.68	102	1.40	(c)	1.44	(c)	1.62	(c)	81	(d)
—	15.61	2.09	10	1.49	(e)	1.49	(e)	1.68	(e)	70

$(2.46)	$13.16	7.73%	$394	0.50	%(c)	0.59	%(c)	1.75	%(c)	95%
(2.15)	14.47	(2.00)	691	0.50	(c)	0.53	(c)	2.07	(c)	33
(2.52)	17.31	5.52	1,868	0.50	(c)	0.52	(c)	1.83	(c)	87
(0.34)	18.82	21.72	2,835	0.53	(c)	0.56	(c)	2.09	(c)	81	(d)
(0.10)	15.79	8.28	2,851	0.60		0.62		2.13		70

$(2.47)	$12.94	7.84%	$472	0.40	%(c)	0.62	%(c)	1.89	%(c)	95%
(2.21)	14.26	(1.88)	575	0.40	(c)	0.52	(c)	2.01	(c)	33
(2.55)	17.15	5.63	2,386	0.40	(c)	0.49	(c)	2.01	(c)	87
(0.37)	18.68	21.88	2,323	0.42	(c)	0.54	(c)	2.15	(c)	81	(d)
(0.16)	15.68	8.31	2,390	0.50		0.51		2.44		70

$(2.41)	$13.14	7.85%	$70,523	0.40	%(c)	0.58	%(c)	1.77	%(c)	95%
(2.21)	14.39	(1.88)	359,256	0.40	(c)	0.40	(c)	2.30	(c)	33
(2.53)	17.28	5.61	519,259	0.40	(c)	0.42	(c)	2.02	(c)	87
(0.38)	18.79	21.92	594,634	0.40	(c)	0.43	(c)	2.20	(c)	81	(d)
(0.15)	15.78	8.41	560,066	0.40		0.49		2.42		70

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	151

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
9/30/2020	$29.25	$0.27	$10.59	$10.86	$(0.43)	$(0.91)
9/30/2019	32.78	0.29	0.63	0.92	(0.90)	(3.55)
9/30/2018	34.27	0.32	4.58	4.90	(1.30)	(5.09)
9/30/2017	31.02	0.38	3.64	4.02	(0.77)	—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
Class C
9/30/2020	$29.61	$0.02	$10.77	$10.79	$(0.10)	$(0.91)
9/30/2019	32.95	0.08	0.67	0.75	(0.54)	(3.55)
9/30/2018	34.36	0.08	4.59	4.67	(0.99)	(5.09)
9/30/2017	31.19	0.17	3.65	3.82	(0.65)	—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
Class R
9/30/2020	$30.43	$0.21	$11.04	$11.25	$(0.32)	$(0.91)
9/30/2019	33.92	0.26	0.66	0.92	(0.86)	(3.55)
9/30/2018	34.19	0.27	4.70	4.97	(0.15)	(5.09)
9/30/2017	30.97	0.26	3.64	3.90	(0.68)	—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
Class P
9/30/2020	$28.45	$0.34	$10.27	$10.61	$(0.58)	$(0.91)
9/30/2019	32.12	0.35	0.60	0.95	(1.07)	(3.55)
9/30/2018	33.95	0.38	4.50	4.88	(1.62)	(5.09)
9/30/2017	30.84	0.48	3.61	4.09	(0.98)	—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
Institutional Class
9/30/2020	$28.76	$0.34	$10.40	$10.74	$(0.55)	$(0.91)
9/30/2019	32.41	0.37	0.61	0.98	(1.08)	(3.55)
9/30/2018	33.89	0.40	4.52	4.92	(1.31)	(5.09)
9/30/2017	30.76	0.49	3.61	4.10	(0.97)	—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
Administrative Class
9/30/2020	$28.95	$0.35	$10.42	$10.77	$(0.45)	$(0.91)
9/30/2019	32.46	0.30	0.61	0.91	(0.87)	(3.55)
9/30/2018	34.08	0.33	4.54	4.87	(1.40)	(5.09)
9/30/2017	30.96	0.42	3.62	4.04	(0.92)	—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

152	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.34)	$38.77	38.44%	$254,762	0.96%	0.98%	0.83%	145%
(4.45)	29.25	5.29	69,611	1.02	1.02	0.99	143
(6.39)	32.78	16.83	61,385	0.96	0.96	1.02	133
(0.77)	34.27	13.14	76,586	1.02	1.02	1.19	124	(c)
(3.04)	31.02	6.42	259,711	0.99	0.99	2.12	101

$(1.01)	$39.39	37.40%	$112,523	1.73%	1.74%	0.06%	145%
(4.09)	29.61	4.53	60,434	1.75	1.75	0.26	143
(6.08)	32.95	15.90	53,461	1.73	1.73	0.24	133
(0.65)	34.36	12.41	48,905	1.69	1.69	0.51	124	(c)
(2.73)	31.19	5.65	67,423	1.71	1.71	1.40	101

$(1.23)	$40.45	38.14%	$298	1.15%	1.15%	0.63%	145%
(4.41)	30.43	5.12	166	1.17	1.17	0.87	143
(5.24)	33.92	16.59	98	1.17	1.17	0.81	133
(0.68)	34.19	12.79	114	1.42	1.42	0.82	124	(c)
(2.90)	30.97	5.95	1,145	1.43	1.43	1.73	101

$(1.49)	$37.57	38.78%	$547,783	0.71%	0.71%	1.08%	145%
(4.62)	28.45	5.59	155,601	0.75	0.75	1.26	143
(6.71)	32.12	17.08	102,412	0.74	0.74	1.24	133
(0.98)	33.95	13.52	80,392	0.72	0.72	1.49	124	(c)
(3.22)	30.84	6.67	88,900	0.73	0.73	2.38	101

$(1.46)	$38.04	38.80%	$1,045,769	0.71%	0.71%	1.07%	145%
(4.63)	28.76	5.62	370,111	0.72	0.72	1.29	143
(6.40)	32.41	17.10	332,874	0.71	0.71	1.27	133
(0.97)	33.89	13.58	322,732	0.68	0.68	1.54	124	(c)
(3.26)	30.76	6.73	1,089,974	0.67	0.67	2.47	101

$(1.36)	$38.36	38.50%	$13,386	0.93%	0.93%	0.99%	145%
(4.42)	28.95	5.29	550	0.97	0.97	1.03	143
(6.49)	32.46	16.88	997	0.93	0.93	1.05	133
(0.92)	34.08	13.30	1,240	0.89	0.89	1.32	124	(c)
(3.13)	30.96	6.52	1,428	0.90	0.90	2.20	101

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	153

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Core Plus Bond:
Class P
9/30/2020	$16.00	$0.39	$1.00	$1.39	$(0.41)	$(0.57)
9/30/2019	14.92	0.46	1.06	1.52	(0.44)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	—
Institutional Class
9/30/2020	$16.00	$0.40	$1.00	$1.40	$(0.42)	$(0.57)
9/30/2019	14.92	0.47	1.06	1.53	(0.45)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	—
Class R6
9/30/2020	$16.00	$0.41	$1.00	$1.41	$(0.43)	$(0.57)
9/30/2019	14.92	0.48	1.07	1.55	(0.47)	—
5/30/2018* - 9/30/2018	15.00	0.15	(0.12)	0.03	(0.11)	—
AllianzGI Emerging Markets Consumer:
Class A
9/30/2020	$13.51	$0.12	$2.35	$2.47	$(0.10)	$—
9/30/2019	13.88	0.12	(0.45)	(0.33)	(0.04)	—
9/30/2018	15.76	0.11	(1.11)	(1.00)	(0.26)	(0.62)
9/30/2017	13.60	0.21	2.07	2.28	(0.12)	—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—
Institutional Class
9/30/2020	$13.51	$0.16	$2.37	$2.53	$(0.15)	$—
9/30/2019	14.05	0.17	(0.48)	(0.31)	(0.23)	—
9/30/2018	15.86	0.21	(1.17)	(0.96)	(0.23)	(0.62)
9/30/2017	13.68	0.22	2.11	2.33	(0.15)	—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

154	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.98)	$16.41		9.18%		$12	0.35%		0.73%		2.46%		552%
(0.44)	16.00		10.39		11	0.35		0.93		3.01		864
(0.11)	14.92		0.18		10	0.35	(c)(d)	1.19	(c)(d)	2.81	(c)(d)	302

$(0.99)	$16.41		9.25%		$39	0.30%		0.74%		2.49%		552%
(0.45)	16.00		10.47		11	0.30		21.03		3.06		864
(0.11)	14.92		0.20		10	0.30	(c)(d)	1.19	(c)(d)	2.86	(c)(d)	302

$(1.00)	$16.41		9.28%		$50,383	0.25%		0.76%		2.56%		552%
(0.47)	16.00		10.56		59,419	0.25		0.94		3.11		864
(0.11)	14.92		0.22		40,075	0.25	(c)(d)	1.19	(c)(d)	2.91	(c)(d)	302

$(0.10)	$15.88	(e)	18.34	%(e)	$63	1.40%		1.81%		0.86%		57%
(0.04)	13.51		(2.34)		62	1.52		1.75		0.90		82
(0.88)	13.88		(7.04)		69	1.55		1.78		0.68		115
(0.12)	15.76		16.97		155	1.55		16.84		1.47		122
(0.06)	13.60		11.67		48	1.58		38.88		0.90		91

$(0.15)	$15.89	(e)	18.84	%(e)	$35,448	1.05%		1.51%		1.12%		57%
(0.23)	13.51		(2.05)		39,186	1.16		1.43		1.30		82
(0.85)	14.05		(6.69)		43,333	1.20		1.37		1.36		115
(0.15)	15.86		17.37		43,487	1.20		1.64		1.55		122
(0.07)	13.68		12.06		44,630	1.22		2.04		1.49		91

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	155

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Small-Cap:
Class A
9/30/2020	$16.15	$0.28	$0.96	$1.24	$(0.72)	$—
9/30/2019	16.61	0.24	0.03	0.27	(0.10)	(0.63)
9/30/2018	18.36	0.16	(0.59)	(0.43)	(0.85)	(0.47)
9/30/2017	15.15	0.23	2.98	3.21	—	—
9/30/2016	14.04	0.16	1.16	1.32	(0.21)	—
Institutional Class
9/30/2020	$15.87	$0.29	$0.98	$1.27	$(0.61)	$—
9/30/2019	16.45	0.34	(0.03)	0.31	(0.26)	(0.63)
9/30/2018	18.04	0.26	(0.62)	(0.36)	(0.76)	(0.47)
9/30/2017	15.30	0.24	2.95	3.19	(0.45)	—
9/30/2016	14.08	0.30	1.06	1.36	(0.14)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)

Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.01 and 0.06%, respectively, for Class A and $0.01 and 0.05%, respectively, for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $16.60 and (2.78)%, respectively, for Class A and $16.44 and (2.43)%, respectively, for Institutional Class.

(d)

Due to a change in accounting estimate resulting from a revised agreement with the Fund’s custodian and accounting agent, in order to lower costs and seek economies of scale for all Funds in the Trust, the custodian and accounting agent expense was reduced for the period. The effect on the Ratio of Expenses to Average Net Assets without Fee Waiver/Reimbursement was a decrease in the ratio of 0.90%.

156	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.72)	$16.67		7.64%		$217	1.82%	4.38%		1.80%	59%
(0.73)	16.15		2.14		116	1.85	3.00	(d)	1.55	73
(1.32)	16.61	(c)	(2.72	)(c)	135	1.85	3.71		0.90	119
—	18.36		21.19		204	1.85	15.72		1.39	121
(0.21)	15.15		9.54		67	1.85	6.84		1.14	147

$(0.61)	$16.53		7.97%		$5,035	1.50%	4.04%		1.89%	59%
(0.89)	15.87		2.52		7,814	1.50	2.84	(d)	2.19	73
(1.23)	16.45	(c)	(2.38	)(c)	10,030	1.50	3.05		1.46	119
(0.45)	18.04		21.69		11,251	1.50	3.38		1.47	121
(0.14)	15.30		9.80		13,367	1.50	4.72		2.08	147

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	157

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Value:
Class A
9/30/2020	$15.55	$0.15	$2.58	$2.73	$(0.19)	$—
9/30/2019	16.18	0.42	(0.68)	(0.26)	(0.37)	—
9/30/2018	17.24	0.41	(1.14)	(0.73)	(0.26)	(0.07)
9/30/2017	14.31	0.40	2.85	3.25	(0.32)	—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—
Class C
9/30/2020	$15.56	$0.03	$2.57	$2.60	$(0.09)	$—
9/30/2019	16.23	0.35	(0.73)	(0.38)	(0.29)	—
9/30/2018	17.33	0.24	(1.11)	(0.87)	(0.16)	(0.07)
9/30/2017	14.29	0.34	2.81	3.15	(0.11)	—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—
Class P
9/30/2020	$15.53	$0.22	$2.53	$2.75	$(0.23)	$—
9/30/2019	16.16	0.45	(0.69)	(0.24)	(0.39)	—
9/30/2018	17.13	0.36	(1.08)	(0.72)	(0.18)	(0.07)
9/30/2017	14.31	0.46	2.78	3.24	(0.42)	—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—
Institutional Class
9/30/2020	$15.48	$0.19	$2.57	$2.76	$(0.23)	$—
9/30/2019	16.29	0.49	(0.73)	(0.24)	(0.57)	—
9/30/2018	17.49	0.42	(1.11)	(0.69)	(0.44)	(0.07)
9/30/2017	14.46	0.44	2.91	3.35	(0.32)	—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)

Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.

158	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.19)	$18.09		17.63%	$14,907	1.14%		1.64%		0.89%		105%
(0.37)	15.55		(1.68)	14,395	1.15		1.65		2.69		101
(0.33)	16.18		(4.36)	22,590	1.14		1.65		2.31		116
(0.32)	17.24	(c)	23.07 (c)	11,026	1.22	(d)	3.32	(d)	2.58	(d)	120
(0.40)	14.31	(e)	19.57 (e)	2,141	1.39		7.84		3.62		104

$(0.09)	$18.07		16.75%	$1,016	1.89%		2.37%		0.16%		105%
(0.29)	15.56		(2.38)	1,006	1.90		2.40		2.24		101
(0.23)	16.23		(5.08)	1,196	1.90		2.38		1.35		116
(0.11)	17.33	(c)	22.06 (c)	527	1.95	(d)	4.00	(d)	2.16	(d)	120
(0.30)	14.29	(e)	18.80 (e)	113	2.16		8.01		2.49		104

$(0.23)	$18.05		17.85%	$7,192	0.99%		1.27%		1.33%		105%
(0.39)	15.53		(1.53)	2,022	0.99		1.32		2.90		101
(0.25)	16.16		(4.30)	3,312	0.98		1.48		2.03		116
(0.42)	17.13	(c)	23.22 (c)	19,899	1.05	(d)	3.00	(d)	2.99	(d)	120
(0.57)	14.31	(e)	19.95 (e)	139	1.20		7.47		4.67		104

$(0.23)	$18.01		17.95%	$115,817	0.89%		1.34%		1.18%		105%
(0.57)	15.48		(1.45)	90,711	0.90		1.37		3.13		101
(0.51)	16.29		(4.12)	111,161	0.90		1.39		2.41		116
(0.32)	17.49	(c)	23.33 (c)	34,444	0.95	(d)	2.87	(d)	2.71	(d)	120
(0.45)	14.46	(e)	19.95 (e)	6,370	1.17		6.98		3.35		104

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	159

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
9/30/2020	$11.05	$0.13	$0.94	$1.07	$(0.12)	$(0.89)
9/30/2019	11.47	0.21	0.06	0.27	(0.25)	(0.44)
9/30/2018	12.34	0.26	0.07	0.33	(0.55)	(0.65)
9/30/2017	11.23	0.20	1.11	1.31	(0.20)	—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
Class C
9/30/2020	$11.37	$0.06	$0.95	$1.01	$(0.02)	$(0.89)
9/30/2019	11.67	0.13	0.08	0.21	(0.07)	(0.44)
9/30/2018	12.47	0.19	0.06	0.25	(0.40)	(0.65)
9/30/2017	11.32	0.13	1.12	1.25	(0.10)	—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
Class R
9/30/2020	$10.93	$0.10	$0.93	$1.03	$(0.09)	$(0.89)
9/30/2019	11.34	0.26	(0.01)	0.25	(0.22)	(0.44)
9/30/2018	12.22	0.21	0.10	0.31	(0.54)	(0.65)
9/30/2017	11.15	0.18	1.11	1.29	(0.22)	—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
Class P
9/30/2020	$10.94	$0.17	$0.90	$1.07	$(0.16)	$(0.89)
9/30/2019	11.38	0.18	0.12	0.30	(0.30)	(0.44)
9/30/2018	12.28	0.27	0.09	0.36	(0.61)	(0.65)
9/30/2017	11.24	0.24	1.11	1.35	(0.31)	—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
Institutional Class
9/30/2020	$11.02	$0.14	$0.94	$1.08	$(0.16)	$(0.89)
9/30/2019	11.45	0.24	0.06	0.30	(0.29)	(0.44)
9/30/2018	12.15	0.28	0.08	0.36	(0.41)	(0.65)
9/30/2017	11.11	0.26	1.05	1.31	(0.27)	—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
Class R6
9/30/2020	$10.78	$0.16	$0.92	$1.08	$(0.18)	$(0.89)
9/30/2019	11.23	0.23	0.06	0.29	(0.30)	(0.44)
9/30/2018	12.13	0.29	0.07	0.36	(0.61)	(0.65)
9/30/2017	11.10	0.23	1.11	1.34	(0.31)	—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
Administrative Class
9/30/2020	$11.38	$0.13	$0.98	$1.11	$(0.14)	$(0.89)
9/30/2019	11.77	0.22	0.08	0.30	(0.25)	(0.44)
9/30/2018	12.64	0.28	0.07	0.35	(0.57)	(0.65)
9/30/2017	11.52	0.22	1.15	1.37	(0.25)	—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.

160	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Portfolio Turnover Rate

$(1.01)	$11.11		10.21%		$46,506	0.52%	1.14%	1.18%	141%
(0.69)	11.05	(d)	3.05	(d)	49,259	0.61	1.14	1.95	29
(1.20)	11.47		2.62		40,974	0.59	1.12	2.24	17
(0.20)	12.34		11.88		47,170	0.60	1.12	1.73	15
(0.45)	11.23		6.55		84,852	0.60	1.13	0.68	57

$(0.91)	$11.47		9.28%		$3,549	1.27%	1.83%	0.55%	141%
(0.51)	11.37	(d)	2.29	(d)	6,393	1.34	1.91	1.14	29
(1.05)	11.67		1.90		26,220	1.33	1.86	1.56	17
(0.10)	12.47		11.09		34,670	1.35	1.87	1.12	15
(0.43)	11.32		5.72		46,387	1.38	1.90	(0.06)	57

$(0.98)	$10.98		9.96%		$23	0.72%	1.34%	0.94%	141%
(0.66)	10.93	(d)	2.80	(d)	21	0.81	1.46	2.43	29
(1.19)	11.34		2.43		35	0.80	1.32	1.85	17
(0.22)	12.22		11.78		24	0.78	1.31	1.55	15
(0.45)	11.15		6.25		17	0.81	1.33	0.45	57

$(1.05)	$10.96		10.39%		$5,371	0.32%	0.90%	1.63%	141%
(0.74)	10.94	(d)	3.30	(d)	6,173	0.37	0.91	1.68	29
(1.26)	11.38		2.92		4,292	0.35	0.88	2.30	17
(0.31)	12.28		12.31		3,563	0.32	0.85	2.05	15
(0.47)	11.24		6.78		1,901	0.30	0.83	1.10	57

$(1.05)	$11.05		10.40%		$9,609	0.29%	0.88%	1.28%	141%
(0.73)	11.02	(d)	3.34	(d)	6,026	0.36	0.89	2.25	29
(1.06)	11.45		2.92		6,652	0.33	0.86	2.43	17
(0.27)	12.15		12.08		6,871	0.40	0.95	2.35	15
(0.46)	11.11		6.72		68,709	0.40	0.92	0.89	57

$(1.07)	$10.79		10.57%		$191,750	0.22%	0.83%	1.52%	141%
(0.74)	10.78	(d)	3.34	(d)	249,269	0.28	0.82	2.23	29
(1.26)	11.23		2.95		252,313	0.28	0.81	2.48	17
(0.31)	12.13		12.40		264,255	0.28	0.80	1.99	15
(0.47)	11.10		6.81		291,767	0.30	0.83	0.48	57

$(1.03)	$11.46		10.24%		$27	0.47%	1.08%	1.17%	141%
(0.69)	11.38	(d)	3.17	(d)	23	0.53	1.07	1.97	29
(1.22)	11.77		2.68		22	0.53	1.06	2.28	17
(0.25)	12.64		12.07		26	0.53	1.06	1.86	15
(0.45)	11.52		6.58		32	0.56	1.08	0.67	57

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	161

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
9/30/2020	$19.21	$0.21	$1.34	$1.55	$(0.72)	$(1.30)
9/30/2019	20.19	0.34	(0.48)	(0.14)	(0.36)	(0.48)
9/30/2018	20.52	0.28	0.32	0.60	(0.21)	(0.72)
9/30/2017	18.32	0.20	2.00	2.20	—	—
9/30/2016	17.99	0.17	0.66	0.83	(0.22)	(0.28)
Class C
9/30/2020	$18.84	$0.07	$1.30	$1.37	$(0.59)	$(1.30)
9/30/2019	19.56	0.19	(0.43)	(0.24)	—	(0.48)
9/30/2018	20.05	0.12	0.31	0.43	(0.20)	(0.72)
9/30/2017	18.05	0.08	1.92	2.00	—	—
9/30/2016	17.63	0.08	0.62	0.70	—	(0.28)
Class R
9/30/2020	$19.10	$0.16	$1.32	$1.48	$(0.65)	$(1.30)
9/30/2019	19.97	0.26	(0.45)	(0.19)	(0.20)	(0.48)
9/30/2018	20.35	0.21	0.30	0.51	(0.17)	(0.72)
9/30/2017	18.23	0.16	1.96	2.12	—	—
9/30/2016	17.84	0.16	0.63	0.79	(0.12)	(0.28)
Class P
9/30/2020	$19.09	$0.21	$1.61	$1.82	$—	$(1.30)
9/30/2019	20.07	0.36	(0.46)	(0.10)	(0.40)	(0.48)
9/30/2018	20.48	0.32	0.31	0.63	(0.32)	(0.72)
9/30/2017	18.36	0.28	1.94	2.22	(0.10)	—
9/30/2016	17.97	0.16	0.71	0.87	(0.20)	(0.28)
Institutional Class
9/30/2020	$19.50	$0.26	$1.37	$1.63	$(0.78)	$(1.30)
9/30/2019	20.22	0.39	(0.45)	(0.06)	(0.18)	(0.48)
9/30/2018	20.61	0.34	0.32	0.66	(0.33)	(0.72)
9/30/2017	18.37	0.27	1.98	2.25	(0.01)	—
9/30/2016	18.02	0.23	0.65	0.88	(0.25)	(0.28)
Class R6
9/30/2020	$19.18	$0.27	$1.33	$1.60	$(0.73)	$(1.30)
9/30/2019	20.15	0.39	(0.48)	(0.09)	(0.40)	(0.48)
9/30/2018	20.56	0.34	0.32	0.66	(0.35)	(0.72)
9/30/2017	18.38	0.28	1.99	2.27	(0.09)	—
2/1/2016* - 9/30/2016	17.30	0.09	0.99	1.08	—	—
Administrative Class
9/30/2020	$19.16	$0.21	$1.34	$1.55	$(0.74)	$(1.30)
9/30/2019	20.15	0.34	(0.48)	(0.14)	(0.37)	(0.48)
9/30/2018	20.55	0.29	0.32	0.61	(0.29)	(0.72)
9/30/2017	18.35	0.23	1.97	2.20	—	—
9/30/2016	17.93	0.21	0.63	0.84	(0.14)	(0.28)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

162	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(2.02)	$18.74	8.20%	$1,491	0.82%	1.62%	1.17%	221%
(0.84)	19.21	(0.25)	1,812	0.97	1.32	1.78	222
(0.93)	20.19	2.93	2,015	0.97	1.25	1.37	152
—	20.52	12.01	2,421	1.02	1.35	1.05	192
(0.50)	18.32	4.69	5,198	0.76	1.73	0.96	79

$(1.89)	$18.32	7.37%	$525	1.58%	2.38%	0.40%	221%
(0.48)	18.84	(1.00)	588	1.74	2.08	1.00	222
(0.92)	19.56	2.09	1,195	1.74	2.01	0.61	152
—	20.05	11.08	1,325	1.77	2.08	0.42	192
(0.28)	18.05	4.02	1,029	1.49	2.69	0.45	79

$(1.95)	$18.63	7.86%	$44	1.18%	2.00%	0.87%	221%
(0.68)	19.10	(0.60)	121	1.34	1.67	1.38	222
(0.89)	19.97	2.49	160	1.34	1.58	1.05	152
—	20.35	11.63	137	1.35	1.70	0.84	192
(0.40)	18.23	4.50	159	1.01	2.25	0.90	79

$(1.30)	$19.61	9.73%	$59	0.68%	1.19%	1.05%	221%
(0.88)	19.09	(0.05)	11,456	0.80	1.12	1.95	222
(1.04)	20.07	3.08	13,436	0.80	1.03	1.58	152
(0.10)	20.48	12.18	12,730	0.82	1.11	1.44	192
(0.48)	18.36	4.89	186	0.61	1.47	0.90	79

$(2.08)	$19.05	8.52%	$12,294	0.54%	1.40%	1.42%	221%
(0.66)	19.50	0.03	9,330	0.70	1.12	2.05	222
(1.05)	20.22	3.18	13,225	0.70	0.94	1.65	152
(0.01)	20.61	12.27	31,783	0.75	1.03	1.42	192
(0.53)	18.37	4.98	37,722	0.51	1.45	1.27	79

$(2.03)	$18.75	8.54%	$30,996	0.54%	1.28%	1.45%	221%
(0.88)	19.18	(0.01)	127,285	0.70	1.01	2.08	222
(1.07)	20.15	3.19	192,375	0.70	0.91	1.67	152
(0.09)	20.56	12.39	231,584	0.70	0.99	1.49	192
—	18.38	6.24	9,029	0.36 (d)	1.36 (d)	0.77 (d)	79

$(2.04)	$18.67	8.24%	$25	0.79%	1.57%	1.18%	221%
(0.85)	19.16	(0.26)	23	0.95	1.27	1.80	222
(1.01)	20.15	2.93	23	0.96	1.17	1.42	152
—	20.55	11.99	23	1.00	1.25	1.18	192
(0.42)	18.35	4.73	20	0.76	1.89	1.15	79

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	163

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Sustainability:
Class A
9/30/2020	$18.27	$0.11	$3.03	$3.14	$(0.02)	$(0.33)
9/30/2019	19.46	0.14	0.04	0.18	(0.30)	(1.07)
9/30/2018	17.96	0.17	1.98	2.15	(0.21)	(0.44)
9/30/2017	15.80	0.13	2.20	2.33	(0.14)	(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—
Class P
9/30/2020	$18.39	$0.14	$3.05	$3.19	$(0.03)	$(0.33)
9/30/2019	19.68	0.21	(0.02)	0.19	(0.41)	(1.07)
9/30/2018	18.13	0.16	2.05	2.21	(0.22)	(0.44)
9/30/2017	15.91	0.15	2.23	2.38	(0.13)	(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—
Institutional Class
9/30/2020	$18.75	$0.17	$3.10	$3.27	$(0.05)	$(0.33)
9/30/2019	19.72	0.19	0.06	0.25	(0.15)	(1.07)
9/30/2018	18.13	0.22	2.00	2.22	(0.19)	(0.44)
9/30/2017	15.92	0.19	2.20	2.39	(0.15)	(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—
AllianzGI Green Bond:
Class A
9/30/2020	$16.46	$0.18	$0.40	$0.58	$(0.15)	$(0.07)
11/19/2018* - 9/30/2019	15.00	0.26	1.45	1.71	(0.25)	—
Class P
9/30/2020	$16.45	$0.21	$0.40	$0.61	$(0.17)	$(0.07)
11/19/2018* - 9/30/2019	15.00	0.29	1.44	1.73	(0.28)	—
Institutional Class
9/30/2020	$16.47	$0.21	$0.40	$0.61	$(0.18)	$(0.07)
11/19/2018* - 9/30/2019	15.00	0.28	1.46	1.74	(0.27)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

164	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$21.06	17.35%	$2,350	0.98%		1.44%		0.58%		31%
(1.37)	18.27	2.43	1,444	1.09		1.84		0.77		49
(0.65)	19.46	12.23	614	1.09		1.70		0.92		20
(0.17)	17.96	14.94	402	1.12		7.55		0.79		27
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20

$(0.36)	$21.22	17.52%	$28,372	0.84%		1.13%		0.74%		31%
(1.48)	18.39	2.56	21,582	0.94		1.65		1.17		49
(0.66)	19.68	12.44	11,362	0.94		1.25		0.84		20
(0.16)	18.13	15.13	64	0.96		1.62		0.88		27
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20

$(0.38)	$21.64	17.59%	$132,073	0.74%		1.03%		0.88%		31%
(1.22)	18.75	2.63	2,072	0.84		1.66		1.05		49
(0.63)	19.72	12.52	28,237	0.84		1.43		1.18		20
(0.18)	18.13	15.25	26,615	0.89		1.63		1.16		27
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20

$(0.22)	$16.82	3.55%	$191	0.76%		1.54%		1.11%		98%
(0.25)	16.46	11.45	95	0.77	(c)(d)	5.73	(c)(d)	1.89	(c)(d)	121

$(0.24)	$16.82	3.74%	$553	0.56%		1.43%		1.28%		98%
(0.28)	16.45	11.60	1,093	0.56	(c)(d)	5.51	(c)(d)	2.11	(c)(d)	121

$(0.25)	$16.83	3.78%	$25,878	0.51%		1.14%		1.31%		98%
(0.27)	16.47	11.68	5,795	0.52	(c)(d)	6.33	(c)(d)	2.06	(c)(d)	121

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	165

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI High Yield Bond:
Class A
9/30/2020	$8.91	$0.42	$(0.50)	$(0.08)	$(0.44)
9/30/2019	8.91	0.43	0.01	0.44	(0.44)
9/30/2018	9.31	0.45	(0.39)	0.06	(0.46)
9/30/2017	9.14	0.48	0.18	0.66	(0.49)
9/30/2016	8.92	0.53	0.24	0.77	(0.55)
Class C
9/30/2020	$8.89	$0.36	$(0.49)	$(0.13)	$(0.38)
9/30/2019	8.90	0.37	—	0.37	(0.38)
9/30/2018	9.30	0.39	(0.39)	—	(0.40)
9/30/2017	9.12	0.42	0.20	0.62	(0.44)
9/30/2016	8.90	0.46	0.24	0.70	(0.48)
Class R
9/30/2020	$8.51	$0.37	$(0.49)	$(0.12)	$(0.41)
9/30/2019	8.54	0.38	—	0.38	(0.41)
9/30/2018	8.94	0.39	(0.37)	0.02	(0.42)
9/30/2017	8.79	0.43	0.18	0.61	(0.46)
9/30/2016	8.61	0.48	0.22	0.70	(0.52)
Class P
9/30/2020	$8.53	$0.43	$(0.48)	$(0.05)	$(0.47)
9/30/2019	8.55	0.44	0.01	0.45	(0.47)
9/30/2018	8.96	0.46	(0.38)	0.08	(0.49)
9/30/2017	8.80	0.50	0.19	0.69	(0.53)
9/30/2016	8.62	0.53	0.23	0.76	(0.58)
Institutional Class
9/30/2020	$8.56	$0.43	$(0.48)	$(0.05)	$(0.47)
9/30/2019	8.58	0.44	0.01	0.45	(0.47)
9/30/2018	8.98	0.46	(0.37)	0.09	(0.49)
9/30/2017	8.83	0.50	0.18	0.68	(0.53)
9/30/2016	8.64	0.53	0.24	0.77	(0.58)
Administrative Class
9/30/2020	$8.54	$0.42	$(0.48)	$(0.06)	$(0.46)
9/30/2019	8.44	0.43	0.03	0.46	(0.36)
9/30/2018	8.84	0.44	(0.37)	0.07	(0.47)
9/30/2017	8.70	0.48	0.17	0.65	(0.51)
9/30/2016	8.52	0.50	0.22	0.72	(0.54)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

166	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$8.39	(0.82)%	$20,251	1.12%	4.96%	143%
8.91	5.18	26,937	1.07	4.98	70
8.91	0.67	33,768	1.05	4.93	40
9.31	7.42	58,525	1.09	5.19	37
9.14	9.08	58,004	0.98	6.02	59

$8.38	(1.41)%	$3,880	1.81%	4.26%	143%
8.89	4.33	4,880	1.76	4.28	70
8.90	0.02	8,544	1.71	4.27	40
9.30	6.90	11,723	1.70	4.59	37
9.12	8.32	14,815	1.71	5.28	59

$7.98	(1.28)%	$508	1.52%	4.57%	143%
8.51	4.68	654	1.48	4.56	70
8.54	0.33	878	1.44	4.55	40
8.94	7.12	1,048	1.44	4.84	37
8.79	8.62	1,310	1.34	5.65	59

$8.01	(0.46)%	$10,113	0.80%	5.28%	143%
8.53	5.56	12,128	0.73	5.31	70
8.55	0.94	17,535	0.70	5.26	40
8.96	8.07	35,931	0.67	5.62	37
8.80	9.31	57,378	0.69	6.30	59

$8.04	(0.50)%	$51,920	0.83%	5.22%	143%
8.56	5.48	77,365	0.79	5.25	70
8.58	1.03	122,078	0.73	5.26	40
8.98	7.91	155,022	0.69	5.61	37
8.83	9.41	227,149	0.66	6.31	59

$8.02	(0.63)%	$26	1.00%	5.14%	143%
8.54	5.60	24	0.94	5.10	70
8.44	0.83	20	0.88	4.93	40
8.84	7.75	1,490	0.86	5.45	37
8.70	8.97	2,086	1.07	5.94	59

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	167

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
9/30/2020	$32.15	$0.15	$2.54	$2.69	$(0.48)	$—
9/30/2019	43.09	0.34	(6.28)	(5.94)	(0.10)	(4.90)
9/30/2018	41.19	0.42	2.41	2.83	(0.25)	(0.68)
9/30/2017	34.57	—	6.93	6.93	(0.31)	—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)
Class C
9/30/2020	$30.72	$(0.08)	$2.40	$2.32	$(0.04)	$—
9/30/2019	41.63	0.05	(6.06)	(6.01)	—	(4.90)
9/30/2018	40.01	(0.15)	2.55	2.40	(0.10)	(0.68)
9/30/2017	33.78	(0.19)	6.67	6.48	(0.25)	—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)
Class R
9/30/2020	$30.19	$0.05	$2.37	$2.42	$(0.55)	$—
9/30/2019	41.90	0.27	(6.28)	(6.01)	(0.80)	(4.90)
9/30/2018	40.46	0.13	2.50	2.63	(0.51)	(0.68)
9/30/2017	34.07	0.01	6.70	6.71	(0.32)	—
9/30/2016	34.03	0.03	1.63	1.66	(0.17)	(1.45)
Class P
9/30/2020	$31.91	$0.17	$2.56	$2.73	$(0.44)	$—
9/30/2019	43.06	0.33	(6.25)	(5.92)	(0.33)	(4.90)
9/30/2018	41.33	0.22	2.68	2.90	(0.49)	(0.68)
9/30/2017	34.66	0.19	6.82	7.01	(0.34)	—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)
Institutional Class
9/30/2020	$33.21	$0.23	$2.63	$2.86	$(0.58)	$—
9/30/2019	44.65	0.47	(6.58)	(6.11)	(0.43)	(4.90)
9/30/2018	42.85	0.32	2.71	3.03	(0.55)	(0.68)
9/30/2017	35.91	0.36	6.92	7.28	(0.34)	—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)
Class R6
9/30/2020	$33.03	$0.26	$2.59	$2.85	$(0.71)	$—
9/30/2019	44.64	0.48	(6.59)	(6.11)	(0.60)	(4.90)
9/30/2018	42.90	0.40	2.66	3.06	(0.64)	(0.68)
9/30/2017	35.94	0.22	7.09	7.31	(0.35)	—
2/1/2016* - 9/30/2016	33.52	0.34	2.08	2.42	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.

168	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.48)	$34.36		8.37%	$3,619	1.25%	1.75%	0.47%	60%
(5.00)	32.15		(12.05)	4,826	1.25	1.94	1.05	55
(0.93)	43.09		6.88	9,108	1.25	1.50	0.95	62
(0.31)	41.19	(c)	20.34 (c)	6,068	1.36	1.93	0.01	67
(1.73)	34.57		5.07	13,524	1.45	1.68	0.30	76

$(0.04)	$33.00		7.56%	$722	2.00%	2.49%	(0.27)%	60%
(4.90)	30.72		(12.75)	963	2.04	2.59	0.16	55
(0.78)	41.63		5.99	2,610	2.08	2.27	(0.35)	62
(0.25)	40.01	(c)	19.39 (c)	2,829	2.14	2.50	(0.56)	67
(1.65)	33.78		4.30	3,232	2.19	2.54	(0.35)	76

$(0.55)	$32.06		8.01%	$849	1.59%	2.16%	0.15%	60%
(5.70)	30.19		(12.36)	1,044	1.59	2.30	0.89	55
(1.19)	41.90		6.51	845	1.59	1.86	0.30	62
(0.32)	40.46	(c)	19.98 (c)	264	1.64	2.11	0.02	67
(1.62)	34.07		4.81	130	1.70	2.17	0.09	76

$(0.44)	$34.20		8.55%	$10,751	1.10%	1.49%	0.53%	60%
(5.23)	31.91		(11.92)	19,740	1.10	1.58	1.01	55
(1.17)	43.06		7.02	48,830	1.10	1.29	0.51	62
(0.34)	41.33	(c)	20.55 (c)	55,843	1.17	1.42	0.55	67
(1.65)	34.66		5.25	40,183	1.28	1.44	0.54	76

$(0.58)	$35.49		8.61%	$31,942	1.04%	1.51%	0.69%	60%
(5.33)	33.21		(11.88)	40,477	1.04	1.61	1.39	55
(1.23)	44.65		7.09	49,443	1.05	1.28	0.70	62
(0.34)	42.85	(c)	20.58 (c)	67,921	1.11	1.43	0.94	67
(1.65)	35.91		5.31	29,031	1.21	1.48	0.28	76

$(0.71)	$35.17		8.63%	$29,889	1.00%	1.43%	0.80%	60%
(5.50)	33.03		(11.82)	28,630	1.00	1.49	1.44	55
(1.32)	44.64		7.14	33,876	1.00	1.22	0.87	62
(0.35)	42.90	(c)	20.66 (c)	17,804	1.05	1.42	0.60	67
—	35.94		7.22	15,534	1.11 (d)	1.56 (d)	1.48 (d)	76

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	169

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Distributions from Return of Capital
AllianzGI Multi Asset Income:
Class A
9/30/2020	$17.64	$0.93	$(1.65)	$(0.72)	$(0.93)	$—	$(0.02)
9/30/2019	17.35	0.99	0.25	1.24	(0.95)	—	—
9/30/2018	18.53	0.73	(0.71)	0.02	(0.85)	(0.23)	(0.12)
9/30/2017	18.31	0.94	0.22	1.16	(0.85)	(0.09)	—
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)	—
Class C
9/30/2020	$17.64	$0.78	$(1.63)	$(0.85)	$(0.70)	$—	$(0.01)
9/30/2019	17.36	0.84	0.26	1.10	(0.82)	—	—
9/30/2018	18.53	0.62	(0.72)	(0.10)	(0.74)	(0.23)	(0.10)
9/30/2017	18.21	0.80	0.22	1.02	(0.61)	(0.09)	—
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)	—
Class R
9/30/2020	$18.49	$0.77	$(1.59)	$(0.82)	$(0.84)	$—	$(0.01)
9/30/2019	18.14	0.97	0.26	1.23	(0.88)	—	—
9/30/2018	19.31	0.71	(0.74)	(0.03)	(0.80)	(0.23)	(0.11)
9/30/2017	18.97	0.84	0.30	1.14	(0.71)	(0.09)	—
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)	—
Class P
9/30/2020	$17.83	$0.93	$(1.60)	$(0.67)	$(0.92)	$—	$(0.02)
9/30/2019	17.54	1.08	0.21	1.29	(1.00)	—	—
9/30/2018	18.71	0.82	(0.73)	0.09	(0.90)	(0.23)	(0.13)
9/30/2017	18.51	0.99	0.23	1.22	(0.93)	(0.09)	—
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)	—
Institutional Class
9/30/2020	$17.35	$0.93	$(1.58)	$(0.65)	$(1.05)	$—	$(0.02)
9/30/2019	17.08	1.00	0.28	1.28	(1.01)	—	—
2/1/2018* - 9/30/2018	17.08	0.42	(0.64)	(0.22)	(0.44)	—	(0.13)
Class R6
9/30/2020	$17.36	$0.92	$(1.56)	$(0.64)	$(1.06)	$—	$(0.02)
9/30/2019	17.09	1.03	0.25	1.28	(1.01)	—	—
9/30/2018	18.26	0.81	(0.71)	0.10	(0.91)	(0.23)	(0.13)
9/30/2017	18.08	1.00	0.21	1.21	(0.94)	(0.09)	—
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)	—
Administrative Class
9/30/2020	$17.87	$0.91	$(1.65)	$(0.74)	$(0.80)	$—	$(0.02)
9/30/2019	17.66	0.93	0.12	1.05	(0.84)	—	—
9/30/2018	18.82	0.80	(0.75)	0.05	(0.86)	(0.23)	(0.12)
9/30/2017	18.61	1.00	0.19	1.19	(0.89)	(0.09)	—
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

170	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(0.95)	$15.97	(4.02)%	$4,114	0.50%	0.60%	5.65%	427%
(0.95)	17.64	7.47	12,460	0.41	0.60	5.79	277
(1.20)	17.35	0.12	8,826	0.36	0.61	4.12	172
(0.94)	18.53	6.55	10,145	0.35	0.61	5.12	151
(0.87)	18.31	10.97	10,140	0.40	0.60	4.25	116

$(0.71)	$16.08	(4.77)%	$1,091	1.25%	1.35%	4.68%	427%
(0.82)	17.64	6.58	1,520	1.16	1.35	4.90	277
(1.07)	17.36	(0.58)	2,210	1.11	1.36	3.51	172
(0.70)	18.53	5.78	3,435	1.10	1.36	4.37	151
(0.65)	18.21	10.16	3,361	1.15	1.35	3.75	116

$(0.85)	$16.82	(4.42)%	$538	0.85%	0.85%	4.56%	427%
(0.88)	18.49	7.08	103	0.76	0.85	5.39	277
(1.14)	18.14	(0.20)	100	0.71	0.86	3.82	172
(0.80)	19.31	6.17	128	0.70	0.86	4.38	151
(0.79)	18.97	10.59	519	0.75	0.85	4.00	116

$(0.94)	$16.22	(3.71)%	$449	0.20%	0.20%	5.46%	427%
(1.00)	17.83	7.68	2,119	0.11	0.20	6.21	277
(1.26)	17.54	0.46	9,526	0.06	0.21	4.56	172
(1.02)	18.71	6.86	14,507	0.05	0.21	5.37	151
(0.99)	18.51	11.32	17,120	0.10	0.20	4.63	116

$(1.07)	$15.63	(3.69)%	$326	0.15%	0.15%	5.88%	427%
(1.01)	17.35	7.84	199	0.06	0.15	6.00	277
(0.57)	17.08	(1.16)	49	0.01 (d)	0.15 (d)	3.72 (d)	172

$(1.08)	$15.64	(3.64)%	$38,248	0.10%	0.10%	5.97%	427%
(1.01)	17.36	7.88	8,121	0.01	0.10	6.12	277
(1.27)	17.09	0.56	14,894	— (e)	0.11	4.60	172
(1.03)	18.26	6.99	20,448	— (e)	0.11	5.54	151
(1.02)	18.08	11.40	19,128	—	0.10	4.70	116

$(0.82)	$16.31	(4.04)%	$10	0.45%	0.45%	5.44%	427%
(0.84)	17.87	6.17	10	0.36	0.45	5.46	277
(1.21)	17.66	0.25	524	0.31	0.46	4.36	172
(0.98)	18.82	6.62	1,550	0.30	0.46	5.38	151
(0.68)	18.61	9.87	822	0.35	0.45	4.13	116

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	As a result of reimbursing expenses inclusive of estimated acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses.

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	171

Financial Highlights† (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI PerformanceFee Managed Futures Strategy:†
Class P
9/30/2020	$9.83	$0.10	$(1.26)	$(1.16)	$(0.52)	$(0.12)
9/30/2019	9.61	0.19	0.11	0.30	(0.08)	—
12/18/2017* - 9/30/2018	10.00	0.12	(0.51)	(0.39)	—	—
Institutional Class
9/30/2020	$9.82	$0.10	$(1.26)	$(1.16)	$(0.52)	$(0.12)
9/30/2019	9.60	0.20	0.11	0.31	(0.09)	—
12/18/2017* - 9/30/2018	10.00	0.13	(0.53)	(0.40)	—	—
Class R6
9/30/2020	$9.83	$0.11	$(1.26)	$(1.15)	$(0.53)	$(0.12)
9/30/2019	9.61	0.20	0.11	0.31	(0.09)	—
12/18/2017* - 9/30/2018	10.00	0.13	(0.52)	(0.39)	—	—
AllianzGI PerformanceFee Structured US Equity:
Class P
9/30/2020	$10.67	$0.11	$(1.44)	$(1.33)	$(0.30)	$(0.16)
9/30/2019	11.12	0.33	(0.02)	0.31	(0.09)	(0.67)
12/18/2017* - 9/30/2018	10.00	0.14	0.98	1.12	—	—
Institutional Class
9/30/2020	$10.67	$0.16	$(1.49)	$(1.33)	$(0.29)	$(0.16)
9/30/2019	11.13	0.21	0.09	0.30	(0.09)	(0.67)
12/18/2017* - 9/30/2018	10.00	0.18	0.95	1.13	—	—
Class R6
9/30/2020	$10.73	$0.15	$(1.49)	$(1.34)	$(0.23)	$(0.16)
9/30/2019	11.13	0.23	0.10	0.33	(0.06)	(0.67)
12/18/2017* - 9/30/2018	10.00	0.13	1.00	1.13	—	—
AllianzGI Preferred Securities and Income:
Class P
9/30/2020	$15.65	$0.63	$(0.48)	$0.15	$(0.68)	$(0.39)
9/30/2019	15.06	0.68	0.64	1.32	(0.71)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.23	0.03	0.26	(0.20)	—
Institutional Class
9/30/2020	$15.65	$0.66	$(0.50)	$0.16	$(0.68)	$(0.39)
9/30/2019	15.06	0.69	0.64	1.33	(0.72)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.26	—	0.26	(0.20)	—
Class R6
9/30/2020	$15.65	$0.65	$(0.49)	$0.16	$(0.69)	$(0.39)
9/30/2019	15.06	0.70	0.64	1.34	(0.73)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.24	0.03	0.27	(0.21)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†

Consolidated Financial Highlights for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.

172	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.64)	$8.03	(12.43)%	$9	0.22	%(c)	0.97	%(c)	1.13	%(c)	42%
(0.08)	9.83	3.17	10	0.28	(c)	1.28	(c)	2.02	(c)	184
—	9.61	(3.90)	10	0.20	(d)(e)	4.01	(d)(e)	1.59	(d)(e)	121

$(0.64)	$8.02	(12.44)%	$211	0.20	%(c)	1.00	%(c)	1.18	%(c)	42%
(0.09)	9.82	3.24	605	0.22	(c)	1.39	(c)	2.11	(c)	184
—	9.60	(4.00)	515	0.15	(d)(e)	5.42	(d)(e)	1.74	(d)(e)	121

$(0.65)	$8.03	(12.33)%	$24,934	0.13	%(c)	1.00	%(c)	1.23	%(c)	42%
(0.09)	9.83	3.31	32,416	0.18	(c)	1.24	(c)	2.13	(c)	184
—	9.61	(3.90)	15,254	0.10	(d)(e)	4.00	(d)(e)	1.70	(d)(e)	121

$(0.46)	$8.88	(13.43)%	$378	0.48	%(c)	1.02	%(c)	1.16	%(c)	70%
(0.76)	10.67	4.55	20,458	0.25	(c)(f)	0.70	(c)	3.16	(c)	8
—	11.12	11.20	11	0.61	(d)(e)	1.75	(e)	1.71	(d)(e)	2

$(0.45)	$8.89	(13.39)%	$49,423	0.21	%(c)	0.88	%(c)	1.70	%(c)	70%
(0.76)	10.67	4.39	51,188	0.17	(c)(f)	0.94	(c)	2.06	(c)	8
—	11.13	11.30	40,290	0.62	(e)(d)	1.58	(d)(e)	2.12	(d)(e)	2

$(0.39)	$9.00	(13.26)%	$390	0.88	%(c)	1.22	%(c)	1.34	%(c)	70%
(0.73)	10.73	4.66	42,966	(0.08	)(c)(f)	0.86	(c)	2.27	(c)	8
—	11.13	11.30	42,774	0.61	(d)(e)	1.72	(d)(e)	1.64	(d)(e)	2

$(1.07)	$14.73	1.01%	$11	0.60%		1.36%		4.27%		166%
(0.73)	15.65	9.14	11	0.60		2.04		4.55		98
(0.20)	15.06	1.74	10	0.60	(d)(e)	3.21	(d)(e)	4.62	(d)(e)	39

$(1.07)	$14.74	1.13%	$7,662	0.55%		1.34%		4.52%		166%
(0.74)	15.65	9.21	3,035	0.55		2.09		4.62		98
(0.20)	15.06	1.76	1,548	0.56	(d)(e)	4.22	(d)(e)	5.28	(d)(e)	39

$(1.08)	$14.73	1.10%	$17,839	0.50%		1.35%		4.41%		166%
(0.75)	15.65	9.26	14,646	0.50		2.00		4.66		98
(0.21)	15.06	1.78	10,157	0.50	(d)(e)	3.22	(d)(e)	4.71	(d)(e)	39

(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)

Inclusive of management fee waivers of less than 0.005% for Class P, 0.23% for Institutional Class and 0.49% for Class R6 for the period from the commencement of the Fund’s operations until December 31, 2018 (the “Initial Performance Period”).

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	173

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Short Duration High Income:
Class A
9/30/2020	$14.62	$0.58	$(0.54)	$0.04	$(0.67)
9/30/2019	14.93	0.51	(0.11)	0.40	(0.71)
9/30/2018	15.18	0.59	(0.16)	0.43	(0.68)
9/30/2017	15.29	0.60	0.04	0.64	(0.75)
9/30/2016	15.04	0.72	0.38	1.10	(0.85)
Class C
9/30/2020	$14.61	$0.54	$(0.54)	$—	$(0.63)
9/30/2019	14.90	0.47	(0.10)	0.37	(0.66)
9/30/2018	15.15	0.55	(0.15)	0.40	(0.65)
9/30/2017	15.27	0.56	0.03	0.59	(0.71)
9/30/2016	15.00	0.68	0.38	1.06	(0.79)
Class P
9/30/2020	$14.51	$0.59	$(0.51)	$0.08	$(0.69)
9/30/2019	14.88	0.53	(0.10)	0.43	(0.80)
9/30/2018	15.13	0.62	(0.15)	0.47	(0.72)
9/30/2017	15.24	0.63	0.05	0.68	(0.79)
9/30/2016	15.03	0.74	0.38	1.12	(0.91)
Institutional Class
9/30/2020	$14.52	$0.61	$(0.54)	$0.07	$(0.70)
9/30/2019	14.89	0.54	(0.11)	0.43	(0.80)
9/30/2018	15.14	0.63	(0.15)	0.48	(0.73)
9/30/2017	15.25	0.64	0.04	0.68	(0.79)
9/30/2016	15.05	0.76	0.37	1.13	(0.93)
Class R6
9/30/2020	$14.52	$0.62	$(0.54)	$0.08	$(0.71)
9/30/2019	14.89	0.56	(0.11)	0.45	(0.82)
9/30/2018	15.14	0.64	(0.16)	0.48	(0.73)
2/1/2017* - 9/30/2017	15.18	0.42	0.03	0.45	(0.49)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

174	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$13.99	0.37%	$136,690	0.86%	0.87%	4.13%	81%
14.62	2.85	136,086	0.88	0.88	3.52	47
14.93	2.95	150,899	0.89	0.89	3.92	60
15.18	4.27	218,312	0.89	0.89	3.94	88
15.29	7.65	226,149	0.85	0.85	4.85	63

$13.98	0.12%	$90,863	1.12%	1.13%	3.86%	81%
14.61	2.58	117,058	1.14	1.14	3.25	47
14.90	2.74	135,483	1.11	1.11	3.70	60
15.15	4.00	148,587	1.12	1.12	3.70	88
15.27	7.42	132,649	1.13	1.13	4.58	63

$13.90	0.69%	$264,908	0.63%	0.67%	4.16%	81%
14.51	3.05	501,138	0.65	0.65	3.70	47
14.88	3.21	411,367	0.65	0.65	4.14	60
15.13	4.56	700,376	0.63	0.63	4.19	88
15.24	7.84	554,281	0.66	0.66	4.97	63

$13.89	0.63%	$285,572	0.61%	0.64%	4.35%	81%
14.52	3.06	388,672	0.63	0.63	3.74	47
14.89	3.26	388,443	0.60	0.60	4.20	60
15.14	4.61	539,078	0.59	0.59	4.22	88
15.25	7.90	420,440	0.58	0.58	5.10	63

$13.89	0.70%	$33,741	0.55%	0.56%	4.49%	81%
14.52	3.20	39,234	0.57	0.57	3.89	47
14.89	3.29	52,922	0.55	0.55	4.27	60
15.14	3.04	70,595	0.56 (c)	0.56 (c)	4.25 (c)	88

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	175

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Term Bond:
Class A
9/30/2020	$15.28	$0.56	$0.58	$1.14	$(0.62)	$(0.03)
9/30/2019	15.02	0.45	0.37	0.82	(0.56)	—
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	—
Class P
9/30/2020	$15.29	$0.55	$0.61	$1.16	$(0.59)	$(0.03)
9/30/2019	15.02	0.47	0.38	0.85	(0.58)	—
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	—
Institutional Class
9/30/2020	$15.29	$0.57	$0.61	$1.18	$(0.63)	$(0.03)
9/30/2019	15.02	0.48	0.38	0.86	(0.59)	—
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

176	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.65)	$15.77	7.61%	$5,632	0.64%		1.47%		3.64%		133%
(0.56)	15.28	5.58	770	0.64		4.48		3.00		46
—	15.02	0.13	10	0.64	(c)(d)	10.85	(c)(d)	2.41	(c)(d)	—

$(0.62)	$15.83	7.79%	$11	0.49%		1.36%		3.53%		133%
(0.58)	15.29	5.78	11	0.49		23.90		3.12		46
—	15.02	0.13	10	0.49	(c)(d)	10.60	(c)(d)	2.56	(c)(d)	—

$(0.66)	$15.81	7.92%	$10,880	0.39%		1.30%		3.70%		133%
(0.59)	15.29	5.88	12,709	0.39		4.13		3.23		46
—	15.02	0.13	5,164	0.39	(c)(d)	10.62	(c)(d)	2.68	(c)(d)	—

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	177

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
9/30/2020	$16.20	$0.07	$(5.18)	$(5.11)	$(0.14)	$(0.44)
9/30/2019	16.16	0.15	0.24	0.39	—	(0.35)
9/30/2018	16.26	0.10	0.41	0.51	(0.10)	(0.51)
9/30/2017	15.85	0.09	0.74	0.83	(0.06)	(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
Class C
9/30/2020	$15.50	$(0.05)	$(4.91)	$(4.96)	$(0.13)	$(0.44)
9/30/2019	15.58	0.05	0.22	0.27	—	(0.35)
9/30/2018	15.73	(0.03)	0.39	0.36	—	(0.51)
9/30/2017	15.39	(0.04)	0.74	0.70	—	(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
Class P
9/30/2020	$16.17	$0.11	$(5.13)	$(5.02)	$(0.32)	$(0.44)
9/30/2019	16.14	0.22	0.21	0.43	(0.05)	(0.35)
9/30/2018	16.26	0.13	0.41	0.54	(0.15)	(0.51)
9/30/2017	15.87	0.18	0.69	0.87	(0.12)	(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
Institutional Class
9/30/2020	$16.29	$0.14	$(5.18)	$(5.04)	$(0.32)	$(0.44)
9/30/2019	16.32	0.22	0.21	0.43	(0.11)	(0.35)
9/30/2018	16.42	0.16	0.40	0.56	(0.15)	(0.51)
9/30/2017	15.96	0.14	0.74	0.88	(0.06)	(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
Class R6
9/30/2020	$16.23	$0.08	$(5.11)	$(5.03)	$(0.35)	$(0.44)
9/30/2019	16.24	0.23	0.22	0.45	(0.11)	(0.35)
9/30/2018	16.32	0.15	0.40	0.55	(0.12)	(0.51)
12/5/2016* - 9/30/2017	16.13	0.15	0.58	0.73	(0.18)	(0.36)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.

178	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Portfolio Turnover Rate

$(0.58)	$10.51		(32.77)%		$3,675	1.02%	1.12%	0.45%	16%
(0.35)	16.20		2.55		38,397	0.99	1.06	0.97	96
(0.61)	16.16		3.23		110,429	0.98	1.04	0.61	586
(0.42)	16.26	(d)	5.35	(d)	136,344	1.02	1.15	0.57	680
(0.28)	15.85		4.32		96,870	1.15	1.17	0.95	500

$(0.57)	$9.97		(33.29)%		$2,831	1.78%	1.97%	(0.41)%	16%
(0.35)	15.50		1.84		12,179	1.76	1.84	0.31	96
(0.51)	15.58		2.34		16,862	1.78	1.78	(0.18)	586
(0.36)	15.73	(d)	4.61	(d)	16,535	1.80	1.87	(0.24)	680
(0.26)	15.39		3.52		12,605	1.90	1.97	0.10	500

$(0.76)	$10.39		(32.66)%		$9,453	0.80%	0.87%	0.75%	16%
(0.40)	16.17		2.83		153,249	0.79	0.84	1.37	96
(0.66)	16.14		3.40		150,441	0.77	0.77	0.85	586
(0.48)	16.26	(d)	5.59	(d)	136,127	0.79	0.83	1.12	680
(0.36)	15.87		4.55		20,664	0.96	0.96	1.11	500

$(0.76)	$10.49		(32.54)%		$9,651	0.74%	0.87%	0.94%	16%
(0.46)	16.29		2.85		385,323	0.71	0.78	1.41	96
(0.66)	16.32		3.52		345,453	0.69	0.77	1.01	586
(0.42)	16.42	(d)	5.62	(d)	205,068	0.74	0.87	0.86	680
(0.29)	15.96		4.60		146,194	0.90	0.90	1.21	500

$(0.79)	$10.41		(32.65)%		$5,848	0.71%	0.80%	0.55%	16%
(0.46)	16.23		2.93		57,091	0.69	0.71	1.46	96
(0.63)	16.24		3.47		50,899	0.67	0.71	0.97	586
(0.54)	16.32	(d)	4.64	(d)	34,047	0.68 (e)	0.76 (e)	1.17 (e)	680

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	179

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Water:
Class A
9/30/2020	$16.31	$0.06	$1.77	$1.83	$(0.11)	$(0.40)
9/30/2019	15.54	0.11	1.15	1.26	(0.13)	(0.36)
9/30/2018	15.49	0.13	0.34	0.47	(0.04)	(0.38)
9/30/2017	14.46	0.08	1.08	1.16	(0.05)	(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)
Class C
9/30/2020	$15.52	$(0.06)	$1.67	$1.61	$—	$(0.40)
9/30/2019	14.79	—	1.10	1.10	(0.01)	(0.36)
9/30/2018	14.82	0.01	0.34	0.35	—	(0.38)
9/30/2017	13.90	(0.01)	1.01	1.00	—	(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	—	(0.02)
Class P
9/30/2020	$16.33	$0.11	$1.77	$1.88	$(0.13)	$(0.40)
9/30/2019	15.59	0.15	1.14	1.29	(0.19)	(0.36)
9/30/2018	15.57	0.17	0.36	0.53	(0.13)	(0.38)
9/30/2017	14.54	0.15	1.04	1.19	(0.08)	(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)
Institutional Class
9/30/2020	$16.03	$0.11	$1.74	$1.85	$(0.15)	$(0.40)
9/30/2019	15.31	0.15	1.11	1.26	(0.18)	(0.36)
9/30/2018	15.32	0.17	0.34	0.51	(0.14)	(0.38)
9/30/2017	14.33	0.16	1.02	1.18	(0.11)	(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

180	Annual Report	| September 30, 2020 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.51)	$17.63	11.35%	$200,384	1.22%	1.40%	0.37%	28%
(0.49)	16.31	8.88	177,463	1.23	1.40	0.76	33
(0.42)	15.54	3.05	172,374	1.19	1.41	0.84	34
(0.13)	15.49	8.18	190,693	1.33	1.44	0.59	29
(0.05)	14.46	21.06	237,785	1.49	1.49	0.62	55

$(0.40)	$16.73	10.48%	$57,901	1.97%	2.16%	(0.38)%	28%
(0.37)	15.52	8.02	70,175	1.98	2.15	0.01	33
(0.38)	14.79	2.35	83,156	1.94	2.16	0.07	34
(0.08)	14.82	7.32	89,250	2.07	2.19	(0.07)	29
(0.02)	13.90	20.13	92,028	2.25	2.25	(0.18)	55

$(0.53)	$17.68	11.67%	$240,922	0.94%	1.16%	0.66%	28%
(0.55)	16.33	9.14	210,425	0.95	1.17	1.03	33
(0.51)	15.59	3.40	243,338	0.93	1.15	1.12	34
(0.16)	15.57	8.40	210,746	1.04	1.16	1.02	29
(0.07)	14.54	21.37	125,532	1.24	1.24	0.82	55

$(0.55)	$17.33	11.71%	$204,320	0.93%	1.13%	0.68%	28%
(0.54)	16.03	9.12	152,496	0.94	1.18	1.04	33
(0.52)	15.31	3.36	164,322	0.92	1.14	1.13	34
(0.19)	15.32	8.49	142,353	1.01	1.15	1.13	29
(0.09)	14.33	21.32	68,550	1.21	1.21	0.86	55

See accompanying Notes to Financial Statements	| September 30, 2020 |	Annual Report	181

Notes to Financial Statements

September 30, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of September 30, 2020, the Trust consisted of twenty separate investment series (each a “Fund” and collectively the “Funds”). Allianz

Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. AllianzGI U.S. is an indirect wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich-based Allianz Group. Currently, the Trust offers up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Such conversions are subject to certain limitations.

The investment objective of each Fund is disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Best Styles Global Equity	The Funds seek long-term capital appreciation.
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Emerging Markets Value
AllianzGI Global Dynamic Allocation
AllianzGI Global Sustainability
AllianzGI PerformanceFee Managed Futures Strategy
AllianzGI Structured Return
AllianzGI Water
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Core Plus Bond	The Fund seeks total return, consisting of current income and capital appreciation.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Green Bond	The Fund seeks to provide total return, through a combination of capital appreciation and current income by investing in Green Bonds.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Fund seeks maximum long-term capital appreciation.
AllianzGI Multi Asset Income	The Fund seeks current income, and secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.
AllianzGI PerformanceFee Structured US Equity	The Fund seeks to earn total return that exceeds the return of the S&P 500 Index.
AllianzGI Preferred Securities and Income	The Fund seeks total return consisting of high current income and capital appreciation.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI Short Term Bond	The Fund seeks capital preservation, followed by liquidity and positive total return.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and the Board of Trustees (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing

182	September 30, 2020 |	Annual Report

services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. Exchange-traded funds (“ETFs”) are valued at their current market trading price. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of a Fund’s shares may change on days when an investor is not able to purchase or redeem or exchange shares.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

Annual Report	| September 30, 2020	183

Notes to Financial Statements (cont’d)

September 30, 2020

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of

184	September 30, 2020 |	Annual Report

convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps—OTC centrally cleared and total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC centrally cleared and total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Annual Report	| September 30, 2020	185

Notes to Financial Statements (cont’d)

September 30, 2020

A summary of the inputs used at September 30, 2020 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 9/30/20
Common Stock:
Australia	$149,249	$772,198	—		$921,447
Austria	76,242	313,098	—		389,340
Belgium	—	309,342	—		309,342
Chile	—	51,330	—		51,330
China	1,317,697	2,571,210	—	†	3,888,907
Denmark	—	223,246	—		223,246
Finland	—	136,494	—		136,494
France	—	2,587,833	—		2,587,833
Germany	205,841	1,250,988	—		1,456,829
Greece	—	147,567	—		147,567
Hong Kong	—	491,314	—		491,314
Hungary	—	161,165	—		161,165
Indonesia	—	105,614	—		105,614
Israel	—	117,113	—		117,113
Italy	—	688,257	—		688,257
Japan	—	4,521,033	—		4,521,033
Korea (Republic of)	—	1,895,961	—		1,895,961
Malaysia	—	103,325	—		103,325
Netherlands	84,158	1,270,946	—		1,355,104
New Zealand	—	395,805	—		395,805
Norway	—	441,567	—		441,567
Poland	—	105,334	—		105,334
Portugal	—	90,532	—		90,532
Singapore	—	100,709	—		100,709
South Africa	—	660,261	—		660,261
Spain	—	760,969	—		760,969
Sweden	43,842	670,338	—		714,180
Switzerland	—	1,816,842	—		1,816,842
Taiwan	656,132	1,377,330	—		2,033,462
Thailand	—	—	$91,028		91,028
Turkey	—	218,837	—		218,837
United Arab Emirates	—	58,579	—		58,579
United Kingdom	196,437	1,890,658	—		2,087,095
All Other	41,553,048	—	—		41,553,048
Preferred Stock:
Germany	—	255,780	—		255,780
All Other	370,431	—	—		370,431
Repurchase Agreements	—	231,000	—		231,000
	44,653,077	26,792,575	91,028		71,536,680
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	—	—		—
Totals	$44,653,077	$26,792,575	$91,028		$71,536,680

186	September 30, 2020 |	Annual Report

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Convertible Bonds & Notes	—	$1,634,367,335	—	$1,634,367,335
Convertible Preferred Stock:
Diversified Financial Services	$13,677,560	13,812,050	—	27,489,610
Telecommunications	—	20,203,696	—	20,203,696
All Other	263,956,096	—	—	263,956,096
Repurchase Agreements	—	23,684,000	—	23,684,000
Totals	$277,633,656	$1,692,067,081	—	$1,969,700,737

AllianzGI Core Plus Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Corporate Bonds & Notes	—	$26,262,144	—	$26,262,144
Asset-Backed Securities	—	11,017,026	—	11,017,026
U.S. Government Agency Securities	—	8,261,889	—	8,261,889
U.S. Treasury Obligations	—	5,303,558	—	5,303,558
Preferred Stock	$895,430	—	—	895,430
Repurchase Agreements	—	257,000	—	257,000
	895,430	51,101,617	—	51,997,047
Other Financial Instruments* – Assets
Credit Contracts	—	10,655	—	10,655
Interest Rate Contracts	653	—	—	653
	653	10,655	—	11,308
Other Financial Instruments* – Liabilities
Credit Contracts	—	(342,133)	—	(342,133)
Interest Rate Contracts	(48,333)	—	—	(48,333)
	(48,333)	(342,133)	—	(390,466)
Totals	$847,750	$50,770,139	—	$51,617,889

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Common Stock:
Brazil	$198,992	—	—	$198,992
Canada	277,059	—	—	277,059
China	5,439,633	$12,221,610	—	17,661,243
India	679,456	1,015,932	—	1,695,388
Mexico	165,517	—	—	165,517
Russian Federation	512,756	—	—	512,756
Thailand	—	—	$562,910	562,910
United States	3,132,949	—	—	3,132,949
All Other	—	10,824,693	—	10,824,693
Repurchase Agreements	—	160,000	—	160,000
Totals	$10,406,362	$24,222,235	$562,910	$35,191,507

Annual Report	| September 30, 2020	187

Notes to Financial Statements (cont’d)

September 30, 2020

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Common Stock:
Brazil	$131,439	—	—	$131,439
Mexico	69,173	—	—	69,173
Poland	21,912	$76,481	—	98,393
Russian Federation	—	34,953	$95,862	130,815
South Africa	146,866	127,625	—	274,491
Thailand	—	—	97,282	97,282
Turkey	57,222	87,161	—	144,383
All Other	—	4,233,915	—	4,233,915
Preferred Stock	38,607	—	—	38,607
Totals	$465,219	$4,560,135	$193,144	$5,218,498

AllianzGI Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Common Stock:
Brazil	$4,535,925	—	—	$4,535,925
China	1,716,650	$55,054,204	—	56,770,854
Mexico	442,835	—	—	442,835
Russian Federation	511,718	1,572,740	—	2,084,458
South Africa	838,496	2,747,289	—	3,585,785
Thailand	939,147	1,572,970	—	2,512,117
United States	8,960,776	—	—	8,960,776
All Other	—	50,129,040	—	50,129,040
Preferred Stock	—	1,888,883	—	1,888,883
Repurchase Agreements	—	3,293,000	—	3,293,000
Totals	$17,945,547	$116,258,126	—	$134,203,673

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Mutual Funds	$180,081,598	—	—	$180,081,598
Corporate Bonds & Notes	—	$41,573,307	—	41,573,307
Exchange-Traded Funds	11,275,498	—	—	11,275,498
U.S. Treasury Obligations	—	683,831	—	683,831
Preferred Stock	287,285	—	—	287,285
Repurchase Agreements	—	8,300,000	—	8,300,000
	191,644,381	50,557,138	—	242,201,519
Other Financial Instruments* – Assets
Credit Contracts	—	2,392	—	2,392
Foreign Exchange Contracts	28,460	—	—	28,460
Interest Rate Contracts	93,517	—	—	93,517
Market Price	82,444	—	—	82,444
	204,421	2,392	—	206,813
Other Financial Instruments* – Liabilities
Credit Contracts	—	(841)	—	(841)
Interest Rate Contracts	(2,580)	—	—	(2,580)
Market Price	(294,775)	—	—	(294,775)
	(297,355)	(841)	—	(298,196)
Totals	$191,551,447	$50,558,689	—	$242,110,136

188	September 30, 2020 |	Annual Report

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 9/30/20
Common Stock:
Australia	$19,997	$160,971	—		$180,968
Austria	12,751	44,492	—		57,243
Belgium	—	58,530	—		58,530
Chile	—	4,699	—		4,699
China	203,239	428,288	—	†	631,527
Czech Republic	—	20,304	—		20,304
Denmark	1,940	48,209	—		50,149
Finland	1,551	38,854	—		40,405
France	1,485	415,619	—		417,104
Germany	28,856	243,420	—		272,276
Greece	—	15,080	—		15,080
Hong Kong	—	104,179	—		104,179
Hungary	—	29,317	—		29,317
Indonesia	—	14,186	—		14,186
Ireland	77,765	1,255	—		79,020
Israel	—	41,498	—		41,498
Italy	—	119,944	—		119,944
Japan	—	1,230,238	—		1,230,238
Korea (Republic of)	—	270,719	—		270,719
Malaysia	—	42,032	—		42,032
Morocco	780	2,810	—		3,590
Netherlands	13,918	200,953	—		214,871
New Zealand	—	71,758	—		71,758
Norway	—	58,580	—		58,580
Philippines	—	6,438	—		6,438
Poland	—	22,893	—		22,893
Portugal	—	13,916	—		13,916
Singapore	—	74,382	$2,447		76,829
South Africa	—	82,940	—		82,940
Spain	4,913	122,155	—		127,068
Sweden	5,777	96,781	—		102,558
Switzerland	3,793	506,485	—		510,278
Taiwan	91,084	565,665	—		656,749
Thailand	—	—	6,293		6,293
Turkey	—	30,560	—		30,560
United Kingdom	34,355	296,535	—		330,890
All Other	8,032,657	—	—		8,032,657
Corporate Bonds & Notes	—	13,319,753	—		13,319,753
Mutual Funds	4,190,727	—	—		4,190,727
Exchange-Traded Funds	3,329,392	—	—		3,329,392
U.S. Treasury Obligations	—	371,092	—		371,092
Preferred Stock:
Germany	—	32,244	—		32,244
Korea (Republic of)	—	25,523	—		25,523
All Other	136,070	—	—		136,070
Repurchase Agreements	—	6,306,000	—		6,306,000
	16,191,050	25,539,297	8,740		41,739,087

Annual Report	| September 30, 2020	189

Notes to Financial Statements (cont’d)

September 30, 2020

AllianzGI Global Dynamic Allocation (cont’d):
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Other Financial Instruments* – Assets
Credit Contracts	—	709	—	709
Foreign Exchange Contracts	7,673	—	—	7,673
Interest Rate Contracts	19,519	—	—	19,519
Market Price	47,880	15,694	—	63,574
	75,072	16,403	—	91,475
Other Financial Instruments* – Liabilities
Credit Contracts	—	(247)	—	(247)
Foreign Exchange Contracts	(8,196)	—	—	(8,196)
Interest Rate Contracts	(2,092)	—	—	(2,092)
Market Price	(189,370)	(5,943)	—	(195,313)
	(199,658)	(6,190)	—	(205,848)
Totals	$16,066,464	$25,549,510	$8,740	$41,624,714

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Common Stock:
Australia	—	$2,405,882	—	$2,405,882
Denmark	—	2,505,815	—	2,505,815
France	—	4,604,085	—	4,604,085
Germany	—	10,776,374	—	10,776,374
Hong Kong	—	1,884,642	—	1,884,642
Japan	—	8,860,481	—	8,860,481
Korea (Republic of)	—	2,434,413	—	2,434,413
Spain	—	1,790,799	—	1,790,799
Sweden	—	6,120,922	—	6,120,922
Switzerland	—	5,423,009	—	5,423,009
United Kingdom	—	13,604,608	—	13,604,608
All Other	$89,108,111	—	—	89,108,111
Repurchase Agreements	—	4,166,000	—	4,166,000
Totals	$89,108,111	$64,577,030	—	$153,685,141

AllianzGI Green Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Corporate Bonds & Notes	—	$23,939,545	—	$23,939,545
Sovereign Debt Obligations	—	3,100,760	—	3,100,760
	—	27,040,305	—	27,040,305
Other Financial Instruments* – Assets
Interest Rate Contracts	29,132	—	—	29,132
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(64,299)	—	(64,299)
Interest Rate Contracts	(4,250)	—	—	(4,250)
	(4,250)	(64,299)	—	(68,549)
Totals	$24,882	$26,976,006	—	$27,000,888

190	September 30, 2020 |	Annual Report

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Corporate Bonds & Notes:
Commercial Services	—	$2,983,989	$42,141	$3,026,130
Diversified Financial Services	—	2,269,712	2,723,555	4,993,267
Media	—	6,601,789	3	6,601,792
All Other	—	64,472,836	—	64,472,836
Preferred Stock	—	—	4,799,228	4,799,228
Common Stock	—	—	34,810	34,810
Warrants	—	—	16,255	16,255
Repurchase Agreements	—	1,738,000	—	1,738,000
Totals	—	$78,066,326	$7,615,992	$85,682,318

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Common Stock:
Austria	$1,250,632	—	—	$1,250,632
Germany	1,915,958	$6,684,050	—	8,600,008
Hong Kong	571,710	1,354,960	—	1,926,670
New Zealand	110,176	—	—	110,176
Thailand	—	—	$531,891	531,891
All Other	—	63,011,570	—	63,011,570
Preferred Stock	—	1,222,078	—	1,222,078
	3,848,476	72,272,658	531,891	76,653,025
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	284	—	284
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1)	—	(1)
Totals	$3,848,476	$72,272,941	$531,891	$76,653,308

AllianzGI Multi Asset Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Mutual Funds	$18,896,914	—	—	$18,896,914
Exchange-Traded Funds	12,859,614	—	—	12,859,614
Common Stock	6,558,070	—	—	6,558,070
Repurchase Agreements	—	$5,332,000	—	5,332,000
	38,314,598	5,332,000	—	43,646,598
Other Financial Instruments* – Assets
Foreign Exchange Contracts	12,225	—	—	12,225
Interest Rate Contracts	62,735	—	—	62,735
Market Price	131,071	—	—	131,071
	206,031	—	—	206,031
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(11,985)	—	—	(11,985)
Interest Rate Contracts	(2,069)	—	—	(2,069)
Market Price	(151,575)	—	—	(151,575)
	(165,629)	—	—	(165,629)
Totals	$38,355,000	$5,332,000	—	$43,687,000

Annual Report	| September 30, 2020	191

Notes to Financial Statements (cont’d)

September 30, 2020

AllianzGI PerformanceFee Managed Futures Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
U.S. Treasury Obligations	—	$16,858,281	—	$16,858,281
Mutual Funds	$1,211,276	—	—	1,211,276
Repurchase Agreements	—	618,000	—	618,000
	1,211,276	17,476,281	—	18,687,557
Other Financial Instruments* – Assets
Commodity Contracts	138,711	—	—	138,711
Credit Contracts	—	20,621	—	20,621
Foreign Exchange Contracts	3,580	—	—	3,580
Interest Rate Contracts	176,966	—	—	176,966
Market Price	61,053	—	—	61,053
	380,310	20,621	—	400,931
Other Financial Instruments* – Liabilities
Commodity Contracts	(234,648)	—	—	(234,648)
Credit Contracts	—	(3,580)	—	(3,580)
Foreign Exchange Contracts	(64,520)	—	—	(64,520)
Market Price	(53,673)	—	—	(53,673)
	(352,841)	(3,580)	—	(356,421)
Totals	$1,238,745	$17,493,322	—	$18,732,067

AllianzGI PerformanceFee Structured US Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Exchange-Traded Funds	$50,027,908	—	—	$50,027,908
Repurchase Agreements	—	$347,000	—	347,000
Options Purchased:
Market Price	202,097	—	—	202,097
	50,230,005	347,000	—	50,577,005
Investments in Securities – Liabilities
Options Written:
Market Price	(260,017)	(3,543)	—	(263,560)
Totals	$49,969,988	$343,457	—	$50,313,445

AllianzGI Preferred Securities and Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Corporate Bonds & Notes	—	$18,233,743	—	$18,233,743
Preferred Stock	$5,464,358	—	—	5,464,358
Common Stock	1,233,600	—	—	1,233,600
Repurchase Agreements	—	826,000	—	826,000
	6,697,958	19,059,743	—	25,757,701
Other Financial Instruments* – Assets
Interest Rate Contracts	137	—	—	137
Other Financial Instruments* – Liabilities
Credit Contracts	—	(125,113)	—	(125,113)
Totals	$6,698,095	$18,934,630	—	$25,632,725

192	September 30, 2020 |	Annual Report

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Corporate Bonds & Notes	—	$663,456,163	—	$663,456,163
Senior Loans	—	109,766,845	—	109,766,845
Asset-Backed Securities	—	1,537,377	—	1,537,377
Common Stock	—	—	$1	1
Repurchase Agreements	—	23,764,000	—	23,764,000
Totals	—	$798,524,385	$1	$798,524,386

AllianzGI Short Term Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Corporate Bonds & Notes	—	$15,155,150	—	$15,155,150
U.S. Government Agency Securities	—	472,923	—	472,923
U.S. Treasury Obligations	—	204,321	—	204,321
Repurchase Agreements	—	496,000	—	496,000
Totals	—	$16,328,394	—	$16,328,394

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
U.S. Treasury Obligations	—	$30,999,423	—	$30,999,423
Repurchase Agreements	—	946,000	—	946,000
Options Purchased:
Market Price	$300,932	—	—	300,932
	300,932	31,945,423	—	32,246,355
Investments in Securities – Liabilities
Options Written:
Market Price	(393,999)	(5,315)	—	(399,314)
Totals	$(93,067)	$31,940,108	—	$31,847,041

AllianzGI Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/20
Common Stock:
China	—	$13,073,584	—	$13,073,584
France	—	46,669,441	—	46,669,441
Italy	—	8,431,063	—	8,431,063
Netherlands	—	24,496,316	—	24,496,316
Sweden	—	16,693,484	—	16,693,484
Switzerland	—	52,700,987	—	52,700,987
United Kingdom	—	88,444,437	—	88,444,437
All Other	$417,772,173	—	—	417,772,173
Repurchase Agreements	—	22,555,000	—	22,555,000
Totals	$417,772,173	$273,064,312	—	$690,836,485

Annual Report	| September 30, 2020	193

Notes to Financial Statements (cont’d)

September 30, 2020

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2020, was as follows:

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/20
Common Stock:
China	$1,153		—		— †,@	—	$(6)	$(1,147)	—	—	—	†
Greece	—	†	—		$(1,069)	—	(386,601)	387,670	—	—	—
Thailand	1,829,586		$188,630		(1,859,118)	—	(82,597)	14,527	—	—	$91,028
Totals	$1,830,739		$188,630		$(1,860,187)	—	$(469,204)	$401,050	—	—	$91,028

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/20
Common Stock:
Philippines	$575		—		$(1,058)	—	$547	$(64)	—	—	—
Thailand	2,327,954		$370,357		(1,710,039)	—	(78,503)	(346,859)	—	—	$562,910
Totals	$2,328,529		$370,357		$(1,711,097)	—	$(77,956)	$(346,923)	—	—	$562,910

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/20
Common Stock:
Russian Federation	$36,894		$151,369		$(49,830)	—	$(13,244)	$(29,327)	—	—	$95,862
Thailand	496,692		—		(364,544)	—	(4,998)	(29,868)	—	—	97,282
Preferred Stock:
Russian Federation	221,365		—		(209,127)	—	9,515	(21,753)	—	—	—
Totals	$754,951		$151,369		$(623,501)	—	$(8,727)	$(80,948)	—	—	$193,144

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/19		Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 9/30/20
Corporate Bonds & Notes:
Commercial Services	$126,445		—		$(27,988)@	—	—	$(56,316)	—	—	$42,141
Diversified Financial Services	1,447,756		$324,896	††	—	$27,053	—	(1,076,150)	$2,000,000	—	2,723,555
Media	3		—		—	—	—	—	—	—	3
Preferred Stock	6,148,346		—		—	—	—	(1,349,118)	—	—	4,799,228
Common Stock:
Aerospace & Defense	68,454		—		—	—	—	(33,652)	—	—	34,802
Banks	1		—		—	—	—	—	—	—	1
Media	7		—		—	—	—	—	—	—	7
Warrants:
Advertising	38,238		—		—	—	—	(21,984)	—	—	16,254
Media	1		—		—	—	—	—	—	—	1
Totals	$7,829,251		$324,896		$(27,988)	$27,053	—	$(2,537,220)	$2,000,000	—	$7,615,992

194	September 30, 2020 |	Annual Report

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/20
Common Stock:
Thailand	$494,789	$540,832	$(279,088)	—	$(159,143)	$(65,499)	—	—	$531,891

The tables above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2020:

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 9/30/20	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Corporate Bonds & Notes:
Diversified Financial Services	$723,555	Market and Company Comparables	EV Multiples	0.93x (0.55x – 1.54x)
				2.96x (0.82x – 4.67x)
				0.58x (0.38x – 0.66x)
			Illiquidity Discount	20%
Preferred Stock:
Media	$399,464	Market and Company Comparables	EV Multiples	0.85x (0.43x – 1.88x)
			Illiquidity Discount	(1% – 25%)
	$4,399,764	Market and Company Comparables	EV Multiples	0.85x (0.43x – 1.88x)
			Illiquidity Discount	25%
Common Stock:
Aerospace & Defense	$34,802	Market and Company Comparables	EV Multiples	0.69x (0.43x – 1.96x)
				7.08x (3.06x – 14.03x)
				0.51x (0.37x – 0.74x)
			M&A Transaction Multiples	0.92x (0.43x – 1.96x)
			Illiquidity Discount	40%
Warrants:
Advertising	$16,254	Market and Company Comparables	EV Multiples	1.75x (0.99x – 7.35x)
				10.34x (4.93x – 34.0x)
		Black-Scholes Model	Volatility	34.53%
			Implied Price	$ 40.62

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

*

Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 and into Level 3 due to a third-party independent pricing vendor price being unavailable or unreliable at September 30, 2020.
†	Actual amount rounds to less than $1.
††	Payment-in-Kind
@	Issued or removed via corporate action.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at September 30, 2020 was:

AllianzGI Best Styles Global Equity	$(36,149)
AllianzGI Emerging Markets Consumer	(149,604)
AllianzGI Emerging Markets Small-Cap	79
AllianzGI High Yield Bond	(2,567,707)
AllianzGI International Small-Cap	69,949

The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a

Annual Report	| September 30, 2020	195

Notes to Financial Statements (cont’d)

September 30, 2020

component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the NAV of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  AllianzGI Best Styles Global Equity, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Small-Cap, AllianzGI Global Dynamic Allocation, AllianzGI Global Sustainability, AllianzGI International Small-Cap, AllianzGI PerformanceFee Managed Futures Strategy, AllianzGI PerformanceFee Structured US Equity, AllianzGI Structured Return and AllianzGI Water declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Convertible, AllianzGI Emerging Markets Value and AllianzGI Global Allocation declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI Core Plus Bond, AllianzGI Green Bond, AllianzGI High Yield Bond, AllianzGI Preferred Securities and Income, AllianzGI Short Duration High Income and AllianzGI Short Term Bond declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. AllianzGI Multi Asset Income declares dividends from net investment income and/or distributions from short-term capital gains monthly. Net realized capital gains, if any, will continue to be distributed annually by each Fund. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

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The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of September 30, 2020, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(i) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(k) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies

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engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(l) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Exchange-Traded Funds.  Certain Funds may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(o) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation.

The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(p) Convertible Securities.  Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(q) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. Upon entering into these when-issued or delayed-delivery transactions, the Funds and the counterparties are required to pledge to the other party an amount of cash or securities collateral when either party has a net exposure that exceeds the minimum transfer amount of the other party. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(r) Securities Traded on To-Be-Announced Basis.  The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

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(s) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(t) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(u) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(v) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

(w) New Accounting Pronouncements.  In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration and/or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or

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abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

Funds may be subject to increased risk to the extent they allocate assets among investment styles and certain styles under-perform relative to other investment styles.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery;

public gathering limitations and prolonged quarantines; and general concern and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the COVID-19 pandemic has already meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and increased illiquidity for trading. Although the long-term economic fallout of COVID-19 is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Manager or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out each Fund’s investment strategies and objectives, may be materially impaired. All of the foregoing could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in the respective Fund.

Certain of the Funds invest in ETFs. Shareholders will indirectly bear fees and expenses associated with the ETFs in which a Fund invests, in addition to a Fund’s direct fees and expenses. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Fund’s NAV will be subject to fluctuations in the market values of the ETFs in which it invests. A Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of a Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index based ETF’s performance may not match that of the index it seeks to track.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only

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made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Short sales may be used by certain Funds. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

AllianzGI PerformanceFee Managed Futures Strategy may gain exposure to commodity markets by investing in a subsidiary of the Trust, the AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd. (the “Cayman Subsidiary”). By investing in the

Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. AllianzGI PerformanceFee Managed Futures Strategy may invest no more than 25% of its assets in the Cayman Subsidiary.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS

AllianzGI Global Allocation and AllianzGI Multi Asset Income intend to invest their assets significantly or primarily in series of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds and PIMCO ETF Trust (together, “Affiliated Underlying Funds”). AllianzGI Global Allocation and AllianzGI Multi Asset Income may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, the “Underlying Funds”) and may invest directly in securities and other instruments. PerformanceFee Structured US Equity and Structured Return may have substantial exposure to Underlying Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

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Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in the securities and other investments held by the Underlying Funds. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investments in the Underlying Fund, which will vary. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

The U.S. Commodity Futures Trading Commission (the “CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act, or if the fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered as a commodity pool operator with respect to AllianzGI PerformanceFee Managed Futures Strategy and the Cayman Subsidiary.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or

202	September 30, 2020 |	Annual Report

event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Annual Report	| September 30, 2020	203

Notes to Financial Statements (cont’d)

September 30, 2020

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Total Return Swap Agreements.  Total return swap agreements are entered into gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. One counterparty pays out the total return of a specific underlying reference asset, and in return receives a fixed or variable rate. At maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As a payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative return.

Volatility Swap Agreements.  Volatility swap agreements are agreements in which the counterparties agree to make payments in connection with changes in the volatility of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swap agreements permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2020:

AllianzGI Best Styles Global Equity:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	—

204	September 30, 2020 |	Annual Report

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	$10,655	$10,655
Unrealized appreciation on futures contracts*	$653	—	653
Total asset derivatives	$653	$10,655	$11,308
Liability derivatives:
Unrealized depreciation of swaps**	—	$(342,133)	$(342,133)
Unrealized depreciation on futures contracts*	$(48,333)	—	(48,333)
Total liability derivatives	$(48,333)	$(342,133)	$(390,466)

*

Included in net unrealized depreciation of $47,680 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $331,478 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	—	$2,392	—	$2,392
Unrealized appreciation on futures contracts*	$82,444	$93,517	—	$28,460	204,421
Total asset derivatives	$82,444	$93,517	$2,392	$28,460	$206,813
Liability derivatives:
Unrealized depreciation of swaps**	—	—	$(841)	—	$(841)
Unrealized depreciation on futures contracts*	$(294,775)	$(2,580)	—	—	(297,355)
Total liability derivatives	$(294,775)	$(2,580)	$(841)	—	$(298,196)

*

Included in net unrealized depreciation of $92,934 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized appreciation of $1,551 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	$15,694	—	$709	—	$16,403
Unrealized appreciation on futures contracts*	47,880	$19,519	—	$7,673	75,072
Total asset derivatives	$63,574	$19,519	$709	$7,673	$91,475
Liability derivatives:
Unrealized depreciation of swaps**	$(5,943)	—	$(247)	—	$(6,190)
Unrealized depreciation on futures contracts*	(189,370)	$(2,092)	—	$(8,196)	(199,658)
Total liability derivatives	$(195,313)	$(2,092)	$(247)	$(8,196)	$(205,848)

*

Included in net unrealized depreciation of $124,586 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized appreciation of $10,213 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

Annual Report	| September 30, 2020	205

Notes to Financial Statements (cont’d)

September 30, 2020

AllianzGI Green Bond:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$29,132	—	$29,132
Liability derivatives:
Unrealized depreciation on futures contracts*	$(4,250)	—	$(4,250)
Unrealized depreciation of forward foreign currency contracts	—	$(64,299)	(64,299)
Total liability derivatives	$(4,250)	$(64,299)	$(68,549)

*

Included in net unrealized appreciation of $24,882 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$284
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(1)

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$131,071	$62,735	$12,225	$206,031
Liability derivatives:
Unrealized depreciation on futures contracts*	$(151,575)	$(2,069)	$(11,985)	$(165,629)

*

Included in net unrealized appreciation of $40,402 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	—	$20,621	—	—	$20,621
Unrealized appreciation on futures contracts*	$61,053	$176,966	—	$138,711	$3,580	380,310
Total asset derivatives	$61,053	$176,966	$20,621	$138,711	$3,580	$400,931
Liability derivatives:
Unrealized depreciation of swaps**	—	—	$(3,580)	—	—	$(3,580)
Unrealized depreciation on futures contracts*	$(53,673)	—	—	$(234,648)	$(64,520)	(352,841)
Total liability derivatives	$(53,673)	—	$(3,580)	$(234,648)	$(64,520)	$(356,421)

*

Included in net unrealized appreciation of $27,469 on futures contracts as reported in the Fund’s Notes to Consolidated Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized appreciation of $17,041 on swaps as reported in the Fund’s Notes to Consolidated Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$202,097
Liability derivatives:
Options written, at value	$(263,560)

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AllianzGI Preferred Securities and Income:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$137	—	$137
Liability derivatives:
Unrealized depreciation of swaps**	—	$(125,113)	$(125,113)

*

Included in net unrealized appreciation of $137 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $125,113 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$300,932
Liability derivatives:
Options written, at value	$(399,314)

The effect of derivatives on the Statements of Operations for the year ended September 30, 2020:

AllianzGI Best Styles Global Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(9,099)

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain (loss) on:
Futures contracts	$393,363	—	$393,363
Swaps	—	$458,519	458,519
Total net realized gain (loss)	$393,363	$458,519	$851,882
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(15,260)	—	$(15,260)
Swaps	—	$(329,279)	(329,279)
Total net change in unrealized appreciation/depreciation	$(15,260)	$(329,279)	$(344,539)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$3,137,064	$2,476,327	—	$(102,461)	$5,510,930
Swaps	—	—	$21	—	21
Total net realized gain (loss)	$3,137,064	$2,476,327	$21	$(102,461)	$5,510,951
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(137,536)	$461,322	—	$58,414	$382,200
Swaps	—	—	$1,551	—	1,551
Total net change in unrealized appreciation/depreciation	$(137,536)	$461,322	$1,551	$58,414	$383,751

Annual Report	| September 30, 2020	207

Notes to Financial Statements (cont’d)

September 30, 2020

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(4,717,241)	$1,070,493	—	$(457,269)	$(4,104,017)
Swaps	—	509,157	$902,741	—	1,411,898
Forward foreign currency contracts	—	—	—	(1)	(1)
Total net realized gain (loss)	$(4,717,241)	$1,579,650	$902,741	$(457,270)	$(2,692,120)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(13,949)	$(4,908)	—	$34,518	$15,661
Swaps	9,751	—	$462	—	10,213
Total net change in unrealized appreciation/depreciation	$(4,198)	$(4,908)	$462	$34,518	$25,874

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(369)

AllianzGI Green Bond:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(286,395)	—	$(286,395)
Forward foreign currency contracts	—	$(706,338)	(706,338)
Total net realized loss	$(286,395)	$(706,338)	$(992,733)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$24,882	—	$24,882
Forward foreign currency contracts	—	$(71,362)	(71,362)
Total net change in unrealized appreciation/depreciation	$24,882	$(71,362)	$(46,480)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$20,072
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$283

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$1,361,664	$751,457	$(77,127)	$2,035,994
Net change in unrealized appreciation/depreciation of:
Futures contracts	$75,411	$152,520	$12,109	$240,040

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AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(3,067,142)	$402,945	—	$(161,098)	$(526,011)	$(3,351,306)
Swaps	—	—	$(842,863)	—	—	(842,863)
Total net realized gain (loss)	$(3,067,142)	$402,945	$(842,863)	$(161,098)	$(526,011)	$(4,194,169)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$52,014	$246,148	—	$(71,319)	$(315,411)	$(88,568)
Swaps	—	—	$61,860	—	—	61,860
Total net change in unrealized appreciation/depreciation	$52,014	$246,148	$61,860	$(71,319)	$(315,411)	$(26,708)

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$2,226,196
Options written	(25,885,941)
Total net realized loss	$(23,659,745)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$38,080
Options written	(455,740)
Total net change in unrealized appreciation/depreciation	$(417,660)

AllianzGI Preferred Securities and Income:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain (loss) on:
Futures contracts	$17,871	—	$17,871
Swaps	—	$(195,057)	(195,057)
Total net realized gain (loss)	$17,871	$(195,057)	$(177,186)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$509	—	$509
Swaps	—	$(125,113)	(125,113)
Total net change in unrealized appreciation/depreciation	$509	$(125,113)	$(124,604)

AllianzGI Structured Return:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$67,998,340
Options written	(241,143,473)
Total net realized loss	$(173,145,133)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$2,352,559
Options written	931,091
Total net change in unrealized appreciation/depreciation	$3,283,650

AllianzGI Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(6,885)

Annual Report	| September 30, 2020	209

Notes to Financial Statements (cont’d)

September 30, 2020

The average volume (based on the open positions at each month-end) of derivative activity for the year ended September 30, 2020:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)			Futures Contracts(1)		Credit Default Swap Agreements(3)		Total Return Swap Agreements(3)
			Purchased	Sold		Long	Short	Buy	Sell
AllianzGI Best Styles Global Equity	—	—	—	$18		—	—	—	—	—
AllianzGI Core Plus Bond	—	—	—	—		60	25	$18,827	$18,865	—
AllianzGI Global Allocation	—	—	—	—		633	47	51	50	—
AllianzGI Global Dynamic Allocation	—	—	—	20		530	61	12,765	13,165	$5
AllianzGI Global Sustainability	—	—	—	—	†	—	—	—	—	—
AllianzGI Green Bond	—	—	$705,332	15,242,942		40	24	—	—	—
AllianzGI International Small-Cap	—	—	68,484	76,932		—	—	—	—	—
AllianzGI Multi Asset Income	—	—	—	—		185	50	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	—	—		738	536	6,135	6,021	—
AllianzGI PerformanceFee Structured US Equity	4,487	(5,498)	—	—		—	—	—	—	—
AllianzGI Preferred Securities and Income	—	—	—	—		3	—	1,567	1,463	—
AllianzGI Structured Return	41,594	(46,164)	—	—		—	—	—	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts.
(2)	U.S. $ value on origination date.
(3)	Notional amount (in thousands).

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at September 30, 2020 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received (Pledged) at September 30, 2020:

AllianzGI Global Dynamic Allocation:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in Statements of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Volatility swaps
UBS AG	$15,694	—	—	$15,694

AllianzGI International Small-Cap:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in Statements of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank London	$284	$(1)	—	$283

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at September 30, 2020:

AllianzGI Global Dynamic Allocation:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statements of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Volatility swaps
JP Morgan N.A.	$5,943	—	—	$5,943

210	September 30, 2020 |	Annual Report

AllianzGI Green Bond:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statements of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank London	$64,299	—	—	$64,299

AllianzGI International Small-Cap:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statements of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank London	$1	$(1)	—	—

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee and Performance Fee.  Each Fund has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).With respect to AllianzGI PerformanceFee Managed Futures Strategy, the Investment Manager also serves as investment manager to the Cayman Subsidiary pursuant to an investment management agreement. The Investment Manager does not receive a fee for its services to the Cayman Subsidiary.

Each of AllianzGI PerformanceFee Structured US Equity Fund and AllianzGI PerformanceFee Managed Futures Strategy Fund, (together the “AllianzGI PerformanceFee Funds”) pays a monthly management fee (a “Management Fee”) to the Investment Manager in return for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. For each AllianzGI PerformanceFee Fund, the Management Fee consists of two components: (i) a base fee (the “Base Fee”) calculated by applying a fixed advisory fee rate to the Fund’s average daily net assets during the previous month, and (ii) a positive or negative performance adjustment (the “Performance Adjustment”) calculated by applying a variable rate to the Fund’s average daily net assets during the applicable performance measurement period (the “Performance Period”). The Performance Period generally consists of the trailing twelve months. The Performance Adjustment is calculated monthly in arrears and is added to or subtracted from the Base Fee to determine the Management Fee. Because the Base Fee and Performance Adjustment are calculated with respect to the Fund’s average daily net assets over two different time periods (the previous month for the Base Fee and the Performance Period for the Performance Adjustment), the effective Management Fee may be less than 0.0% or greater than the Base Fee plus the Maximum Performance Adjustment described below for certain periods (subject to any fee limitations and waivers described below).

With respect to AllianzGI PerformanceFee Managed Futures Strategy Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.75% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the ICE BofA 3-Month US T-Bill Index (the “Index “) plus 5.00% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0015% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle for the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.75% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 5.00% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Equity Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.60% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the S&P 500 Index (the “Index”) plus 1.25% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative)

Annual Report	| September 30, 2020	211

Notes to Financial Statements (cont’d)

September 30, 2020

will not exceed an annualized rate of +/- 0.60% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 1.25% for the Performance Period.

Administration Fee.  The Investment Manager provides administrative services to AllianzGI Multi Asset Income and also bears the cost of most third-party administrative services required by AllianzGI Multi Asset Income, and in return it receives from each share class of AllianzGI Multi Asset Income a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all outstanding share classes are charged at an annual rate as indicated in the following table:

				Class A, C and R	Class P and Administrative	Class R6	Institutional Class

	Management Fee		Effective Management Fee	Administration Fee
AllianzGI Best Styles Global Equity	0.30%		0.30%	N/A	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A	N/A
AllianzGI Core Plus Bond	0.30		0.30	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.85		0.85	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Value	0.85		0.85	N/A	N/A	N/A	N/A
AllianzGI Global Allocation	0.70	*	0.27	N/A	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.53	N/A	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80		0.80	N/A	N/A	N/A	N/A
AllianzGI Green Bond	0.40		0.40	N/A	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00		1.00	N/A	N/A	N/A	N/A
AllianzGI Multi Asset Income	0.05		0.05	0.30%	0.15%	0.05%	0.10%
AllianzGI PerformanceFee Managed Futures Strategy	0.75	*#	0.04	N/A	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Equity	0.60	*@	0.37	N/A	N/A	N/A	N/A
AllianzGI Preferred Securities and Income	0.45		0.45	N/A	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A	N/A
AllianzGI Short Term Bond	0.30		0.30	N/A	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A	N/A
AllianzGI Water	0.95		0.95	N/A	N/A	N/A	N/A

*	See Note 6 for management fee waivers.
#

The management fee consists of a base fee at an annualized rate of 0.75% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.75% of the Fund’s average daily net assets over the Performance Period based on the Fund’s performance relative to the ICE BofA 3-Month US T-Bill Index plus 5.00% (annualized).

@

The management fee consists of a base fee at an annualized rate of 0.60% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.60% of the Fund’s average daily net assets over the Performance Period based on the Fund’s performance relative to the S&P 500 Index plus 1.25% (annualized).

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the of the Investment Manager serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, C and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of Class C (with the exception for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use

212	September 30, 2020 |	Annual Report

fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the year ended September 30, 2020, the Distributor received $300,403, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or the Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. The Trust still has obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

6.	EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

			Expense Limitation

	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Best Styles Global Equity(3)	N/A		0.70%	1.40%	N/A	0.50%	0.40%	0.40%	N/A
AllianzGI Convertible(3)	N/A		0.96	1.73	1.17%	0.74	0.71	N/A	0.93%
AllianzGI Core Plus Bond(4)	N/A		N/A	N/A	N/A	0.35	0.30	0.25	N/A
AllianzGI Emerging Markets Consumer(3)	N/A		1.39	N/A	N/A	N/A	1.05	N/A	N/A
AllianzGI Emerging Markets Small-Cap(3)	N/A		1.80	N/A	N/A	N/A	1.50	N/A	N/A
AllianzGI Emerging Markets Value(3)	N/A		1.14	1.89	N/A	0.98	0.89	N/A	N/A
AllianzGI Global Allocation(5)	0.55	%(1)	1.01	1.76	1.21	0.81	0.74	0.71	0.96
AllianzGI Global Dynamic Allocation(5)	0.55	(1)	1.01	1.78	1.38	0.84	0.74	0.74	0.99
AllianzGI Global Sustainability(3)	N/A		0.94	N/A	N/A	0.79	0.69	N/A	N/A
AllianzGI Green Bond(4)	N/A		0.75	N/A	N/A	0.55	0.50	N/A	N/A
AllianzGI High Yield Bond	N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI International Small-Cap(3)	N/A		1.25	2.00	1.59	1.10	1.04	1.00	N/A
AllianzGI Multi Asset Income(6)	N/A		0.95	1.70	1.30	0.65	0.60	0.55	0.90
AllianzGI PerformanceFee Managed Futures Strategy(7)	(2)		N/A	N/A	N/A	0.19	0.14	0.09	N/A
AllianzGI PerformanceFee Structured US Equity(7)	(2)		N/A	N/A	N/A	0.00	0.00	0.00	N/A
AllianzGI Preferred Securities and Income(4)	N/A		N/A	N/A	N/A	0.60	0.55	0.50	N/A
AllianzGI Short Duration High Income(3)	N/A		0.86	1.11	N/A	0.65	0.60	0.55	N/A
AllianzGI Short Term Bond(4)	N/A		0.64	N/A	N/A	0.49	0.39	N/A	N/A
AllianzGI Structured Return(8)	N/A		1.01	1.77	N/A	0.78	0.73	0.70	N/A
AllianzGI Water(3)	N/A		1.22	1.97	N/A	0.94	0.93	N/A	N/A

(1)

The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2021.

(2)

The Investment Manager has agreed to waivers with respect to each AllianzGI PerformanceFee Fund such that (i) its monthly Management Fee (including Base Fee plus Performance Adjustment) will not exceed the product of the maximum percentage fee rate (equal to the Base Fee plus the maximum upward Performance Adjustment) and the Fund’s average daily net assets over the preceding month, and (ii) the Investment Manager will not collect a Management Fee with respect to any month in which the Measurement Class has failed to outperform the Index.

(3)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2021, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust by mutual agreement of the parties.

Annual Report	| September 30, 2020	213

Notes to Financial Statements (cont’d)

September 30, 2020

(4)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

(5)

The Investment Manager has contractually agreed, until January 31, 2021, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

(6)

The Investment Manager has contractually agreed, until January 31, 2021, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

(7)

Effective February 1, 2020, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

(8)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2021 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

The following Funds revised their expense limitation rates during the year ended September 30, 2020. The expense limitation rates in effect during the period (except as noted in the tables below) and at September 30, 2020 for all the Funds are disclosed in the table above. In January 2020, the Board approved (i) new expense limitation arrangements for AllianzGI Convertible Fund and AllianzGI Short Duration High Income Fund and (ii) revised expense limits for AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Sustainability Fund and AllianzGI Structured Return Fund.

	Expense Limitation (10/1/19 – 1/31/20)

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	1.40%	N/A	N/A	N/A	1.05%	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.85	N/A	N/A	N/A	1.50	N/A	N/A
AllianzGI Global Allocation	1.01	1.76%	1.21%	0.81%	0.76	0.71%	0.96%
AllianzGI Global Sustainability	1.09	N/A	N/A	0.94	0.84	N/A	N/A
AllianzGI Short Duration High Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Structured Return	1.00	1.75	N/A	0.79	0.71	0.69	N/A

	Expense Limitation (10/1/19 – 10/10/19)

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Global Dynamic Allocation	0.97%	1.74%	1.34%	0.80%	0.70%	0.70%	0.95%

214	September 30, 2020 |	Annual Report

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the year ended September 30, 2020, the Investment Manager recouped a total of $1,702 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of September 30, 2020.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended

	9/30/2018	9/30/2019	9/30/2020	Totals
AllianzGI Best Styles Global Equity	$129,151	$4,556	$295,605	$429,312
AllianzGI Convertible	—	—	33,531	33,531
AllianzGI Core Plus Bond	180,862	292,997	287,267	761,126
AllianzGI Emerging Markets Consumer	82,270	104,650	166,775	353,695
AllianzGI Emerging Markets Small-Cap	172,437	122,389	173,098	467,924
AllianzGI Emerging Markets Value	377,554	488,649	522,849	1,389,052
AllianzGI Global Allocation	—	4,732	519,276	524,008
AllianzGI Global Dynamic Allocation	457,777	535,503	683,542	1,676,822
AllianzGI Global Sustainability	139,780	186,454	441,367	767,601
AllianzGI Green Bond	—	301,543	184,126	485,669
AllianzGI International Small-Cap	190,541	530,473	372,809	1,093,823
AllianzGI Multi Asset Income	79,589	42,141	12,928	134,658
AllianzGI Preferred Securities and Income	151,931	223,469	178,890	554,290
AllianzGI Short Duration High Income	—	—	280,880	280,880
AllianzGI Short Term Bond	128,601	262,202	153,699	544,502
AllianzGI Structured Return	296,727	413,146	406,755	1,116,628
AllianzGI Water	—	767,632	1,242,119	2,009,751

7.	RELATED PARTY TRANSACTIONS

The Investment Manager and the Distributor are related parties. Fees payable to these parties are disclosed in Note 5 and Note 6 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

(a) Payments from Affiliates

During the year ended September 30, 2020, AllianzGI U.S. reimbursed AllianzGI Emerging Markets Consumer Fund $685 for realized losses resulting from trading errors.

During the year ended September 30, 2019, AllianzGI U.S. reimbursed AllianzGI Global Allocation Fund $36,174 for realized losses resulting from trading errors.

Annual Report	| September 30, 2020	215

Notes to Financial Statements (cont’d)

September 30, 2020

(b) Affiliated Transactions

The following tables show the transactions in and earnings from affiliates for the year ended September 30, 2020:

AllianzGI Global Allocation:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2020	Dividend Income	Shares as of 9/30/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$61,014,797	—	$60,814,355	$(1,388,184)	—	—	—	$1,187,742	—
AllianzGI Best Styles Global Equity	123,606,164	—	125,539,588	(3,106,359)	—	—	—	5,039,783	—
AllianzGI Best Styles Global Managed Volatility	38,652,884	$1,696,127	12,933,281	(2,021,538)	$26,045,195	$796,142	1,669,564	651,003	$899,985
AllianzGI Emerging Markets Small-Cap	4,613,387	177,304	3,932,584	(196,738)	—	177,303	—	(661,369)	—
AllianzGI Emerging Markets SRI Debt†	16,006,721	416,381	16,727,240	(69,235)	—	416,380	—	373,373	—
AllianzGI Global Sustainability	—	133,459,237	45,815,074	13,532,769	105,061,149	305,860	4,854,951	3,884,217	2,215,175
AllianzGI Green Bond	—	33,151,219	9,632,730	636,135	24,369,005	284,610	1,447,950	214,381	146,075
AllianzGI International Growth	18,480,225	—	19,166,063	49,879	—	—	—	635,959	—
AllianzGI PerformanceFee Managed Futures Strategy	31,666,254	3,818,936	4,931,220	(5,146,231)	24,606,249	1,790,314	3,064,290	(801,490)	421,396
PIMCO 1-5 Year U.S. TIPS Index	—	2,473,880	—	5,479	2,479,359	—	46,000	—	—
PIMCO 15+ Year U.S. TIPS Index	3,180,908	4,605,702	7,951,801	(176,068)	—	49,876	—	341,259	—
PIMCO Broad U.S. TIPS Index	—	2,945,670	2,950,610	—	—	9,555	—	4,940	—
Totals	$297,221,340	$182,744,456	$310,394,546	$2,119,909	$182,560,957	$3,830,040	11,082,755	$10,869,798	$3,682,631

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2020	Dividend Income	Shares as of 9/30/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Focused Growth	$4,246,825	$905,967	$6,493,593	$89,815	—	—	—	$1,250,986	$593,340
AllianzGI Global Small-Cap Opportunities	2,828,496	46,525	2,872,925	38,674	—	$46,525	—	(40,770)	—
AllianzGI International Growth	11,148,486	11,469	10,965,224	1,583,959	$4,190,727	3,360	191,096	2,412,037	8,109
AllianzGI Mid-Cap	4,244,775	533,473	6,154,584	59,409	—	—	—	1,316,927	174,818
AllianzGI Mid-Cap Value	4,272,200	2,644,524	6,486,263	20,032	—	58,866	—	(450,493)	276,593
AllianzGI Short Duration High Income	—	5,334,806	5,758,716	—	—	34,166	—	423,910	—
AllianzGI Small-Cap	2,819,302	268,031	3,171,338	47,732	—	11,757	—	36,273	—
PIMCO 15+ Year U.S. TIPS Index	6,727,995	17,670,500	24,402,540	(179,370)	—	51,795	—	183,415	—
Totals	$36,288,079	$27,415,295	$66,305,183	$1,660,251	$4,190,727	$206,469	191,096	$5,132,285	$1,052,860

216	September 30, 2020 |	Annual Report

AllianzGI High Yield Bond:
	Market Value 9/30/2019			Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2020			Dividend Income	Shares as of 9/30/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
CCF Holdings LLC Class B		—	*	—	—	—		—	*	—	7,143	—	—
LiveStyle, Inc., Ser. B	$	5,758,100		—	—	$(1,358,336)	$	4,399,764		—	57,581	—	—
Totals	$	5,758,100		—	—	$(1,358,336)	$	4,399,764		—	64,724	—	—

AllianzGI Multi Asset Income:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2020	Dividend Income	Shares as of 9/30/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets SRI Debt†	$2,415,623	$5,250,650	$7,943,139.	$22,351	—	$107,745	—	$254,515	—
AllianzGI Floating Rate Note†	2,451,582	1,409,530	3,835,464	19,387	—	25,486	—	(45,035)	$1,237
AllianzGI Global High Yield†	1,467,350	4,333,155	5,473,124	(1,634)	—	38,648	—	(325,747)	—
AllianzGI High Yield Bond	—	5,860,803	1,731,179	212,488	$4,396,834	120,141	546,870	54,722	—
AllianzGI Preferred Securities & Income	2,464,147	4,444,043	2,044,629	(238,054)	4,512,636	191,681	306,357	(112,871)	62,244
AllianzGI Short Duration High Income	3,195,801	14,672,065	11,437,647	332,869	6,103,148	367,453	439,391	(659,940)	—
AllianzGI Short Term Bond	1,226,783	7,724,362	5,628,191	312,171	3,884,296	117,136	245,686	249,171	—
PIMCO 15 Year U.S. TIPS Index	—	2,015,392	2,111,272	—	—	—	—	95,880	—
PIMCO Mortgage Opportunities	—	2,805,007	2,828,371	—	—	11,576	—	23,364	—
PIMCO Preferred and Capital Securities	—	5,900,117	5,603,165	—	—	48,681	—	(296,952)	—
PIMCO Senior Floating Rate	1,230,042	4,140,298	5,000,917	(3,762)	—	41,741	—	(365,661)	—
Totals	$14,451,328	$58,555,422	$53,637,098	$655,816	$18,896,914	$1,070,288	1,538,304	$(1,128,554)	$63,481

AllianzGI PerformanceFee Managed Futures Strategy:
	Market Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2020	Dividend Income	Shares as of 9/30/2020	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Short Duration High Income	$1,412,329	$68,409	$208,250	$(52,858)	$1,211,276	$68,409	87,205	$(8,354)	—

*	Actual amount rounds to less than $1.
†	See Note 13(b) in the Notes to Financial Statements.

Annual Report	| September 30, 2020	217

Notes to Financial Statements (cont’d)

September 30, 2020

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended September 30, 2020, the following Funds engaged in sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Short Duration High Income	—	$122,264,528
AllianzGI Short Term Bond	—	1,721,451

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At September 30, 2020, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI**
AllianzGI Best Styles Global Equity	1	9%	1	89%	—
AllianzGI Convertible	9	80%	—	—	—
AllianzGI Core Plus Bond	—	—	—	—	96%
AllianzGI Emerging Markets Consumer	5	94%	—	—	—
AllianzGI Emerging Markets Small-Cap	1	12%	—	—	85%
AllianzGI Emerging Markets Value	2	87%	—	—	—
AllianzGI Global Allocation	1	31%	1	45%	—
AllianzGI Global Dynamic Allocation	3	94%	—	—	—
AllianzGI Global Sustainability	2	32%	1	64%	—
AllianzGI Green Bond	—	—	1	92%	—
AllianzGI High Yield Bond	3	61%	2	17%	—
AllianzGI International Small-Cap	2	76%	—	—	—
AllianzGI Multi Asset Income	—	—	1	82%	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	1	98%	—
AllianzGI PerformanceFee Structured US Equity	2	91%	—	—	—
AllianzGI Preferred Securities and Income	2	35%	1	18%	44%
AllianzGI Short Duration High Income	8	79%	—	—	—
AllianzGI Short Term Bond	2	46%	1	23%	—
AllianzGI Structured Return	7	85%	—	—	—
AllianzGI Water	8	81%	—	—	—

*

This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include funds/portfolios of the Trust, Allianz Funds and CollegeAccess 529 Plan.

**	Allianz Funds Investments, Inc. (“AFI”) is indirect, wholly-owned subsidiary of Allianz SE.

218	September 30, 2020 |	Annual Report

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Annual Report	| September 30, 2020	219

Notes to Financial Statements (cont’d)

September 30, 2020

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Best Styles Global Equity				AllianzGI Convertible

	Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,080	$38,727	18,318	$254,679	5,360,325	$176,137,365	927,069	$27,007,767
Class C	—	—	73	1,000	1,496,827	49,314,122	835,945	24,294,977
Class R	—	—	—	—	1,780	62,067	2,421	74,232
Class P	18,604	260,156	31,398	433,985	13,169,157	406,955,186	3,280,675	92,499,330
Institutional Class	7,415	87,790	17,279	240,568	22,968,199	718,717,185	4,715,339	135,402,514
Class R6	1,274,756	16,019,711	2,781,064	40,286,108	—	—	—	—
Administrative Class	—	—	—	—	345,848	12,318,017	3,695	107,637

Issued in reinvestment of dividends and distributions:
Class A	11,139	148,481	8,996	111,996	120,304	3,677,305	323,724	8,061,431
Class C	218	2,911	145	1,808	63,483	1,943,210	227,221	5,693,349
Class R	—	—	—	—	215	6,786	492	12,717
Class P	9,734	129,756	13,017	162,066	335,211	9,975,702	537,881	13,089,974
Institutional Class	6,276	82,209	22,536	276,295	770,836	23,162,256	1,940,013	47,589,658
Class R6	2,529,321	33,639,966	5,349,997	66,179,468	—	—	—	—
Administrative Class	—	—	—	—	1,655	55,241	4,758	116,747

Cost of shares redeemed:
Class A	(22,188)	(273,206)	(26,033)	(383,931)	(1,289,181)	(41,935,176)	(743,559)	(21,015,895)
Class C	(444)	(5,758)	(1,386)	(22,108)	(744,408)	(24,393,928)	(644,782)	(18,689,403)
Class R	—	—	—	—	(66)	(2,220)	(362)	(11,089)
Class P	(46,127)	(549,691)	(104,629)	(1,459,278)	(4,393,435)	(132,223,296)	(1,536,819)	(42,210,655)
Institutional Class	(17,567)	(237,132)	(138,631)	(1,772,912)	(9,114,615)	(290,448,061)	(4,054,854)	(113,207,612)
Class R6	(23,406,781)	(318,667,626)	(13,210,270)	(188,289,268)	—	—	—	—
Administrative Class	—	—	—	—	(17,557)	(551,039)	(20,190)	(560,661)
Net increase (decrease) resulting from Fund share transactions	(19,632,564)	$(269,323,706)	(5,238,126)	$(83,979,524)	29,074,578	$912,770,722	5,798,667	$158,255,018

–	May reflect actual amounts rounding to less than $1 or less than 1 share.

220	September 30, 2020 |	Annual Report

AllianzGI Core Plus Bond				AllianzGI Emerging Markets Consumer				AllianzGI Emerging Markets Small-Cap

Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	—	—	—	4,191	$60,222	80	$1,025	11,961	$190,406	4,660	$76,707
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
1,592	$25,984	—	—	41,628	611,237	1,608,568	21,252,308	286,010	3,775,425	24,943	389,972
135,169	2,172,549	954,928	$15,168,884	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	31	457	17	207	477	8,030	389	5,633
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
45	693	20	302	—	—	—	—	—	—	—	—
56	875	20	310	26,628	387,702	35,465	442,608	16,957	282,337	37,237	528,395
234,541	3,642,611	84,166	1,286,062	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	(4,833)	(68,848)	(507)	(7,035)	(6,577)	(104,911)	(6,001)	(95,663)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	(738,026)	(9,371,678)	(1,828,055)	(24,242,382)	(490,757)	(6,917,166)	(179,420)	(2,810,844)
(1,013,547)	(16,280,298)	(9,784)	(147,681)	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(642,144)	$(10,437,586)	1,029,350	$16,307,877	(670,381)	$(8,380,908)	(184,432)	$(2,553,269)	(181,929)	$(2,765,879)	(118,192)	$(1,905,800)

Annual Report	| September 30, 2020	221

Notes to Financial Statements (cont’d)

September 30, 2020

	AllianzGI Emerging Markets Value				AllianzGI Global Allocation

	Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	319,555	$5,098,352	219,385	$3,367,289	339,921	$3,633,733	1,759,689	$19,613,414
Class C	1,799	30,042	32,404	509,060	97,235	1,083,076	119,762	1,250,907
Class R	—	—	—	—	—	—	160	1,735
Class P	364,179	5,920,668	42,135	658,306	354,618	3,696,965	333,520	3,328,407
Institutional Class	2,326,621	36,701,280	2,197,656	33,820,277	441,421	4,729,055	94,795	1,030,055
Class R6	—	—	—	—	3,422,749	35,014,173	3,703,382	38,620,649
Administrative Class	—	—	—	—	180	1,874	17	198

Issued in reinvestment of dividends and distributions:
Class A	9,568	162,847	21,910	351,944	342,737	3,622,560	278,260	2,798,425
Class C	320	5,560	1,283	20,510	33,633	369,764	28,248	290,703
Class R	—	—	—	—	178	1,863	199	1,965
Class P	3,857	65,991	3,267	52,446	25,204	262,712	12,825	127,708
Institutional Class	82,910	1,388,250	213,903	3,312,431	51,338	538,566	41,540	417,023
Class R6	—	—	—	—	2,365,902	24,243,636	1,685,062	16,591,827
Administrative Class	—	—	—	—	195	2,124	127	1,312

Cost of shares redeemed:
Class A	(430,708)	(6,650,798)	(711,983)	(10,974,346)	(953,519)	(10,095,495)	(1,153,312)	(12,396,960)
Class C	(10,576)	(178,519)	(42,723)	(658,495)	(384,010)	(4,208,450)	(1,832,217)	(20,828,729)
Class R	—	—	—	—	—	—	(1,534)	(15,480)
Class P	(99,730)	(1,631,048)	(120,149)	(1,843,801)	(453,965)	(4,754,739)	(159,246)	(1,673,173)
Institutional Class	(1,836,620)	(29,433,031)	(3,377,357)	(51,241,215)	(170,252)	(1,748,395)	(170,380)	(1,806,024)
Class R6	—	—	—	—	(11,129,047)	(116,406,025)	(4,746,544)	(49,776,513)
Administrative Class	—	—	—	—	(15)	(145)	—	—
Net increase (decrease) resulting from Fund share transactions	731,175	$11,479,594	(1,520,269)	$(22,625,594)	(5,615,497)	$(60,013,148)	(5,647)	$(2,422,551)

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
*	Commencement of operations.

222	September 30, 2020 |	Annual Report

AllianzGI Global Dynamic Allocation				AllianzGI Global Sustainability				AllianzGI Green Bond

Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Period from November 19, 2018* through September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

22,644	$418,515	47,994	$919,957	61,722	$1,167,236	115,395	$2,114,648	6,859	$112,433	5,017	$76,142
7,118	130,239	4,461	82,898	—	—	—	—	—	—	—	—
481	8,692	795	14,907	—	—	—	—	—	—	—	—
5	100	14,883	272,835	738,742	14,120,188	839,758	14,425,605	13,207	215,800	65,759	1,050,700
171,561	3,130,127	21,516	404,272	8,161,406	155,933,618	55,785	1,016,992	2,093,522	34,333,474	20,174	323,012
560,123	10,325,676	1,181,860	22,479,632	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

9,553	176,628	5,336	92,840	1,364	26,611	2,973	44,718	114	1,862	83	1,313
3,517	63,940	1,034	17,748	—	—	—	—	—	—	—	—
588	10,836	219	3,802	—	—	—	—	—	—	—	—
247	4,691	33,205	573,450	24,998	490,968	57,911	876,192	1,044	16,945	504	8,163
53,944	1,011,445	20,229	356,643	128,204	2,565,366	53,317	822,141	27,238	443,047	5,846	92,825
650,162	11,995,496	489,384	8,485,926	—	—	—	—	—	—	—	—
133	2,455	57	975	—	—	—	—	—	—	—	—

(47,002)	(815,174)	(58,861)	(1,092,588)	(30,523)	(593,953)	(70,883)	(1,286,395)	(1,419)	(23,550)	—	—
(13,160)	(236,423)	(35,403)	(669,078)	—	—	—	—	—	—	—	—
(5,052)	(88,971)	(2,663)	(50,381)	—	—	—	—	—	—	—	—
(597,472)	(11,737,306)	(117,170)	(2,142,526)	(600,117)	(11,854,461)	(301,248)	(5,343,279)	(47,796)	(801,610)	(489)	(7,930)
(58,640)	(1,075,288)	(217,234)	(4,167,618)	(2,296,682)	(47,935,669)	(1,430,354)	(26,159,970)	(935,007)	(15,533,227)	(6,131)	(100,934)
(6,192,616)	(116,362,314)	(4,583,267)	(87,757,691)	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(5,433,866)	$(103,036,636)	(3,193,625)	$(62,173,997)	6,189,114	$113,919,904	(677,346)	$(13,489,348)	1,157,762	$18,765,174	90,763	$1,443,291

Annual Report	| September 30, 2020	223

Notes to Financial Statements (cont’d)

September 30, 2020

	AllianzGI High Yield Bond				AllianzGI International Small-Cap

	Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	427,233	$3,690,470	744,048	$6,483,990	14,308	$462,738	45,024	$1,513,968
Class C	71,535	609,436	94,473	805,389	220	6,784	1,796	55,502
Class R	98,536	792,854	87,935	729,106	6,214	181,010	14,224	496,464
Class P	350,233	2,857,637	760,572	6,286,286	19,186	581,477	101,230	3,421,259
Institutional Class	3,084,998	25,393,732	1,661,437	13,894,508	77,726	2,457,518	365,319	12,608,298
Class R6	—	—	—	—	360,781	11,900,362	166,939	5,247,432
Administrative Class	458	3,831	6,348	53,584	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	127,293	1,077,155	164,994	1,438,431	1,918	66,312	28,989	810,249
Class C	19,800	167,197	26,644	231,665	36	1,196	8,012	215,286
Class R	3,194	25,779	3,136	26,160	610	19,726	6,359	167,366
Class P	73,485	594,620	93,832	783,115	6,420	220,655	159,754	4,426,791
Institutional Class	486,601	3,937,877	588,936	4,930,676	15,974	569,471	213,703	6,161,056
Class R6	—	—	—	—	19,547	690,384	141,955	4,068,417
Administrative Class	176	1,419	150	1,258	—	—	—	—

Cost of shares redeemed:
Class A	(1,164,633)	(10,073,406)	(1,673,896)	(14,642,983)	(61,009)	(1,973,484)	(135,306)	(4,608,453)
Class C	(176,870)	(1,533,669)	(532,830)	(4,651,423)	(9,731)	(304,284)	(41,167)	(1,381,885)
Class R	(114,949)	(931,552)	(117,093)	(974,669)	(14,912)	(406,822)	(6,194)	(189,894)
Class P	(582,812)	(4,727,469)	(1,482,333)	(12,310,235)	(329,810)	(10,374,948)	(776,355)	(25,582,703)
Institutional Class	(6,151,897)	(50,574,719)	(7,435,928)	(62,047,291)	(412,505)	(14,070,174)	(467,635)	(15,005,607)
Class R6	—	—	—	—	(397,418)	(12,984,001)	(200,875)	(6,639,632)
Administrative Class	(197)	(1,644)	(6,061)	(51,729)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(3,447,816)	$(28,690,452)	(7,015,636)	$(59,014,162)	(702,445)	$(22,956,080)	(374,228)	$(14,216,086)

†	Commencement of operations.

224	September 30, 2020 |	Annual Report

AllianzGI Multi Asset Income				AllianzGI PerformanceFee Managed Futures Strategy				AllianzGI PerformanceFee Structured US Equity

Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

219,908	$3,739,802	312,863	$5,281,026	—	—	—	—	—	—	—	—
15,782	282,182	30,338	509,546	—	—	—	—	—	—	—	—
25,974	428,918	482	8,636	—	—	—	—	—	—	—	—
25,689	438,369	85,102	1,472,847	—	—	—	—	915,937	$9,634,393	1,929,421	$19,945,782
14,099	230,929	10,350	176,024	1,623	$13,216	112,309	$1,070,810	4,585,512	46,828,667	1,058,546	10,946,436
2,645,608	44,909,165	59,036	993,049	193,892	1,832,033	1,729,780	15,938,742	96,543	773,424	275,101	2,552,073
—	—	1,228	21,124	—	—	—	—	—	—	—	—

41,049	667,447	35,907	614,376	—	—	—	—	—	—	—	—
3,566	57,784	4,015	68,590	—	—	—	—	—	—	—	—
513	8,643	91	1,615	—	—	—	—	—	—	—	—
2,970	49,408	25,743	442,685	72	647	9	81	82,298	931,615	675	5,757
1,136	17,877	289	4,881	3,737	33,299	474	4,473	204,110	2,312,561	324,961	2,775,164
106,766	1,615,695	39,088	653,978	253,478	2,258,487	32,392	305,782	39,221	449,085	330,464	2,828,770
31	499	737	12,479	—	—	—	—	—	—	—	—

(709,877)	(11,709,921)	(150,949)	(2,569,046)	—	—	—	—	—	—	—	—
(37,728)	(597,966)	(75,511)	(1,293,717)	—	—	—	—	—	—	—	—
(89)	(1,503)	(533)	(9,369)	—	—	—	—	—	—	—	—
(119,761)	(2,007,188)	(535,136)	(9,471,935)	—	—	—	—	(2,873,415)	(23,007,543)	(13,419)	(141,192)
(5,861)	(91,339)	(2,027)	(32,947)	(40,655)	(351,069)	(104,829)	(961,460)	(4,027,474)	(28,530,833)	(207,142)	(2,067,716)
(774,450)	(12,265,921)	(501,706)	(8,442,035)	(637,942)	(5,487,331)	(52,264)	(484,553)	(4,097,587)	(41,476,941)	(444,647)	(4,309,086)
—	—	(31,039)	(534,195)	—	—	—	—	—	—	—	—
1,455,325	$25,772,880	(691,632)	$(12,092,388)	(225,795)	$(1,700,718)	1,717,871	$15,873,875	(5,074,855)	$(32,085,572)	3,253,960	$32,535,988

Annual Report	| September 30, 2020	225

Notes to Financial Statements (cont’d)

September 30, 2020

	AllianzGI Preferred Securities and Income				AllianzGI Short Duration High Income

	Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	—	—	—	5,584,271	$79,619,684	5,692,412	$82,896,626
Class C	—	—	—	—	1,833,843	26,112,022	2,696,853	39,150,889
Class P	—	—	—	—	69,044,554	992,957,066	30,969,732	446,971,610
Institutional Class	851,446	$12,388,519	97,673	$1,491,677	14,160,445	199,832,491	13,461,959	195,008,059
Class R6	408,622	6,296,938	288,347	4,266,098	2,853,830	38,291,378	2,137,280	30,871,362

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	396,028	5,521,281	441,306	6,401,352
Class C	—	—	—	—	292,482	4,076,736	336,506	4,878,351
Class P	51	777	34	506	1,519,206	21,455,898	1,425,882	20,529,506
Institutional Class	19,713	289,805	6,603	98,925	1,287,104	17,827,310	1,376,229	19,830,219
Class R6	75,305	1,119,376	42,699	637,469	153,825	2,118,099	169,926	2,446,945

Cost of shares redeemed:
Class A	—	—	—	—	(5,520,989)	(75,974,850)	(6,932,123)	(100,602,728)
Class C	—	—	—	—	(3,641,283)	(50,732,741)	(4,112,920)	(59,871,987)
Class P	—	—	—	—	(86,028,179)	(1,196,629,668)	(25,514,747)	(368,867,801)
Institutional Class	(545,140)	(8,319,097)	(13,082)	(199,741)	(21,663,814)	(294,426,028)	(14,164,781)	(204,589,918)
Class R6	(209,238)	(3,158,047)	(69,385)	(1,061,427)	(3,281,051)	(44,779,688)	(3,158,264)	(45,704,949)
Net increase (decrease) resulting from Fund share transactions	600,759	$8,618,271	352,889	$5,233,507	(23,009,728)	$(274,731,010)	4,825,250	$69,347,536

–	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	The Fund was reimbursed $419,245 for an operational error. This amount is included in “Shares sold” for the year ended September 30, 2020.

226	September 30, 2020 |	Annual Report

AllianzGI Short Term Bond				AllianzGI Structured Return†				AllianzGI Water

Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019		Year ended September 30, 2020		Year ended September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

541,874	$8,316,778	68,247	$1,022,997	185,522	$2,862,592	1,712,573	$26,894,471	3,111,235	$52,000,961	2,286,105	$35,090,817
—	—	—	—	13,361	197,865	115,831	1,748,836	422,568	6,789,056	414,437	5,966,725
—	—	—	—	1,621,606	24,026,308	6,880,663	108,150,719	3,909,541	63,391,353	2,823,956	41,892,641
1,195,793	18,081,881	527,485	8,024,195	6,961,470	108,200,784	10,951,308	173,893,497	5,086,870	81,465,602	3,247,348	48,413,969
—	—	—	—	3,149,974	47,231,860	548,876	8,764,651	—	—	—	—

6,267	97,767	1,500	22,615	57,421	916,446	140,751	2,142,234	277,313	4,678,272	327,536	4,297,269
—	—	—	—	27,322	416,121	24,914	364,737	89,591	1,443,306	123,952	1,556,835
28	440	26	392	431,097	6,794,088	205,402	3,113,889	258,241	4,359,113	392,540	5,146,199
38,613	595,550	16,342	246,170	1,018,812	16,188,921	669,953	10,230,176	328,413	5,435,229	384,535	4,948,969
—	—	—	—	194,777	3,075,528	92,540	1,407,534	—	—	—	—

(241,402)	(3,799,362)	(19,991)	(302,984)	(2,263,816)	(30,037,116)	(6,318,012)	(98,981,983)	(2,902,541)	(46,929,908)	(2,821,095)	(41,821,369)
—	—	—	—	(542,694)	(6,128,672)	(437,098)	(6,633,312)	(1,574,139)	(24,807,639)	(1,639,837)	(23,408,048)
—	—	—	—	(10,623,480)	(126,075,304)	(6,926,461)	(109,557,797)	(3,424,732)	(54,723,672)	(5,940,274)	(86,920,412)
(1,377,344)	(21,664,245)	(56,329)	(849,878)	(30,707,334)	(352,764,940)	(9,144,614)	(145,586,918)	(3,134,461)	(49,299,250)	(4,854,572)	(70,200,311)
—	—	—	—	(6,300,984)	(66,703,866)	(257,417)	(4,062,621)	—	—	—	—
163,829	$1,628,809	537,280	$8,163,507	(36,776,946)	$(371,799,385)	(1,740,791)	$(28,111,887)	2,447,899	$43,802,423	(5,255,369)	$(75,036,716)

Annual Report	| September 30, 2020	227

Notes to Financial Statements (cont’d)

September 30, 2020

10.	INVESTMENTS IN SECURITIES

For the year ended September 30, 2020, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Best Styles Global Equity	$162,077,024	$473,063,074
AllianzGI Convertible	2,503,265,710	1,612,437,034
AllianzGI Core Plus Bond	137,381,848	135,901,000
AllianzGI Emerging Markets Consumer	20,335,466	28,733,143
AllianzGI Emerging Markets Small-Cap	3,977,481	6,973,614
AllianzGI Emerging Markets Value	126,552,715	118,039,999
AllianzGI Global Allocation	338,295,223	429,738,760
AllianzGI Global Dynamic Allocation	185,623,564	292,757,627
AllianzGI Global Sustainability	144,546,212	44,830,833
AllianzGI Green Bond	44,605,826	26,078,714
AllianzGI High Yield Bond	147,386,077	174,168,431
AllianzGI International Small-Cap	49,540,407	72,548,854
AllianzGI Multi Asset Income	184,728,064	160,898,043

	Purchases	Sales
AllianzGI PerformanceFee Managed Futures Strategy	$68,409	$208,250
AllianzGI PerformanceFee Structured US Equity	57,565,263	116,063,989
AllianzGI Preferred Securities and Income	42,963,604	35,155,255
AllianzGI Short Duration High Income	851,860,432	1,080,817,921
AllianzGI Short Term Bond	23,335,580	18,799,467
AllianzGI Structured Return	43,755,075	597,392,747
AllianzGI Water	176,707,058	177,603,863

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Core Plus Bond	$176,501,062	$199,893,549
AllianzGI Global Allocation	54,357,949	53,710,682
AllianzGI Global Dynamic Allocation	36,803,080	36,797,950
AllianzGI PerformanceFee Managed Futures Strategy	499,824	4,799,438
AllianzGI Short Term Bond	666,961	1,014,298

11.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Year ended September 30, 2020				Year ended September 30, 2019
	Ordinary Income(1)	20% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	20% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Best Styles Global Equity	$10,762,191	$23,263,772	—	—	$17,207,372	$49,543,068	$2,727
AllianzGI Convertible	19,171,363	21,397,058	—	—	47,416,570	30,369,631	—
AllianzGI Core Plus Bond	3,559,652	84,527	—	—	1,286,674	—	—
AllianzGI Emerging Markets Consumer	437,824	—	—	—	608,963	—	—
AllianzGI Emerging Markets Small-Cap	290,367	—	—	—	154,524	379,504	—
AllianzGI Emerging Markets Value	1,625,013	—	—	—	3,741,516	—	—
AllianzGI Global Allocation	9,516,687	20,723,645	—	—	10,503,114	10,422,886	—
AllianzGI Global Dynamic Allocation	5,941,083	7,325,938	$541	—	4,683,078	4,847,569	1,414
AllianzGI Global Sustainability	439,909	2,643,036	—	—	502,073	1,240,978	—
AllianzGI Green Bond	461,871	—	—	—	102,425	—	—
AllianzGI High Yield Bond	5,956,095	—	—	—	7,706,604	—	—
AllianzGI International Small-Cap	1,631,760	—	—	—	1,420,333	14,976,610	—
AllianzGI Multi Asset Income	2,374,876	—	—	$48,263	1,815,737	—	—
AllianzGI PerformanceFee Managed Futures Strategy	1,855,566	436,867	—	—	310,336	—	—
AllianzGI PerformanceFee Structured US Equity	2,814,654	895,562	—	—	5,156,461	453,231	—
AllianzGI Preferred Securities and Income	1,209,443	201,449	—	—	736,900	—	—
AllianzGI Short Duration High Income	56,024,479	—	—	—	61,274,970	—	—
AllianzGI Short Term Bond	707,627	—	—	—	269,177	—	—
AllianzGI Structured Return	27,956,480	—	—	—	11,203,781	6,454,144	—
AllianzGI Water	4,315,416	15,289,501	—	—	5,849,690	14,189,451	—

(1)	Includes short-term capital gains, if any.

228	September 30, 2020 |	Annual Report

At September 30, 2020, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gain	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss (Gain)(4)
					Short-Term	Long-Term
AllianzGI Best Styles Global Equity	$2,740,384	$9,471,916	—	—	—	—
AllianzGI Convertible	104,355,681	39,979,977	—	—	—	—
AllianzGI Core Plus Bond	3,330,548	354,428	—	—	—	—
AllianzGI Emerging Markets Consumer	468,099	—	$3,687,593	—	$532,486	$458,562
AllianzGI Emerging Markets Small-Cap	141,239	87,049	—	—	—	—
AllianzGI Emerging Markets Value	1,570,977	—	19,842,900	—	2,995,194	—
AllianzGI Global Allocation	7,403,409	6,289,496	—	—	—	—
AllianzGI Global Dynamic Allocation	5,411,082	3,752,299	—	—	—	—
AllianzGI Global Sustainability	4,419,512	560,481	—	$36,823	—	—
AllianzGI Green Bond	221,950	—	—	79,725	—	—
AllianzGI High Yield Bond	54,734	—	31,751,599	—	1,078,153	2,196,800
AllianzGI International Small-Cap	842,306	182,520	—	—	181,365	—
AllianzGI Multi Asset Income	—	—	86,329	—	5,942,645	(940,440)
AllianzGI PerformanceFee Managed Futures Strategy	525,354	—	832,432	—	2,711,583	742,138
AllianzGI PerformanceFee Structured US Equity	793,673	—	—	—	7,533,563	9,792,464
AllianzGI Preferred Securities and Income	27,334	97,157	—	—	—	—
AllianzGI Short Duration High Income	7,168,693	—	65,567,033	—	16,781,585	48,646,382
AllianzGI Short Term Bond	1,105,020	32,612	—	—	—	—
AllianzGI Structured Return	24,218	—	—	47,446	94,455,690	130,574,587
AllianzGI Water	2,720,169	7,753,598	—	5,748	—	—

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)

Certain ordinary losses realized during the period November 1, 2019 through September 30, 2020, and/or other ordinary losses realized during the period January 1, 2019 through September 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

(4)	Capital losses realized during the period November 1, 2019 through September 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being

At September 30, 2020, capital loss carryforward amounts were:

	No Expiration(5)
	Short-Term	Long-Term
AllianzGI Emerging Markets Consumer	$3,253,018	$434,575
AllianzGI Emerging Markets Value	19,842,900	—
AllianzGI High Yield Bond	5,319,115	26,432,484
AllianzGI Multi Asset Income	40,208	46,121
AllianzGI PerformanceFee Managed Futures Strategy	336,617	495,815
AllianzGI Short Duration High Income	17,424,763	48,142,270

(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended September 30,2020, the Fund had capital loss carryforwards which were utilized as follows:

	Short-Term	Long-Term
AllianzGI Emerging Markets Small-Cap	$120,616	—
AllianzGI High Yield Bond	440,892	—
AllianzGI International Small-Cap	1,682,674	—
AllianzGI Short Duration High Income	804,619	—

Annual Report	| September 30, 2020	229

Notes to Financial Statements (cont’d)

September 30, 2020

For the year ended September 30, 2020, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Best Styles Global Equity (b)(f)(h)(i)	$1,670,105	$(1,672,360)	—	$2,255
AllianzGI Convertible (j)(k)	4,162,328	(4,162,328)	—	—
AllianzGI Core Plus Bond (c)(m)(o)	217,473	(217,473)	—	—
AllianzGI Emerging Markets Consumer (b)(f)	12,323	(12,323)	—	—
AllianzGI Emerging Markets Small-Cap (b)(d)(f)	79,707	75,213	$(154,920)	—
AllianzGI Emerging Markets Value (b)(f)(p)	160,648	(158,767)	(1,881)	—
AllianzGI Global Allocation (g)(m)	(359,570)	359,570	—	—
AllianzGI Global Dynamic Allocation (b)(f)(g)(h)(i)(l)(m)(n)	(40,988)	20,506	(828)	21,310
AllianzGI Global Sustainability (b)(f)(i)	(20,098)	20,098	—	—
AllianzGI Green Bond (c)(f)	(128,177)	128,177	—	—
AllianzGI High Yield Bond (c)	467,340	(467,340)	—	—
AllianzGI International Small-Cap (b)(f)	619,625	(619,625)	—	—
AllianzGI Multi Asset Income (d)(f)(g)(h)(i)(n)	(133,227)	1,452,167	(1,328,381)	9,441
AllianzGI PerformanceFee Managed Futures Strategy (a)(e)(f)(m)	366,802	23,250	(390,052)	—
AllianzGI PerformanceFee Structured US Equity (a)	(33)	33	—	—
AllianzGI Preferred Securities and Income (a)(c)(m)	(6,692)	6,692	—	—
AllianzGI Short Duration High Income (a)(c)	20,489,841	(20,489,841)	—	—
AllianzGI Short Term Bond (c)	75,578	(75,578)	—	—
AllianzGI Structured Return (a)	(286)	286	—	—
AllianzGI Water (f)	(6,985)	6,985	—	—

These	permanent “book-tax” differences were primarily attributable to:
(a)	Reclassification of dividends/distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(c)	Treatment of bond premium amortization
(d)	Capital loss carryforward disallowed
(e)	Reclassification related to wholly owned offshore subsidiary
(f)	Reclassification of gains and losses from foreign currency transactions
(g)	Reclassification of short-term capital gain dividends from underlying securities
(h)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(i)	Reclassification from sales of securities with return of capital
(j)	Reclassification of contingent debt/convertible securities income/gains
(k)	Section 305 sales adjustments for accrual of deemed dividends from investments in convertible debt
(l)	Reclassification on sale of securities no longer classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(m)	Reclassification of swap payments
(n)	Reclassification due to investments in partnerships
(o)	Reclassification paydown losses
(p)	Non-deductible excise tax

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At September 30, 2020, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Best Styles Global Equity	$65,261,641	$12,010,865	$5,735,826	$6,275,039
AllianzGI Convertible	1,626,390,847	346,377,868	3,067,978	343,309,890
AllianzGI Core Plus Bond	51,033,477	1,481,013	896,601	584,412
AllianzGI Emerging Markets Consumer	25,189,892	10,622,752	621,137	10,001,615
AllianzGI Emerging Markets Small-Cap	4,397,927	1,120,446	299,875	820,571
AllianzGI Emerging Markets Value	114,364,111	22,572,351	2,732,789	19,839,562
AllianzGI Global Allocation	229,220,503	17,743,907	4,854,274	12,889,633
AllianzGI Global Dynamic Allocation	37,510,665	5,245,354	1,131,305	4,114,049

230	September 30, 2020 |	Annual Report

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Global Sustainability	$128,506,207	$29,763,316	$4,584,382	$25,178,934
AllianzGI Green Bond	25,668,402	1,415,551	83,065	1,332,486
AllianzGI High Yield Bond	94,765,983	3,602,762	12,686,427	(9,083,665)
AllianzGI International Small-Cap	65,016,559	15,812,054	4,175,305	11,636,749
AllianzGI Multi Asset Income	43,747,242	533,398	593,640	(60,242)
AllianzGI PerformanceFee Managed Futures Strategy	18,775,342	747,031	790,306	(43,275)
AllianzGI PerformanceFee Structured US Equity	48,093,677	2,490,311	270,543	2,219,768
AllianzGI Preferred Securities and Income	25,777,861	743,371	888,507	(145,136)
AllianzGI Short Duration High Income	865,915,046	11,119,798	78,510,458	(67,390,660)
AllianzGI Short Term Bond	15,911,476	563,133	146,215	416,918
AllianzGI Structured Return	31,847,041	—	—	—
AllianzGI Water	503,729,824	198,475,835	11,369,174	187,106,661

(6)

Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions, PFIC mark-to-market, differing treatment of bond premium amortization, upfront premium on swaps, mixed straddle adjustments, Section 305 adjustments, basis adjustments from investments in partnerships, mark-to-market on section 1256 futures contracts, and mark-to-market on section 1256 forward contracts.

12.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi- Series Trust and Allianz Funds, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. For the period from October 24, 2019 through October 1, 2020, pursuant to the terms of the State Street Agreement then in effect, each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment for outstanding past due payments. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 2, 2020 with an expiration date of October 1, 2021 (the “Amendment”). In the Amendment, State Street consents to the change in investment adviser and administrator under the Virtus strategic partnership and agrees to continue the Credit Agreement for the Funds. In addition, effective October 2, 2020, each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to the sum of (a) 0.10% plus (b) the “applicable margin” of 1.25% plus (c) the higher of the then-current federal funds overnight rate or an overnight bank lending rate. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Funds did not utilize the line of credit during the year ended September 30, 2020. Prior to October 2, 2020, in connection with their use of leverage as well as their investment activities, the Funds may have had exposure to the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes. During the period or year ended September 30, 2020, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	FUND EVENTS

(a) Name and Investment Strategy Changes

Effective October 11, 2019, AllianzGI Global Allocation Fund changed its investment strategy. The Fund incorporated a new ESG benchmarked US credit sleeve and transitioned positions in certain affiliated funds to each of AllianzGI Global Sustainability Fund, AllianzGI Emerging Markets SRI Debt Fund and AllianzGI Green Bond Fund. Each of these funds includes either an ESG integrated, sustainable or ESG informed investment strategy.

Effective February 1, 2020, AllianzGI Global Water Fund changed its name to AllianzGI Water Fund.

Effective April 30, 2020, AllianzGI NFJ Emerging Markets Value Fund changed its name to AllianzGI Emerging Markets Value Fund.

(b) Fund Liquidations

On March 4, 2020, AllianzGI Best Styles International Equity Fund liquidated as a series of the Trust.

On June 11, 2020, AllianzGI Global High Yield Fund and AllianzGI U.S. Equity Hedged Fund liquidated as series of the Trust.

Annual Report	| September 30, 2020	231

Notes to Financial Statements (cont’d)

September 30, 2020

On June 24, 2020, AllianzGI PerformanceFee Structured US Fixed Income Fund liquidated as a series of the Trust.

On June 26, 2020, AllianzGI Micro Cap Fund and AllianzGI Ultra Micro Cap Fund liquidated as series of the Trust.

On September 15, 2020, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund and AllianzGI Retirement 2055 Fund liquidated as series of the Trust.

On September 17, 2020, AllianzGI Best Styles U.S. Equity Fund liquidated as a series of the Trust.

On September 28, 2020, AllianzGI Core Bond Fund, AllianzGI Emerging Markets SRI Debt Fund and AllianzGI Floating Rate Note Fund liquidated as series of the Trust.

(c) Investment Management Agreement

On July 7, 2020, AllianzGI U.S. and Virtus Investment Partners, Inc. (“Virtus”) announced that they have entered into an agreement providing for a strategic alliance between the two parties. As part of this strategic alliance, wholly-owned subsidiaries of Virtus are expected to become the investment adviser, distributor, administrator, and transfer agent for the Funds (the “Transition”). With respect to all Funds other than AllianzGI Emerging Markets Value, AllianzGI U.S. portfolio management teams are expected to continue to be responsible for the day-to-day management of the Funds, through AllianzGI U.S. serving as sub-adviser to the AllianzGI U.S. Funds. With respect to AllianzGI Emerging Markets Value, members of the Value Equity U.S. team are expected to become employees of Virtus or an affiliate of Virtus and continue their day-to-day management of the Fund. Certain of the new arrangements, including the new management agreements and sub-advisory agreements, must be approved by the Funds’ Board of Trustees and Fund shareholders in order to take effect. The new management agreements are substantially similar to the existing management agreements. The Board of Trustees’ considerations in approving the new management agreement and sub-advisory agreements will be included in a future shareholder report.

The Funds’ Board of Trustees has granted approval for each of these and certain other related items. Each such item was also submitted for shareholder approval at a special meeting of shareholders held on October 28, 2020. Shareholders of record as of September 10, 2020 were entitled to vote at the special meeting of shareholders. At the meeting quorum was achieved and required approvals were obtained with respect to the election of trustees to the Board of Trustees. In addition, required approvals were also obtained for AllianzGI Core Plus Bond Fund, AllianzGI Global Allocation Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Sustainability Fund and AllianzGI Preferred Securities and Income Fund with respect to (i) the new management agreements and sub-advisory agreements and (ii) Virtus’s power to hire, terminate and replace affiliated and unaffiliated subadvisers or to modify subadvisory agreements for the Funds without shareholder approval, but the meeting was adjourned to November 24, 2020 to allow for the solicitation of additional proxies for other Funds. Results of the vote of the special meeting of shareholders will be included in the Trust’s March 31, 2021 Semiannual Report. Consummation of the Transition is conditioned on, among other things, the obtainment of all required approvals and consents representing a minimum threshold of assets under AllianzGI U.S.’s management. The closing of the Transition is expected to occur on or around February 1, 2021.

14.	BASIS FOR CONSOLIDATION

The Cayman Subsidiary is a wholly-owned and controlled subsidiary of AllianzGI PerformanceFee Managed Futures Strategy (the “Consolidated Fund”). The Consolidated Fund is the sole shareholder of the Cayman Subsidiary and will continue to control the Cayman Subsidiary. The Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and the Cayman Subsidiary. The consolidated financial statements include the accounts of the Consolidated Fund and the Cayman Subsidiary. All inter-company transactions and balances have been eliminated. As of September 30, 2020, consolidated net assets of the Consolidated Fund were $25,153,715, of which $2,518,363, or 10.0%, represented the Consolidated Fund’s ownership of all issued shares and voting rights of the Cayman Subsidiary.

232	September 30, 2020 |	Annual Report

15.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 22, 2020, the following Funds declared per-share net investment income dividends to shareholders, payable October 22, 2020 to shareholders of record on October 21, 2020.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Core Plus Bond	N/A	N/A	N/A	$0.04114	$0.04183	$0.04250	N/A
AllianzGI Green Bond	$0.00641	N/A	N/A	$0.00928	$0.01000	N/A	N/A
AllianzGI High Yield Bond	$0.03681	$0.03172	$0.03071	$0.03933	$0.03900	N/A	$0.03807
AllianzGI Multi Asset Income	$0.07013	$0.05994	$0.06506	$0.07426	$0.07532	$0.07600	$0.07129
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	$0.05376	$0.05432	$0.05500	N/A
AllianzGI Short Duration High Income	$0.06000	$0.05699	N/A	$0.06228	$0.06311	$0.06396	N/A
AllianzGI Short Term Bond	$0.07228	N/A	N/A	$0.06754	$0.07000	N/A	N/A

On November 12, 2020, AllianzGI Emerging Markets Small-Cap declared per-share net investment income dividends and short-term and long-term capital gain distributions to shareholders, payable November 12, 2020 to shareholders of record on November 11, 2020 as follows:

Share Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.46500	$1.33342	$1.45422
Institutional Class	$0.45194	$1.33342	$1.45422

On November 18, 2020, AllianzGI Emerging Markets Small-Cap Fund liquidated as a series of the Trust.

On November 19, 2020, the following Funds declared per-share net investment income dividends to shareholders, payable November 19, 2020, to shareholders of record on November 18, 2020.

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Core Plus Bond	N/A	N/A	N/A	$0.04367	$0.04431	$0.04500	N/A
AllianzGI Green Bond	$0.00673	N/A	N/A	$0.00867	$0.01000	N/A	N/A
AllianzGI High Yield Bond	$0.03669	$0.03218	$0.03586	$0.03916	$0.03900	N/A	$0.03793
AllianzGI Multi Asset Income	$0.07071	$0.06122	$0.06597	$0.07482	$0.07539	$0.07600	$0.07179
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	$0.05372	$0.05419	$0.05500	N/A
AllianzGI Short Duration High Income	$0.06000	$0.05726	N/A	$0.06233	$0.06277	$0.06375	N/A
AllianzGI Short Term Bond	$0.07280	N/A	N/A	$0.06803	$0.07000	N/A	N/A

During the period, the Board approved a plan of liquidation, termination and dissolution to liquidate and terminate each of AllianzGI Best Styles Global Equity Fund, AllianzGI Green Bond Fund, AllianzGI Multi Asset Income Fund, AllianzGI PerformanceFee Managed Futures Strategy Fund and AllianzGI Short Term Bond Fund on or about December 14, 2020.

Subsequent to the period end, the Board approved a plan of liquidation, termination and dissolution to liquidate and terminate each of AllianzGI PerformanceFee Structured US Equity Fund and AllianzGI Structured Return Fund, both of which will liquidate on or about December 14, 2020.

There were no other subsequent events identified that require recognition or disclosure.

Annual Report	| September 30, 2020	233

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Allianz Funds Multi-Strategy Trust and Shareholders of each of the twenty funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting Allianz Funds Multi-Strategy Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

AllianzGI Best Styles Global Equity Fund(1)

AllianzGI Convertible Fund(1)

AllianzGI Core Plus Bond Fund(1)

AllianzGI Emerging Markets Consumer Fund(1)

AllianzGI Emerging Markets Small-Cap Fund(1)

AllianzGI Emerging Markets Value Fund(1)

AllianzGI Global Allocation Fund(1)

AllianzGI Global Dynamic Allocation Fund(1)

AllianzGI Global Sustainability Fund(1)

AllianzGI Green Bond Fund(2)

AllianzGI High Yield Bond Fund(1)

AllianzGI International Small-Cap Fund(1)

AllianzGI Multi Asset Income Fund(1)

AllianzGI PerformanceFee Managed Futures Strategy Fund and its subsidiary(1)*

AllianzGI PerformanceFee Structured US Equity Fund(1)

AllianzGI Preferred Securities and Income Fund(1)

AllianzGI Short Duration High Income Fund(1)

AllianzGI Short Term Bond Fund(1)

AllianzGI Structured Return Fund(1)

AllianzGI Water Fund(1)

*	Consolidated statement of assets and liabilities including the consolidated schedule of investments, statements of operations and of changes in net assets and consolidated financial highlights.
(1)	Statement of operations for the year ended September 30, 2020 and statements of changes in net assets for each of the two years in the period ended September 30, 2020
(2)

Statement of operations for the year ended September 30, 2020 and statements of changes in net assets for the year ended September 30, 2020 and for the period November 19, 2018 (commencement of operations) through September 30, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks, transfer agents and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2020

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

234	September 30, 2020 |	Annual Report

Unaudited

Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund. During the period ended September 30, 2020, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	20% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Best Styles Global Equity	$23,263,772	—
AllianzGI Convertible	21,397,058	—
AllianzGI Core Plus Bond	84,527	—
AllianzGI Global Allocation	20,723,645	—
AllianzGI Global Dynamic Allocation	7,325,938	$541
AllianzGI Global Sustainability	2,643,036	—
AllianzGI PerformanceFee Managed Futures Strategy	436,867	—
AllianzGI PerformanceFee Structured US Equity	895,562	—
AllianzGI Preferred Securities and Income	201,449	—
AllianzGI Water	15,289,501	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following approximate percentages of ordinary dividends paid during the fiscal period ended September 30, 2020, are designated as “qualified dividend income” (or the maximum amount allowable):

AllianzGI Best Styles Global Equity	96.72%
AllianzGI Convertible	15.20%
AllianzGI Core Plus Bond	0.70%
AllianzGI Emerging Markets Consumer	95.25%
AllianzGI Emerging Markets Small-Cap	62.05%
AllianzGI Emerging Markets Value	55.86%
AllianzGI Global Allocation	11.24%
AllianzGI Global Dynamic Allocation	62.37%
AllianzGI Global Sustainability	84.41%
AllianzGI Green Bond	0.00%
AllianzGI High Yield Bond	0.00%
AllianzGI International Small-Cap	100.00%

AllianzGI Multi Asset Income	4.23%
AllianzGI PerformanceFee Managed Futures Strategy	1.43%
AllianzGI PerformanceFee Structured US Equity	74.47%
AllianzGI Preferred Securities and Income	17.85%
AllianzGI Short Duration High Income	0.00%
AllianzGI Short Term Bond	0.00%
AllianzGI Structured Return	0.00%
AllianzGI Water	100.00%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The following approximate percentages of the following Funds’ ordinary income dividends paid during the fiscal period ended September 30, 2020, that qualify for the corporate dividend received deduction is set forth below (or the maximum amount allowable):

AllianzGI Best Styles Global Equity	44.24%
AllianzGI Convertible	14.23%
AllianzGI Core Plus Bond	0.72%
AllianzGI Emerging Markets Consumer	8.39%
AllianzGI Emerging Markets Small-Cap	0.00%
AllianzGI Emerging Markets Value	3.32%
AllianzGI Global Allocation	0.10%
AllianzGI Global Dynamic Allocation	20.28%
AllianzGI Global Sustainability	40.32%
AllianzGI Green Bond	0.00%
AllianzGI High Yield Bond	0.00%
AllianzGI International Small-Cap	0.00%
AllianzGI Multi Asset Income	2.25%
AllianzGI PerformanceFee Managed Futures Strategy	0.00%
AllianzGI PerformanceFee Structured US Equity	0.00%
AllianzGI Preferred Securities and Income	15.42%
AllianzGI Short Duration High Income	0.00%
AllianzGI Short Term Bond	0.00%
AllianzGI Structured Return	0.00%
AllianzGI Water	98.72%

The following Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on September 30, 2020 are as follows (or the maximum amount allowable):

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Consumer	$875,978	$0.391956	$109,237	$0.048878
AllianzGI Emerging Markets Small- Cap	268,459	0.845074	36,419	0.114643
AllianzGI Emerging Markets Value	2,574,988	0.333939	287,834	0.037328
AllianzGI International Small-Cap	1,613,375	0.074171	136,759	0.006287

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Unaudited

Tax Information (cont’d)

The following Fund of Fund have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on September 30, 2020 are as follows (or the maximum amount allowable):

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Global Allocation	$288,810	$0.012221	$33,309	$0.001410

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2020. In January 2021, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2020. The amount that will be reported will be the amount to use on the shareholder’s 2020 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2020. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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Unaudited

Changes to the Board of Trustees/Liquidity Risk Management Program

Changes to the Board of Trustees:

Effective December 31, 2019, Bradford K. Gallagher retired as an Independent Trustee of the Trust.

Liquidity Risk Management Program:

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Funds have adopted a liquidity risk management program (the “Program”) on April 23, 2019. The Board appointed the Investment Manager, acting principally through its US Risk Committee, to administer the Program (the “Program Administrator”). The Program governs the Funds’ approach to managing liquidity risk, and its principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.

During the period, the Board reviewed a report prepared by the Program Administrator regarding the operation and effectiveness of the Program for the period from June 1, 2019 through April 30, 2020 (the “Program Period”), the key conclusions of which are summarize as follows. During the Program Period, there were no liquidity events that materially affected the performance of any Fund or its ability to timely meet redemptions without dilution to remaining investors. The Funds maintained a high level of liquidity during the Program Period and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” which are defined to include securities a Fund expects to be convertible into cash in current market conditions in three business days without significantly changing their market value. The Funds that had previously established “Highly Liquid Investment Minimum” (HLIM) thresholds, as defined under the Liquidity Rule, operated significantly above their respective HLIM thresholds during the reporting period. The Program Administrator determined that, during the Program reporting period, the Program operated adequately and effectively to manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding exposure to liquidity and other risks.

Annual Report	| September 30, 2020	237

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of each Fund’s (as defined below) Investment Management Agreement (for purposes of this section, the “Advisory Agreements” or the “Agreements”) with Allianz Global Investors U.S. LLC (the “Investment Manager”). Throughout the process, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in 1940 Act matters and that is independent of the Investment Manager (“Independent Counsel”), and with whom they met separately from the Investment Manager during the contract review process.

At their meeting held on June 25, 2020, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreements through June 30, 2021 with respect to AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”), AllianzGI Multi Asset Income Fund (the “Multi Asset Income Fund” and, together with the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund, the “Retirement Funds”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Dynamic Allocation Fund (the “Global Dynamic Allocation Fund” and, together with the Global Allocation Fund, the “Allocation Funds”), AllianzGI Green Bond Fund (the “Green Bond Fund”), AllianzGI Best Styles Global Equity Fund (the “Best Styles Global Equity Fund”), AllianzGI Best Styles U.S. Equity Fund (the “Best Styles U.S. Equity Fund”), AllianzGI Convertible Fund (the “Convertible Fund”), AllianzGI Core Bond Fund (the “Core Bond Fund”), AllianzGI Core Plus Bond Fund (the “Core Plus Bond Fund”), AllianzGI Emerging Markets Consumer Fund (the “Emerging Markets Consumer Fund”), AllianzGI Emerging Markets SRI Debt Fund (the “Emerging Markets SRI Debt Fund”)1, AllianzGI Emerging Markets Small-Cap Fund (the “Emerging Markets Small-Cap Fund”), AllianzGI Floating Rate Note Fund (the “Floating Rate Note Fund”), AllianzGI Global High Yield Fund (the “Global High Yield Fund”), AllianzGI Global Sustainability Fund (the “Global Sustainability Fund”), AllianzGI Water Fund (the “Water Fund”)2, AllianzGI High Yield Bond Fund (the “High Yield Bond Fund”), AllianzGI International Small-Cap Fund (the “International Small-Cap Fund”), AllianzGI Micro Cap Fund (the “Micro Cap Fund”), AllianzGI Short Duration High Income Fund (the “Short Duration High Income Fund”), AllianzGI Structured Return Fund (the

[1]	Effective August 1, 2019, the “AllianzGI Emerging Markets Debt Fund” changed its name to “AllianzGI Emerging Markets SRI Debt Fund.”
[2]	Effective on February 1, 2020 the “AllianzGI Global Water Fund” changed its name to the “AllianzGI Water Fund.”

“Structured Return Fund”), AllianzGI Ultra Micro Cap Fund (the “Ultra Micro Cap Fund”), AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”), AllianzGI Emerging Markets Value Fund (the “Emerging Markets Value Fund”), AllianzGI PerformanceFee Managed Futures Strategy Fund (the “PerformanceFee Managed Futures Strategy Fund”), AllianzGI PerformanceFee Structured US Equity Fund (the “PerformanceFee Structured US Equity Fund”), AllianzGI PerformanceFee Structured US Fixed Income Fund (the “PerformanceFee Structured US Fixed Income Fund”), AllianzGI Preferred Securities and Income Fund (the “Preferred Securities and Income Fund”), AllianzGI Short Term Bond Fund (the “Short Term Bond Fund”) and, together with the Best Styles Global Equity Fund, the Best Styles U.S. Equity Fund, the Convertible Fund, the Core Bond Fund, the Core Plus Bond Fund, the Emerging Markets Consumer Fund, the Emerging Markets SRI Debt Fund, the Emerging Markets Small-Cap Fund, the Global High Yield Fund, the Global Sustainability Fund, the Water Fund, the High Yield Bond Fund, the International Small-Cap Fund, the Micro Cap Fund, the Floating Rate Note Fund, the Short Duration High Income Fund, the Structured Return Fund, the Ultra Micro Cap Fund, the U.S. Equity Hedged Fund, the Emerging Markets Value Fund, the PerformanceFee Managed Futures Strategy Fund, the PerformanceFee Structured US Equity Fund, the PerformanceFee Structured US Fixed Income Fund, the Preferred Securities and Income Fund, the “AllianzGI Funds” and, together with the Retirement Funds and the Allocation Funds, the “Funds”)3

The contract review process consisted of multiple meetings and discussions that included the meetings of the Contracts Committee and meetings of the Independent Trustees and Independent Trustee Counsel leading up to the full Board’s consideration of the Agreement. Representatives from fund management participated in portions of those meetings and discussions to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons. The Board’s review and approval process reflected developments through the first half of the calendar year 2020, but did not reflect subsequent events, including the strategic alliance announced on July 7, 2020, between the Investment Manager and Virtus Investment Partners, Inc (“Virtus”). On August 27, 2020, the

[3]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits mutual fund boards of directors to remotely approve advisory contracts rather than in-person in response to the impact of COVID-19 on investment advisers and funds. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

238	September 30, 2020 |	Annual Report

Board, including a majority of the Independent Trustees, approved, subject to shareholder approval and certain other conditions, including the consummation of the strategic alliance, certain arrangements, including (i) a form of investment advisory agreement between the Trust and Virtus; (ii) a form of sub-advisory agreement by and among the Trust, Virtus and AllianzGI U.S.; and (iii) a form of sub-advisory agreement by and among the Trust, Virtus and NFJ Investment Group, LLC (“NFJ”), a newly-formed entity that is expected to be staffed by current members of the AllianzGI U.S. value equity team and will sub-advise certain Funds. The reasons for the Board’s recommendation that shareholders approve the above-referenced arrangements are included in the related proxy statement filed by the Trust with the U.S. Securities and Exchange Commission on September 16, 2020 (SEC Accession No. 0001193125-20-259061), a copy of which was sent to all shareholder of record as of September 10, 2020. The Proxy Statement and any definitive additional soliciting materials are available on the Funds’ website at https://us.allianzgi.com/documents/Allianz-Funds-and-Allianz-Multi-Strategy-Trust-Funds-Proxy.

In connection with their deliberations regarding the approval of the Agreements, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by the Investment Manager under the Agreements.

In evaluating the Agreement with respect to each Fund, the Board, including the Independent Trustees, reviewed extensive materials provided by the Investment Manager in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of the Investment Manager regarding its personnel, operations, and financial condition as they relate to the Funds. The Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund’s principal investment strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by the Investment Manager and its affiliates. To assist with their review, the Independent Trustees reviewed a summary for each Fund prepared by the Investment Manager that included, among other information, performance comparisons between the Funds and their Broadridge Performance Universe (as defined below), total return investment performance, investment objective, total net assets, annual fund operating expenses, portfolio managers, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and trends in the Investment Manager’s profitability from its advisory relationship with each Fund. They also considered summaries assigning a quadrant placement to each Fund for an institutional and retail share class based on an average of certain measures of performance (including in relation to risk) and fees/expenses versus peer group medians. The Independent Trustees also considered the risk profiles of the Funds.

The Independent Trustees’ conclusions as to the approval of each Agreement were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review.

Performance Information

With respect to investment performance, the Independent Trustees considered information regarding each Fund’s short-, intermediate- and long-term performance, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing. The Independent Trustees also considered information provided by Broadridge for each Fund relative to the investment performance of a group of funds with investment classifications and/or objectives comparable to the Fund as identified by Broadridge (the “Broadridge Performance Universe”). The Independent Trustees recognized that the performance information, including the Broadridge performance information, was as of March 31, 2020, and, as such, included the period of extreme market volatility resulting from COVID-19. The Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

For Funds that underperformed, the Board considered the magnitude and duration of that underperformance relative to the Broadridge Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed). To the extent that the Independent Trustees identified a Fund as having underperformed its benchmark indices and/or Broadridge Performance Universes to an extent, or over a period of time, that the Independent Trustees felt warranted additional inquiry, the Trustees discussed with the Investment Manager the Fund’s performance, potential reasons for the underperformance, and, if necessary, steps that the Investment Manager had taken, or intended to take, to

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improve performance. The Independent Trustees also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal and had the opportunity to discuss the Funds’ performance. The Trustees considered the Investment Manager’s responsiveness with respect to the Funds that experienced lagging performance. In this regard, with respect to the group of Funds managed by the AllianzGI U.S. Value Equity team, they noted changes in leadership and recent additions to the portfolio management and research personnel within the last couple of years. The Independent Trustees noted that performance, is only one of the factors that they deem relevant to their consideration of each Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund’s relative performance.

Nature, Extent, and Quality of Services

As part of their review, the Independent Trustees received and considered descriptions of various functions performed by the Investment Manager for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. They considered certain changes to the executive leadership and the organization of the governance structure, as well as the availability of research and other capabilities within the global organization. The Independent Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Funds. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Manager and its affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager to attract and retain capable personnel; the philosophy of employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. The Independent Trustees also considered actions taken by the Investment Manager to manage the impact on the Funds and their portfolio holdings of the market volatility resulting from COVID-19.

In addition, the Independent Trustees noted the extensive range of services that the Investment Manager provides to the Funds beyond the investment management services. In this regard, the Independent Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Funds in the future under the Agreements, including, but not limited to, the organization’s financial condition and operational stability. The Independent Trustees also considered that the Investment Manager assumes significant ongoing risks with respect to all Funds, including entrepreneurial and business risks the Investment Manager has undertaken in serving as Investment Manager and sponsor of the Funds, for which it is entitled to reasonable compensation. Specifically, its responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds. The Trustees also noted the Investment Manager’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its ongoing evaluation of the quality of the services provided, negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered the Investment Manager’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Independent Trustees also noted the Investment Manager’s effective operation and implementation of its business continuity plan in response to COVID-19 and its oversight of the service providers’ business continuity plans during this period.

The Trustees considered that the Investment Manager provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Investment Manager and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates). Based on the foregoing, the Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to each Fund given its investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Manager would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information and Comparisons

In assessing the reasonableness of the Funds’ fees and expenses under the Agreements, the Independent Trustees considered, among other information, each Fund’s management fee (or, in the case of the Retirement Funds, each Retirement Fund’s advisory fee), the Fund’s total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios (in comparison to such Fund’s Broadridge Expense Group), taking into account the expense

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limitation arrangement that the Investment Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Broadridge. The Independent Trustees also noted the management fee waiver and/or expense limitation agreements observed by the Investment Manager for the Funds that cap fees or expenses of their various share classes.

In comparing the Funds to their respective Broadridge Expense Groups, with respect to expenses, the Independent Trustees noted that the Funds (other than the Retirement Funds) were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many of the Funds’ Broadridge Expense Groups have separate advisory and administration agreements with separate fees. The Independent Trustees also took into account the “unitary” administrative fee structure applicable to the Retirement Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Retirement Funds, paid for by the Investment Manager out of its administrative fee.

To the extent applicable, the Independent Trustees considered information regarding the investment performance and fees for other funds and/or separately managed accounts, including institutional accounts, managed by the Investment Manager or its affiliates pursuing a similar investment strategy, if any (“similar accounts”). Specifically, the Independent Trustees reviewed information showing the net advisory fees charged by the Investment Manager to the similar accounts. In comparing these fees, the Independent Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the higher demands placed on the Investment Manager to provide considerable shareholder services due to the volume of investors, including shareholder communications and client relation services and account administration services; investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial; enterprise, and reputational risk in managing retail mutual funds; and the impact on the Investment Manager and expenses associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to institutional or separate accounts.

Economies of Scale and “Fall-Out” Benefits

The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Funds. The Independent Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so that, as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver and expense limitation arrangements observed by the Investment Manager for applicable Funds. The Independent Trustees also considered that the Investment Manager shares the benefits of economies of scale with the Funds and their shareholders by adding and enhancing services to the Funds over time, including expenditures in staff, technology, and infrastructure.

Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as Investment Manager to the Funds. The Independent Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken and will undertake as investment manager and sponsor of the Funds as well as the reputational value derived from serving as investment manager to the Funds. They also considered that the Retirement Funds’ unitary administrative fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Investment Manager, and that the Investment Manager’s profitability likewise generally declines under the unitary administrative fee structure when Fund assets decline. The Independent Trustees considered that the Retirement Funds’ unitary administrative fee also insulates shareholders from increased expense ratios arising from declines in net assets or from increases in the costs of third-party services, such as custodial, transfer agent or audit services.

Profitability

The Independent Trustees considered the overall estimated profitability to the Investment Manager with respect to combined advisory and administrative fees for each Fund, as well as profitability separately as to each of the advisory fees and administrative fees for each Retirement Fund, on a Fund-by-Fund basis for the twelve months ended December 31, 2019. They also reviewed the Investment Manager’s aggregate profitability with respect to the Fund complex and the Investment Manager’s overall profitability with respect to all products globally. As part of its considerations, the Board considered the cost allocation methodology that the Investment Manager used in developing its estimated profitability figures. In this connection, the Independent Trustees considered that for certain Funds profitability had increased as a result of expense reduction efforts, although the Funds’ assets had declined over the last year.

The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees concluded that the Investment Manager’s estimated pre-tax profitability for advisory services was not excessive or unreasonable, although it was sizeable for certain Funds, and that estimated pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the

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administrative fee, was sizeable for certain Retirement Funds, but generally not unreasonable under the circumstances. The Independent Trustees recognized that the Investment Manager and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on their review, determined that the estimated profitability to the Investment Manager with respect to its relationship with each Fund did not, in any case, appear to be excessive.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Independent Trustees considered the following information. The comparative performance, fee, and expense information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees.

With respect to all Funds, the Independent Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class (or, in the case of the Retirement Funds, Class R6) shares of the Funds against their respective Broadridge Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2020. Institutional Class performance (or, in the case of the Retirement Funds, Class R6 performance) relative to the median for each Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below median for their respective Broadridge Performance Universes, the specific quintile rankings for Institutional Class (or, in the case of the Retirement Funds, Class R6) shares are also noted below with respect to the relevant periods of underperformance. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Independent Trustees reviewed, among other information, data provided by Broadridge comparing each Fund’s advisory fee, and ratios of total expenses to net assets (“Total Expense Ratios”) for two share classes (Class A and Institutional Class, or in the case of the Retirement Funds, Class R6) to the Funds’ respective Broadridge Expense Groups for the most recently reported fiscal year. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class shares or Class R6 shares, as applicable, are referred to as the “institutional expense group.” The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. For those Funds whose fees or expenses were higher than the Broadridge Expense Group median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Independent Trustees by Broadridge, in which case fund rankings are provided). For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses.

Retirement Funds and Allocation Funds:

∎	2020 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three- and five-year periods and below median for the ten-year period (in the fifth quintile). As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for both the retail and institutional expense groups, and total expense ratios were above median for both the retail and institutional expense groups (on a net basis).

∎	2025 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and five-year periods and below median for the three-year period (in the fourth quintile). The Fund’s inception date was December 19, 2011, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for both the retail and institutional expense groups, and total expense ratios were below median for the retail expense group and above median for the institutional expense group (on a net basis).

∎	2030 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and five-year periods and below median for the three- and ten-year periods (in the fourth quintile for the three-year period and in the fifth quintile for the ten-year period). As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for both the retail and institutional expense groups, and total expense ratios were above median for the retail expense group and at median for the institutional expense group (on a net basis).

∎	2035 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and three-years period and below median for the five-year period (in the third quintile). The Fund’s inception date was December 19, 2011, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for both the retail and institutional expense groups, and total expense ratios were below median for the retail expense group and above median for the institutional expense group (on a net basis).

∎	2040 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and five-years period and below median for the three- and ten-year periods (in the fourth quintile for the three-year period and in the fifth quintile for the ten-year period). As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for the retail expense group and above median for the institutional expense group, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎

2045 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period and below median for the three- and five-year periods (in the fourth quintile for the three-year period and in the third quintile for the five-year period). The Fund’s inception date was December 19, 2011, and does not accordingly have all performance periods reflected. As

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compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for the retail expense group and above median for the institutional expense group, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	2050 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above the median for the one-year period and below median for the one-, three-, five- and ten-year periods (in the fourth quintile for the three-year period, in the third quintile for the five year period and in the fifth quintile for the ten-year period). As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for the retail expense group and above median for the institutional expense group, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	2055 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three- and five-year periods (in the third quintile for the one-year period and in the fifth quintile for the three-year period and fourth quintile for the five-year period). As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for the retail expense group and above median for the institutional expense group, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Multi Asset Income Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, three- and five-year periods and in the fourth quintile for the ten-year period). As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for the retail expense group and institutional expense group, and total expense ratios were above median for the retail expense group and below median for the institutional expense group (on a net basis).

∎	Global Allocation Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s management fees were above the median for the retail expense group and below the median for the institutional expense group and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Global Dynamic Allocation Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was at the median for the one-year period and above median for the three-, five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s management fees were below the median for the retail and institutional expense groups and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

AllianzGI Funds:

∎	Best Styles Global Equity Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above the median for the one-year period and below the median for the three- and five-year periods (in the fourth quintile for the three-year period and in the third quintile for the five-year period). The Fund’s inception date was September 2, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees were below median for the both the retail and institutional expense groups, and actual total expense ratios were below the median for both the retail and institutional expense groups (on a net basis).

∎	Best Styles U.S. Equity Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three- and five-year periods. The Fund’s inception date was December 1, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees were below median for the both the retail and institutional expense groups, and actual total expense ratios were below the median for both the retail and institutional expense groups (on a net basis).

∎	Convertible Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s management fees were below median for the both the retail and institutional expense groups, and actual total expense ratios were below the median for both the retail and institutional expense groups (on a net basis).

∎	Core Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period. The Fund’s inception date was May 30, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fee was below median for the institutional expense group, and actual total expense ratio was below the median for the institutional expense group (on a net basis).

∎	Core Plus Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period. The Fund’s inception date was May 30, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fee was below median for the institutional expense group, and actual total expense ratio was below the median for the institutional expense group (on a net basis).

∎	Emerging Markets Consumer Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period and below the median for the three- and five-year periods (in the fourth quintile for both periods). The Fund’s inception date was December 1, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees were above median for the retail expense group and below median for the institutional expense group, and actual total expense ratios were above median for the retail expense group and at median for the institutional expense group (on a net basis).

∎

Emerging Markets SRI Debt Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three- and five-year periods. The Fund’s inception date was September 15, 2014, and does not accordingly have all performance

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periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees were below median for the both the retail and institutional expense groups, and actual total expense ratios were below the median for both the retail and institutional expense groups (on a net basis).

∎	Emerging Markets Small-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one- and three-year periods (in the fifth quintile for the one-year period and in the fourth quintile for the three-year period) and above the median for the five-year period. The Fund’s inception date was December 1, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees were below median for both the retail and institutional expense groups, and actual total expense ratios were above median for the retail expense group and at median for the institutional expense group (on a net basis).

∎	Emerging Markets Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three- and five-year periods. The Fund’s inception date was December 18, 2012, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees were below median for the both the retail and institutional expense groups, and actual total expense ratios were below the median for both the retail and institutional expense groups (on a net basis).

∎	Floating Rate Note Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fifth quintile). The Fund’s inception date was December 27, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fee was below median for the institutional expense group, and actual total expense ratio was at the median for the institutional expense group (on a net basis).

∎	Global High Yield Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period. The Fund’s inception date was May 3, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fee was below median for the institutional expense group, and actual total expense ratio was below median for the institutional expense group (on a net basis).

∎	Global Sustainability Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above the median for the one-year period and below median for the three- and five-year periods (in the fourth quintile for the three-year period and in the third quintile for the five-year period). The Fund’s inception date was December 9, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Green Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fifth quintile). The Fund’s inception date was

November 19, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	High Yield Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and ten-year periods and below median for the three- and five-year periods (in the third quintile). As compared to its Broadridge Expense Group, the Fund’s management fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for both the retail and institutional expense groups (on a net basis).

∎	International Small-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three- and ten-year periods and below median for the five-year period (in the third quintile). As compared to its Broadridge Expense Group, the Fund’s management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Micro Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five- and ten-year periods (in the fifth quintile). As compared to its Broadridge Expense Group, the Fund’s management fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for both the retail and institutional expense groups (on a net basis).

∎	PerformanceFee Managed Futures Strategy Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fifth quintile). The Fund’s inception date was December 18, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fee was below median for the institutional expense group, and actual total expense ratio was below the median for the institutional expense group (on a net basis).

∎	PerformanceFee Structured US Equity Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fifth quintile). The Fund’s inception date was December 18, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fee was below median for the institutional expense group, and actual total expense ratio was below the median for the institutional expense group (on a net basis).

∎	PerformanceFee Structured US Fixed Income Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fourth quintile). The Fund’s inception date was December 18, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fee was below median for the institutional expense group, and actual total expense ratio was below the median for the institutional expense group (on a net basis).

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∎	Preferred Securities and Income Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fourth quintile). The Fund’s inception date was May 30, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fee was below median for the institutional expense group, and actual total expense ratio was below the median for the institutional expense group (on a net basis).

∎	Short Duration High Income Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, and five-year periods (in the fourth quintile for the one- and three-year periods and in the third quintile for the five-year period). The Fund’s inception date was October 3, 2011, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Short Term Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period. The Fund’s inception date was August 23, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Structured Return Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, and five-year periods (each in the fifth quintile). The Fund’s inception date was December 3, 2012 and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s advisory fees were at median for the retail expense group and below median for the institutional expense group, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Ultra Micro Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five-, and ten-year periods (each in the fifth quintile). As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for both the retail and institutional expense groups (on a net basis).
∎	U.S. Equity Hedged Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, and five-year periods. The Fund’s inception date was December 3, 2012, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Water Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s management fees were above median for the retail expense group and below median for the institutional expense group, and actual total expense ratios were below the median for the retail expense group and above median for the institutional expense group (on a net basis).

Conclusion

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and in their business judgement, that they were satisfied with the Investment Manager’s responses and on-going efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Independent Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued, taking into account the Investment Manager’s agreement to observe waivers and/or breakpoints for certain Funds. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreements with respect to the Funds was in the interests of the applicable Funds and their shareholders, and determined to recommend that the continuance of the Agreements be approved by the full Board.

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Privacy Policy

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these

246	September 30, 2020 |	Annual Report

secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	LinkedIn: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds Multi-Strategy Trust

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Thomas J. Fuccillo† 1968	3/2019 to present	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 43 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.	40	None

Erick R. Holt† 1952	12/2017 to present	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer of Allianz Asset Management GmbH (2006-2018).	40	None

Independent Trustees

Alan Rappaport 1953 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015). and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	40	None.

Sarah E. Cogan 1956	1/2019 to present	Retired partner of Simpson Thacher & Bartlett LLP (law firm) (“STB”); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	69*	None.

Deborah A DeCotis 1952	6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	69*	None.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration). and Chairman, Oklahoma Water Resources Board.	40	Director, Bancfirst Corporation

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Allianz Funds Multi-Strategy Trust (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

James A. Jacobson 1945	12/2014 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	69*	Formerly, Trustee Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	12/2014 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	69*	None.

James S. MacLeod 1947	12/2014 to present	Non-Executive Chairman, CoastalSouth Bancshares, Inc. (since 2018); Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa. Formerly, Chief Executive Officer of CoastalSouth Bancshares (2010-2018); President and Chief Operating Officer, Coastal States Bank (2007-2018); Managing Director and President, Homeowners Mortgage, a subsidiary of Coastal States Bank (2007-2018), Executive Vice President, Mortgage Guaranty Insurance Corporation (1984-2004).	40	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	12/2014 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	69*	None.

Davey S. Scoon 1946	1/2006 to present	Formerly Adjunct Professor, University of Wisconsin-Madison (2011-2019).	40	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013- 2016).

*	Inclusive of 29 funds managed by Pacific Investment Management Company, LLC (“PIMCO”).
†	Each of Mr. Fuccillo and Mr. Holt is an “Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Manager and its affiliates.

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Allianz Funds—Officers

Name, Address and Year of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 40 funds in the Fund Complex and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016); and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten 1971 Treasurer, Principal Financial and Accounting Officer	4/2018 to present	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 40 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964 Chief Legal Officer and Secretary	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 40 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	4/2013 to present	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 40 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC and Assistant Treasurer of 40 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 40 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016 – 2018).

Craig Ruckman 1977 Assistant Secretary	12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC; and Assistant Secretary of 40 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

*	The officers of the Trust are elected annually by the Board of Trustees.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

250	September 30, 2020 |	Annual Report

Allianz Funds Multi-Strategy Trust

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Craig A. Ruckman

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to:

DST Asset Manager Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968,

Kansas City, MO 64121-9968

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors LLC, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with 754 investment professionals in 25 offices worldwide and managing $641 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of September 30, 2020.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in each Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Funds Multi-Strategy Trust. Allianz Funds and the Allianz Funds Multi-Strategy Trust are distributed by Allianz Global Investors Distributors LLC. © 2019. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750AR_093020

1344007

ITEM 2.	CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,150,392 in 2019 and $717,922 in 2020.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2019 and $0 in 2020.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $514,451 in 2019 and $405,000 in 2020. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)1.

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided; the fees to be charged in connection with the services expected to be provided; a review of the safeguards put into place by the accounting firm to safeguard independence; and periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time it pre-approves a service; it may rely on previous evaluations to the extent it considers appropriate.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit-related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations Trust

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Federal, state and local income tax compliance; and, sales and use tax compliance, including required filings and amendments

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2) At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3) Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable.

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2019 Reporting Period was $1,594,163 and the 2020 Reporting Period was $1,623,815.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99_ CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: December 7, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: December 7, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: December 7, 2020